UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23207

Brinker Capital Destinations Trust

(Exact name of registrant as specified in charter)

1055 Westlakes Drive, Suite 250

Berwyn, PA 19312

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (610) 407-5500

Date of fiscal year end:

February 28

Date of reporting period:

February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
February 28, 2019
Destinations Large Cap Equity Fund   Class / Ticker : I / DLCFX, Z / DLCZX
Destinations Small-Mid Cap Equity Fund   Class / Ticker : I / DSMFX, Z / DSMZX
Destinations International Equity Fund   Class / Ticker : I / DIEFX, Z / DIEZX
Destinations Equity Income Fund   Class / Ticker : I / DGEFX, Z / DGEZX
Destinations Real Assets Fund   Class / Ticker : I / DRAFX, Z / DRAZX
Destinations Core Fixed Income Fund   Class / Ticker : I / DCFFX, Z / DCFZX
Destinations Low Duration Fixed Income Fund   Class / Ticker : I / DLDFX, Z / DLDZX
Destinations Global Fixed Income Opportunities Fund   Class / Ticker : I / DGFFX, Z / DGFZX
Destinations Municipal Fixed Income Fund   Class / Ticker : I / DMFFX, Z / DMFZX
Destinations Multi Strategy Alternatives Fund   Class / Ticker : I / DMSFX, Z / DMSZX
Beginning on or about May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial advisor. Instead, the reports will be made available on the Funds’ website (www.destinationsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial advisor.
You may elect to receive all future reports in paper free of charge. You can contact your financial advisor to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Destinations Funds held in your account.
www.destinationfunds.com // 877.771.7979

Shareholder Letter

Dear Shareholder,
We are pleased to provide the annual report of the Destinations Funds for the twelve-month reporting period for the fiscal year ended February 28, 2019. Please refer to the investment commentary for a detailed look at prevailing economic and market conditions during the Funds’ reporting period.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices to help you while you pursue your objectives and goals. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.destinationsfunds.com. On our website, you can gain immediate access to Destinations Funds information, including:
•
Fund prices and performance,

•
Holdings,

•
Distributions, and

•
A host of fund literature and resources

We want to thank you for your continued confidence in the Destinations Funds and we look forward to helping you meet your financial goals.
Sincerely,
Jason B. Moore
President, Brinker Capital Destinations Trust
April 29, 2019
Important Disclosure:
Mutual fund investing involves risk. The value of your investment in a Fund could go down. Multi-investment management styles may lead to overlapping securities transactions and higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them, as well as market fluctuations and industry/economic trends etc.

Investment Commentary

Market volatility returned during the twelve-month fiscal year ending February 28, 2019 (the “period”), leading to mixed performance across global equity markets. A strong macroeconomic backdrop during the first seven months of the period triggered a robust rise in US equities. However, in the fourth quarter of 2018, concerns over continued tighter monetary policy by the Federal Reserve and escalating trade tensions led to a sharp market drawdown that more than erased the market gains experienced earlier in the period. Markets began to rebound in the beginning of 2019 helped by a combination of improving signals from trade talks between the US and China and a pause in the tightening cycle and substantial softening of rhetoric by the Federal Reserve. Fundamentals overall remained supportive, but evidence of some weakening data may lead to a slower pace of economic growth moving forward.
The S&P 500 Index was up +4.7% for the period. Sector performance was mixed with utilities (+20.3%) and real estate (+19.9%) leading returns as these yield-oriented sectors fared well in the fourth quarter market drawdown. Healthcare (+10.8%) was also a positive, helped by easing concerns over political and regulatory risks as a divided Congress will likely lead to legislative gridlock. Financials (-6.3%) was the worst performing sector for the fiscal year. Materials (-5.8%) and industrials (+1.6%) faced meaningful headwinds stemming from the implementation of tariffs during the year. Energy (+0.9%) suffered a large drawdown in the fourth quarter, negatively impacted by falling oil prices spurred by rising supply and concerns of slower demand due to weaker global growth. From a size perspective, large cap equities slightly lagged mid and small cap equities. Growth outperformed value.
Developed international equities, as measured by the MSCI EAFE Index, were down -5.5% for the period. Despite an evident slowdown in growth within the eurozone, the European Central Bank proceeded with ending its quantitative easing program in December, creating additional challenges for the region. Political concerns and uncertainty surrounding Brexit also weighed on international markets. Emerging markets as measured by the MSCI Emerging Markets Index declined -9.5% during the period. The region experienced meaningful headwinds stemming from a stronger US Dollar and escalating trade tensions between the US and China. However, in the beginning of 2019 a softening of US administration trade rhetoric and increased stimulus within China, key drivers for emerging market indices, helped boost growth in the region.
Investment grade fixed income, as measured by the Bloomberg Barclays US Aggregate Index, was up +3.2% for the period. The 10-yield Treasury yield peaked at 3.2% in November before falling 52 basis points to end the period at 2.7%. Tightening monetary policy for most of the period and slower growth expectations led to a meaningful flattening of the yield curve with the short-end of the curve inverted. Credit spreads, which remained range-bound for the first seven months of the period, surged in the fourth quarter but have since contracted 158 basis points from their peak. Municipals outperformed taxable counterparts, helped by a decrease in supply.
As we continue moving through the business cycle, we still find a number of factors supportive of the economy and markets; however, we remain cognizant of the risks. In the short-term, a number of factors are adding to global uncertainty and increasing the potential for additional volatility.
The following factors should provide support to the economy and markets over the near term:
•
US economic growth: We may see a moderation of US economic growth as the benefits of tax reform begin to fade in 2019. However, fundamentals remain solid and we see continued strength in the labor market.

•
Solid US earnings growth continues: The outlook for corporate earnings growth remains favorable. Earnings estimates have declined, providing opportunity for upside surprises.

•
Fed Pause: The Fed has backed off their more aggressive tightening stance with a pause in rate hikes.

Investment Commentary (concluded)

However, risks facing the economy and markets include:
•
Global policy uncertainty: On the monetary policy side, too aggressive policy could impede global growth and lead to a recession. On the fiscal policy side, the development of tariffs and other restrictive trade policies have led to tensions between the US and its global trading partners. Rising populism and political turmoil have increased the possibility for global geopolitical missteps.

•
Interest rate environment/yield curve: The yield curve has flattened meaningfully, but the curve has not yet inverted between longer and shorter-dated maturities, which would be cause for further concern.

•
Potential for higher inflation: Inflation is manageable at current levels and inflation expectations remain muted. Should inflation move meaningfully higher, the Fed may be forced to shift to a more aggressive tightening stance.

Despite the recent heightened volatility, we believe the weight of the evidence leans positive. US economic growth, while moderating, is still positive helped by a strong labor market, elevated consumer confidence, solid corporate earnings growth, and muted levels of inflation. Credit conditions are still supportive. Global policies and actions of governments and central banks may lead to higher volatility, but our view on risk assets remains positive over the intermediate term. The higher volatility should result in wider dispersion of returns across and within asset classes, an attractive environment for our diversified, active investment approach.
Thank you for your confidence and your support as shareholders of the Destinations Funds.
Sincerely,
Jason B. Moore
President, Brinker Capital Destinations Trust
April 29, 2019

Destinations Large Cap Equity Fund
Management’s Discussion of Fund Performance (unaudited)

Investment Objective
The investment objective of the Destinations Large Cap Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest in the equity securities of large capitalization companies. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index. Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 28, 2019, the Fund returned 2.72%, lagging the Russell 1000 Index, which returned 4.97% for the period. The Fund benefited from strong stock selection within the information technology sector. Also contributing positively to the Fund’s performance was an overweight to the healthcare sector, an underweight to financials sector and strong stock selection within the consumer staples sector. Detracting from the Fund’s performance was stock selection within the communication services, industrials, materials and consumer discretionary sectors.
Investment Sub-advisers
BlackRock Investment Management, LLC
Seeks to provide index exposure by replicating the total return performance of the S&P 500 Index.
Columbia Management Investment Advisers, LLC
Constructs a concentrated high growth portfolio comprised of a mix of established and emerging growth companies that are gaining market share in industries that represent a larger segment of the overall economy.
Delaware Investments Fund Advisers
Constructs a concentrated deep value portfolio that seeks to capitalize on discrepancies between intrinsic value and price.
Fort Washington Investment Advisors, Inc.
Constructs a concentrated portfolio focusing on businesses with sustainable competitive advantages or high barriers to entry that are trading below intrinsic value.
Strategas Asset Management
Focuses on large capitalization companies making significant investments in public policy developments and the potential earning benefits that accrue from those investments.
T. Rowe Price Associates, Inc.
Focuses on companies with superior growth in earnings and cash flow, ability to sustain earnings momentum even during economic slowdowns, and occupation of a lucrative niche in the economy with ability to expand even during economic slowdowns.
TCW Investment Management Company, LLC
Employs a relative value strategy which focuses on undervalued stocks where the company has a fundamental catalyst or competitive advantage that will ultimately be recognized by the market.

Destinations Large Cap Equity Fund (concluded)
Management’s Discussion of Fund Performance (unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Large Cap Equity Fund from its inception (March 20, 2017) to February 28, 2019 as compared with the Russell 1000 Index.
Average Total Returns as of February 28, 2019
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Large Cap Equity Fund	12.62%	2.73%	10.28%
Russell 1000 Index	12.05%	4.97%	10.56%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.94% and 0.82%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Small-Mid Cap Equity Fund
Management’s Discussion of Fund Performance (unaudited)

Investment Objective
The investment objective of the Destinations Small-Mid Cap Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest in the equity securities of small- and mid-capitalization companies. The Fund defines small-mid cap companies as companies whose market capitalizations typically fall within the range of either the Russell Midcap® Index or the Russell 2000® Index. The Fund may invest a portion of its assets in securities of micro-cap companies. The Fund invests in securities of companies operating in a broad range of industries. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 28, 2019, the Fund returned 8.98%, outpacing the Russell Midcap Index return of 5.61% as well as the Russell 2000 Index return of 5.56% over the period. The Fund benefited from strong stock selection within the industrials, real estate and consumer discretionary sectors. An overweight to and strong stock selection within the healthcare sector also contributed to performance. Detracting from performance was stock selection within the financials sector. An overweight position to the energy sector was also a negative but was offset by strong stock selection within the sector. A slight underweight to information technology detracted from returns as the sector had strong performance over the period.
Investment Sub-advisers
Ceredex Value Advisors LLC
Employs a disciplined and methodical bottom-up stock selection process with an emphasis on dividends, valuation and fundamentals.
Driehaus Capital Management LLC
Focuses on micro and small cap companies and identifies company-specific growth-inflation points to capitalize on behavioral dynamics of the market through the integration of fundamental, macro and behavioral analysis.
LMCG Investments, LLC
Employs a classic value approach with an emphasis on purchasing high quality companies at a discount to intrinsic value.

Destinations Small-Mid Cap Equity Fund (concluded)
Management’s Discussion of Fund Performance (unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Small-Mid Cap Equity Fund from its inception (March 20, 2017) to February 28, 2019 as compared with both the Russell Midcap Index and Russell 2000 Index.
Average Total Returns as of February 28, 2019
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Small-Mid Cap Equity Fund	16.36%	9.02%	10.14%
Russell Midcap Index	15.55%	5.61%	9.07%
Russell 2000 Index	17.03%	5.56%	8.26%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.10% and 0.99%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations International Equity Fund
Management’s Discussion of Fund Performance (unaudited)

Investment Objective
The investment objective of the Destinations International Equity Fund (the “Fund”) is to provide long term capital appreciation.
Investment Strategy
The Fund will invest primarily in foreign equity securities, including emerging market and frontier market equity securities, of any capitalization. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 28, 2019, the Fund returned -5.69%, slightly ahead of the MSCI All Country World ex USA Index which returned -5.98% over the period. From a sector perspective, the Fund benefited from strong stock selection and an underweight position to the communication services sector as well as positive stock selection within the information technology sector. Stock selection within the energy, health care and financials sectors detracted from the Fund’s performance over the period. From a geographical perspective, an overweight allocation to North America relative to the benchmark was a positive contributor for the Fund as U.S. equities outpaced international equities over the period. Also contributing to the performance of the Fund was stock selection within the Asia Pacific region. Stock selection within developed Europe including the United Kingdom were negatives. An overweight to emerging markets relative to the Fund’s benchmark also detracted from performance for the period.
Investment Sub-advisers
BAMCO, Inc.
Employs a long-term investment approach to emerging markets that seeks out appropriately capitalized open-ended growth opportunities, exceptional leadership, and sustainable competitive advantages.
MFS Investment Management
Employs a contrarian investment process that seeks companies that are undervalued compared to intrinsic value.
T. Rowe Price Associates, Inc.
Focuses on companies with the potential to achieve long term earnings growth that have a leading market position, technological leadership or proprietary advantage and seasoned management.
Wasatch Advisors, Inc.
Targets inefficient segments of international equity markets with a focus on high-quality companies that offer long duration earnings and revenue growth and are trading at a reasonable valuation.

Destinations International Equity Fund (concluded)
Management’s Discussion of Fund Performance (unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations International Equity Fund from its inception (March 20, 2017) to February 28, 2019 as compared with the MSCI All Country World ex USA Index.
Average Total Returns as of February 28, 2019
	YTD	1 Year	Since Inception (3/20/2017)
Destinations International Equity Fund	10.14%	-5.71%	5.47%
MSCI AC World ex USA Index	9.69%	-5.98%	5.86%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.25% and 1.14%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Equity Income Fund
Management’s Discussion of Fund Performance (unaudited)

Investment Objective
The Destinations Equity Income Fund (the “Fund”) has a primary investment objective of current income with a secondary objective of long-term capital appreciation.
Investment Strategy
The Fund will invest in dividend-paying securities of both U.S.-based and foreign companies. The Fund invests primarily in common stock, preferred stock, interests in Real Estate Investment Trusts (REITs), foreign securities, American Depositary Receipts (ADRs) and equity-linked notes that are believed to be attractively valued and to have the potential for long-term growth. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 28, 2019, the Fund returned 7.49%, outperforming the 4.66% return for the S&P 500 Index over the period. The Fund’s overweight to income-producing sectors of the equity market, including consumer staples, utilities, energy and real estate, was a significant contributor to performance when compared to the performance of the broad-based S&P 500 Index. Strong stock selection within the health care, energy and information technology sectors were also positives for the Fund. Detracting from Fund performance for the period was stock selection in financials, consumer staples and communication services sectors.
Investment Sub-advisers
Federated Equity Management Company of Pennsylvania
Employs a bottom-up, fundamental approach with an emphasis on high-yielding, dividend growing stocks.
NWQ Investment Management Company LLC
Seeks to provide high current income and long-term capital appreciation by investing in global equity and income-producing securities.

Destinations Equity Income Fund (concluded)
Management’s Discussion of Fund Performance (unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Equity Income Fund from its inception (March 20, 2017) to February 28, 2019 as compared with the S&P 500 Index.

Growth of a Hypothetical $10,000 Investment
As of February 28, 2019
13,000
12,000
11,000
10,000
9,000
8,000
$12,193
$11,220
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Destinations Equity Income
S&P 500 Index

Average Total Returns as of February 28, 2019
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Equity Income Fund	8.97%	7.52%	6.05%
S&P 500 Index	11.48%	4.66%	10.55%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.05% and 0.92%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Real Assets Fund
Management’s Discussion of Fund Performance (unaudited)

Investment Objective
The investment objective of the Destinations Real Assets Fund (the “Fund”) is long term capital appreciation with some inflation protection.
Investment Strategy
The Fund will invest in “real assets” and securities that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. Real assets are defined broadly by the fund and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund may employ a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 28, 2019, the Fund returned -27.86% compared to a return of 1.00% for the MSCI World Index, a proxy for global developed equity markets. The Fund’s emphasis on oil and gas companies through its large allocation to a global natural resources strategy was the largest detractor from performance as these companies significantly underperformed global equities over this period, in particular those companies focused on natural gas. On the positive side, an allocation to REITs benefited the Fund.
Investment Sub-advisers
SailingStone Capital Partners LLC
Employs a concentrated global all cap strategy that seeks to identify natural resources companies with “advantaged assets” managed by prudent capital allocators to create values across a commodity cycle.

Destinations Real Assets Fund (concluded)
Management’s Discussion of Fund Performance (unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Real Assets Fund from its inception (March 20, 2017) to February 28, 2019 as compared with the MSCI World Index.
Average Total Returns as of February 28, 2019
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Real Assets Fund	11.05%	-27.95%	-18.92%
MSCI World Index	11.11%	1.00%	8.65%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.23% and 1.19%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Core Fixed Income Fund
Management’s Discussion of Fund Performance (unaudited)

Investment Objective
The investment objective of the Destinations Core Fixed Income Fund (the “Fund”) is to maximize current income and total return.
Investment Strategy
The Fund will invest in fixed income instruments. The Fund invests primarily in bonds and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans, loan participations, assignments, derivatives, credit default swaps, inverse floater securities, interest-only and principal-only securities and money market instruments. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 28, 2019, the Fund returned 2.76% compared to a return of 3.16% for the Bloomberg Barclays US Aggregate Index. The Fund’s shorter duration positioning and underweight to US Treasuries detracted from returns. This positioning had been a positive for the first eight months of the period, but interest rates fell from their peak reached in November as policy uncertainty weighed on markets. An underweight to corporate credit in favor of an overweight to mortgage-backed securities, as well as security selection within the securitized sectors of mortgage-backed securities, asset backed securities and commercial mortgage-backed securities contributed positively to the Fund’s performance.
Investment Sub-advisers
BlackRock Investment Managements, LLC
Provides broad fixed income market index exposure by tracking the Bloomberg Barclays US Aggregate Index.
DoubleLine Capital LP
Combines top-down factors, with bottom-up security analysis and invests across a broad range of fixed income sectors.

Destinations Core Fixed Income Fund (concluded)
Management’s Discussion of Fund Performance (unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Core Fixed Income Fund from its inception (March 20, 2017) to February 28, 2019 as compared with the Bloomberg Barclays US Aggregate Index.
Average Total Returns as of February 28, 2019
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Core Fixed Income Fund	1.00%	2.77%	1.58%
Bloomberg Barclays US Aggregate Index	1.00%	3.16%	2.24%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.86% and 0.78%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Low Duration Fixed Income Fund
Management’s Discussion of Fund Performance (unaudited)

Investment Objective
The investment objective of the Destinations Low Duration Fixed Income Fund (the “Fund”) is to provide current income.
Investment Strategy
The Fund will invest in fixed income instruments. The Fund invests primarily in bonds and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans and money market instruments. The Fund will normally be constructed with an average total portfolio duration of three years or less. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 28, 2019, the Fund returned 2.77%, outperforming the ICE BofAML US Treasury 1-3 Year Index which posted a return of 2.28% for the period. A meaningful bias to corporate credit and security selection within the corporate credit sector were positives for the period. The Fund maintained a shorter duration than the index which contributed to performance as the short-end of the yield curve inverted during the fourth quarter of the 2018 calendar year.
Investment Sub-advisers
CrossingBridge Advisors, LLC
Focuses on capital preservation by investing in underlying event driven high yield and investment grade corporate credit opportunities with an estimated holding life of several months to three years.
DoubleLine Capital LP
Combines top-down factors, with bottom-up security analysis and seeks to maximize current income through investing in a variety of fixed income sectors with an overall average effective duration of three years or less.

Destinations Low Duration Fixed Income Fund (concluded)
Management’s Discussion of Fund Performance (unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Low Duration Fixed Income Fund from its inception (March 20, 2017) to February 28, 2019 as compared with the ICE BofAML US Treasury 1-3 Year Index.
Average Total Returns as of February 28, 2019
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Low Duration Fixed Income Fund	1.24%	2.79%	2.20%
ICE BofAML US Treasury 1-3 Year Index	0.37%	2.28%	1.17%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.98% and 0.94%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Global Fixed Income Opportunities Fund
Management’s Discussion of Fund Performance (unaudited)

Investment Objective
The investment objective of the Destinations Global Fixed Income Opportunities Fund (the “Fund”) is to maximize total return.
Investment Strategy
The Fund invests in fixed income securities including global investment grade and non-investment grade debt, global sovereign debt, bank loans, preferred securities and convertible securities. The Fund employs a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 28, 2019, the Fund returned 2.19% compared to a return of 3.18% for the Bloomberg Barclays US Universal Index. The Fund’s significant overweight to corporate credit detracted from performance as credit spreads widened during the fourth quarter of the 2018 calendar year, but a bias to smaller and less benchmark-centric issues within the sector helped performance. An allocation to bank loans was also a positive for the period. A small allocation to preferred stock detracted from performance.
Investment Sub-advisers
CrossingBridge Advisors, LLC
Employs an opportunistic approach, allocating to high yield and investment grade corporate credit securities across multiple credit opportunity types.
DoubleLine Capital LP
Employs a value-oriented, research-driven approach to identify emerging market countries and companies with the potential for improving credit fundamentals and ratings.
Nuveen Asset Management, LLC
Employs a top-down quantitative-driven process complemented by fundamental credit research analysis with a focus on relative value, resulting in a concentrated portfolio of preferred securities.

Destinations Global Fixed Income Opportunities Fund (concluded)
Management’s Discussion of Fund Performance (unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Global Fixed Income Opportunities Fund from its inception (March 20, 2017) to February 28, 2019 as compared with the Bloomberg Barclays US Universal Index.
Average Total Returns as of February 28, 2019
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Global Fixed Income Opportunities Fund	2.33%	2.20%	2.83%
Bloomberg Barclays US Universal Index	1.49%	3.18%	2.48%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.05% and 0.94%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Municipal Fixed Income Fund
Management’s Discussion of Fund Performance (unaudited)

Investment Objective
The investment objective of the Destinations Municipal Fixed Income Fund (the “Fund”) is to provide current income that is exempt from federal income taxation.
Investment Strategy
The Fund invests in fixed income securities that pay interest that is exempt from regular federal income tax. In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments, which are fixed-income obligations issued by a state, territory or possession of the United States (included the District of Columbia) or a political subdivision, agency or instrumentality thereof, primarily in investment grade debt obligations. The Fund may employ a multi-manager sub-advised structure. The Adviser may also invest a portion of the Fund’s assets in shares of exchange-traded funds (ETFs), which use a passive management strategy.
Investment Commentary
For the fiscal year ending February 28, 2019, the Fund returned 3.29% compared to a return of 3.61% for the ICE BofAML US Municipal Securities 1-10 Year Index. The Fund’s bias towards higher quality issues and structures weighed on performance during the period.
Investment Sub-advisers
Northern Trust Investments, Inc.
Employs a relative value, high quality approach to municipal bonds that seeks to identify undervalued securities and sectors.
FIAM LLC
Seeks a high level of tax-exempt income while focusing on fundamental credit analysis, yield curve positioning and an analysis of security-specific structural characteristics.

Destinations Municipal Fixed Income Fund (concluded)
Management’s Discussion of Fund Performance (unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Municipal Fixed Income Fund from its inception (March 20, 2017) to February 28, 2019 as compared with the ICE BofAML US Municipal Securities 1-10 Year Index.
Average Total Returns as of February 28, 2019
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Municipal Fixed Income Fund	1.18%	3.30%	1.60%
ICE BofAML US Municipal Securities 1-10 Yr Index	1.32%	3.61%	2.53%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.88% and 0.76%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Destinations Multi Strategy Alternatives Fund
Management’s Discussion of Fund Performance (unaudited)

Investment Objective
The investment objective of the Destinations Multi Strategy Alternatives Fund (the “Fund”) is capital appreciation with reduced correlation to equity and fixed income markets.
Investment Strategy
The Fund employs a strategy intended to generate long term growth across market cycles with reduced correlation to equity and fixed income markets. The Fund may invest across multiple strategies including long/short credit, long/short equity, relative value, distressed credit, global macro, event-driven and closed-ended funds. The Fund employs a multi-manager sub-advised structure.
Investment Commentary
For the fiscal year ending February 28, 2019, the Fund returned 1.10% compared to a return of  -4.09% for the HFRX Global Hedge Fund Index. Allocations to event driven, closed-end fund, relative value fixed income and long/short credit strategies contributed positively to performance. The Fund’s allocation to global macro was negative on an absolute basis but the strategy still finished ahead of the HFRX Global Hedge Fund Index for the period.
Investment Sub-advisers
Avenue Capital Group II, L.P.
Employs a total return, event-driven long/short credit approach supported by in-depth, bottom-up credit research, resulting in a focused portfolio diversified across capital structure and geography.
Driehaus Capital Management LLC (Driehaus Event Driven)
Employs a concentrated approach seeking asymmetric payoff profiles in directional long, directional short and relative value arbitrage strategies, focusing on liquid credit, equity and derivative securities.
RiverNorth Capital Management, LLC
Seeks to exploit the anomaly of closed-end fund discounts in the secondary market though investing in equity, fixed income and hybrid closed-end funds.

Destinations Multi Strategy Alternatives Fund (concluded)
Management’s Discussion of Fund Performance (unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Destinations Multi Strategy Alternatives Fund from its inception (March 20, 2017) to February 28, 2019 as compared with the HFRX Global Hedge Fund Index.
Average Total Returns as of February 28, 2019
	YTD	1 Year	Since Inception (3/20/2017)
Destinations Multi Strategy Alternatives Fund	5.97%	1.10%	2.57%
HFRX Global Hedge Fund Index	2.77%	-4.09%	-0.03%
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 1.85% and 1.38%, respectively. Performance data current to the most recent month end may be obtained by calling 1.877.771.7979. Returns greater than one year are annualized. One cannot invest directly in an index. The performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Returns shown for the Fund include the reinvestment of all dividends, if any. Total return calculations reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

Fund Expenses

Example
All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services and shareholder reports. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of  $1,000 invested on September 1, 2018 and held for the six months ended February 28, 2019.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.
Based on Actual Total Return(1)
Fund	Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Destinations Large Cap Equity Fund – Class I	(3.44)%	$1,000.00	$965.57	0.83%	$4.05
Destinations Large Cap Equity Fund – Class Z	(3.54)%	1,000.00	964.58	0.68%	3.31
Destinations Small-Mid Cap Equity Fund – Class I	(6.19)%	1,000.00	938.10	1.03%	4.95
Destinations Small-Mid Cap Equity Fund – Class Z	(6.12)%	1,000.00	938.83	0.88%	4.23
Destinations International Equity Fund – Class I	(3.57)%	1,000.00	964.33	1.16%	5.65
Destinations International Equity Fund – Class Z	(3.43)%	1,000.00	965.72	1.01%	4.92
Destinations Equity Income Fund – Class I	2.61%	1,000.00	1,026.11	0.85%	4.27
Destinations Equity Income Fund – Class Z	2.56%	1,000.00	1,025.62	0.70%	3.52
Destinations Real Assets Fund – Class I	(30.07)%	1,000.00	699.34	1.19%	5.01
Destinations Real Assets Fund – Class Z	(30.03)%	1,000.00	699.71	1.04%	4.38
Destinations Core Fixed Income Fund – Class I	1.86%	1,000.00	1,018.61	0.80%	4.00
Destinations Core Fixed Income Fund – Class Z	1.99%	1,000.00	1,019.89	0.65%	3.26
Destinations Low Duration Fixed Income Fund – Class I	1.27%	1,000.00	1,012.67	0.92%	4.59
Destinations Low Duration Fixed Income Fund – Class Z	1.31%	1,000.00	1,013.10	0.77%	3.84
Destinations Global Fixed Income Opportunities Fund – Class I	1.16%	1,000.00	1,011.59	0.97%	4.84
Destinations Global Fixed Income Opportunities Fund – Class Z	1.31%	1,000.00	1,013.14	0.82%	4.09
Destinations Municipal Fixed Income Fund – Class I	2.25%	1,000.00	1,022.49	0.80%	4.01
Destinations Municipal Fixed Income Fund – Class Z	2.32%	1,000.00	1,023.16	0.65%	3.26
Destinations Multi Strategy Alternatives Fund – Class I	(0.87)%	1,000.00	991.30	1.12%	5.53
Destinations Multi Strategy Alternatives Fund – Class Z	(0.80)%	1,000.00	991.98	0.97%	4.79

(1)
For the six months ended February 28, 2019.

(2)
Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Annualized Expense Ratios are based on the most recent six month expense ratios, which may differ from expense ratios in the Financial Highlights.

(4)
Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181 days for Class I and Class Z) in the most recent period, then divided by 365 (to reflect the period).

Fund Expenses (concluded)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per period before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Based on Hypothetical Total Return(1)
Fund	Hypothethical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Destinations Large Cap Equity Fund – Class I	5.00%	$1,000.00	$1,020.68	0.83%	$4.16
Destinations Large Cap Equity Fund – Class Z	5.00%	1,000.00	1,021.42	0.68%	3.41
Destinations Small-Mid Cap Equity Fund – Class I	5.00%	1,000.00	1,019.69	1.03%	5.16
Destinations Small-Mid Cap Equity Fund – Class Z	5.00%	1,000.00	1,020.43	0.88%	4.41
Destinations International Equity Fund – Class I	5.00%	1,000.00	1,019.04	1.16%	5.81
Destinations International Equity Fund – Class Z	5.00%	1,000.00	1,019.79	1.01%	5.06
Destinations Equity Income Fund – Class I	5.00%	1,000.00	1,020.58	0.85%	4.26
Destinations Equity Income Fund – Class Z	5.00%	1,000.00	1,021.32	0.70%	3.51
Destinations Real Assets Fund – Class I	5.00%	1,000.00	1,018.89	1.19%	5.96
Destinations Real Assets Fund – Class Z	5.00%	1,000.00	1,019.64	1.04%	5.21
Destinations Core Fixed Income Fund – Class I	5.00%	1,000.00	1,020.83	0.80%	4.01
Destinations Core Fixed Income Fund – Class Z	5.00%	1,000.00	1,021.57	0.65%	3.26
Destinations Low Duration Fixed Income Fund – Class I	5.00%	1,000.00	1,020.23	0.92%	4.61
Destinations Low Duration Fixed Income Fund – Class Z	5.00%	1,000.00	1,020.98	0.77%	3.86
Destinations Global Fixed Income Opportunities Fund – Class I	5.00%	1,000.00	1,019.98	0.97%	4.86
Destinations Global Fixed Income Opportunities Fund – Class Z	5.00%	1,000.00	1,020.73	0.82%	4.11
Destinations Municipal Fixed Income Fund – Class I	5.00%	1,000.00	1,020.83	0.80%	4.01
Destinations Municipal Fixed Income Fund – Class Z	5.00%	1,000.00	1,021.57	0.65%	3.26
Destinations Multi Strategy Alternatives Fund – Class I	5.00%	1,000.00	1,019.24	1.12%	5.61
Destinations Multi Strategy Alternatives Fund – Class Z	5.00%	1,000.00	1,019.98	0.97%	4.86

(1)
For the six months ended February 28, 2019.

(2)
Annualized Expense Ratios are based on the most recent six month expense ratios, which may differ from net expense ratios in the Financial Highlights.

(3)
Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181 days for Class I and Class Z) in the period, then divided by 365 (to reflect the period).

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 96.9%
BASIC MATERIALS – 1.7%
Chemicals – 1.5%
7,435	Air Products & Chemicals Inc.	$1,347,073
3,526	Albemarle Corp.	321,889
4,571	Celanese Corp., Class A Shares	467,568
7,743	CF Industries Holdings Inc.	326,754
673,161	DowDuPont Inc.	35,832,360
45,215	Eastman Chemical Co.	3,738,828
4,543	FMC Corp.	406,598
3,470	International Flavors & Fragrances Inc.	442,425
18,665	Linde PLC	3,233,525
10,602	LyondellBasell Industries NV, Class A Shares	906,683
12,006	Mosaic Co.	375,428
8,083	PPG Industries Inc.	905,054
2,793	Sherwin-Williams Co.	1,209,928
	Total Chemicals	49,514,113
Forest Products & Paper – 0.0%
13,543	International Paper Co.	620,540
Iron/Steel – 0.0%
10,841	Nucor Corp.	656,639
Mining – 0.2%
624,282	Freeport-McMoRan Inc.	8,053,238
17,758	Newmont Mining Corp.	605,903
	Total Mining	8,659,141
	TOTAL BASIC MATERIALS	59,450,433
COMMUNICATIONS – 16.6%
Advertising – 0.0%
12,790	Interpublic Group of Cos., Inc.	294,554
7,697	Omnicom Group Inc.	582,663
	Total Advertising	877,217
Internet – 11.3%
218,288	Alibaba Group Holding Ltd., ADR*	39,953,253
29,129	Alphabet Inc., Class A Shares*	32,815,275
35,519	Alphabet Inc., Class C Shares*	39,778,438
65,769	Amazon.com Inc.*	107,849,979
31,633	Baidu Inc., ADR*	5,141,628
17,404	Booking Holdings Inc.*	29,535,284
30,569	eBay Inc.	1,135,638
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Internet – (continued)
4,058	Expedia Group Inc.	$500,392
2,034	F5 Networks Inc.*	341,997
488,701	Facebook Inc., Class A Shares*	78,900,776
12,750	IAC/InterActiveCorp*	2,716,388
65,511	JD.com Inc., ADR*	1,815,310
24,249	MercadoLibre Inc.*	11,125,199
41,273	Netflix Inc.*	14,779,861
350,321	Symantec Corp.	7,878,719
273,100	Tencent Holdings Ltd.	11,682,715
65,149	TripAdvisor Inc.*	3,463,972
24,265	Twitter Inc.*	746,877
22,750	VeriSign Inc.*	4,050,410
	Total Internet	394,212,111
Media – 1.9%
77,954	CBS Corp., Class B Shares	3,914,070
17,551	Charter Communications Inc., Class A Shares*	6,053,516
748,582	Comcast Corp., Class A Shares	28,947,666
4,771	Discovery Inc., Class A Shares*	137,882
13,154	Discovery Inc., Class C Shares*	358,446
7,471	DISH Network Corp., Class A Shares*	242,882
14,393	News Corp., Class A Shares	187,397
3,678	News Corp., Class B Shares	48,954
158,245	Twenty-First Century Fox Inc., Class A Shares, ADR	7,980,295
16,272	Twenty-First Century Fox Inc., Class B Shares	816,204
127,609	Viacom Inc., Class B Shares	3,728,735
113,546	Walt Disney Co.	12,812,531
	Total Media	65,228,578
Telecommunications – 3.4%
1,768	Arista Networks Inc.*	504,322
1,314,957	AT&T Inc.	40,921,462
32,584	CenturyLink Inc.	429,783
952,151	Cisco Systems Inc.	49,292,857
11,556	Juniper Networks Inc.	312,936
29,948	Motorola Solutions Inc.	4,286,158
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Telecommunications – (continued)
413,702	Verizon Communications Inc.	$23,547,918
	Total Telecommunications	119,295,436
	TOTAL COMMUNICATIONS	579,613,342
CONSUMER CYCLICAL – 7.1%
Airlines – 0.1%
4,076	Alaska Air Group Inc.	251,489
14,054	American Airlines Group Inc.	500,744
20,998	Delta Air Lines Inc.	1,041,081
17,056	Southwest Airlines Co.	955,818
7,886	United Continental Holdings Inc.*	692,470
	Total Airlines	3,441,602
Apparel – 1.2%
229,003	Canada Goose Holdings Inc.*(a)	13,032,561
4,868	Capri Holdings Ltd.*	221,981
12,898	Hanesbrands Inc.	239,774
344,595	NIKE Inc., Class B Shares	29,542,129
2,509	PVH Corp.	288,134
1,766	Ralph Lauren Corp., Class A Shares	221,050
6,741	Under Armour Inc., Class A Shares*	152,009
7,087	Under Armour Inc., Class C Shares*	142,307
10,950	VF Corp.	956,592
	Total Apparel	44,796,537
Auto Manufacturers – 0.4%
35,031	Ferrari NV	4,493,076
131,986	Ford Motor Co.	1,157,517
44,356	General Motors Co.	1,751,175
11,705	PACCAR Inc.	793,599
13,444	Tesla Inc.*	4,300,467
	Total Auto Manufacturers	12,495,834
Auto Parts & Equipment – 0.2%
79,452	Aptiv PLC	6,603,256
6,917	BorgWarner Inc.	280,899
	Total Auto Parts & Equipment	6,884,155
Distribution/Wholesale – 0.1%
6,927	Copart Inc.*	406,407
9,540	Fastenal Co.	600,448
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Distribution/Wholesale – (continued)
10,554	LKQ Corp.*	$292,346
1,560	WW Grainger Inc.	475,441
	Total Distribution/Wholesale	1,774,642
Home Builders – 0.4%
11,678	DR Horton Inc.	454,157
233,176	Lennar Corp., Class A Shares	11,187,785
3,389	Lennar Corp., Class B Shares	130,375
825	NVR Inc.*	2,161,500
8,422	PulteGroup Inc.	227,394
	Total Home Builders	14,161,211
Home Furnishings – 0.0%
4,674	Leggett & Platt Inc.	212,293
2,128	Whirlpool Corp.	301,133
	Total Home Furnishings	513,426
Housewares – 0.0%
14,327	Newell Brands Inc.	232,527
Leisure Time – 0.3%
146,299	Carnival Corp.	8,450,230
5,853	Harley-Davidson Inc.	217,263
7,403	Norwegian Cruise Line Holdings Ltd.*	411,089
5,726	Royal Caribbean Cruises Ltd.	678,416
	Total Leisure Time	9,756,998
Lodging – 0.5%
9,965	Hilton Worldwide Holdings Inc.	828,091
66,823	Las Vegas Sands Corp.	4,104,937
9,596	Marriott International Inc., Class A Shares	1,202,091
119,026	MGM Resorts International	3,183,945
45,687	Wynn Resorts Ltd.	5,781,233
	Total Lodging	15,100,297
Retail – 3.9%
2,468	Advance Auto Parts Inc.	399,273
843	AutoZone Inc.*	791,552
8,020	Best Buy Co., Inc.	552,097
5,888	CarMax Inc.*	365,645
835	Chipotle Mexican Grill Inc., Class A Shares*	507,287
73,414	Costco Wholesale Corp.	16,058,578
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Retail – (continued)
4,241	Darden Restaurants Inc.	$475,458
20,662	Dollar General Corp.	2,447,621
210,727	Dollar Tree Inc.*	20,299,332
100,699	Dollarama Inc.	2,726,228
28,920	Dunkin’ Brands Group Inc.	2,066,334
3,728	Foot Locker Inc.	221,890
7,663	Gap Inc.	194,640
5,036	Genuine Parts Co.	547,816
38,273	Home Depot Inc.	7,085,863
5,605	Kohl’s Corp.	378,506
7,386	L Brands Inc.	193,070
184,705	Lowe’s Cos., Inc.	19,410,649
10,161	Macy’s Inc.	251,891
46,532	McDonald’s Corp.	8,554,443
4,088	Nordstrom Inc.	193,281
2,699	O'Reilly Automotive Inc.*	1,003,920
12,640	Ross Stores Inc.	1,198,651
115,469	Starbucks Corp.	8,112,852
385,053	Tapestry Inc.	13,453,752
110,178	Target Corp.	8,003,330
3,637	Tiffany & Co.	345,661
41,970	TJX Cos., Inc.	2,152,641
4,127	Tractor Supply Co.	393,509
1,944	Ulta Beauty Inc.*	607,481
27,242	Walgreens Boots Alliance Inc.	1,939,358
48,228	Walmart Inc.	4,774,090
149,573	Yum China Holdings Inc.	6,240,186
46,352	Yum! Brands Inc.	4,380,264
	Total Retail	136,327,149
Textiles – 0.0%
2,088	Mohawk Industries Inc.*	284,219
Toys/Games/Hobbies – 0.0%
3,924	Hasbro Inc.	333,148
12,343	Mattel Inc.*	177,986
	Total Toys/Games/Hobbies	511,134
	TOTAL CONSUMER CYCLICAL	246,279,731
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – 23.8%
Agriculture – 1.1%
130,102	Altria Group Inc.	$6,818,646
378,998	Archer-Daniels-Midland Co.	16,107,415
171,177	Philip Morris International Inc.	14,882,128
	Total Agriculture	37,808,189
Beverages – 1.0%
75,578	Brown-Forman Corp., Class B Shares	3,740,355
129,894	Coca-Cola Co.	5,889,394
5,600	Constellation Brands Inc., Class A Shares	947,296
6,370	Molson Coors Brewing Co., Class B Shares	392,774
101,619	Monster Beverage Corp.*	6,486,341
160,414	PepsiCo Inc.	18,550,275
	Total Beverages	36,006,435
Biotechnology – 3.1%
163,178	Alexion Pharmaceuticals Inc.*	22,082,879
39,735	Amgen Inc.	7,552,829
29,045	Biogen Inc.*	9,527,050
23,679	Celgene Corp.*	1,968,198
131,888	Exact Sciences Corp.*	12,001,808
304,025	Gilead Sciences Inc.	19,767,706
62,510	Illumina Inc.*	19,551,253
6,052	Incyte Corp.*	521,864
2,624	Regeneron Pharmaceuticals Inc.*	1,130,262
75,375	Vertex Pharmaceuticals Inc.*	14,227,031
	Total Biotechnology	108,330,880
Commercial Services – 3.1%
14,835	Automatic Data Processing Inc.	2,270,200
2,988	Cintas Corp.	617,321
8,612	Ecolab Inc.	1,454,653
57,723	Equifax Inc.	6,321,246
2,953	FleetCor Technologies Inc.*	688,876
3,090	Gartner Inc.*	439,707
5,282	Global Payments Inc.	688,667
143,693	H&R Block Inc.	3,470,186
11,970	IHS Markit Ltd.*	636,445
5,617	Moody’s Corp.	972,415
235,813	New Oriental Education & Technology Group Inc., ADR*	19,350,815
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Commercial Services – (continued)
11,841	Nielsen Holdings PLC	$310,234
272,946	PayPal Holdings Inc.*	26,767,814
5,233	Quanta Services Inc.	186,504
3,986	Robert Half International Inc.	271,805
5,277	Rollins Inc.	209,286
29,712	S&P Global Inc.	5,953,393
228,742	Square Inc., Class A Shares*	18,583,000
42,145	Total System Services Inc.	3,978,488
77,301	TransUnion	4,990,553
2,731	United Rentals Inc.*	367,565
5,502	Verisk Analytics Inc., Class A Shares*	695,618
84,339	Worldpay Inc., Class A Shares*	8,079,676
	Total Commercial Services	107,304,467
Cosmetics/Personal Care – 0.8%
29,393	Colgate-Palmolive Co.	1,936,117
16,384	Coty Inc., Class A Shares(a)	180,224
7,428	Estee Lauder Cos., Inc., Class A Shares	1,165,750
208,999	Procter & Gamble Co.	20,596,852
69,852	Unilever NV, Class NY Registered Shares, ADR	3,770,611
	Total Cosmetics/Personal Care	27,649,554
Food – 0.8%
6,257	Campbell Soup Co.	225,377
16,328	Conagra Brands Inc.	381,585
20,082	General Mills Inc.	946,465
35,854	Hershey Co.	3,968,321
9,228	Hormel Foods Corp.	400,126
3,860	JM Smucker Co.	408,812
8,698	Kellogg Co.	489,350
20,972	Kraft Heinz Co.	696,061
26,780	Kroger Co.	785,457
4,933	Lamb Weston Holdings Inc	341,906
4,183	McCormick & Co., Inc.	568,804
415,783	Mondelez International Inc., Class A Shares	19,608,326
16,164	Sysco Corp.	1,091,878
9,828	Tyson Foods Inc., Class A Shares	605,995
	Total Food	30,518,463
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Products – 4.5%
285,396	Abbott Laboratories	$22,152,438
11,089	ABIOMED Inc.*	3,709,271
54,210	Align Technology Inc.*	14,038,764
62,513	Baxter International Inc.	4,671,597
51,746	Becton Dickinson & Co.	12,873,887
46,878	Boston Scientific Corp.*	1,880,745
1,682	Cooper Cos., Inc.	481,035
20,907	Danaher Corp.	2,655,607
7,429	DENTSPLY SIRONA Inc.	310,235
95,314	Edwards Lifesciences Corp.*	16,135,707
5,175	Henry Schein Inc.*	306,878
9,158	Hologic Inc.*	431,800
84,470	IDEXX Laboratories Inc.*	17,825,704
20,141	Intuitive Surgical Inc.*	11,029,413
349,524	Koninklijke Philips NV, Class NY Registered Shares, ADR	13,879,598
160,458	Medtronic PLC	14,521,449
4,873	ResMed Inc.	499,141
69,159	Stryker Corp.	13,037,163
1,564	Teleflex Inc.	453,310
13,637	Thermo Fisher Scientific Inc.	3,539,756
28,840	Varian Medical Systems Inc.*	3,874,942
6,837	Zimmer Biomet Holdings Inc.	848,608
	Total Healthcare-Products	159,157,048
Healthcare-Services – 2.5%
36,087	Anthem Inc.	10,852,443
84,402	Centene Corp.*	5,139,238
62,677	DaVita Inc.*	3,566,321
19,018	HCA Healthcare Inc.	2,644,263
10,943	Humana Inc.	3,119,193
5,466	IQVIA Holdings Inc.*	765,787
3,456	Laboratory Corp. of America Holdings*	512,317
226,000	Quest Diagnostics Inc.	19,560,300
142,399	UnitedHealth Group Inc.	34,491,886
2,887	Universal Health Services Inc., Class B Shares	400,802
27,246	WellCare Health Plans Inc.*	6,909,041
	Total Healthcare-Services	87,961,591
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Household Products/Wares – 0.1%
2,885	Avery Dennison Corp.	$311,695
8,473	Church & Dwight Co., Inc.	557,523
4,272	Clorox Co.	675,104
11,733	Kimberly-Clark Corp.	1,370,767
	Total Household Products/Wares	2,915,089
Pharmaceuticals – 6.8%
50,947	AbbVie Inc.	4,037,040
10,733	Allergan PLC	1,478,041
82,866	AmerisourceBergen Corp., Class A Shares	6,902,738
427,025	Bristol-Myers Squibb Co.	22,060,112
347,733	Cardinal Health Inc.	18,895,811
131,762	Cigna Corp.	22,984,564
284,893	CVS Health Corp.	16,475,362
71,042	Eli Lilly & Co.	8,971,894
259,571	Johnson & Johnson	35,467,782
6,556	McKesson Corp.	833,661
523,860	Merck & Co., Inc.	42,584,579
17,712	Mylan NV*	467,420
89,358	Nektar Therapeutics, Class A Shares*	3,622,573
205,175	Novartis AG, ADR	18,718,115
3,997	Perrigo Co. PLC	194,654
549,919	Pfizer Inc.	23,838,989
36,315	Sarepta Therapeutics Inc.*	5,238,076
16,287	Zoetis Inc., Class A Shares	1,534,724
	Total Pharmaceuticals	234,306,135
	TOTAL CONSUMER NON-CYCLICAL	831,957,851
ENERGY – 5.6%
Oil & Gas – 4.1%
16,948	Anadarko Petroleum Corp.	737,238
12,902	Apache Corp.	428,088
14,576	Cabot Oil & Gas Corp.	358,861
261,740	Chevron Corp.	31,298,869
3,134	Cimarex Energy Co.	225,366
6,733	Concho Resources Inc.	740,630
277,978	ConocoPhillips	18,860,807
15,959	Devon Energy Corp.	470,950
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas – (continued)
5,313	Diamondback Energy Inc	$546,867
19,632	EOG Resources Inc.	1,845,408
215,425	Exxon Mobil Corp.	17,025,038
3,500	Helmerich & Payne Inc.	189,700
8,506	Hess Corp.	492,072
5,306	HollyFrontier Corp.	271,667
1,021,524	Marathon Oil Corp.	16,957,299
53,896	Marathon Petroleum Corp.	3,342,091
16,137	Noble Energy Inc.	357,435
314,550	Occidental Petroleum Corp.	20,807,483
14,360	Phillips 66	1,383,730
76,014	Pioneer Natural Resources Co.	10,714,173
225,171	Royal Dutch Shell PLC, Class A Shares, ADR	14,007,888
14,363	Valero Energy Corp.	1,171,446
	Total Oil & Gas	142,233,106
Oil & Gas Services – 1.4%
469,692	Baker Hughes a GE Co., Class A Shares	12,390,475
662,336	Halliburton Co.	20,327,092
12,999	National Oilwell Varco Inc.	365,792
402,658	Schlumberger Ltd.	17,741,111
14,257	TechnipFMC PLC	317,789
	Total Oil & Gas Services	51,142,259
Pipelines – 0.1%
64,241	Kinder Morgan Inc.	1,230,857
13,856	ONEOK Inc.	890,387
40,860	Williams Cos., Inc.	1,090,553
	Total Pipelines	3,211,797
	TOTAL ENERGY	196,587,162
FINANCIAL – 15.4%
Banks – 5.3%
648,973	Bank of America Corp.	18,872,135
353,646	Bank of New York Mellon Corp.	18,559,342
362,322	BB&T Corp.	18,467,552
385,547	Citigroup Inc.	24,667,297
16,073	Citizens Financial Group Inc.	593,737
5,552	Comerica Inc.	483,635
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Banks – (continued)
22,607	Fifth Third Bancorp	$623,501
5,656	First Republic Bank	593,767
53,135	Goldman Sachs Group Inc.	10,451,654
35,816	Huntington Bancshares Inc.	516,109
318,583	JPMorgan Chase & Co.	33,247,322
35,637	KeyCorp	629,349
4,702	M&T Bank Corp.	813,728
115,048	Morgan Stanley	4,829,715
7,401	Northern Trust Corp.	689,773
98,500	PacWest Bancorp	4,040,470
15,590	PNC Financial Services Group Inc.	1,964,652
35,494	Regions Financial Corp.	582,102
40,778	Signature Bank	5,536,021
196,159	State Street Corp.	14,097,947
15,120	SunTrust Banks Inc.	980,834
1,799	SVB Financial Group*	444,641
51,345	US Bancorp	2,654,023
143,421	Wells Fargo & Co.	7,155,274
255,755	Zions Bancorp NA	13,069,080
	Total Banks	184,563,660
Diversified Financial Services – 4.2%
1,896	Affiliated Managers Group Inc.	207,821
1,555	Alliance Data Systems Corp.	269,015
23,739	American Express Co.	2,557,640
4,795	Ameriprise Financial Inc.	631,166
282,464	Ant International Co., Ltd., Class C Shares, Private Placement*(b)(c)@	1,584,623
4,112	BlackRock Inc., Class A Shares	1,822,521
16,057	Capital One Financial Corp.	1,342,044
39,696	Cboe Global Markets Inc.	3,807,243
558,664	Charles Schwab Corp.	25,704,131
12,126	CME Group Inc., Class A Shares	2,205,841
11,260	Discover Financial Services	806,328
8,644	E*TRADE Financial Corp.	423,469
9,963	Franklin Resources Inc.	324,893
314,741	Intercontinental Exchange Inc.	24,282,268
13,533	Invesco Ltd.	261,864
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Diversified Financial Services – (continued)
10,051	Jefferies Financial Group Inc.	$203,734
118,914	Mastercard Inc., Class A Shares	26,728,300
3,856	Nasdaq Inc.	353,094
4,347	Raymond James Financial Inc.	358,975
22,076	Synchrony Financial	719,898
8,073	T Rowe Price Group Inc.	810,771
130,860	TD Ameritrade Holding Corp.	7,371,344
296,268	Visa Inc., Class A Shares	43,883,216
15,741	Western Union Co.	281,292
	Total Diversified Financial Services	146,941,491
Equity Real Estate Investment Trusts (REITs) – 1.5%
3,692	Alexandria Real Estate Equities Inc.	501,706
14,938	American Tower Corp.	2,631,329
4,971	Apartment Investment & Management Co., Class A Shares	243,231
4,675	AvalonBay Communities Inc.	909,895
5,155	Boston Properties Inc.	684,017
295,900	Cousins Properties Inc.	2,816,968
34,316	Crown Castle International Corp.	4,075,025
6,920	Digital Realty Trust Inc.	782,790
11,996	Duke Realty Corp.	354,722
2,718	Equinix Inc.	1,151,073
244,251	Equity Residential	17,998,856
2,203	Essex Property Trust Inc.	616,488
4,300	Extra Space Storage Inc.	412,542
2,477	Federal Realty Investment Trust	330,902
16,375	HCP Inc.	503,858
25,251	Host Hotels & Resorts Inc.	495,172
9,608	Iron Mountain Inc.	340,315
15,032	Kimco Realty Corp.	264,413
3,801	Macerich Co.	165,724
3,872	Mid-America Apartment Communities Inc.	401,062
21,374	Prologis Inc.	1,497,462
5,075	Public Storage	1,073,312
9,902	Realty Income Corp.	684,822
5,704	Regency Centers Corp.	372,186
3,792	SBA Communications Corp., Class A Shares*	684,684
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
55,833	Simon Property Group Inc.	$10,114,706
2,812	SL Green Realty Corp.	255,105
9,378	UDR Inc.	416,571
11,969	Ventas Inc.	751,055
5,877	Vornado Realty Trust	395,581
12,703	Welltower Inc.	943,960
25,843	Weyerhaeuser Co.	643,232
	Total Equity Real Estate Investment Trusts (REITs)	53,512,764
Insurance – 3.9%
25,796	Aflac Inc.	1,267,616
197,893	Allstate Corp.	18,677,141
479,726	American International Group Inc.	20,724,163
8,147	Aon PLC	1,397,455
6,281	Arthur J Gallagher & Co.	504,239
1,871	Assurant Inc.	192,694
216,540	Berkshire Hathaway Inc., Class B Shares*	43,589,502
4,253	Brighthouse Financial Inc.*	164,676
45,721	Chubb Ltd.	6,122,042
5,143	Cincinnati Financial Corp.	446,515
1,354	Everest Re Group Ltd.	306,153
12,323	Hartford Financial Services Group Inc.	608,263
7,294	Lincoln National Corp.	456,021
9,420	Loews Corp.	448,581
207,251	Marsh & McLennan Cos., Inc.	19,278,488
370,088	MetLife Inc.	16,724,277
8,986	Principal Financial Group Inc.	473,023
19,756	Progressive Corp.	1,440,212
13,904	Prudential Financial Inc.	1,332,698
3,402	Torchmark Corp.	280,869
8,961	Travelers Cos., Inc.	1,191,007
7,179	Unum Group	268,208
4,495	Willis Towers Watson PLC	773,230
	Total Insurance	136,667,073
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Private Equity – 0.2%
113,859	Brookfield Asset Management Inc., Class A Shares	$5,143,011
Real Estate – 0.3%
10,851	CBRE Group Inc., Class A Shares*	539,946
67,533	Jones Lang LaSalle Inc.	11,151,049
	Total Real Estate	11,690,995
Savings & Loans – 0.0%
13,276	People’s United Financial Inc.	235,782
	TOTAL FINANCIAL	538,754,776
INDUSTRIAL – 9.7%
Aerospace/Defense – 3.2%
14,200	Arconic Inc.	262,558
71,907	Boeing Co.	31,636,204
29,235	General Dynamics Corp.	4,976,382
24,509	Harris Corp.	4,042,269
18,673	L3 Technologies Inc.	3,954,008
19,519	Lockheed Martin Corp.	6,039,374
96,400	Northrop Grumman Corp.	27,952,144
125,748	Raytheon Co.	23,452,002
1,616	TransDigm Group Inc.*	701,489
76,262	United Technologies Corp.	9,583,846
	Total Aerospace/Defense	112,600,276
Building Materials – 0.4%
5,070	Fortune Brands Home & Security Inc.	238,898
381,962	Johnson Controls International PLC	13,471,800
2,121	Martin Marietta Materials Inc.	398,324
10,209	Masco Corp.	383,450
4,511	Vulcan Materials Co.	502,796
	Total Building Materials	14,995,268
Electrical Components & Equipment – 0.1%
8,000	AMETEK Inc.	636,640
21,198	Emerson Electric Co.	1,444,644
	Total Electrical Components & Equipment	2,081,284
Electronics – 1.5%
10,677	Agilent Technologies Inc.	848,181
3,146	Allegion PLC	283,014
10,108	Amphenol Corp., Class A Shares	949,849
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Electronics – (continued)
140,756	Avnet Inc.	$6,121,478
458,272	Corning Inc.	15,952,448
69,468	FLIR Systems Inc.	3,574,129
79,025	Fortive Corp.	6,446,069
4,005	Garmin Ltd.	336,300
41,514	Honeywell International Inc.	6,396,062
6,403	Keysight Technologies Inc.*	540,477
862	Mettler-Toledo International Inc.*	586,944
311,750	nVent Electric PLC	8,566,890
3,732	PerkinElmer Inc.	351,405
11,511	TE Connectivity Ltd.	944,938
2,520	Waters Corp.*	610,394
	Total Electronics	52,508,578
Engineering & Construction – 0.1%
93,251	Fluor Corp.	3,506,238
3,934	Jacobs Engineering Group Inc.	290,250
	Total Engineering & Construction	3,796,488
Environmental Control – 0.8%
154,974	Pentair PLC	6,592,594
7,523	Republic Services Inc., Class A Shares	590,029
180,300	Waste Management Inc.	18,255,375
	Total Environmental Control	25,437,998
Hand/Machine Tools – 0.0%
1,859	Snap-on Inc.	297,440
5,026	Stanley Black & Decker Inc.	665,593
	Total Hand/Machine Tools	963,033
Machinery-Construction & Mining – 0.1%
19,983	Caterpillar Inc.	2,744,465
Machinery-Diversified – 1.1%
281,292	Cognex Corp.	15,020,993
26,861	Cummins Inc.	4,139,011
39,852	Deere & Co.	6,537,322
4,970	Dover Corp.	449,934
4,696	Flowserve Corp.	208,550
4,163	Rockwell Automation Inc.	743,345
23,526	Roper Technologies Inc.	7,614,190
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Machinery-Diversified – (continued)
44,089	Wabtec Corp.	$3,229,960
6,117	Xylem Inc.	462,139
	Total Machinery-Diversified	38,405,444
Miscellaneous Manufacturers – 1.2%
19,728	3M Co.	4,091,390
69,093	AO Smith Corp.	3,587,999
14,635	Eaton Corp. PLC	1,167,434
1,190,059	General Electric Co.	12,364,713
10,335	Illinois Tool Works Inc.	1,489,067
8,254	Ingersoll-Rand PLC	871,292
4,422	Parker-Hannifin Corp.	778,980
340,690	Textron Inc.	18,499,467
	Total Miscellaneous Manufacturers	42,850,342
Packaging & Containers – 0.0%
11,732	Ball Corp.	642,679
3,147	Packaging Corp. of America	300,822
5,622	Sealed Air Corp.	245,232
8,561	WestRock Co.	320,010
	Total Packaging & Containers	1,508,743
Shipbuilding – 0.1%
17,052	Huntington Ingalls Industries Inc.	3,570,859
Transportation – 1.1%
4,674	CH Robinson Worldwide Inc.	422,436
27,165	CSX Corp.	1,974,081
5,865	Expeditors International of Washington Inc.	439,582
45,275	FedEx Corp.	8,194,775
2,928	JB Hunt Transport Services Inc.	315,258
3,438	Kansas City Southern	373,504
9,220	Norfolk Southern Corp.	1,653,146
54,803	Union Pacific Corp.	9,190,463
142,934	United Parcel Service Inc., Class B Shares	15,751,327
	Total Transportation	38,314,572
	TOTAL INDUSTRIAL	339,777,350
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – 15.1%
Computers – 2.2%
42,733	Accenture PLC, Class A Shares	$6,896,252
257,775	Apple Inc.	44,633,741
19,635	Cognizant Technology Solutions Corp., Class A Shares	1,393,692
9,311	DXC Technology Co.	613,222
4,886	Fortinet Inc.*	424,056
47,725	Hewlett Packard Enterprise Co.	781,736
53,507	HP Inc.	1,055,693
121,761	International Business Machines Corp.	16,818,847
8,685	NetApp Inc.	566,262
102,653	Seagate Technology PLC	4,779,524
9,861	Western Digital Corp.	496,008
	Total Computers	78,459,033
Office/Business Equipment – 0.0%
7,441	Xerox Corp.	229,927
Semiconductors – 4.2%
171,339	Advanced Micro Devices Inc.*	4,031,607
12,536	Analog Devices Inc.	1,340,851
367,209	Applied Materials Inc.	14,078,793
25,217	ASML Holding NV, Class NY Registered Shares, ADR	4,611,433
73,503	Broadcom Inc.	20,239,786
1,117,686	Cypress Semiconductor Corp.	17,245,895
476,583	Intel Corp.	25,239,836
23,273	IPG Photonics Corp.*	3,608,013
5,270	KLA-Tencor Corp.	608,632
5,215	Lam Research Corp.	918,310
267,556	Maxim Integrated Products Inc.	14,563,073
7,884	Microchip Technology Inc.	684,883
37,954	Micron Technology Inc.*	1,551,559
167,865	NVIDIA Corp.	25,894,855
4,482	Qorvo Inc.*	314,367
105,514	QUALCOMM Inc.	5,633,392
6,056	Skyworks Solutions Inc.	494,533
32,537	Texas Instruments Inc.	3,441,764
8,536	Xilinx Inc.	1,069,561
	Total Semiconductors	145,571,143
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Software – 8.7%
354,280	Activision Blizzard Inc.	$14,929,359
82,998	Adobe Inc.*	21,786,975
5,493	Akamai Technologies Inc.*	382,642
2,859	ANSYS Inc.*	506,786
28,605	Autodesk Inc.*	4,662,901
3,966	Broadridge Financial Solutions Inc.	401,557
9,628	Cadence Design Systems Inc.*	551,203
10,966	Cerner Corp.*	613,548
4,381	Citrix Systems Inc.	462,195
57,833	Electronic Arts Inc.*	5,539,245
51,205	Fidelity National Information Services Inc.	5,537,821
69,740	Fiserv Inc.*	5,906,281
56,172	Intuit Inc.	13,881,786
2,600	Jack Henry & Associates Inc.	344,838
655,690	Microsoft Corp.	73,456,951
65,929	MSCI Inc., Class A Shares	12,178,405
554,437	Oracle Corp.	28,902,801
10,740	Paychex Inc.	827,195
43,196	Red Hat Inc.*	7,887,590
294,678	salesforce.com Inc.*	48,224,055
94,005	ServiceNow Inc.*	22,508,557
169,401	Splunk Inc.*	23,018,208
5,116	Synopsys Inc.*	520,195
3,866	Take-Two Interactive Software Inc.*	337,347
33,180	VMware Inc., Class A Shares	5,700,656
30,007	Workday Inc., Class A Shares*	5,939,285
	Total Software	305,008,382
	TOTAL TECHNOLOGY	529,268,485
UTILITIES – 1.9%
Electric – 1.9%
1,001,875	AES Corp.	17,262,306
7,883	Alliant Energy Corp.	361,593
8,428	Ameren Corp.	600,411
16,738	American Electric Power Co., Inc.	1,358,289
17,199	CenterPoint Energy Inc.	518,378
9,750	CMS Energy Corp.	530,400
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
UTILITIES – (continued)
Electric – (continued)
10,707	Consolidated Edison Inc.	$882,792
25,887	Dominion Energy Inc.	1,917,968
6,279	DTE Energy Co.	775,833
24,156	Duke Energy Corp.	2,165,827
277,436	Edison International	16,615,642
6,244	Entergy Corp.	582,753
9,049	Evergy Inc.	505,930
10,617	Eversource Energy	741,173
32,830	Exelon Corp.	1,595,210
16,221	FirstEnergy Corp.	661,006
36,250	NextEra Energy Inc.	6,804,850
9,847	NRG Energy Inc.	410,423
3,760	Pinnacle West Capital Corp.	352,462
24,073	PPL Corp.	774,428
17,028	Public Service Enterprise Group Inc.	1,001,417
48,609	Sempra Energy	5,854,468
34,821	Southern Co.	1,730,255
10,623	WEC Energy Group Inc.	810,322
17,328	Xcel Energy Inc.	950,614
	Total Electric	65,764,750
Gas – 0.0%
3,956	Atmos Energy Corp.	391,050
12,118	NiSource Inc.	326,944
	Total Gas	717,994
Water – 0.0%
5,995	American Water Works Co., Inc.	609,212
	TOTAL UTILITIES	67,091,956
	TOTAL COMMON STOCKS (Cost – $2,940,266,332)	3,388,781,086
PREFERRED STOCK – 0.0%
TECHNOLOGY – 0.0%
Software – 0.0%
15,057	Magic Leap Inc., Series D, Private Placement(b)(c)@ (Cost – $406,539)	406,539
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $2,940,672,871)	3,389,187,625
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 2.8%
TIME DEPOSITS – 2.8%
$8,849,608	Banco Bilbao Vizcaya Argentaria SA – Madrid, 1.750% due 3/1/19	$8,849,608
28,340,084	Barclays Bank PLC – London, 1.750% due 3/1/19	28,340,084
	Brown Brothers Harriman – Grand Cayman:
6,022HKD	0.360% due 3/1/19	767
4GBP	0.360% due 3/1/19	6
6,191CAD	0.820% due 3/1/19	4,705
20,977,738	Citibank – New York, 1.750% due 3/1/19	20,977,738
6,233,637	JPMorgan Chase & Co. – New York, 1.750% due 3/1/19	6,233,637
9,175,039	Standard Chartered Bank – London, 1.750% due 3/1/19	9,175,039
24,202,173	Sumitomo Mitsui Banking Corp. – Tokyo, 1.750% due 3/1/19	24,202,173
	TOTAL TIME DEPOSITS (Cost – $97,783,757)	97,783,757
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.4%
MONEY MARKET FUND – 0.4%
13,388,335	Federated Government Obligations Fund, Premier Class, 2.363%(d) (Cost – $13,388,335)	13,388,335
	TOTAL INVESTMENTS – 100.1% (Cost – $3,051,844,963#)	3,500,359,717
	Liabilities in Excess of Other Assets – (0.1)%	(3,880,037)
	TOTAL NET ASSETS – 100.0%	$3,496,479,680

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
All or a portion of this security is on loan (See Note 5).

(b)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2019, amounts to approximately $1,991,162 and represents 0.06% of net assets.

(c)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(d)
Represents investment of collateral received from securities lending transactions.

#
Aggregate cost for federal income tax purposes is $3,071,154,155.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date	Acquisition Cost	Market Value	Percent of Net Assets
Ant International Co., Ltd., Class C Shares, Private Placement	6/7/18	$1,584,623	$1,584,623	0.05%
Magic Leap Inc., Series D, Private Placement	10/12/17	406,539	406,539	0.01%
Total			$1,991,162	0.06%

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Large Cap Equity Fund (concluded)

Abbreviations used in this schedule:
ADR
 —   American Depositary Receipts

PLC
 —   Public Limited Company

Summary of Investments by Security Sector^
Consumer Non-cyclical	23.8%
Communications	16.6
Financial	15.4
Technology	15.1
Industrial	9.7
Consumer Cyclical	7.0
Energy	5.6
Utilities	1.9
Basic Materials	1.7
Short-Term Investments	2.8
Money Market Fund	0.4
100.0%

^
As a percentage of total investments.

At February 28, 2019, Destinations Large Cap Equity Fund had open exchange traded futures contracts as described below.
The unrealized appreciation on the open contracts reflected in the accompanying financial statements was as follows:
Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amounts	Market Value	Unrealized Appreciation
Contracts to Buy:
S&P 500 E-mini Index March Futures	77	3/19	$9,913,223	$10,721,288	$808,065
At February 28, 2019, Destinations Large Cap Equity Fund had deposited cash of  $462,000 with a broker or brokers as margin collateral on open exchange traded futures contracts.
Currency Abbreviations used in this schedule:
CAD
 —  Canadian Dollar

GBP
 —  British Pound

HKD
 —  Hong Kong Dollar

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 83.5%
BASIC MATERIALS – 2.7%
Chemicals – 2.2%
117,000	Cabot Corp.	$5,484,960
158,040	Codexis Inc.*	3,416,825
36,844	HB Fuller Co.	1,859,885
11,372	Ingevity Corp.*	1,310,282
91,782	Olin Corp.	2,373,482
29,676	Sensient Technologies Corp.	1,920,037
143,380	Valvoline Inc.	2,694,110
35,152	WR Grace & Co.	2,730,256
	Total Chemicals	21,789,837
Iron/Steel – 0.3%
89,671	Allegheny Technologies Inc.*	2,567,281
Mining – 0.2%
91,280	Livent Corp.*(a)	1,168,384
10,886	Materion Corp.	628,993
	Total Mining	1,797,377
	TOTAL BASIC MATERIALS	26,154,495
COMMUNICATIONS – 4.7%
Advertising – 1.1%
214,400	Interpublic Group of Cos., Inc.	4,937,632
82,800	Omnicom Group Inc.	6,267,960
	Total Advertising	11,205,592
Internet – 1.1%
36,058	Attunity Ltd.*	843,036
28,668	Cogent Communications Holdings Inc.	1,396,418
62,294	Mimecast Ltd.*	3,007,555
178,513	QuinStreet Inc.*	2,390,289
72,262	Zscaler Inc.*	3,589,976
	Total Internet	11,227,274
Media – 1.3%
109,600	Meredith Corp.(a)	6,276,792
39,623	Nexstar Media Group Inc., Class A Shares	3,872,356
47,518	Tribune Media Co., Class A Shares	2,196,757
	Total Media	12,345,905
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
COMMUNICATIONS – (continued)
Telecommunications – 1.2%
57,800	Motorola Solutions Inc.	$8,272,336
232,846	Viavi Solutions Inc.*	3,057,268
	Total Telecommunications	11,329,604
	TOTAL COMMUNICATIONS	46,108,375
CONSUMER CYCLICAL – 7.4%
Airlines – 1.0%
234,824	Controladora Vuela Cia de Aviacion SAB de CV, ADR*	2,014,790
123,500	Delta Air Lines Inc.	6,123,130
175,921	Mesa Air Group Inc.*	1,771,524
	Total Airlines	9,909,444
Apparel – 0.8%
21,388	Carter’s Inc.	2,084,047
138,197	Crocs Inc.*	3,548,899
17,737	Oxford Industries Inc.	1,401,755
34,003	Steven Madden Ltd.	1,121,759
	Total Apparel	8,156,460
Auto Parts & Equipment – 0.6%
53,749	Altra Industrial Motion Corp.	1,709,756
105,200	BorgWarner Inc.	4,272,172
	Total Auto Parts & Equipment	5,981,928
Entertainment – 0.4%
38,582	Eldorado Resorts Inc.*	1,860,038
35,678	Golden Entertainment Inc.*	650,053
27,128	Monarch Casino & Resort Inc.*	1,189,563
	Total Entertainment	3,699,654
Home Builders – 0.6%
32,455	Installed Building Products Inc.*	1,415,687
33,019	LGI Homes Inc.*(a)	1,951,423
117,428	Skyline Champion Corp.	2,332,120
	Total Home Builders	5,699,230
Leisure Time – 0.7%
78,593	Malibu Boats Inc., Class A Shares*	3,631,782
76,362	MasterCraft Boat Holdings Inc.*	1,883,851
91,663	Vista Outdoor Inc.*	816,717
	Total Leisure Time	6,332,350
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER CYCLICAL – (continued)
Lodging – 0.6%
158,485	Century Casinos Inc.*	$1,336,028
175,500	MGM Resorts International	4,694,625
	Total Lodging	6,030,653
Retail – 2.6%
117,878	Boot Barn Holdings Inc.*	3,359,523
112,270	Del Frisco’s Restaurant Group Inc.*	950,927
64,331	El Pollo Loco Holdings Inc.*	973,328
78,331	Freshpet Inc.*	3,228,804
63,306	Lovesac Co.*(a)	1,916,273
30,407	Luxfer Holdings PLC, ADR	571,956
81,369	Michaels Cos., Inc.*	1,150,558
38,736	Movado Group Inc.	1,356,922
176,682	Noodles & Co., Class A Shares*	1,385,187
87,940	PetIQ Inc., Class A Shares*	2,647,873
38,069	Tailored Brands Inc.	493,374
146,800	Tapestry Inc.	5,129,192
34,747	Wingstop Inc.	2,314,498
	Total Retail	25,478,415
Toys/Games/Hobbies – 0.1%
73,048	Funko Inc., Class A Shares*(a)	1,452,925
	TOTAL CONSUMER CYCLICAL	72,741,059
CONSUMER NON-CYCLICAL – 18.5%
Agriculture – 0.2%
81,837	Limoneira Co.	1,914,986
Beverages – 0.2%
131,704	Primo Water Corp.*	1,932,098
Biotechnology – 1.9%
57,260	Acer Therapeutics Inc.*(b)	1,357,062
30,586	Allakos Inc.*	1,222,217
38,754	Argenx SE, ADR*	5,165,521
31,564	Atara Biotherapeutics Inc.*	1,130,307
35,773	Deciphera Pharmaceuticals Inc.*	1,015,953
164,997	NeoGenomics Inc.*	3,233,941
86,010	Orchard Therapeutics PLC, ADR*(a)	1,475,072
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Biotechnology – (continued)
15,042	Twist Bioscience Corp.*(a)	$327,464
199,720	Vericel Corp.*	3,736,761
	Total Biotechnology	18,664,298
Commercial Services – 1.8%
47,846	Huron Consulting Group Inc.*	2,192,304
111,456	I3 Verticals Inc., Class A Shares*	2,345,034
53,134	K12 Inc.*	1,702,413
53,955	Kelly Services Inc., Class A Shares	1,301,934
52,958	Korn Ferry	2,583,821
35,539	Matthews International Corp., Class A Shares	1,413,386
11,830	Medifast Inc.	1,507,497
158,815	Team Inc.*	2,480,690
54,970	Willdan Group Inc.*	2,082,264
	Total Commercial Services	17,609,343
Food – 3.1%
2,601	B&G Foods Inc.(a)	64,037
9,106	Calavo Growers Inc.	775,194
68,745	Chefs' Warehouse Inc.*	2,200,527
182,500	Conagra Brands Inc.	4,265,025
162,885	Darling Ingredients Inc.*	3,580,212
66,469	Hain Celestial Group Inc.*	1,307,445
186,463	Hostess Brands Inc., Class A Shares*	2,263,661
141,200	Kellogg Co.	7,943,912
64,358	Performance Food Group Co.*	2,479,714
13,414	Sanderson Farms Inc.	1,545,293
55,382	TreeHouse Foods Inc.*	3,355,042
	Total Food	29,780,062
Healthcare-Products – 5.5%
98,888	BioLife Solutions Inc.*	1,884,805
118,384	CareDx Inc.*	3,684,110
131,286	Cerus Corp.*	854,672
74,730	Establishment Labs Holdings Inc.*(a)(b)	1,910,099
11,478	Inogen Inc.*	1,233,426
67,622	Inspire Medical Systems Inc.*	4,192,564
35,761	iRhythm Technologies Inc.*	3,425,546
66,125	Nuvectra Corp.*	831,191
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Healthcare-Products – (continued)
103,073	OrthoPediatrics Corp.*(b)	$4,237,331
62,208	Patterson Cos., Inc.	1,402,790
82,392	Sientra Inc.*	912,079
75,290	Tactile Systems Technology Inc.*	5,722,793
89,797	Tandem Diabetes Care Inc.*	5,887,989
141,200	Zimmer Biomet Holdings Inc.	17,525,744
	Total Healthcare-Products	53,705,139
Healthcare-Services – 2.7%
15,413	Charles River Laboratories International Inc.*	2,191,266
66,200	Humana Inc.	18,869,648
108,177	SI-BONE Inc.*	2,241,428
24,981	Teladoc Health Inc.*	1,607,777
56,390	Vapotherm Inc.*(b)	1,096,222
	Total Healthcare-Services	26,006,341
Household Products/Wares – 0.1%
26,043	Spectrum Brands Holdings Inc.	1,410,749
Pharmaceuticals – 3.0%
105,800	AmerisourceBergen Corp., Class A Shares	8,813,140
222,396	Array BioPharma Inc.*	5,101,764
52,764	Clementia Pharmaceuticals Inc.*	1,362,894
24,754	Global Blood Therapeutics Inc.*	1,299,585
45,884	Mirati Therapeutics Inc.*	3,340,355
67,118	MyoKardia Inc.*	3,010,242
81,763	Prestige Consumer Healthcare Inc.*	2,392,385
37,871	Principia Biopharma Inc.*	1,341,391
25,458	Reata Pharmaceuticals Inc., Class A Shares*	2,401,708
38,265	Sutro Biopharma Inc.*(b)	336,732
35,796	Tricida Inc.*	827,962
	Total Pharmaceuticals	30,228,158
	TOTAL CONSUMER NON-CYCLICAL	181,251,174
ENERGY – 5.0%
Energy-Alternate Sources – 0.2%
73,513	TPI Composites Inc.*	2,220,828
Oil & Gas – 3.6%
321,233	Callon Petroleum Co.*	2,457,432
106,508	Carrizo Oil & Gas Inc.*	1,169,458
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
ENERGY – (continued)
Oil & Gas – (continued)
176,700	Devon Energy Corp.	$5,214,417
61,900	Diamondback Energy Inc.	6,371,367
60,937	Geopark Ltd.*	1,169,381
141,600	Marathon Petroleum Corp.	8,780,616
43,494	Murphy USA Inc.*	3,382,528
233,900	Noble Energy Inc.	5,180,885
122,926	SRC Energy Inc.*	565,460
	Total Oil & Gas	34,291,544
Oil & Gas Services – 0.4%
32,021	DMC Global Inc.	1,504,347
80,331	Select Energy Services Inc., Class A Shares*	809,736
99,882	Solaris Oilfield Infrastructure Inc., Class A Shares(a)	1,697,994
	Total Oil & Gas Services	4,012,077
Pipelines – 0.8%
300,200	Williams Cos., Inc.	8,012,338
	TOTAL ENERGY	48,536,787
FINANCIAL – 18.0%
Banks – 5.7%
80,122	Bank of NT Butterfield & Son Ltd.	3,264,170
89,512	BankUnited Inc.	3,266,293
30,728	Chemical Financial Corp.	1,408,264
35,597	Eagle Bancorp Inc.*	2,106,987
154,492	First Horizon National Corp.	2,414,710
278,596	FNB Corp.	3,410,015
50,005	IBERIABANK Corp.	3,911,891
62,070	MB Financial Inc.	2,809,909
31,922	Meta Financial Group Inc.	745,379
50,389	OFG Bancorp	1,042,548
206,400	PacWest Bancorp	8,466,528
190,100	Pinnacle Financial Partners Inc.	11,156,969
53,087	TriState Capital Holdings Inc.*	1,200,297
89,736	Univest Financial Corp.	2,378,901
169,800	Zions Bancorp N.A.	8,676,780
	Total Banks	56,259,641
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Diversified Financial Services – 2.5%
108,391	3PEA International Inc.*	$797,758
73,700	Affiliated Managers Group Inc.	8,078,257
42,400	Ameriprise Financial Inc.	5,581,112
109,400	Capital One Financial Corp.	9,143,652
25,613	Federated Investors Inc., Class B Shares	761,987
	Total Diversified Financial Services	24,362,766
Equity Real Estate Investment Trusts (REITs) – 4.4%
167,400	American Campus Communities Inc.	7,543,044
354,500	American Homes 4 Rent, Class A Shares	7,742,280
42,251	Americold Realty Trust	1,214,716
109,317	Blackstone Mortgage Trust Inc., Class A Shares	3,769,250
108,695	Columbia Property Trust Inc.	2,351,073
81,011	Corporate Office Properties Trust	2,105,476
488,000	Cousins Properties Inc.	4,645,760
50,100	Crown Castle International Corp.	5,949,375
15,564	Innovative Industrial Properties Inc., Class A Shares(a)	1,229,400
135,064	Lexington Realty Trust	1,254,745
292,600	Medical Properties Trust Inc.	5,334,098
	Total Equity Real Estate Investment Trusts (REITs)	43,139,217
Insurance – 4.4%
190,800	American International Group Inc.	8,242,560
37,025	eHealth Inc.*	1,977,506
66,764	Goosehead Insurance Inc., Class A Shares*(a)	2,106,404
8,986	Hanover Insurance Group Inc.	1,066,728
212,300	Hartford Financial Services Group Inc.	10,479,128
30,559	Kinsale Capital Group Inc.	2,040,119
150,787	National General Holdings Corp.	3,891,812
94,499	NMI Holdings Inc., Class A Shares*	2,282,151
70,300	Progressive Corp.	5,124,870
39,300	Willis Towers Watson PLC	6,760,386
	Total Insurance	43,971,664
Private Equity – 0.3%
199,646	Hercules Capital Inc.	2,795,044
Real Estate – 0.1%
52,311	Legacy Housing Corp.*	734,970
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Savings & Loans – 0.6%
77,501	Banc of California Inc.	$1,342,317
206,543	Sterling Bancorp	4,199,019
	Total Savings & Loans	5,541,336
	TOTAL FINANCIAL	176,804,638
INDUSTRIAL – 13.1%
Aerospace/Defense – 1.3%
147,181	Kratos Defense & Security Solutions Inc.*	2,530,041
47,700	L3 Technologies Inc.	10,100,475
	Total Aerospace/Defense	12,630,516
Building Materials – 2.2%
19,711	American Woodmark Corp.*	1,679,377
201,700	Louisiana-Pacific Corp.	5,096,959
41,600	Martin Marietta Materials Inc.	7,812,480
70,200	Masco Corp.	2,636,712
20,889	Masonite International Corp.*	1,158,295
67,218	PGT Innovations Inc.*	1,013,648
114,568	Summit Materials Inc., Class A Shares*	1,947,656
	Total Building Materials	21,345,127
Electrical Components & Equipment – 2.1%
24,875	Belden Inc.	1,537,026
246,900	Energizer Holdings Inc.	11,327,772
42,233	Generac Holdings Inc.*	2,177,534
46,700	Hubbell Inc., Class B Shares	5,512,935
	Total Electrical Components & Equipment	20,555,267
Electronics – 0.6%
361,056	Fluidigm Corp.*	3,993,279
24,624	IntriCon Corp.*	662,878
28,416	ShotSpotter Inc.*	1,419,095
	Total Electronics	6,075,252
Engineering & Construction – 0.8%
32,546	Argan Inc.	1,513,389
19,018	Comfort Systems USA Inc.	1,019,745
21,691	EMCOR Group Inc.	1,564,572
28,856	NV5 Global Inc.*	2,287,126
77,972	Sterling Construction Co., Inc.*	1,139,171
	Total Engineering & Construction	7,524,003
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Environmental Control – 0.4%
48,627	Casella Waste Systems Inc., Class A Shares*	$1,715,561
34,483	Clean Harbors Inc.*	2,344,844
	Total Environmental Control	4,060,405
Hand/Machine Tools – 0.8%
156,975	Milacron Holdings Corp.*	2,196,080
28,248	Regal Beloit Corp.	2,366,053
26,800	Stanley Black & Decker Inc.	3,549,124
	Total Hand/Machine Tools	8,111,257
Machinery-Construction & Mining – 0.2%
22,111	Bloom Energy Corp., Class A Shares*	319,946
42,363	BWX Technologies Inc.	2,217,703
	Total Machinery-Construction & Mining	2,537,649
Machinery-Diversified – 1.9%
47,161	Cactus Inc., Class A Shares*	1,710,058
37,938	Columbus McKinnon Corp.	1,420,778
40,200	Dover Corp.	3,639,306
18,244	Kadant Inc.	1,595,438
17,200	Rockwell Automation Inc.	3,071,232
22,468	SPX FLOW Inc.*	775,595
84,500	Xylem Inc.	6,383,975
	Total Machinery-Diversified	18,596,382
Metal Fabricate/Hardware – 0.4%
26,195	CIRCOR International Inc.*	825,928
81,983	TriMas Corp.*	2,650,510
	Total Metal Fabricate/Hardware	3,476,438
Miscellaneous Manufacturers – 1.8%
58,351	Actuant Corp., Class A Shares	1,426,682
115,500	AO Smith Corp.	5,997,915
31,671	EnPro Industries Inc.	2,172,314
34,903	Hexcel Corp.	2,517,902
49,307	ITT Inc.	2,847,973
29,528	Standex International Corp.	2,421,591
	Total Miscellaneous Manufacturers	17,384,377
Packaging & Containers – 0.5%
110,472	Owens-Illinois Inc.	2,200,602
52,101	Silgan Holdings Inc.	1,474,980
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
INDUSTRIAL – (continued)
Packaging & Containers – (continued)
15,829	Sonoco Products Co.	$916,341
	Total Packaging & Containers	4,591,923
Transportation – 0.1%
56,068	Air Transport Services Group Inc.*	1,304,702
	TOTAL INDUSTRIAL	128,193,298
TECHNOLOGY – 9.4%
Computers – 2.4%
18,030	CACI International Inc., Class A Shares*	3,286,148
110,253	Conduent Inc.*	1,611,899
87,774	Endava PLC, ADR*(b)	2,594,600
26,681	ExlService Holdings Inc.*	1,638,213
53,050	Kornit Digital Ltd.*(a)	1,188,320
36,249	Mercury Systems Inc.*	2,302,536
85,169	PlayAGS Inc.*	2,026,171
47,041	Virtusa Corp.*	2,374,159
130,500	Western Digital Corp.	6,564,150
	Total Computers	23,586,196
Semiconductors – 3.2%
49,300	Analog Devices Inc.	5,273,128
64,000	Cabot Microelectronics Corp.	7,238,400
611,400	Cypress Semiconductor Corp.	9,433,902
52,599	Inphi Corp.*	2,273,329
129,530	Lattice Semiconductor Corp.*	1,528,454
273,677	MACOM Technology Solutions Holdings Inc.*	5,224,494
21,214	Semtech Corp.*	1,167,618
	Total Semiconductors	32,139,325
Software – 3.8%
70,719	Altair Engineering Inc., Class A Shares*	2,507,696
54,053	Alteryx Inc., Class A Shares*	4,124,784
68,496	Bandwidth Inc., Class A Shares*	3,816,597
79,094	Everbridge Inc.*	5,592,737
45,800	Fidelity National Information Services Inc.	4,953,270
88,168	Five9 Inc.*	4,676,431
39,208	ManTech International Corp., Class A Shares	2,130,955
66,015	Smartsheet Inc., Class A Shares*	2,524,413
29,791	Twilio Inc., Class A Shares*	3,625,267
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
TECHNOLOGY – (continued)
Software – (continued)
88,848	Upland Software Inc.*	$3,118,565
	Total Software	37,070,715
	TOTAL TECHNOLOGY	92,796,236
UTILITIES – 4.7%
Electric – 4.7%
78,978	Ameresco Inc., Class A Shares*	1,292,870
74,900	American Electric Power Co., Inc.	6,078,135
24,128	Black Hills Corp.	1,712,605
190,400	FirstEnergy Corp.	7,758,800
40,899	Hawaiian Electric Industries Inc.	1,565,614
19,967	IDACORP Inc.	1,964,952
67,340	Portland General Electric Co.	3,376,428
128,500	PPL Corp.	4,133,845
145,800	Public Service Enterprise Group Inc.	8,574,498
84,700	Sempra Energy	10,201,268
	Total Electric	46,659,015
	TOTAL UTILITIES	46,659,015
	TOTAL COMMON STOCKS (Cost – $733,249,969)	819,245,077
EXCHANGE TRADED FUNDS (ETFs) – 12.8%
365,854	iShares Core S&P Mid-Cap	69,936,651
667,145	iShares Core S&P Small-Cap	53,384,943
18,995	iShares Russell 2000 Value	2,353,860
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $109,828,434)	125,675,454
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $843,078,403)	944,920,531
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Small-Mid Cap Equity Fund (concluded)

Face Amount	Security	Value
SHORT-TERM INVESTMENTS – 3.5%
TIME DEPOSITS – 3.5%
$11,859,720	BNP Paribas – Paris, 1.750% due 3/1/19	$11,859,720
2,902,951	Citibank – New York, 1.750% due 3/1/19	2,902,951
17,149,544	JPMorgan Chase & Co. – New York, 1.750% due 3/1/19	17,149,544
2,288,478	Sumitomo Mitsui Banking Corp. – Tokyo, 1.750% due 3/1/19	2,288,478
	TOTAL TIME DEPOSITS (Cost – $34,200,693)	34,200,693
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 1.5%
MONEY MARKET FUND – 1.5%
14,487,635	Federated Government Obligations Fund, Premier Class, 2.363%(c) (Cost – $14,487,635)	14,487,635
	TOTAL INVESTMENTS – 101.3% (Cost – $891,766,731#)	993,608,859
	Liabilities in Excess of Other Assets – (1.3)%	(12,767,462)
	TOTAL NET ASSETS – 100.0%	$980,841,397

*
Non-income producing security.

(a)
All or a portion of this security is on loan (See Note 5).

(b)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2019, amounts to approximately $11,532,046 and represents 1.18% of net assets.

(c)
Represents investment of collateral received from securities lending transactions.

#
Aggregate cost for federal income tax purposes is $899,357,806.

Abbreviations used in this schedule:
ADR — American Depositary Receipts
PLC — Public Limited Company
Summary of Investments by Security Sector^
Consumer Non-cyclical	18.2%
Financial	17.8
Industrial	12.9
Technology	9.3
Consumer Cyclical	7.3
Energy	4.9
Utilities	4.7
Communications	4.7
Basic Materials	2.6
Exchange Traded Funds (ETFs)	12.7
Short-Term Investments	3.4
Money Market Fund	1.5
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund

Shares/Units	Security	Value
COMMON STOCKS – 79.2%
Argentina – 0.5%
16,995	Banco Macro SA, ADR	$858,248
22,844	Globant SA*	1,573,723
117,810	Loma Negra Cia Industrial Argentina SA, ADR*	1,323,006
3,232	MercadoLibre Inc.*	1,482,809
225,718	YPF SA, ADR	3,191,653
	Total Argentina	8,429,439
Australia – 2.2%
534,580	Amcor Ltd.	5,704,031
185,644	Appen Ltd.	3,075,305
332,125	Brambles Ltd.	2,768,820
155,041	HUB24 Ltd.(a)	1,279,590
938,208	Nanosonics Ltd.*	2,758,000
308,883	Nick Scali Ltd.(a)	1,344,661
913,707	Pro Medicus Ltd.	8,909,995
1,215,699	South32 Ltd.	3,372,647
624,452	Webjet Ltd.	6,933,865
31,355	WiseTech Global Ltd.	427,106
	Total Australia	36,574,020
Austria – 0.2%
107,980	Erste Group Bank AG*	4,081,781
Belgium – 0.0%
8,403	Galapagos NV*	824,245
Bermuda – 0.2%
117,429	Hiscox Ltd.	2,489,244
Brazil – 2.3%
559,388	B3 SA – Brasil Bolsa Balcao	4,883,670
300,100	Banco Bradesco SA, ADR	3,445,148
155,506	Banco do Brasil SA	2,095,026
354,747	Itau Unibanco Holding SA, ADR	3,334,622
929,408	Kroton Educacional SA	2,714,593
156,768	Localiza Rent a Car SA	1,442,106
164,205	Pagseguro Digital Ltd., Class A Shares*(a)	4,619,087
424,915	Petroleo Brasileiro SA, ADR	6,679,664
925,391	Rumo SA*	4,794,683
128,897	Smiles Fidelidade SA	1,647,312
92,843	StoneCo Ltd., Class A Shares*(a)	2,823,355
	Total Brazil	38,479,266
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Canada – 2.1%
129,500	Canadian Natural Resources Ltd.	$3,679,190
15,000	Canadian Pacific Railway Ltd.	3,100,099
410,984	Computer Modelling Group Ltd.(a)	1,874,214
20,209	Descartes Systems Group Inc.*	698,107
56,853	Equitable Group Inc.	3,025,217
5,710	Fairfax Financial Holdings Ltd.	2,827,572
184,202	Jamieson Wellness Inc.	2,735,659
106,723	Magna International Inc.	5,627,504
57,410	Restaurant Brands International Inc.	3,628,886
302,878	Seven Generations Energy Ltd., Class A Shares*	2,214,552
56,067	Thomson Reuters Corp.	3,049,445
49,300	TransCanada Corp.	2,204,696
	Total Canada	34,665,141
China – 7.6%
4,766,000	AK Medical Holdings Ltd.	2,594,376
106,197	Alibaba Group Holding Ltd., ADR*	19,437,237
14,429	Baidu Inc., ADR*	2,345,290
429,400	BTG Hotels Group Co., Ltd., Class A Shares	1,255,707
4,041,669	China Construction Bank Corp., Class H Shares(c)	3,589,011
907,705	China Everbright Ltd.	1,831,282
1,612,418	China Mengniu Dairy Co., Ltd.	5,007,653
465,247	China Mobile Ltd.	4,891,869
32,148,191	China Tower Corp., Ltd, Class H Shares*(b)(c)	7,640,026
615,822	CSPC Pharmaceutical Group Ltd.	1,048,438
36,128	Ctrip.com International Ltd., ADR*	1,233,049
385,900	Gree Electric Appliances Inc. of Zhuhai, Class A Shares	2,572,555
2,454,337	Guangzhou Automobile Group Co., Ltd., Class H Shares(c)	3,011,704
1,446,337	Haitong Securities Co., Ltd., Class H Shares(c)	1,915,905
762,659	Hangzhou Hikvision Digital Technology Co., Ltd., Class A Shares	3,904,841
433,455	Han’s Laser Technology Industry Group Co., Ltd., Class A Shares	2,578,749
711,991	Hua Hong Semiconductor Ltd.(b)	1,678,681
1,277,761	Kingdee International Software Group Co., Ltd.	1,379,712
28,453	Kweichow Moutai Co., Ltd., Class A Shares	3,214,447
2,887,313	Lenovo Group Ltd.	2,611,693
530,206	Midea Group Co., Ltd., Class A Shares	3,764,571
64,121	Momo Inc., ADR*	2,126,894
18,003	New Oriental Education & Technology Group Inc., ADR*	1,477,326
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
China – (continued)
22,093	Pinduoduo Inc., ADR*	$661,464
115,730	Ping An Insurance Group Co. of China Ltd., Class H Shares(c)	1,218,513
284,811	Shenzhou International Group Holdings Ltd.	3,548,439
1,573,634	Sino Biopharmaceutical Ltd.	1,361,294
765,932	Sinopharm Group Co., Ltd., Class H Shares(c)	3,421,383
63,112	Sunny Optical Technology Group Co., Ltd.	745,236
330,689	Tencent Holdings Ltd.	14,110,816
69,752	Tencent Music Entertainment Group, ADR*(a)	1,256,931
4,977,683	WH Group Ltd.(b)	4,423,429
1,621,000	Yihai International Holding Ltd.(a)(c)	5,112,709
233,143	Yunnan Baiyao Group Co., Ltd., Class A Shares(d)	2,960,166
33,339	YY Inc., ADR*	2,350,399
91,022	Zai Lab Ltd., ADR*(a)	2,623,254
	Total China	124,905,049
Denmark – 0.2%
19,925	Jyske Bank AS, Class Registered Shares	779,217
31,253	Royal Unibrew AS	2,310,696
26,425	Sydbank AS	628,899
	Total Denmark	3,718,812
Egypt – 0.2%
7,922,941	Cleopatra Hospital*	2,547,506
Finland – 0.4%
483,234	Nokia OYJ, ADR	2,942,895
61,298	Sampo OYJ, Class A Shares	2,949,559
42,206	Wartsila OYJ Abp	685,264
	Total Finland	6,577,718
France – 5.0%
32,082	Air Liquide SA	3,999,475
29,072	Airbus SE	3,765,474
30,218	Akka Technologies	1,909,602
41,643	Aubay	1,344,999
64,325	BNP Paribas SA	3,303,593
103,764	Danone SA	7,834,763
1,958	Dassault Aviation SA	3,295,281
41,681	Dassault Systemes SE	6,095,821
58,398	Esker SA	4,643,600
91,902	Legrand SA	6,072,007
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
France – (continued)
28,721	L’Oreal SA	$7,259,471
5,903	LVMH Moet Hennessy Louis Vuitton SE	2,032,626
41,575	MGI Digital Graphic Technology*	2,290,841
60,706	Pernod Ricard SA	10,465,822
118,759	Schneider Electric SE	9,236,591
56,732	Thales SA	6,982,558
22,553	Ubisoft Entertainment SA*	1,627,259
	Total France	82,159,783
Germany – 5.4%
97,552	Bayer AG, Class Registered Shares	7,799,600
45,498	Brenntag AG	2,256,807
175,386	Deutsche Wohnen SE	8,179,614
43,430	Fresenius SE & Co. KGaA	2,445,094
91,632	GEA Group AG	2,195,855
92,563	Henkel AG & Co. KGaA	9,248,627
35,152	Hypoport AG*	6,699,543
267,563	Infineon Technologies AG	5,875,739
72,792	Isra Vision AG	3,068,093
16,276	Knorr-Bremse AG*	1,635,181
23,917	LEG Immobilien AG	2,670,391
24,978	Merck KGaA	2,578,813
73,730	Nexus AG	2,098,047
51,632	SAP SE	5,528,239
4,594	Sartorius AG	728,309
27,321	Scout24 AG(b)	1,439,237
64,408	Symrise AG, Class A Shares	5,677,014
91,482	TAG Immobilien AG	2,132,755
507,244	Telefonica Deutschland Holding AG	1,665,436
145,829	Vonovia SE	7,080,181
11,656	Wirecard AG	1,597,266
11,858	XING SE	4,058,005
51,345	Zalando SE*(b)	1,892,411
	Total Germany	88,550,257
Greece – 0.2%
392,511	Sarantis SA	3,267,955
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Hong Kong – 1.9%
790,600	AIA Group Ltd.	$7,912,163
598,000	China Overseas Land & Investment Ltd.	2,212,620
295,500	CK Hutchison Holdings Ltd.	3,140,889
743,555	Esprit Holdings Ltd.*	174,489
74,900	Jardine Matheson Holdings Ltd.	5,134,528
2,511,904	Kunlun Energy Co., Ltd.	2,756,702
436,711	Techtronic Industries Co., Ltd.	2,921,161
8,748,082	Tongda Group Holdings Ltd.(a)	968,370
169,767	Tongda Hong Tai Holdings Ltd.*	27,033
1,478,000	Vitasoy International Holdings Ltd.	6,375,344
	Total Hong Kong	31,623,299
Hungary – 0.1%
35,590	Wizz Air Holdings PLC*(b)	1,434,829
India – 5.0%
118,561	Aavas Financiers Ltd.*	1,673,447
167,073	Amara Raja Batteries Ltd.	1,694,365
377,763	Axis Bank Ltd.*	3,794,603
34,153	Bajaj Finance Ltd.	1,276,716
655,942	Berger Paints India Ltd.	2,836,588
64,372	Britannia Industries Ltd.	2,780,987
46,516	Byke Hospitality Ltd.	18,329
458,473	Coal India Ltd.	1,481,786
119,997	Divi’s Laboratories Ltd.	2,815,230
193,664	Dr Lal PathLabs Ltd.	2,750,960
145,459	Edelweiss Financial Services Ltd.	280,958
605,425	Exide Industries Ltd.	1,876,127
513,392	Gulf Oil Lubricants India Ltd.	6,183,600
45,529	HDFC Bank Ltd.	1,335,869
376,635	Housing Development Finance Corp., Ltd	9,791,347
1,156,605	JM Financial Ltd.	1,273,682
111,329	JSW Steel Ltd.	443,012
375,965	Kajaria Ceramics Ltd.	2,883,533
161,673	Kotak Mahindra Bank Ltd.	2,769,301
216,787	Manpasand Beverages Ltd.	227,292
8,640	Maruti Suzuki India Ltd.	834,466
399,532	Max Financial Services Ltd.*	2,236,449
1,627,623	Minda Corp., Ltd.	3,334,975
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
India – (continued)
294,774	Motherson Sumi Systems Ltd.	$676,231
2,374,673	NTPC Ltd.	4,755,615
35,098	Piramal Enterprises Ltd.	1,147,630
309,424	SBI Life Insurance Co., Ltd.(b)	2,539,230
322,346	Sun Pharmaceutical Industries Ltd.	2,032,886
102,153	Sun TV Network Ltd.	875,564
192,538	Supreme Industries Ltd.	3,089,066
219,937	Tata Chemicals Ltd.	1,727,141
183,659	Tata Communications Ltd.	1,523,171
457,820	Tata Global Beverages Ltd.	1,253,630
162,005	V-Mart Retail Ltd.	5,907,384
453,248	Yes Bank Ltd.	1,489,789
48,634	Zee Entertainment Enterprises Ltd.	322,224
	Total India	81,933,183
Indonesia – 0.8%
38,817,500	Ace Hardware Indonesia Tbk PT	4,848,518
2,435,700	Bank Central Asia Tbk PT	4,782,876
42,447,300	Sarana Menara Nusantara Tbk PT(e)@	2,385,163
3,480,037	Tower Bersama Infrastructure Tbk PT	985,299
	Total Indonesia	13,001,856
Ireland – 0.4%
42,421	Kerry Group PLC, Class A Shares	4,365,672
30,836	Ryanair Holdings PLC, ADR*	2,298,515
	Total Ireland	6,664,187
Israel – 0.3%
16,687	Check Point Software Technologies Ltd.*	2,040,820
53,541	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	2,820,206
	Total Israel	4,861,026
Italy – 0.5%
524,641	Banca Mediolanum SpA	3,653,973
238,178	Gruppo MutuiOnline SpA	4,382,226
	Total Italy	8,036,199
Japan – 12.2%
106,200	Arcland Service Holdings Co., Ltd.	1,943,109
29,500	Bridgestone Corp.	1,164,103
159,400	Chiba Bank Ltd.	968,185
36,900	Chugai Pharmaceutical Co., Ltd.	2,509,401
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
28,000	Daiichi Sankyo Co., Ltd.	$1,049,797
76,600	Daiwa Securities Group Inc.	388,499
37,800	Digital Arts Inc.	3,002,898
16,000	Disco Corp.	2,216,301
78,012	en-japan Inc.	2,518,746
7,200	Ezaki Glico Co., Ltd.	364,769
160,600	Fujitsu General Ltd.	2,150,181
157,000	Hachijuni Bank Ltd.	653,115
32,710	Hirose Electric Co., Ltd.	3,366,680
7,900	Hoshizaki Corp.	534,193
410,565	Infomart Corp.	4,594,283
177,000	Inpex Corp.	1,716,543
197,100	IR Japan Holdings Ltd.(a)	2,635,325
100,700	Ito En Ltd.	4,564,342
101,600	Itokuro Inc.*(a)	3,025,274
186,300	Japan Elevator Service Holdings Co., Ltd.(a)	3,504,381
247,800	Japan Material Co., Ltd.	3,125,896
117,500	Japan Tobacco Inc.	2,990,065
129,000	Kansai Paint Co., Ltd.	2,377,178
113,400	Kao Corp.	8,585,956
166,500	KDDI Corp.	4,026,677
63,500	Kobayashi Pharmaceutical Co., Ltd.	5,118,268
27,900	Koito Manufacturing Co., Ltd.	1,616,452
6,900	Kose Corp.	1,118,234
48,400	Kusuri no Aoki Holdings Co., Ltd.	3,355,427
83,891	M&A Capital Partners Co., Ltd.*	3,859,174
264,300	Mebuki Financial Group Inc.	714,795
118,573	Miroku Jyoho Service Co., Ltd.	3,085,277
64,200	MISUMI Group Inc.	1,559,984
327,300	Mitsubishi Electric Corp.	4,102,344
446,273	Morningstar Japan KK	1,328,826
24,600	Murata Manufacturing Co., Ltd.	3,834,145
117,000	Nihon Kohden Corp.	3,505,067
120,600	Nippon Telegraph & Telephone Corp.	5,206,736
15,800	Nissin Foods Holdings Co., Ltd.	1,098,079
91,500	Nomura Research Institute Ltd.	3,726,004
235,600	North Pacific Bank Ltd.	649,676
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Japan – (continued)
45,400	Obic Co., Ltd.	$4,339,772
79,500	Omron Corp.	3,435,424
201,200	Open Door Inc.*(a)	5,457,314
49,900	Outsourcing Inc.	628,059
128,400	Persol Holdings Co., Ltd.	2,204,841
318,310	Prestige International Inc.	3,719,289
202,398	Rakus Co., Ltd.	3,968,964
174,300	Renesas Electronics Corp.*	1,020,106
79,300	Rohto Pharmaceutical Co., Ltd.	2,087,390
274,000	Santen Pharmaceutical Co., Ltd.	4,278,932
56,400	Secom Co., Ltd.	4,873,839
103,100	Sega Sammy Holdings Inc.	1,203,010
143,500	Seven & i Holdings Co., Ltd.	6,309,197
7,100	SMC Corp.	2,475,370
176,038	SMS Co., Ltd.	3,122,096
38,000	Sohgo Security Services Co., Ltd.	1,641,914
77,400	Stanley Electric Co., Ltd.	2,226,602
98,000	Strike Co., Ltd.	1,983,507
25,800	Suzuki Motor Corp.	1,321,583
362,200	Systena Corp.	3,908,994
188,640	Takeda Pharmaceutical Co., Ltd.	7,590,027
95,600	Terumo Corp.	5,859,991
111,400	Toyo Suisan Kaisha Ltd.	4,134,481
55,500	USS Co., Ltd.	1,011,657
140,700	UT Group Co., Ltd.*(a)	3,199,192
29,100	Wantedly Inc.*	1,163,982
768,100	Yahoo Japan Corp.	2,052,760
74,700	Yakuodo Co., Ltd.	1,794,226
77,700	Yokogawa Electric Corp.	1,497,858
268,759	Yume No Machi Souzou Iinkai Co., Ltd.(a)	5,063,885
	Total Japan	201,428,647
Malaysia – 0.3%
5,204,131	7-Eleven Malaysia Holdings Bhd	1,855,545
434,100	Carlsberg Brewery Malaysia Bhd	2,609,100
3,962,316	My EG Services Bhd	983,839
	Total Malaysia	5,448,484
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Mexico – 1.3%
128,794	America Movil SAB de CV, Class L Shares, ADR	$1,852,058
30,790	Fomento Economico Mexicano SAB de CV, ADR	2,790,498
191,367	Gruma SAB de CV, Class B Shares	2,073,023
111,451	Grupo Financiero Banorte SAB de CV, Class O Shares	606,837
727,878	Grupo Lala SAB de CV, Class B Shares	879,622
374,933	Infraestructura Energetica Nova SAB de CV	1,441,160
1,989,100	Qualitas Controladora SAB de CV	5,049,996
1,700,080	Unifin Financiera SAB de CV SOFOM ENR	3,879,750
1,113,449	Wal-Mart de Mexico SAB de CV	2,881,725
	Total Mexico	21,454,669
Netherlands – 1.5%
26,339	ASML Holding NV	4,819,927
17,596	Core Laboratories NV	1,140,397
7,990	Euronext NV(b)	488,167
64,333	Heineken NV	6,478,753
118,504	Koninklijke Philips NV	4,712,723
71,207	NXP Semiconductors NV	6,502,623
	Total Netherlands	24,142,590
Nigeria – 0.0%
1,857,403	Lekoil Ltd., CDI*	248,369
Norway – 0.3%
57,760	DNB ASA	1,107,216
160,810	Sbanken ASA	1,507,010
479,036	Spectrum ASA	2,821,753
	Total Norway	5,435,979
Pakistan – 0.0%
439,824	Hascol Petroleum Ltd.	441,258
Panama – 0.1%
16,300	Copa Holdings SA, Class A Shares	1,437,171
Peru – 0.2%
10,403	Credicorp Ltd.	2,528,865
Philippines – 1.0%
3,989,935	Ayala Land Inc.	3,385,935
1,290,368	BDO Unibank Inc.	3,174,203
8,027,565	Metro Pacific Investments Corp.	727,579
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Philippines – (continued)
3,073,345	Philippine Seven Corp.	$7,898,796
81,480	SM Investments Corp.(e)@	1,478,344
	Total Philippines	16,664,857
Portugal – 0.4%
207,757	Galp Energia SGPS SA	3,406,951
247,102	Jeronimo Martins SGPS SA	3,723,490
	Total Portugal	7,130,441
Russia – 0.4%
335,687	Sberbank of Russia PJSC, ADR	4,280,229
44,116	Yandex NV, Class A Shares*	1,517,590
	Total Russia	5,797,819
Singapore – 0.2%
2,623,200	Riverstone Holdings Ltd.	2,172,956
2,325,200	Sheng Siong Group Ltd.	1,858,038
	Total Singapore	4,030,994
South Africa – 2.0%
186,209	Bid Corp., Ltd	3,893,478
250,742	Bidvest Group Ltd.	3,702,011
1,070,540	FirstRand Ltd.	4,884,443
3,134,334	Italtile Ltd.	3,300,529
74,546	Mr Price Group Ltd.	1,142,230
45,544	MultiChoice Group Ltd.*	339,491
45,786	Naspers Ltd., Class N Shares	9,865,814
1,214,459	Pepkor Holdings Ltd.(a)(b)	1,721,787
70,838	Sasol Ltd.	2,159,200
39,251	Sasol Ltd., ADR	1,198,726
	Total South Africa	32,207,709
South Korea – 2.5%
99,360	BusinessOn Communication Co., Ltd.(a)	1,363,108
20,214	Cafe24 Corp.*	2,132,346
98,195	KB Financial Group Inc.	3,868,716
120,355	Kia Motors Corp.	3,913,276
64,231	LEENO Industrial Inc.	3,013,369
2,111	LG Household & Health Care Ltd.	2,339,321
169,817	Minwise Co., Ltd.	3,114,972
43,175	NAVER Corp.	5,121,116
327,184	Samsung Electronics Co., Ltd.	13,049,972
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
South Korea – (continued)
20,850	Samsung Life Insurance Co., Ltd.	$1,644,958
10,712	SK Telecom Co., Ltd.	2,478,848
	Total South Korea	42,040,002
Spain – 0.9%
168,415	Amadeus IT Group SA	12,676,301
377,679	CaixaBank SA	1,343,318
72,940	Grifols SA, ADR	1,406,283
	Total Spain	15,425,902
Sweden – 1.7%
57,207	Biotage AB	781,198
304,941	Essity AB, Class B Shares	8,503,442
131,124	eWork Group AB	1,202,352
499,528	Fortnox AB	4,796,365
46,396	Hexagon AB, Class B Shares	2,438,916
167,288	HMS Networks AB	2,806,765
100,869	MIPS AB*	1,493,067
191,676	RaySearch Laboratories AB*(a)	2,124,726
318,140	Svenska Handelsbanken AB, Class A Shares	3,627,626
	Total Sweden	27,774,457
Switzerland – 4.4%
52	Chocoladefabriken Lindt & Spruengli AG	337,976
33,151	Cie Financiere Richemont SA, Class Registered Shares	2,536,873
2,732	dormakaba Holding AG, ADR*	1,729,302
3,631	Geberit AG, Class Registered Shares	1,448,101
4,901	Givaudan SA, Class Registered Shares	12,248,316
96,137	Julius Baer Group Ltd.*	4,190,809
14,959	Lonza Group AG, Class Registered Shares*	4,156,462
278,748	Nestle SA, Class Registered Shares	25,224,055
9,133	Roche Holding AG	2,536,516
7,159	Schindler Holding AG	1,617,154
2,126	SGS SA, Class Registered Shares	5,415,343
9,924	Sika AG, Class Registered Shares	1,340,999
740,506	UBS Group AG, Class Registered Shares*	9,407,705
	Total Switzerland	72,189,611
Taiwan – 3.6%
121,000	ASPEED Technology Inc.	2,742,555
821,000	Delta Electronics Inc.	4,027,825
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
Taiwan – (continued)
237,392	Eclat Textile Co., Ltd.	$2,698,984
1,320,000	Far EasTone Telecommunications Co., Ltd.	3,066,259
172,642	Ginko International Co., Ltd.	1,273,495
98,465	Hiwin Technologies Corp.	856,119
696,000	Hota Industrial Manufacturing Co., Ltd.	2,702,372
20,000	Largan Precision Co., Ltd.	2,816,978
145,000	Machvision Inc.	2,243,285
329,285	Makalot Industrial Co., Ltd.	2,000,776
252,820	Poya International Co., Ltd.	2,581,928
950,000	Taiwan Mobile Co., Ltd.	3,389,022
865,000	Taiwan Semiconductor Manufacturing Co., Ltd.	6,638,042
350,272	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	13,678,121
252,188	TCI Co., Ltd.	3,848,702
232,000	Voltronic Power Technology Corp.	4,310,794
	Total Taiwan	58,875,257
Thailand – 0.7%
242,498	Bangkok Bank PCL, Class F Shares	1,643,011
191,536	Bangkok Bank PCL, NVDR	1,266,929
2,358,031	CP ALL PCL, Class F Shares	5,803,638
11,567,300	Humanica PCL, Class F Shares	3,533,537
	Total Thailand	12,247,115
United Arab Emirates – 0.1%
470,853	First Abu Dhabi Bank PJSC	1,948,383
United Kingdom – 6.8%
676,053	Advanced Medical Solutions Group PLC	2,733,448
626,250	ASA International Group PLC*	3,577,370
33,400	AstraZeneca PLC, ADR	1,388,772
121,065	Avon Rubber PLC	2,039,758
193,555	British American Tobacco PLC	7,119,019
16,093	Bunzl PLC	506,307
78,858	Burberry Group PLC	1,974,754
529,968	Clipper Logistics PLC(a)	1,849,645
333,538	Compass Group PLC	7,363,974
671,068	ConvaTec Group PLC(b)	1,180,014
97,911	Craneware PLC	3,427,790
14,895	Croda International PLC	951,700
245,008	Diageo PLC	9,464,299
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United Kingdom – (continued)
137,688	Experian PLC	$3,583,760
48,300	Farfetch Ltd., Class A Shares*	1,183,350
578,151	GB Group PLC	3,751,992
164,544	Halma PLC	3,389,661
740,027	Horizon Discovery Group PLC*	1,421,838
67,746	IG Group Holdings PLC	507,652
271,606	IMI PLC	3,412,988
56,445	Intertek Group PLC	3,804,471
60,617	Jardine Lloyd Thompson Group PLC	1,533,893
19,632	Linde PLC	3,410,607
18,617	LivaNova PLC*	1,735,104
55,452	London Stock Exchange Group PLC	3,313,057
418,517	On the Beach Group PLC	2,322,023
309,651	Patisserie Holdings PLC(d)(e)	4,107
153,460	Prudential PLC	3,234,084
154,470	Reckitt Benckiser Group PLC	11,810,131
104,024	RELX PLC	2,387,929
187,352	Rentokil Initial PLC	871,808
242,189	Smith & Nephew PLC	4,617,496
70,908	Spectris PLC	2,483,823
47,869	Spirax-Sarco Engineering PLC	4,229,458
1,234,294	Tullow Oil PLC*	3,613,338
1,184,474	Vodafone Group PLC	2,111,153
	Total United Kingdom	112,310,573
United States – 3.1%
55,185	Analog Devices Inc.	5,902,588
28,212	ANSYS Inc.*	5,000,859
2,110	Booking Holdings Inc.*	3,580,754
175,776	Cadence Design Systems Inc.*	10,063,176
107,261	Colgate-Palmolive Co.	7,065,282
35,866	DENTSPLY SIRONA Inc.	1,497,764
113,734	Liberty Latin America Ltd., Class C Shares*	2,205,302
19,900	Mastercard Inc., Class A Shares	4,472,923
23,849	Nordson Corp.	3,237,740
1,635	NVIDIA Corp.	252,215
26,824	Philip Morris International Inc.	2,332,079
30,253	Texas Instruments Inc.	3,200,162
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
United States – (continued)
33,500	Waste Connections Inc.	$2,793,900
	Total United States	51,604,744
	TOTAL COMMON STOCKS (Cost – $1,194,295,572)	1,307,638,691
EXCHANGE TRADED FUNDS (ETFs) – 16.3%
United States – 16.3%
3,114,985	iShares Core MSCI EAFE	187,802,446
1,592,904	iShares Core MSCI Emerging Markets	81,429,253
	Total United States	269,231,699
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $256,053,458)	269,231,699
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $1,450,349,030)	1,576,870,390
Face Amount†
SHORT-TERM INVESTMENTS – 4.6%
TIME DEPOSITS – 3.9%
$20,938,138	Banco Bilbao Vizcaya Argentaria SA – Madrid, 1.750% due 3/1/19	20,938,138
257,052	Barclays Bank PLC – London, 1.750% due 3/1/19	257,052
	Brown Brothers Harriman – Grand Cayman:
127CHF	(1.440)% due 3/1/19	127
465DKK	(0.850)% due 3/1/19	71
111,083JPY	(0.270)% due 3/1/19	997
11NOK	0.350% due 3/1/19	1
13,965GBP	0.360% due 3/1/19	18,520
10,211HKD	0.360% due 3/1/19	1,301
4NZD	0.650% due 3/1/19	3
105AUD	0.760% due 3/1/19	75
755SGD	0.800% due 3/1/19	558
29,789CAD	0.820% due 3/1/19	22,641
5,627ZAR	5.140% due 3/1/19	399
	Citibank – London:
74,692EUR	(0.570)% due 3/1/19	84,955
122,598GBP	0.360% due 3/1/19	162,584
27,128,071	Citibank – New York, 1.750% due 3/1/19	27,128,071
16,226,788	Sumitomo Mitsui Banking Corp. – Tokyo, 1.750% due 3/1/19	16,226,788
	TOTAL TIME DEPOSITS (Cost – $64,842,281)	64,842,281
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (continued)

Face Amount†	Security	Value
U.S. GOVERNMENT AGENCY – 0.7%
$11,202,000	Federal Home Loan Bank (FHLB) Discount Notes, 2.250% due 3/1/19(f) (Cost – $11,202,000)	$11,202,000
	TOTAL SHORT-TERM INVESTMENTS (Cost – $76,044,281)	76,044,281
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 1.4%
MONEY MARKET FUND – 1.4%
22,347,241	Federated Government Obligations Fund, Premier Class, 2.363%(g) (Cost – $22,347,241)	22,347,241
	TOTAL INVESTMENTS — 101.5% (Cost – $1,548,740,552#)	1,675,261,912
	Liabilities in Excess of Other Assets — (1.5)%	(24,003,978)
	TOTAL NET ASSETS – 100.0%	$1,651,257,934

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
All or a portion of this security is on loan (See Note 5).

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2019, amounts to approximately $24,437,811 and represents 1.48% of net assets.

(c)
Security trades on the Hong Kong exchange.

(d)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(e)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2019, amounts to approximately $3,867,614 and represents 0.23% of net assets.

(f)
Rate shown represents yield-to-maturity.

(g)
Represents investment of collateral received from securities lending transactions.

#
Aggregate cost for federal income tax purposes is $1,561,114,731.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date	Acquisition Cost	Market Value	Percent of Net Assets
Sarana Menara Nusantara Tbk PT	4/3/17	$1,400	$2,385,163	0.14%
SM Investments Corp.	5/23/18	348,872	1,478,344	0.09%
Total			$3,863,507	0.23%

Abbreviations used in this schedule:
ADR — American Depositary Receipts
CDI — Clearing House Electronics Systems (CHESS) Depositary Interest
NVDR — Non Voting Depository Receipts
PCL — Public Company Limited
PLC — Public Limited Company
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations International Equity Fund (concluded)

Summary of Investments by Security Sector^
Consumer Non-cyclical	22.7%
Financial	12.2
Technology	10.7
Industrial	9.7
Communications	9.2
Consumer Cyclical	8.0
Basic Materials	2.6
Energy	2.1
Diversified	0.5
Utilities	0.4
Exchange Traded Funds (ETFs)	16.1
Short-Term Investments	4.5
Money Market Fund	1.3
100.0%

^
As a percentage of total investments.

At February 28, 2019, Destinations International Equity Fund had open forward foreign currency contracts as described below.
The unrealized appreciation on the open contracts reflected in the accompanying financial statements was as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Japanese Yen	208,866,000	CITI	$1,875,444	3/15/19	$17,436	$—	$17,436
Japanese Yen	402,105,000	CITI	3,657,747	8/22/19	34,097	—	34,097
Japanese Yen	955,995,000	CITI	8,696,207	8/22/19	54,560	—	54,560
Japanese Yen	205,000,000	CITI	1,864,782	8/22/19	13,603	—	13,603
Net Unrealized Appreciation on Open Forward Foreign Currency Contracts					$119,696	$—	$119,696

Currency Abbreviations used in this schedule:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SGD — Singapore Dollar
ZAR — South African Rand
Counterparty Abbreviations used in this schedule:
CITI — Citigroup Global Markets Inc.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Equity Income Fund

Shares/Units	Security	Value
COMMON STOCKS – 78.0%
BASIC MATERIALS – 0.9%
Chemicals – 0.9%
67,300	DowDuPont Inc.	$3,582,379
COMMUNICATIONS – 8.5%
Media – 0.3%
41,400	Viacom Inc., Class B Shares	1,209,708
Telecommunications – 8.2%
324,822	AT&T Inc.	10,108,461
115,968	BCE Inc.	5,158,646
41,400	Nippon Telegraph & Telephone Corp.	1,783,173
148,900	Telefonica Brasil SA	1,854,981
125,751	Verizon Communications Inc.	7,157,747
3,283,618	Vodafone Group PLC	5,847,317
46,741	Vodafone Group PLC, ADR	834,327
	Total Telecommunications	32,744,652
	TOTAL COMMUNICATIONS	33,954,360
CONSUMER CYCLICAL – 2.8%
Airlines – 0.9%
74,355	Delta Air Lines Inc.	3,686,521
Auto Manufacturers – 0.5%
31,500	Daimler AG, Class Registered Shares	1,886,708
Home Builders – 0.6%
151,400	Sekisui House Ltd.	2,273,071
Retail – 0.4%
500,900	Kingfisher PLC	1,608,194
Toys/Games/Hobbies – 0.4%
6,700	Nintendo Co., Ltd.	1,829,704
	TOTAL CONSUMER CYCLICAL	11,284,198
CONSUMER NON-CYCLICAL – 18.9%
Agriculture – 6.4%
106,384	Altria Group Inc.	5,575,585
73,350	British American Tobacco PLC	2,683,279
145,379	Imperial Brands PLC	4,840,102
146,516	Philip Morris International Inc.	12,738,101
	Total Agriculture	25,837,067
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Beverages – 2.3%
103,861	Coca-Cola Co.	$4,709,058
38,600	PepsiCo Inc.	4,463,704
	Total Beverages	9,172,762
Biotechnology – 0.5%
30,300	Gilead Sciences Inc.	1,970,106
Cosmetics/Personal Care – 1.2%
47,825	Procter & Gamble Co.	4,713,154
Food – 1.3%
61,325	General Mills Inc.	2,890,247
305,300	Orkla ASA	2,405,395
	Total Food	5,295,642
Household Products/Wares – 1.3%
44,525	Kimberly-Clark Corp.	5,201,856
Pharmaceuticals – 5.9%
98,126	AbbVie Inc.	7,775,504
22,900	AstraZeneca PLC	1,864,343
26,500	Bayer AG, Class Registered Shares	2,118,316
516,850	GlaxoSmithKline PLC	10,263,489
6,600	Roche Holding AG	1,833,480
	Total Pharmaceuticals	23,855,132
	TOTAL CONSUMER NON-CYCLICAL	76,045,719
ENERGY – 11.0%
Oil & Gas – 9.6%
952,350	BP PLC	6,749,253
49,439	BP PLC, ADR	2,108,573
76,477	Chevron Corp.	9,145,120
96,500	Exxon Mobil Corp.	7,626,395
63,350	Occidental Petroleum Corp.	4,190,602
77,000	Suncor Energy Inc.	2,653,420
105,054	TOTAL SA	5,973,226
	Total Oil & Gas	38,446,589
Pipelines – 1.4%
145,700	Enterprise Products Partners LP	4,028,605
94,236	Equitrans Midstream Corp.	1,662,323
	Total Pipelines	5,690,928
	TOTAL ENERGY	44,137,517
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – 18.0%
Banks – 7.4%
934,500	AIB Group PLC	$4,406,784
40,450	Bank of NT Butterfield & Son Ltd.	1,647,933
34,275	Canadian Imperial Bank of Commerce	2,908,048
47,925	CIT Group Inc.	2,442,737
72,850	Citigroup Inc.	4,660,943
326,400	ING Groep NV	4,318,349
17,200	JPMorgan Chase & Co.	1,794,992
127,725	KeyCorp	2,255,623
18,675	PNC Financial Services Group Inc.	2,353,424
112,000	UBS Group AG, Class Registered Shares*	1,424,965
1,413,000	Unicaja Banco SA(a)	1,655,361
	Total Banks	29,869,159
Diversified Financial Services – 1.3%
360,700	Daiwa Securities Group Inc.	1,829,954
14,100	Deutsche Boerse AG	1,781,748
83,425	Invesco Ltd.	1,614,274
	Total Diversified Financial Services	5,225,976
Equity Real Estate Investment Trusts (REITs) – 5.0%
68,225	Crown Castle International Corp.	8,101,719
19,025	Digital Realty Trust Inc.	2,152,108
36,000	National Retail Properties Inc.	1,875,600
66,875	Omega Healthcare Investors Inc.	2,400,812
88,125	Ventas Inc.	5,529,844
	Total Equity Real Estate Investment Trusts (REITs)	20,060,083
Insurance – 3.5%
56,000	Ageas	2,759,878
9,780	Allianz SE, Class Registered Shares	2,175,810
201,900	Challenger Ltd.	1,152,984
39,300	CNA Financial Corp.	1,698,546
15,300	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	3,604,000
16,845	RenaissanceRe Holdings Ltd.	2,477,057
	Total Insurance	13,868,275
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
FINANCIAL – (continued)
Private Equity – 0.5%
43,500	AURELIUS Equity Opportunities SE & Co. KGaA	$1,969,181
Real Estate – 0.3%
267,000	Great Eagle Holdings Ltd.	1,326,531
	TOTAL FINANCIAL	72,319,205
INDUSTRIAL – 3.4%
Miscellaneous Manufacturers – 1.1%
23,450	Eaton Corp. PLC	1,870,606
24,300	Siemens AG, Class Registered Shares	2,656,920
	Total Miscellaneous Manufacturers	4,527,526
Transportation – 2.3%
120,300	Deutsche Post AG, Class Registered Shares	3,738,174
48,725	United Parcel Service Inc., Class B Shares	5,369,495
	Total Transportation	9,107,669
	TOTAL INDUSTRIAL	13,635,195
TECHNOLOGY – 3.5%
Semiconductors – 1.6%
4,900	Broadcom Inc.	1,349,264
114,500	Cypress Semiconductor Corp.	1,766,735
70,500	Infineon Technologies AG	1,548,004
52,100	Samsung Electronics Co., Ltd.	1,666,415
	Total Semiconductors	6,330,418
Software – 1.9%
22,400	Microsoft Corp.	2,509,472
69,900	Oracle Corp.	3,643,887
19,400	Paychex Inc.	1,494,188
	Total Software	7,647,547
	TOTAL TECHNOLOGY	13,977,965
UTILITIES – 11.0%
Electric – 7.9%
26,579	American Electric Power Co., Inc.	2,156,886
111,500	Dominion Energy Inc.	8,261,035
79,425	Duke Energy Corp.	7,121,245
67,940	FirstEnergy Corp.	2,768,555
161,750	PPL Corp.	5,203,498
124,840	Southern Co.	6,203,300
	Total Electric	31,714,519
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Equity Income Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
UTILITIES – (continued)
Gas – 2.2%
293,000	Italgas SpA	$1,774,933
643,733	National Grid PLC	7,238,408
	Total Gas	9,013,341
Water – 0.9%
158,500	Veolia Environnement SA	3,479,363
	TOTAL UTILITIES	44,207,223
	TOTAL COMMON STOCKS (Cost – $306,871,772)	313,143,761
EXCHANGE TRADED FUNDS (ETFs) – 20.1%
1,340,702	iShares Core Dividend Growth	49,042,879
342,294	iShares Core High Dividend	31,583,468
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost – $73,864,098)	80,626,347
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $380,735,870)	393,770,108
Face Amount
SHORT-TERM INVESTMENTS – 1.6%
CORPORATE NOTE – 0.3%
$19,000	JPMorgan Chase Bank NA, Senior Unsecured Notes, 10.000% due 8/2/19(a)(b) (Cost – $1,088,952)	1,318,600
TIME DEPOSITS – 1.3%
720,740	Citibank – New York, 1.750% due 3/1/19	720,740
1,506,923	JPMorgan Chase & Co. – New York, 1.750% due 3/1/19	1,506,923
755,326	Standard Chartered Bank – London, 1.750% due 3/1/19	755,326
2,231,998	Sumitomo Mitsui Banking Corp. – Tokyo, 1.750% due 3/1/19	2,231,998
	TOTAL TIME DEPOSITS (Cost – $5,214,987)	5,214,987
	TOTAL SHORT-TERM INVESTMENTS (Cost – $6,303,939)	6,533,587
	TOTAL INVESTMENTS – 99.7% (Cost – $387,039,809#)	400,303,695
	Other Assets in Excess of Liabilities – 0.3%	1,237,339
	TOTAL NET ASSETS – 100.0%	$401,541,034

*
Non-income producing security.

(a)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Equity Income Fund (concluded)

of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2019, amounts to approximately $2,973,961 and represents 0.74% of net assets.
(b)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

#
Aggregate cost for federal income tax purposes is $388,399,754.

Abbreviations used in this schedule:
ADR
 —  American Depositary Receipts

LP
 —  Limited Partnership

PLC
 —  Public Limited Company

Summary of Investments by Security Sector^
Consumer Non-cyclical	19.0%
Financial	18.1
Utilities	11.1
Energy	11.0
Communications	8.5
Technology	3.5
Industrial	3.4
Consumer Cyclical	2.8
Basic Materials	0.9
Exchange Traded Funds (ETFs)	20.1
Short-Term Investments	1.6
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Real Assets Fund

Shares/Units	Security	Value
COMMON STOCKS – 82.6%
Canada – 39.3%
2,367,268	First Quantum Minerals Ltd.	$27,150,623
1,437,680	Peyto Exploration & Development Corp.(a)	8,293,677
595,305	Tourmaline Oil Corp.	9,035,677
18,353,993	Turquoise Hill Resources Ltd.*	31,385,328
2,605,024	Whitecap Resources Inc.(a)	9,543,373
	Total Canada	85,408,678
United States – 43.3%
1,480,131	Antero Resources Corp.*	12,817,934
704,031	Centennial Resource Development Inc., Class A Shares*	6,385,561
73,680	Concho Resources Inc.	8,104,800
1,045,510	Covia Holdings Corp.*(a)(b)	4,976,628
32,810	EOG Resources Inc.	3,084,140
403,590	EQT Corp.	7,313,051
1,388,872	Kosmos Energy Ltd.*	8,888,781
2,139,414	Laredo Petroleum Inc.*	7,338,190
396,520	Noble Energy Inc.	8,782,918
1,737,860	Range Resources Corp.	18,595,102
1,727,758	SRC Energy Inc.*	7,947,687
	Total United States	94,234,792
	TOTAL COMMON STOCKS (Cost – $285,581,450)	179,643,470
EXCHANGE TRADED FUND (ETF) – 15.6%
United States – 15.6%
670,691	iShares Core US REIT(a) (Cost – $32,181,372)	33,896,723
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $317,762,822)	213,540,193
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Real Assets Fund (concluded)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 1.8%
TIME DEPOSITS – 1.8%
$1,988,383	Barclays Bank PLC – London, 1.750% due 3/1/19	$1,988,383
	Brown Brothers Harriman – Grand Cayman:
12AUD	0.760% due 3/1/19	9
79CAD	0.820% due 3/1/19	60
2,033,804	Sumitomo Mitsui Banking Corp. – Tokyo, 1.750% due 3/1/19	2,033,804
	TOTAL TIME DEPOSITS (Cost – $4,022,256)	4,022,256
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 5.8%
MONEY MARKET FUND – 5.8%
12,554,680	Federated Government Obligations Fund, Premier Class, 2.363%(c) (Cost – $12,554,680)	12,554,680
	TOTAL INVESTMENTS – 105.8% (Cost – $334,339,758#)	230,117,129
	Liabilities in Excess of Other Assets – (5.8)%	(12,532,089)
	TOTAL NET ASSETS – 100.0%	$217,585,040

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
All or a portion of this security is on loan (See Note 5).

(b)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2019, amounts to approximately $4,976,628 and represents 2.29% of net assets.

(c)
Represents investment of collateral received from securities lending transactions.

#
Aggregate cost for federal income tax purposes is $342,409,792.

Abbreviations used in this schedule:
PLC — Public Limited Company
REIT — Real Estate Investment Trust
Currency Abbreviations used in this schedule: AUD
 —     Australian Dollar

CAD
 —    Canadian Dollar

Summary of Investments by Security Sector^
Energy	50.5%
Basic Materials	27.6
Exchange Traded Fund (ETF)	14.7
Short-Term Investments	1.7
Money Market Fund	5.5
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 24.2%
	20 Times Square Trust:
$491,000	Series 2018-20TS, Class F, 3.100% due 5/15/35(a)(b)	$456,197
491,000	Series 2018-20TS, Class G, 3.100% due 5/15/35(a)(b)	445,480
	Alternative Loan Trust:
9,873,896	Series 2005-7CB, Class 2A2, 2.560% (1-Month USD-LIBOR + 5.050%) due 4/25/35(a)(c)	946,961
9,873,896	Series 2005-7CB, Class 2A5, 2.940% (1-Month USD-LIBOR + 0.450%) due 4/25/35(a)	8,692,370
	Angel Oak Mortgage Trust I LLC:
1,865,953	Series 2018-3, Class A1, 3.649% due 9/25/48(a)(b)	1,867,352
2,034,033	Series 2018-3, Class A2, 3.751% due 9/25/48(a)(b)	2,034,396
1,942,353	Series 2018-3, Class A3, 3.853% due 9/25/48(a)(b)	1,942,703
913,619	Ashford Hospitality Trust, Series 2018-ASHF, Class A, 3.389% (1-Month USD-LIBOR + 0.900%) due 4/15/35(a)(b)	907,326
	Atrium Hotel Portfolio Trust:
991,000	Series 2018-ATRM, Class A, 3.439% (1-Month USD-LIBOR + 0.950%) due 6/15/35(a)(b)	985,408
991,000	Series 2018-ATRM, Class D, 4.789% (1-Month USD-LIBOR + 2.300%) due 6/15/35(a)(b)	988,814
10,703,873	Banc of America Funding Trust, Series 2007-1, Class TA2, 2.620% (1-Month USD-LIBOR + 0.130%) due 1/25/37(a)	9,124,680
	BANK:
12,459,080	Series 2017-BNK4, Class XA, 1.440% due 5/15/50(a)(c)	1,021,997
16,340,812	Series 2018-BN10, Class XA, 0.747% due 2/15/61(a)(c)	869,839
16,228,000	Series 2019-BN16, Class XA, 0.970% due 2/15/52(a)(c)	1,196,400
	BBCMS Mortgage Trust:
178,000	Series 2017-DELC, Class C, 3.689% (1-Month USD-LIBOR + 1.200%) due 8/15/36(a)(b)	176,219
203,000	Series 2017-DELC, Class D, 4.189% (1-Month USD-LIBOR + 1.700%) due 8/15/36(a)(b)	201,727
408,000	Series 2017-DELC, Class E, 4.989% (1-Month USD-LIBOR + 2.500%) due 8/15/36(a)(b)	403,917
407,000	Series 2017-DELC, Class F, 5.989% (1-Month USD-LIBOR + 3.500%) due 8/15/36(a)(b)	402,927
	BBCMS Trust:
124,000	Series 2018-BXH, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 10/15/37(a)(b)	123,069
1,083,000	Series 2018-CBM, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 7/15/37(a)(b)	1,076,209
4,750,915	Bear Stearns ALT-A Trust, Series 2006-1, Class 21A2, 3.838% due 2/25/36(a)	4,108,876
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$200,000	Benchmark, Series 2018-B4, Class A2, 3.976% due 7/15/51	$206,769
	Benchmark Mortgage Trust:
600,000	Series 2018-B5, Class A4, 4.208% due 7/15/51	630,001
35,738,781	Series 2018-B7, Class XA, 0.450% due 5/15/53(a)(c)	1,199,933
35,757,000	Series 2019-B9, Class XA, 1.049% due 3/15/52(a)(c)	2,963,776
997,000	BHMS, Series 2018-ATLS, Class A, 3.739% (1-Month USD-LIBOR + 1.250%) due 7/15/35(a)(b)	995,427
	BX Commercial Mortgage Trust:
984,000	Series 2018-BIOA, Class D, 3.810% (1-Month USD-LIBOR + 1.321%) due 3/15/37(a)(b)	979,060
1,107,671	Series 2018-IND, Class A, 3.239% (1-Month USD-LIBOR + 0.750%) due 11/15/35(a)(b)	1,106,283
	BX Trust:
279,650	Series 2017-SLCT, Class D, 4.539% (1-Month USD-LIBOR + 2.050%) due 7/15/34(a)(b)	279,475
474,300	Series 2017-SLCT, Class E, 5.639% (1-Month USD-LIBOR + 3.150%) due 7/15/34(a)(b)	474,888
117,017	Series 2018-EXCL, Class A, 3.576% (1-Month USD-LIBOR + 1.088%) due 9/15/37(a)(b)	116,356
903,000	Series 2018-GW, Class A, 3.289% (1-Month USD-LIBOR + 0.800%) due 5/15/35(a)(b)	896,206
100,000	Series 2018-GW, Class D, 4.259% (1-Month USD-LIBOR + 1.770%) due 5/15/35(a)(b)	99,936
982,000	Series 2018-MCSF, Class F, 5.135% (1-Month USD-LIBOR + 2.647%) due 4/15/35(a)(b)(d)	979,270
1,145,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class A, 3.559% (1-Month USD-LIBOR + 1.070%) due 12/15/37(a)(b)	1,148,583
	CD Mortgage Trust:
400,000	Series 2017-CD3, Class A4, 3.631% due 2/10/50	405,209
20,224,781	Series 2017-CD4, Class XA, 1.318% due 5/10/50(a)(c)	1,537,188
	CFCRE Commercial Mortgage Trust:
2,023,051	Series 2016-C3, Class XA, 1.049% due 1/10/48(a)(c)	117,475
16,590,249	Series 2017-C8, Class XA, 1.659% due 6/15/50(a)(c)	1,579,818
	Citigroup Commercial Mortgage Trust:
37,732,104	Series 2015-GC35, Class XA, 0.870% due 11/10/48(a)(c)	1,489,011
1,250,000	Series 2016-GC37, Class A4, 3.314% due 4/10/49	1,244,980
6,880,339	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000% due 1/25/68(a)(b)	6,894,681
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	CLNS Trust:
$565,000	Series 2017-IKPR, Class D, 4.567% (1-Month USD-LIBOR + 2.050%) due 6/11/32(a)(b)	$565,348
565,000	Series 2017-IKPR, Class E, 6.017% (1-Month USD-LIBOR + 3.500%) due 6/11/32(a)(b)	567,120
565,000	Series 2017-IKPR, Class F, 7.017% (1-Month USD-LIBOR + 4.500%) due 6/11/32(a)(b)(d)	567,118
	Cold Storage Trust:
887,000	Series 2017-ICE3, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 4/15/36(a)(b)	884,751
1,082,000	Series 2017-ICE3, Class C, 3.839% (1-Month USD-LIBOR + 1.350%) due 4/15/36(a)(b)	1,079,255
	Commercial Mortgage Trust:
258,295,622	Series 2013-CR9, Class XA, 0.121% due 7/10/45(a)(c)	959,310
1,127,000	Series 2016-GCT, Class F, 3.461% due 8/10/29(a)(b)(d)	1,097,343
	Credit Suisse Commercial Mortgage Capital Trust:
713,000	Series 2017-LSTK, Class C, 3.229% due 4/5/33(b)	705,138
848,000	Series 2017-LSTK, Class D, 3.331% due 4/5/33(a)(b)	834,616
1,246,000	Series 2017-LSTK, Class E, 3.331% due 4/5/33(a)(b)(d)	1,218,092
69,653,000	Series 2017-LSTK, Class XACP, 0.570% due 4/5/33(a)(b)(c)	499,558
25,355,000	Series 2017-LSTK, Class XBCP, 0.205% due 4/5/33(a)(b)(c)	75,753
5,100,000	Series 2019-RPL2, Class A1, 4.340% due 7/25/58(b)(e)	5,112,674
2,913,672	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 5A6, 5.500% due 10/25/35	2,461,773
1,090,000	CSWF, Series 2018-TOP, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 8/15/35(a)(b)	1,086,234
920,714	DBGS Mortgage Trust, Series 2018-BIOD, Class A, 3.292% (1-Month USD-LIBOR + 0.803%) due 5/15/35(a)(b)	917,818
	Federal Home Loan Mortgage Corp. (FHLMC)., REMICS:
10,568,966	Series 4223, Class SB, 2.403% (1-Month USD-LIBOR + 5.431%) due 7/15/43(a)	9,113,941
6,436,053	Series 4610, Class LA, 2.500% due 1/15/41	6,290,345
4,070,567	Series 4627, Class Z, 3.000% due 10/15/46	3,595,190
12,263,464	Series 4640, Class VB, 3.000% due 3/15/37	11,776,525
7,721,522	Series 4653, Class Z, 3.000% due 2/15/47	6,790,304
8,189,332	Series 4655, Class CZ, 3.000% due 2/15/47	7,118,574
24,060,220	Series 4664, Class TC, 3.000% due 6/15/41	23,931,570
8,000,000	Series 4749, Class LV, 3.500% due 4/15/38	7,811,535
13,319,989	Series 4745, Class EC, 3.000% due 12/15/44	13,093,572
18,601,517	Series 4750, Class PA, 3.000% due 7/15/46	18,215,106
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	Federal National Mortgage Association (FNMA), REMICS:
$6,118,971	Series 2015-55, Class PD, 2.500% due 3/25/43	$5,909,810
13,557,139	Series 2016-61, Class MZ, 3.000% due 9/25/46	12,150,911
17,981,973	Series 2017-107, Class GA, 3.000% due 8/25/45	17,637,147
31,765,736	Series 2017-12, Class TA, 3.000% due 4/25/42	31,783,191
7,731,019	Series 2017-24, Class LG, 3.000% due 4/25/37	7,303,517
20,608,537	Series 2017-32, Class CA, 3.000% due 10/25/42	20,480,270
21,023,440	Series 2018-33, Class C, 3.000% due 5/25/48	20,459,692
9,384,587	Series 2018-38, Class LA, 3.000% due 6/25/48	9,150,444
	Freddie Mac Multifamily Structured Pass-Through Certificates:
1,750,000	Series K020, Class A2, 2.373% due 5/25/22	1,728,828
1,540,000	Series K062, Class A2, 3.413% due 12/25/26	1,569,623
300,000	Series K078, Class A2, 3.854% due 6/25/51	313,903
	Great Wolf Trust:
272,000	Series 2017-WOLF, Class D, 4.739% (1-Month USD-LIBOR + 2.100%) due 9/15/34(a)(b)	272,167
422,000	Series 2017-WOLF, Class E, 5.739% (1-Month USD-LIBOR + 3.100%) due 9/15/34(a)(b)	422,522
225,000	Series 2017-WOLF, Class F, 6.709% (1-Month USD-LIBOR + 4.070%) due 9/15/34(a)(b)	225,560
	GS Mortgage Securities Corp. Trust:
1,093,000	Series 2018-3PCK, Class A, 3.939% (1-Month USD-LIBOR + 1.450%) due 9/15/31(a)(b)	1,094,611
1,133,000	Series 2018-FBLU, Class F, 5.739% (1-Month USD-LIBOR + 3.250%) due 11/15/35(a)(b)	1,132,276
400,000	Series 2018-TWR, Class A, 3.389% (1-Month USD-LIBOR + 0.900%) due 7/15/31(a)(b)	399,620
400,000	Series 2018-TWR, Class D, 4.089% (1-Month USD-LIBOR + 1.600%) due 7/15/31(a)(b)	396,501
400,000	Series 2018-TWR, Class E, 4.589% (1-Month USD-LIBOR + 2.100%) due 7/15/31(a)(b)	394,158
400,000	Series 2018-TWR, Class F, 5.289% (1-Month USD-LIBOR + 2.800%) due 7/15/31(a)(b)	393,459
400,000	Series 2018-TWR, Class G, 6.413% (1-Month USD-LIBOR + 3.925%) due 7/15/31(a)(b)	393,215
	GS Mortgage Securities Trust:
896,614	Series 2012-GC6, Class A3, 3.482% due 1/10/45	904,717
10,533,087	Series 2017-GS7, Class XA, 1.135% due 8/10/50(a)(c)	762,927
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$9,350,030	HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 2.630% (1-Month USD-LIBOR + 0.150%) due 1/25/47(a)	$8,971,014
	JPMorgan Chase Commercial Mortgage Securities Corp.:
214,000	Series 2017-FL10, Class B, 3.489% (1-Month USD-LIBOR + 1.000%) due 6/15/32(a)(b)	213,390
161,000	Series 2017-FL10, Class C, 3.739% (1-Month USD-LIBOR + 1.250%) due 6/15/32(a)(b)	161,191
523,000	Series 2017-FL10, Class D, 4.389% (1-Month USD-LIBOR + 1.900%) due 6/15/32(a)(b)	517,513
	JPMorgan Chase Commercial Mortgage Securities Trust:
835,773	Series 2012-C8, Class A3, 2.829% due 10/15/45	830,510
996,000	Series 2018-LAQ, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 6/15/32(a)(b)	991,936
	JPMorgan Mortgage Trust:
5,090,500	Series 2006-S1, Class 2A9, 6.500% due 4/25/36	5,425,578
9,498,316	Series 2006-S4, Class A7, 6.000% due 1/25/37	6,680,096
3,908,680	Series 2018-7FRB, Class A2, 3.260% (1-Month USD-LIBOR + 0.750%) due 4/25/46(a)(b)	3,902,195
	JPMBB Commercial Mortgage Securities Trust:
1,667,000	Series 2015-C27, Class C, 4.343% due 2/15/48(a)	1,667,686
1,906,000	Series 2015-C28, Class C, 4.220% due 10/15/48(a)	1,884,253
9,218,870	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1, Class AF1, 5.750% due 8/25/36	6,265,469
1,817,000	Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.316% due 9/12/42(a)(b)	1,852,873
1,082,000	Monarch Beach Resort Trust, Series 2018-MBR, Class A, 3.409% (1-Month USD-LIBOR + 0.920%) due 7/15/35(a)(b)	1,076,906
	Morgan Stanley Bank of America Merrill Lynch Trust:
435,178	Series 2014-C15, Class A3, 3.773% due 4/15/47	444,358
2,000,000	Series 2014-C17, Class C, 4.457% due 8/15/47(a)	2,002,983
26,375,737	Series 2014-C19, Class XA, 1.096% due 12/15/47(a)(c)	938,080
852,000	Series 2016-C31, Class C, 4.317% due 11/15/49(a)	844,144
	Morgan Stanley Capital I Trust:
1,964,000	Series 2011-C1, Class D, 5.375% due 9/15/47(a)(b)	2,036,425
18,039,003	Series 2016-UB11, Class XA, 1.639% due 8/15/49(a)(c)	1,497,089
14,537,881	Series 2016-UB12, Class XA, 0.799% due 12/15/49(a)(c)	620,209
1,083,000	Series 2018-SUN, Class A, 3.389% (1-Month USD-LIBOR + 0.900%) due 7/15/35(a)(b)	1,072,162
909,694	Motel 6 Trust, Series 2017-MTL6, Class A, 3.409% (1-Month USD-LIBOR + 0.920%) due 8/15/34(a)(b)	905,415
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$1,122,000	MSCG Trust, Series 2018-SELF, Class A, 3.389% (1-Month USD-LIBOR + 0.900%) due 10/15/37(a)(b)	$1,118,493
997,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.459% (1-Month USD-LIBOR + 0.950%) due 6/15/35(a)(b)	984,460
1,667,000	PFP Ltd., Series 2017-3, Class C, 4.989% (1-Month USD-LIBOR + 2.500%) due 1/14/35(a)(b)	1,667,100
9,960,187	PRPM LLC, Series 2019-1A, Class A1, step bond to yield, 4.500% due 1/25/24(b)	10,008,751
	RALI Series Trust:
2,651,173	Series 2005-QS13, Class 1A3, 5.500% due 9/25/35	2,442,293
25,058,173	Series 2007-QH5, Class AII, 2.720% (1-Month USD-LIBOR + 0.230%) due 6/25/37(a)	13,742,128
	Rosslyn Portfolio Trust:
429,000	Series 2017-ROSS, Class A, 3.459% (1-Month USD-LIBOR + 0.950%) due 6/15/33(a)(b)	428,597
429,000	Series 2017-ROSS, Class B, 3.759% (1-Month USD-LIBOR + 1.250%) due 6/15/33(a)(b)	427,390
	UBS Commercial Mortgage Trust:
5,825,492	Series 2017-C1, Class XA, 1.594% due 6/15/50(a)(c)	556,329
979,000	Series 2018-C8, Class C, 4.704% due 2/15/51(a)	986,510
4,934,645	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class XA, 0.965% due 3/10/46(a)(b)(c)	155,725
1,686,000	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class D, 6.051% due 1/10/45(a)(b)	1,780,728
	Wells Fargo Commercial Mortgage Trust:
295,000	Series 2010-C1, Class C, 5.597% due 11/15/43(a)(b)	303,157
1,356,000	Series 2015-C27, Class C, 3.894% due 2/15/48	1,299,446
275,000	Series 2015-C31, Class A4, 3.695% due 11/15/48	279,920
1,000,000	Series 2015-LC20, Class A3, 3.086% due 4/15/50	1,000,541
2,581,000	Series 2015-NXS4, Class E, 3.598% due 12/15/48(a)(b)(d)	2,145,515
17,466,873	Series 2016-C33, Class XA, 1.770% due 3/15/59(a)(c)	1,491,409
10,997,638	Series 2016-NXS6, Class XA, 1.640% due 11/15/49(a)(c)	901,959
10,404,022	Series 2017-C38, Class XA, 1.074% due 7/15/50(a)(c)	690,188
1,200,000	Series 2017-C42, Class A4, 3.589% due 12/15/50	1,200,216
1,505,000	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.440% due 4/15/45	1,520,234
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $430,448,352)	420,897,388
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
U.S. GOVERNMENT AGENCIES & OBLIGATIONS – 22.2%
U.S. GOVERNMENT OBLIGATIONS – 21.7%
	U.S. Treasury Bonds:
$1,000,000	5.250% due 11/15/28	$1,213,984
3,500,000	6.250% due 5/15/30	4,673,457
1,800,000	5.375% due 2/15/31	2,276,297
2,800,000	4.500% due 5/15/38	3,465,000
1,500,000	4.375% due 11/15/39	1,826,426
3,500,000	3.875% due 8/15/40	3,983,984
3,000,000	4.375% due 5/15/41	3,658,477
2,500,000	3.125% due 11/15/41	2,534,180
3,500,000	2.750% due 8/15/42	3,315,840
1,000,000	2.750% due 11/15/42	946,172
9,100,000	3.125% due 2/15/43	9,185,312
300,000	3.750% due 11/15/43	335,109
3,500,000	3.125% due 8/15/44	3,526,523
3,000,000	2.875% due 8/15/45	2,887,266
1,000,000	2.500% due 2/15/46	891,719
2,500,000	2.500% due 5/15/46	2,227,637
700,000	2.875% due 11/15/46	672,848
3,500,000	3.000% due 2/15/47	3,449,277
1,000,000	3.000% due 5/15/47	984,219
9,100,000	2.750% due 8/15/47	8,513,121
1,000,000	2.750% due 11/15/47	934,805
14,600,000	3.000% due 2/15/48	14,345,641
1,000,000	3.000% due 8/15/48	982,773
	U.S. Treasury Notes:
4,000,000	3.500% due 5/15/20	4,043,906
3,500,000	1.375% due 5/31/20	3,449,141
2,500,000	1.500% due 6/15/20	2,466,406
4,000,000	1.625% due 6/30/20	3,950,469
3,000,000	1.500% due 7/15/20	2,956,992
3,000,000	2.625% due 8/15/20	3,002,344
6,000,000	1.375% due 9/30/20	5,889,375
8,000,000	1.625% due 10/15/20	7,880,938
4,000,000	1.875% due 12/15/20	3,952,812
2,000,000	1.750% due 12/31/20	1,971,406
5,000,000	2.000% due 1/15/21	4,950,000
9,000,000	2.125% due 1/31/21	8,929,687
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
U.S. GOVERNMENT AGENCIES & OBLIGATIONS – (continued)
U.S. GOVERNMENT OBLIGATIONS – (continued)
$2,000,000	2.250% due 3/31/21	$1,988,516
3,500,000	1.125% due 6/30/21	3,391,719
12,000,000	2.125% due 6/30/21	11,894,531
1,000,000	2.875% due 10/15/21	1,009,102
4,000,000	1.875% due 1/31/22	3,929,062
500,000	1.750% due 2/28/22	489,219
6,000,000	1.875% due 3/31/22	5,891,016
800,000	1.750% due 4/30/22	781,906
5,500,000	1.875% due 7/31/22	5,386,562
1,500,000	1.625% due 8/15/22	1,455,937
17,400,000	1.625% due 8/31/22	16,885,477
10,000,000	1.875% due 9/30/22	9,783,594
4,000,000	1.875% due 10/31/22	3,910,625
6,000,000	1.750% due 1/31/23	5,828,203
11,300,000	2.375% due 1/31/23	11,239,527
5,000,000	1.500% due 3/31/23	4,802,930
5,000,000	1.625% due 5/31/23	4,819,727
6,000,000	1.375% due 8/31/23	5,707,734
2,500,000	1.625% due 10/31/23	2,401,270
9,000,000	2.250% due 12/31/23	8,885,039
5,000,000	2.750% due 2/15/24	5,049,805
18,600,000	2.125% due 2/29/24	18,239,625
9,500,000	2.125% due 3/31/24	9,311,484
2,000,000	2.500% due 5/15/24	1,995,000
900,000	2.000% due 5/31/24	875,848
4,000,000	2.000% due 6/30/24	3,889,375
1,000,000	1.875% due 8/31/24	965,234
400,000	2.125% due 9/30/24	390,781
4,000,000	2.250% due 11/15/24	3,930,469
4,000,000	2.125% due 11/30/24	3,903,594
2,400,000	2.250% due 12/31/24	2,357,063
1,000,000	2.000% due 8/15/25	963,867
2,000,000	2.750% due 8/31/25	2,016,328
17,400,000	2.250% due 11/15/25	17,003,062
5,000,000	1.625% due 2/15/26	4,681,445
15,650,000	1.625% due 5/15/26	14,616,856
12,000,000	2.250% due 2/15/27	11,646,094
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
U.S. GOVERNMENT AGENCIES & OBLIGATIONS – (continued)
U.S. GOVERNMENT OBLIGATIONS – (continued)
$400,000	2.375% due 5/15/27	$391,406
2,000,000	2.250% due 8/15/27	1,934,609
29,800,000	2.250% due 11/15/27	28,770,969
1,500,000	3.125% due 11/15/28	1,551,211
1,400,000	2.625% due 2/15/29	1,388,406
	TOTAL U.S. GOVERNMENT OBLIGATIONS	376,627,770
U.S. GOVERNMENT AGENCIES – 0.5%
	Federal Home Loan Banks (FHLB):
1,000,000	1.375% due 2/18/21	978,030
2,000,000	3.625% due 6/11/21	2,045,594
555,000	3.125% due 6/13/25	567,080
130,000	3.250% due 11/16/28	132,635
	Federal Home Loan Mortgage Corp. (FHLMC):
1,645,000	2.375% due 1/13/22	1,637,882
1,300,000	6.250% due 7/15/32	1,729,211
	Federal National Mortgage Association (FNMA):
350,000	2.625% due 1/11/22	350,723
1,000,000	1.875% due 4/5/22	980,129
	TOTAL U.S. GOVERNMENT AGENCIES	8,421,284
	TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost – $386,804,659)	385,049,054
CORPORATE BONDS & NOTES – 19.4%
Basic Materials – 0.9%
350,000	Air Products & Chemicals Inc., Senior Unsecured Notes, 3.000% due 11/3/21	351,310
	AK Steel Corp., Company Guaranteed Notes:
70,000	7.625% due 10/1/21	70,525
80,000	6.375% due 10/15/25	66,400
200,000	Alcoa Nederland Holding BV, Company Guaranteed Notes, 6.125% due 5/15/28(b)	204,750
25,000	ArcelorMittal, Senior Unsecured Notes, 7.000% due 10/15/39	27,432
400,000	Ashland LLC, Company Guaranteed Notes, 4.750% due 8/15/22	411,000
100,000	Barrick North America Finance LLC, Company Guaranteed Notes, 5.750% due 5/1/43	110,869
350,000	BHP Billiton Finance USA Ltd., Company Guaranteed Notes, 4.125% due 2/24/42	354,167
200,000	Braskem Finance Ltd., Company Guaranteed Notes, 6.450% due 2/3/24	216,842
300,000	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	306,750
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Basic Materials – (continued)
$600,000	CSN Islands XII Corp., Company Guaranteed Notes, 7.000%(f)	$523,500
400,000	CSN Resources SA, Company Guaranteed Notes, 7.625% due 2/13/23	401,500
	Dow Chemical Co., Senior Unsecured Notes:
100,000	4.250% due 11/15/20	101,623
250,000	4.625% due 10/1/44	231,010
730,000	DowDuPont Inc., Senior Unsecured Notes, 5.419% due 11/15/48	781,706
150,000	Eastman Chemical Co., Senior Unsecured Notes, 3.800% due 3/15/25	148,889
	Freeport-McMoRan Inc., Company Guaranteed Notes:
950,000	5.400% due 11/14/34	866,875
500,000	5.450% due 3/15/43	438,750
1,000,000	Fresnillo PLC, Senior Unsecured Notes, 5.500% due 11/13/23	1,047,750
560,000	Georgia-Pacific LLC, Senior Unsecured Notes, 3.600% due 3/1/25(b)	563,397
	Hexion Inc., Senior Secured Notes:
70,000	6.625% due 4/15/20	59,675
30,000	10.375% due 2/1/22(b)	25,425
	International Paper Co., Senior Unsecured Notes:
500,000	3.000% due 2/15/27	467,202
100,000	4.400% due 8/15/47	89,480
200,000	Inversiones CMPC SA, Company Guaranteed Notes, 4.750% due 9/15/24	204,239
500,000	LYB International Finance II BV, Company Guaranteed Notes, 3.500% due 3/2/27	467,337
400,000	Mexichem SAB de CV, Company Guaranteed Notes, 5.875% due 9/17/44	386,860
840,000	Mosaic Co., Senior Unsecured Notes, 4.050% due 11/15/27	820,883
200,000	Nexa Resources SA, Company Guaranteed Notes, 5.375% due 5/4/27	203,380
250,000	Nutrien Ltd., Senior Unsecured Notes, 6.125% due 1/15/41	276,861
200,000	Rio Tinto Finance USA Ltd., Company Guaranteed Notes, 5.200% due 11/2/40	229,621
90,000	Schweitzer-Mauduit International Inc., Company Guaranteed Notes, 6.875% due 10/1/26(b)	88,425
	Sherwin-Williams Co., Senior Unsecured Notes:
250,000	2.250% due 5/15/20	247,517
100,000	4.500% due 6/1/47	93,386
200,000	Sociedad Quimica y Minera de Chile SA, Senior Unsecured Notes, 4.375% due 1/28/25	198,750
	Southern Copper Corp., Senior Unsecured Notes:
125,000	3.875% due 4/23/25	124,392
125,000	6.750% due 4/16/40	145,311
700,000	Syngenta Finance NV, Company Guaranteed Notes, 5.676% due 4/24/48	625,315
1,100,000	UPL Corp., Ltd, Senior Unsecured Notes, 3.250% due 10/13/21	1,071,298
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Basic Materials – (continued)
$250,000	Vale Overseas Ltd., Company Guaranteed Notes, 6.250% due 8/10/26	$265,313
	Vedanta Resources PLC, Senior Unsecured Notes:
200,000	7.125% due 5/31/23	190,250
1,200,000	6.125% due 8/9/24	1,049,920
250,000	Westlake Chemical Corp., Company Guaranteed Notes, 5.000% due 8/15/46	232,737
	Total Basic Materials	14,788,622
Communications – 2.0%
	21st Century Fox America Inc., Company Guaranteed Notes:
250,000	3.375% due 11/15/26	248,225
250,000	4.750% due 11/15/46	270,889
200,000	Alibaba Group Holding Ltd., Senior Unsecured Notes, 4.000% due 12/6/37	188,535
255,000	Altice France SA, Senior Secured Notes, 7.375% due 5/1/26(b)	250,759
	Amazon.com Inc., Senior Unsecured Notes:
845,000	2.800% due 8/22/24	838,435
635,000	3.800% due 12/5/24	661,728
250,000	3.150% due 8/22/27	246,382
250,000	4.050% due 8/22/47	250,888
250,000	America Movil SAB de CV, Senior Unsecured Notes, 4.375% due 7/16/42	251,342
	AT&T Inc., Senior Unsecured Notes:
500,000	2.450% due 6/30/20	496,449
500,000	3.200% due 3/1/22	499,647
250,000	3.800% due 3/1/24	252,399
840,000	3.400% due 5/15/25	818,370
250,000	4.250% due 3/1/27	250,619
100,000	4.300% due 2/15/30	98,104
250,000	5.250% due 3/1/37	252,421
250,000	5.350% due 9/1/40	250,801
200,000	4.500% due 3/9/48	179,027
500,000	5.700% due 3/1/57	510,467
1,500,000	Axiata SPV2 Bhd, Senior Unsecured Notes, 3.466% due 11/19/20	1,500,363
600,000	Bharti Airtel International Netherlands BV, Company Guaranteed Notes, 5.125% due 3/11/23	605,480
1,200,000	Bharti Airtel Ltd., Senior Unsecured Notes, 4.375% due 6/10/25	1,118,988
	C&W Senior Financing DAC, Senior Unsecured Notes:
600,000	7.500% due 10/15/26(b)	612,030
1,600,000	6.875% due 9/15/27	1,568,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
	CBS Corp., Company Guaranteed Notes:
$100,000	3.375% due 3/1/22	$99,660
100,000	5.900% due 10/15/40	106,198
	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
420,000	5.750% due 2/15/26(b)	435,242
125,000	5.000% due 2/1/28(b)	120,312
105,000	Cengage Learning Inc., Senior Unsecured Notes, 9.500% due 6/15/24(b)	87,412
	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
490,000	4.464% due 7/23/22	502,601
250,000	4.908% due 7/23/25	258,979
250,000	6.484% due 10/23/45	268,895
230,000	Cincinnati Bell Inc., Company Guaranteed Notes, 7.000% due 7/15/24(b)	208,150
	Cisco Systems Inc., Senior Unsecured Notes:
500,000	2.200% due 9/20/23	487,069
100,000	3.625% due 3/4/24	103,524
65,000	Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes, 9.250% due 2/15/24(b)	68,169
200,000	Colombia Telecomunicaciones SA ESP, Junior Subordinated Notes, 8.500% (5-Year USD Swap Rate + 6.958%) (a)(f)	207,400
	Comcast Corp., Company Guaranteed Notes:
250,000	3.000% due 2/1/24	247,416
250,000	3.300% due 2/1/27	244,533
500,000	4.150% due 10/15/28	515,006
150,000	4.400% due 8/15/35	151,735
400,000	3.400% due 7/15/46	336,726
870,000	4.700% due 10/15/48	905,785
100,000	3.999% due 11/1/49	92,867
	CommScope Finance LLC, Senior Secured Notes:
125,000	5.500% due 3/1/24(b)	127,187
100,000	6.000% due 3/1/26(b)	102,375
500,000	Comunicaciones Celulares SA Via Comcel Trust, Senior Unsecured Notes, 6.875% due 2/6/24	517,500
	CSC Holdings LLC:
215,000	Senior Secured Notes, 5.375% due 7/15/23(b)	220,956
125,000	Senior Unsecured Notes, 5.250% due 6/1/24	124,957
500,000	Digicel Group Two Ltd., Senior Unsecured Notes, 9.125% (7.125% cash and 2.000% PIK) due 4/1/24(b)(g)	162,500
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
	Discovery Communications LLC, Company Guaranteed Notes:
$200,000	2.950% due 3/20/23	$193,811
400,000	3.800% due 3/13/24	395,724
80,000	DISH DBS Corp., Company Guaranteed Notes, 5.875% due 11/15/24	67,376
100,000	eBay Inc., Senior Unsecured Notes, 4.000% due 7/15/42	80,115
130,000	Embarq Corp., Senior Unsecured Notes, 7.995% due 6/1/36	125,450
800,000	Empresa Nacional de Telecomunicaciones SA, Senior Unsecured Notes, 4.750% due 8/1/26	789,808
1,135,000	Expedia Group Inc., Company Guaranteed Notes, 3.800% due 2/15/28	1,073,117
	Frontier Communications Corp.:
65,000	Secured Notes, 8.500% due 4/1/26(b)	60,450
45,000	Senior Unsecured Notes, 8.500% due 4/15/20	42,272
	Gray Television Inc.:
65,000	Company Guaranteed Notes, 5.125% due 10/15/24(b)	64,756
70,000	Senior Unsecured Notes, 7.000% due 5/15/27(b)	74,025
250,000	Grupo Televisa SAB, Senior Unsecured Notes, 4.625% due 1/30/26	250,232
260,000	GTT Communications Inc., Company Guaranteed Notes, 7.875% due 12/31/24(b)(h)	224,250
	Intelsat Jackson Holdings SA, Company Guaranteed Notes:
65,000	5.500% due 8/1/23	59,637
75,000	8.500% due 10/15/24(b)	75,728
160,000	Iridium Communications Inc., Senior Unsecured Notes, 10.250% due 4/15/23(b)	175,800
210,000	Level 3 Financing Inc., Company Guaranteed Notes, 5.375% due 1/15/24	211,312
195,000	Match Group Inc., Senior Unsecured Notes, 5.000% due 12/15/27(b)	192,861
	Millicom International Cellular SA, Senior Unsecured Notes:
400,000	6.000% due 3/15/25	406,500
200,000	6.625% due 10/15/26(b)	207,450
600,000	5.125% due 1/15/28	574,500
140,000	Netflix Inc., Senior Unsecured Notes, 5.875% due 2/15/25	148,400
100,000	Omnicom Group Inc./Omnicom Capital Inc., Senior Unsecured Notes, 3.600% due 4/15/26	96,478
130,000	Radiate Holdco LLC/Radiate Finance Inc., Senior Unsecured Notes, 6.875% due 2/15/23(b)	126,100
100,000	Rogers Communications Inc., Company Guaranteed Notes, 5.000% due 3/15/44	105,771
600,000	SingTel Group Treasury Pte Ltd., Company Guaranteed Notes, 4.500% due 9/8/21	619,016
140,000	Sirius XM Radio Inc., Company Guaranteed Notes, 5.375% due 7/15/26(b)	140,350
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$150,000	Sprint Capital Corp., Company Guaranteed Notes, 6.875% due 11/15/28	$148,031
350,000	Sprint Corp., Company Guaranteed Notes, 7.125% due 6/15/24	361,631
600,000	Telefonica Chile SA, Senior Unsecured Notes, 3.875% due 10/12/22	603,695
	Telefonica Emisiones SA, Company Guaranteed Notes:
250,000	4.103% due 3/8/27	245,857
200,000	5.213% due 3/8/47	191,580
180,000	Telesat Canada/Telesat LLC, Company Guaranteed Notes, 8.875% due 11/15/24(b)	193,500
300,000	TELUS Corp., Senior Unsecured Notes, 3.700% due 9/15/27	293,325
	Time Warner Cable LLC, Senior Secured Notes:
350,000	4.000% due 9/1/21	353,431
150,000	7.300% due 7/1/38	169,287
250,000	4.500% due 9/15/42	209,996
215,000	T-Mobile USA Inc., Company Guaranteed Notes, 4.500% due 2/1/26	212,044
170,000	Uber Technologies Inc., Senior Unsecured Notes, 8.000% due 11/1/26(b)	177,650
45,000	Univision Communications Inc., Senior Secured Notes, 5.125% due 5/15/23(b)	40,838
	Verizon Communications Inc., Senior Unsecured Notes:
250,000	4.125% due 3/16/27	255,938
493,000	4.329% due 9/21/28	510,151
530,000	4.016% due 12/3/29(b)	529,402
285,000	4.272% due 1/15/36	279,233
500,000	5.250% due 3/16/37	544,346
700,000	5.012% due 4/15/49	732,714
75,000	4.672% due 3/15/55	73,068
200,000	Viacom Inc., Senior Unsecured Notes, 5.850% due 9/1/43	208,463
	Vodafone Group PLC, Senior Unsecured Notes:
350,000	4.375% due 5/30/28	346,911
250,000	4.375% due 2/19/43	214,438
	VTR Finance BV, Senior Secured Notes:
543,000	6.875% due 1/15/24	557,933
270,000	6.875% due 1/15/24(b)	277,425
	Walt Disney Co., Senior Unsecured Notes:
500,000	1.950% due 3/4/20	496,453
500,000	2.450% due 3/4/22	494,257
125,000	3.150% due 9/17/25	125,568
	Warner Media LLC, Company Guaranteed Notes:
300,000	3.800% due 2/15/27	291,738
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$250,000	4.850% due 7/15/45	$235,807
	Total Communications	34,879,501
Consumer Cyclical – 1.1%
475,000	1011778 BC ULC/New Red Finance Inc., Secured Notes, 5.000% due 10/15/25(b)	460,631
145,000	American Axle & Manufacturing Inc., Company Guaranteed Notes, 6.250% due 3/15/26	141,708
500,000	American Honda Finance Corp., Senior Unsecured Notes, 2.900% due 2/16/24	492,800
380,000	Aramark Services Inc., Company Guaranteed Notes, 5.000% due 4/1/25(b)	386,650
365,000	Beacon Roofing Supply Inc., Company Guaranteed Notes, 4.875% due 11/1/25(b)	339,792
320,000	Boyne USA Inc., Secured Notes, 7.250% due 5/1/25(b)	342,400
215,000	Caesars Resort Collection LLC/CRC Finco Inc., Company Guaranteed Notes, 5.250% due 10/15/25(b)	203,981
300,000	Cintas Corp. No 2, Company Guaranteed Notes, 2.900% due 4/1/22	298,779
70,000	Constellation Merger Sub Inc., Senior Unsecured Notes, 8.500% due 9/15/25(b)	67,025
235,000	Dana Financing Luxembourg SARL, Company Guaranteed Notes, 5.750% due 4/15/25(b)	233,531
	Delta Air Lines Inc., Senior Unsecured Notes:
300,000	2.875% due 3/13/20	299,702
705,000	3.625% due 3/15/22	702,609
575,000	Dollar Tree Inc., Senior Unsecured Notes, 4.000% due 5/15/25	564,554
180,000	Eldorado Resorts Inc., Company Guaranteed Notes, 6.000% due 4/1/25	182,925
250,000	Ford Motor Co., Senior Unsecured Notes, 5.291% due 12/8/46	201,517
500,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.810% due 1/9/24	465,738
	General Motors Co., Senior Unsecured Notes:
205,000	3.539% (3-Month USD-LIBOR + 0.800%) due 8/7/20(a)	204,071
100,000	6.750% due 4/1/46	102,934
	General Motors Financial Co., Inc., Company Guaranteed Notes:
500,000	3.450% due 1/14/22	498,641
810,000	3.785% (3-Month USD-LIBOR + 0.990%) due 1/5/23(a)	779,179
415,000	3.950% due 4/13/24	403,535
500,000	4.350% due 1/17/27	474,399
1,500,000	Gohl Capital Ltd., Company Guaranteed Notes, 4.250% due 1/24/27	1,448,114
225,000	Golden Nugget Inc., Senior Unsecured Notes, 6.750% due 10/15/24(b)	226,125
540,000	Hasbro Inc., Senior Unsecured Notes, 3.500% due 9/15/27	500,465
275,000	Hilton Domestic Operating Co., Inc., Company Guaranteed Notes, 4.250% due 9/1/24	270,875
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
	Home Depot Inc., Senior Unsecured Notes:
$250,000	2.625% due 6/1/22	$248,584
250,000	2.125% due 9/15/26	231,144
250,000	3.500% due 9/15/56	220,353
240,000	IRB Holding Corp., Company Guaranteed Notes, 6.750% due 2/15/26(b)	226,800
120,000	KAR Auction Services Inc., Company Guaranteed Notes, 5.125% due 6/1/25(b)	116,700
	Latam Finance Ltd., Company Guaranteed Notes:
400,000	6.875% due 4/11/24	405,416
600,000	7.000% due 3/1/26(b)	602,250
120,000	Live Nation Entertainment Inc., Company Guaranteed Notes, 5.625% due 3/15/26(b)	122,700
250,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 3.700% due 4/15/46	211,364
440,000	LTF Merger Sub Inc., Company Guaranteed Notes, 8.500% due 6/15/23(b)	449,900
18,000	Macy’s Retail Holdings Inc., Company Guaranteed Notes, 4.500% due 12/15/34	14,725
70,000	Marriott Ownership Resorts Inc., Company Guaranteed Notes, 6.500% due 9/15/26(b)	72,275
	McDonald’s Corp., Senior Unsecured Notes:
250,000	3.500% due 3/1/27	246,768
75,000	4.875% due 12/9/45	77,245
250,000	4.450% due 3/1/47	243,820
351,000	NCL Corp., Ltd, Senior Unsecured Notes, 4.750% due 12/15/21(b)	357,027
97,000	Newell Brands Inc., Senior Unsecured Notes, 5.375% due 4/1/36	86,072
300,000	Nordstrom Inc., Senior Unsecured Notes, 4.000% due 3/15/27	286,667
150,000	Penn National Gaming Inc., Senior Unsecured Notes, 5.625% due 1/15/27(b)	143,343
	PetSmart Inc.:
145,000	Company Guaranteed Notes, 7.125% due 3/15/23(b)	98,237
35,000	Senior Secured Notes, 5.875% due 6/1/25(b)	27,825
400,000	SACI Falabella, Senior Unsecured Notes, 3.750% due 4/30/23	400,987
180,000	Scientific Games International Inc., Senior Secured Notes, 5.000% due 10/15/25(b)	174,375
190,000	Six Flags Entertainment Corp., Company Guaranteed Notes, 4.875% due 7/31/24(b)	187,150
125,000	Stars Group Holdings BV/Stars Group US Co.-Borrower LLC, Company Guaranteed Notes, 7.000% due 7/15/26(b)	127,914
225,000	Superior Plus LP/Superior General Partner Inc., Senior Unsecured Notes, 7.000% due 7/15/26(b)	225,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
	Target Corp., Senior Unsecured Notes:
$100,000	2.900% due 1/15/22	$100,702
125,000	3.500% due 7/1/24	128,235
100,000	3.900% due 11/15/47	94,284
210,000	Tempur Sealy International Inc., Company Guaranteed Notes, 5.500% due 6/15/26	209,475
750,000	Toyota Motor Corp., Senior Unsecured Notes, 3.419% due 7/20/23	758,760
215,000	Viking Cruises Ltd., Company Guaranteed Notes, 5.875% due 9/15/27(b)	207,417
500,000	Walgreens Boots Alliance Inc., Senior Unsecured Notes, 3.450% due 6/1/26	478,765
	Walmart Inc., Senior Unsecured Notes:
150,000	3.125% due 6/23/21	151,416
250,000	2.550% due 4/11/23	247,711
250,000	3.300% due 4/22/24	254,343
250,000	4.300% due 4/22/44	260,383
250,000	4.050% due 6/29/48	252,338
5,000	William Carter Co., Senior Unsecured Notes, 5.625% due 3/15/27(b)(e)	5,000
100,000	WW Grainger Inc., Senior Unsecured Notes, 4.200% due 5/15/47	96,650
	Total Consumer Cyclical	19,142,800
Consumer Non-cyclical – 3.0%
	Abbott Laboratories, Senior Unsecured Notes:
140,000	3.750% due 11/30/26	141,865
250,000	4.900% due 11/30/46	274,154
	AbbVie Inc., Senior Unsecured Notes:
520,000	3.200% due 11/6/22	517,165
350,000	2.850% due 5/14/23	340,670
475,000	4.450% due 5/14/46	417,253
	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes:
200,000	3.500% due 7/29/20	198,451
400,000	3.950% due 1/19/22	395,750
150,000	Adecoagro SA, Senior Unsecured Notes, 6.000% due 9/21/27	137,625
100,000	Aetna Inc., Senior Unsecured Notes, 3.875% due 8/15/47	82,606
65,000	Air Medical Group Holdings Inc., Senior Unsecured Notes, 6.375% due 5/15/23(b)	55,250
	Albertsons Cos LLC/Safeway Inc./New Albertsons LP/Albertson’s LLC, Company Guaranteed Notes:
150,000	5.750% due 3/15/25	142,875
95,000	7.500% due 3/15/26(b)	97,850
100,000	Allergan Finance LLC, Company Guaranteed Notes, 3.250% due 10/1/22	98,648
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
	Allergan Funding SCS, Company Guaranteed Notes:
$290,000	3.850% due 6/15/24	$289,062
925,000	3.800% due 3/15/25	913,483
100,000	4.550% due 3/15/35	93,293
84,000	4.750% due 3/15/45	77,540
	Altria Group Inc., Company Guaranteed Notes:
250,000	4.800% due 2/14/29	249,505
250,000	3.875% due 9/16/46	189,461
555,000	5.950% due 2/14/49	553,659
	Amgen Inc., Senior Unsecured Notes:
500,000	2.600% due 8/19/26	462,574
150,000	4.950% due 10/1/41	152,631
50,000	4.663% due 6/15/51	47,837
	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
63,000	3.650% due 2/1/26(b)	62,152
450,000	4.700% due 2/1/36(b)	435,556
300,000	Anheuser-Busch InBev Finance Inc., Company Guaranteed Notes, 3.300% due 2/1/23	301,779
	Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
200,000	4.000% due 4/13/28	198,630
350,000	4.950% due 1/15/42	341,646
200,000	3.750% due 7/15/42	165,385
150,000	4.600% due 4/15/48	138,252
770,000	5.550% due 1/23/49	808,742
	Anthem Inc., Senior Unsecured Notes:
1,055,000	3.300% due 1/15/23	1,056,871
100,000	4.650% due 1/15/43	99,890
200,000	4.375% due 12/1/47	191,682
	AstraZeneca PLC, Senior Unsecured Notes:
575,000	2.375% due 6/12/22	560,629
350,000	3.375% due 11/16/25	344,086
100,000	4.375% due 11/16/45	96,880
190,000	Avantor Inc., Senior Unsecured Notes, 9.000% due 10/1/25(b)	203,775
235,000	B&G Foods Inc., Company Guaranteed Notes, 5.250% due 4/1/25	224,846
100,000	BAT Capital Corp., Company Guaranteed Notes, 3.222% due 8/15/24	96,286
430,000	Bausch Health Americas Inc., Company Guaranteed Notes, 8.500% due 1/31/27(b)	445,319
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
	Bausch Health Cos., Inc., Senior Secured Notes:
$65,000	7.000% due 3/15/24(b)	$68,494
110,000	5.750% due 8/15/27(b)	110,962
	Becton Dickinson & Co., Senior Unsecured Notes:
1,135,000	2.894% due 6/6/22	1,122,399
200,000	3.363% due 6/6/24	196,788
250,000	3.700% due 6/6/27	242,182
100,000	Biogen Inc., Senior Unsecured Notes, 5.200% due 9/15/45	104,914
350,000	Boston Scientific Corp., Senior Unsecured Notes, 4.000% due 3/1/28	351,752
250,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 3.250% due 2/27/27	241,943
250,000	Campbell Soup Co., Senior Unsecured Notes, 3.950% due 3/15/25	244,557
	Cardinal Health Inc., Senior Unsecured Notes:
1,140,000	3.410% due 6/15/27	1,065,638
250,000	4.368% due 6/15/47	215,826
	Celgene Corp., Senior Unsecured Notes:
100,000	2.750% due 2/15/23	97,519
500,000	3.875% due 8/15/25	500,957
100,000	5.000% due 8/15/45	98,680
1,030,000	4.350% due 11/15/47	924,788
	Centene Corp., Senior Unsecured Notes:
310,000	4.750% due 1/15/25	311,937
140,000	5.375% due 6/1/26(b)	145,250
200,000	Children’s Hospital Corp., Company Guaranteed Notes, 4.115% due 1/1/47	198,625
	Cigna Corp., Company Guaranteed Notes:
500,000	3.400% due 9/17/21(b)	502,594
1,135,000	3.677% (3-Month USD-LIBOR + 0.890%) due 7/15/23(a)(b)	1,127,914
250,000	4.900% due 12/15/48(b)	248,917
250,000	Coca-Cola Co., Senior Unsecured Notes, 2.200% due 5/25/22	246,023
350,000	Constellation Brands Inc., Company Guaranteed Notes, 2.700% due 5/9/22	342,258
700,000	Controladora Mabe SA de CV, Company Guaranteed Notes, 5.600% due 10/23/28	693,875
350,000	Coventry Health Care Inc., Senior Unsecured Notes, 5.450% due 6/15/21	363,868
	CVS Health Corp., Senior Unsecured Notes:
125,000	2.125% due 6/1/21	121,889
100,000	3.500% due 7/20/22	100,422
1,275,000	3.700% due 3/9/23	1,282,826
150,000	4.100% due 3/25/25	152,055
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$350,000	2.875% due 6/1/26	$325,601
250,000	4.300% due 3/25/28	250,172
250,000	4.780% due 3/25/38	243,191
250,000	5.050% due 3/25/48	247,729
138,000	Duke University Health System Inc., Senior Unsecured Notes, 3.920% due 6/1/47	134,771
619,000	Embotelladora Andina SA, Senior Unsecured Notes, 5.000% due 10/1/23	644,672
485,344	ENA Norte Trust, Pass-Thru Certificates, 4.950% due 4/25/23	497,478
15,000	Envision Healthcare Corp., Company Guaranteed Notes, 8.750% due 10/15/26(b)	13,537
200,000	Estee Lauder Cos., Inc., Senior Unsecured Notes, 4.150% due 3/15/47	200,663
250,000	Express Scripts Holding Co., Company Guaranteed Notes, 4.800% due 7/15/46	244,501
115,000	Garda World Security Corp., Senior Unsecured Notes, 8.750% due 5/15/25(b)	110,112
200,000	General Mills Inc., Senior Unsecured Notes, 4.700% due 4/17/48	187,685
	Gilead Sciences Inc., Senior Unsecured Notes:
350,000	2.950% due 3/1/27	330,345
250,000	4.150% due 3/1/47	229,070
500,000	GlaxoSmithKline Capital Inc., Company Guaranteed Notes, 3.625% due 5/15/25	508,811
600,000	Grupo Bimbo SAB de CV, Subordinated Notes, 5.950% (5-Year CMT Index + 3.280%)(a)(f)	600,000
135,000	HCA Healthcare Inc., Senior Unsecured Notes, 6.250% due 2/15/21	141,458
	HCA Inc.:
	Company Guaranteed Notes:
265,000	5.375% due 9/1/26	272,115
20,000	5.875% due 2/1/29	20,975
65,000	Senior Secured Notes, 5.250% due 4/15/25	68,880
200,000	Humana Inc., Senior Unsecured Notes, 4.800% due 3/15/47	203,853
	JBS Investments GmbH, Company Guaranteed Notes:
800,000	6.250% due 2/5/23	807,208
400,000	7.250% due 4/3/24	413,204
400,000	JBS Investments II GmbH, Company Guaranteed Notes, 7.000% due 1/15/26(b)	412,000
205,000	JBS USA LUX SA/JBS USA Finance, Inc., Company Guaranteed Notes, 6.750% due 2/15/28(b)	211,919
	Johnson & Johnson, Senior Unsecured Notes:
250,000	2.250% due 3/3/22	246,621
150,000	2.950% due 3/3/27	146,584
250,000	3.625% due 3/3/37	245,068
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
	Keurig Dr Pepper Inc., Company Guaranteed Notes:
$250,000	4.597% due 5/25/28(b)	$252,730
100,000	5.085% due 5/25/48(b)	97,186
	Kraft Heinz Foods Co., Company Guaranteed Notes:
500,000	3.000% due 6/1/26	460,392
250,000	5.200% due 7/15/45	232,663
200,000	Kroger Co., Senior Unsecured Notes, 4.450% due 2/1/47	176,705
80,000	Kronos Acquisition Holdings Inc., Company Guaranteed Notes, 9.000% due 8/15/23(b)	68,400
1,325,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 3.600% due 2/1/25	1,302,852
	MARB BondCo PLC, Company Guaranteed Notes:
500,000	7.000% due 3/15/24(b)	492,350
200,000	7.000% due 3/15/24	196,940
900,000	6.875% due 1/19/25	872,294
55,000	Matterhorn Merger Sub LLC/Matterhorn Finance Sub Inc., Senior Unsecured Notes, 8.500% due 6/1/26(b)	48,400
250,000	Medtronic Global Holdings SCA, Company Guaranteed Notes, 3.350% due 4/1/27	248,431
	Medtronic Inc., Company Guaranteed Notes:
500,000	3.150% due 3/15/22	504,000
250,000	4.625% due 3/15/45	273,905
250,000	Merck & Co., Inc., Senior Unsecured Notes, 3.700% due 2/10/45	238,167
	Minerva Luxembourg SA, Company Guaranteed Notes:
800,000	6.500% due 9/20/26	775,000
600,000	5.875% due 1/19/28	547,440
	Molson Coors Brewing Co., Company Guaranteed Notes:
500,000	2.250% due 3/15/20	495,658
150,000	4.200% due 7/15/46	127,376
300,000	Moody’s Corp., Senior Unsecured Notes, 2.750% due 12/15/21	296,076
250,000	MPH Acquisition Holdings LLC, Company Guaranteed Notes, 7.125% due 6/1/24(b)	249,062
	Mylan NV, Company Guaranteed Notes:
250,000	3.150% due 6/15/21	247,151
250,000	5.250% due 6/15/46	214,956
10,000	Northwell Healthcare Inc., Secured Notes, 4.260% due 11/1/47	9,580
	Novartis Capital Corp., Company Guaranteed Notes:
250,000	2.400% due 5/17/22	246,943
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$150,000	3.100% due 5/17/27	$148,010
	PepsiCo Inc., Senior Unsecured Notes:
500,000	2.750% due 3/5/22	500,241
150,000	2.375% due 10/6/26	140,380
250,000	3.450% due 10/6/46	228,825
	Pfizer Inc., Senior Unsecured Notes:
250,000	4.000% due 12/15/36	252,393
250,000	4.125% due 12/15/46	254,370
	Philip Morris International Inc., Senior Unsecured Notes:
500,000	2.625% due 2/18/22	492,975
100,000	4.125% due 3/4/43	89,920
235,000	Pilgrim’s Pride Corp., Company Guaranteed Notes, 5.750% due 3/15/25(b)	235,000
120,000	Polaris Intermediate Corp., Senior Unsecured Notes, 8.500% due 12/1/22(b)(g)	118,465
220,000	Post Holdings Inc., Company Guaranteed Notes, 5.500% due 3/1/25(b)	220,550
218,000	Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes, 9.250% due 5/15/23(b)	229,881
250,000	Procter & Gamble Co., Senior Unsecured Notes, 3.500% due 10/25/47	239,698
8,000	Providence St Joseph Health Obligated Group, Unsecured Notes, 3.930% due 10/1/48	7,538
	Refinitiv US Holdings Inc.:
95,000	Company Guaranteed Notes, 8.250% due 11/15/26(b)	92,952
160,000	Senior Secured Notes, 6.250% due 5/15/26(b)	161,600
95,000	RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes, 8.250% due 5/1/23(b)	101,650
	Reynolds American Inc., Company Guaranteed Notes:
500,000	6.875% due 5/1/20	520,261
1,045,000	4.000% due 6/12/22	1,057,641
250,000	5.850% due 8/15/45	238,196
335,000	Select Medical Corp., Company Guaranteed Notes, 6.375% due 6/1/21	336,256
145,000	ServiceMaster Co. LLC, Company Guaranteed Notes, 5.125% due 11/15/24(b)	145,725
125,000	Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes, 2.875% due 9/23/23	120,594
550,000	Smithfield Foods Inc., Company Guaranteed Notes, 4.250% due 2/1/27(b)	497,473
7,000	Stanford Health Care, Unsecured Notes, 3.795% due 11/15/48	6,710
140,000	Star Merger Sub Inc., Senior Secured Notes, 6.875% due 8/15/26(b)	140,484
350,000	Stryker Corp., Senior Unsecured Notes, 3.375% due 11/1/25	349,206
	Sysco Corp., Company Guaranteed Notes:
350,000	3.550% due 3/15/25	348,659
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Non-cyclical – (continued)
$585,000	3.250% due 7/15/27	$561,371
	Tenet Healthcare Corp.:
100,000	Secured Notes, 6.250% due 2/1/27(b)	102,938
110,000	Senior Unsecured Notes, 7.000% due 8/1/25	110,275
250,000	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 4.100% due 8/15/47	236,586
125,000	Total System Services Inc., Senior Unsecured Notes, 4.800% due 4/1/26	127,969
150,000	Tyson Foods Inc., Senior Unsecured Notes, 4.550% due 6/2/47	133,213
500,000	Unilever Capital Corp., Senior Unsecured Notes, 3.125% due 3/22/23	501,670
155,000	United Rentals North America Inc., Company Guaranteed Notes, 6.500% due 12/15/26	161,781
	UnitedHealth Group Inc., Senior Unsecured Notes:
750,000	2.125% due 3/15/21	739,146
450,000	3.850% due 6/15/28	460,929
250,000	4.250% due 4/15/47	253,296
125,000	Verisk Analytics Inc., Senior Unsecured Notes, 4.125% due 9/12/22	127,645
133,000	Verscend Escrow Corp., Senior Unsecured Notes, 9.750% due 8/15/26(b)	135,993
210,000	Vizient Inc., Senior Unsecured Notes, 10.375% due 3/1/24(b)	227,325
	WellCare Health Plans Inc., Senior Unsecured Notes:
160,000	5.250% due 4/1/25	163,352
60,000	5.375% due 8/15/26(b)	61,725
	Zimmer Biomet Holdings Inc., Senior Unsecured Notes:
200,000	2.700% due 4/1/20	199,071
555,000	3.700% due 3/19/23	552,026
	Total Consumer Non-cyclical	51,892,309
Diversified – 0.0%
	CK Hutchison International 17 Ltd., Company Guaranteed Notes:
200,000	2.875% due 4/5/22(b)	196,682
300,000	3.500% due 4/5/27(b)	291,325
70,000	Trident Merger Sub Inc., Senior Unsecured Notes, 6.625% due 11/1/25(b)	65,975
	Total Diversified	553,982
Energy – 2.6%
750,000	AI Candelaria Spain SLU, Senior Secured Notes, 7.500% due 12/15/28	753,750
	Anadarko Petroleum Corp., Senior Unsecured Notes:
250,000	5.550% due 3/15/26	267,138
175,000	6.600% due 3/15/46	206,908
225,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., Senior Unsecured Notes, 5.750% due 3/1/27(b)	226,687
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$250,000	Apache Corp., Senior Unsecured Notes, 4.250% due 1/15/44	$213,789
145,000	Baker Hughes a GE Co. LLC/Baker Hughes Co.-Obligor Inc., Senior Unsecured Notes, 3.337% due 12/15/27	137,455
	BP Capital Markets America Inc., Company Guaranteed Notes:
100,000	2.520% due 9/19/22	98,282
500,000	3.224% due 4/14/24	502,078
1,500,000	BPRL International Singapore Pte Ltd., Company Guaranteed Notes, 4.375% due 1/18/27	1,467,104
70,000	Calfrac Holdings LP, Senior Unsecured Notes, 8.500% due 6/15/26(b)	51,800
	Canacol Energy Ltd., Company Guaranteed Notes:
1,200,000	7.250% due 5/3/25	1,195,800
200,000	7.250% due 5/3/25(b)	199,300
	Canadian Natural Resources Ltd., Senior Unsecured Notes:
1,150,000	2.950% due 1/15/23	1,124,907
125,000	5.850% due 2/1/35	136,619
500,000	Cenovus Energy Inc., Senior Unsecured Notes, 4.250% due 4/15/27	476,154
	Cheniere Energy Partners LP:
185,000	Company Guaranteed Notes, 5.625% due 10/1/26(b)	188,469
270,000	Senior Secured Notes, 5.250% due 10/1/25	273,375
	Chevron Corp., Senior Unsecured Notes:
250,000	1.991% due 3/3/20	248,394
250,000	2.498% due 3/3/22	247,930
750,000	CNOOC Finance 2015 USA LLC, Company Guaranteed Notes, 3.500% due 5/5/25	742,183
240,000	CNX Midstream Partners LP/CNX Midstream Finance Corp., Senior Unsecured Notes, 6.500% due 3/15/26(b)	235,800
	ConocoPhillips Co., Company Guaranteed Notes:
250,000	4.950% due 3/15/26	273,739
200,000	5.950% due 3/15/46	253,581
545,000	Continental Resources Inc., Company Guaranteed Notes, 4.375% due 1/15/28	542,477
200,000	Cosan Luxembourg SA, Company Guaranteed Notes, 7.000% due 1/20/27	213,752
180,000	CSI Compressco LP/CSI Compressco Finance Inc., Senior Secured Notes, 7.500% due 4/1/25(b)	174,600
	Delek & Avner Tamar Bond Ltd., Senior Secured Notes:
200,000	5.082% due 12/30/23(b)	200,399
300,000	5.412% due 12/30/25(b)	300,740
	Devon Energy Corp., Senior Unsecured Notes:
75,000	5.600% due 7/15/41	81,063
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$100,000	5.000% due 6/15/45	$101,548
	Ecopetrol SA, Senior Unsecured Notes:
200,000	5.875% due 9/18/23	215,102
500,000	5.375% due 6/26/26	525,650
150,000	Enbridge Energy Partners LP, Company Guaranteed Notes, 5.500% due 9/15/40	162,943
	Enbridge Inc., Company Guaranteed Notes:
100,000	4.000% due 10/1/23	101,745
250,000	3.700% due 7/15/27	245,303
	Energy Transfer Operating LP, Company Guaranteed Notes:
845,000	4.750% due 1/15/26	860,510
250,000	4.200% due 4/15/27	243,761
200,000	5.300% due 4/15/47	189,026
150,000	6.000% due 6/15/48	155,638
	Enterprise Products Operating LLC, Company Guaranteed Notes:
500,000	2.850% due 4/15/21	497,694
820,000	3.750% due 2/15/25	830,370
250,000	3.950% due 2/15/27(h)	253,864
250,000	4.900% due 5/15/46	257,780
210,000	EP Energy LLC/Everest Acquisition Finance Inc., Senior Secured Notes, 7.750% due 5/15/26(b)	186,112
625,000	EQM Midstream Partners LP, Senior Unsecured Notes, 4.750% due 7/15/23	629,251
1,265,000	EQT Corp., Senior Unsecured Notes, 3.900% due 10/1/27	1,147,363
	Equinor ASA, Company Guaranteed Notes:
250,000	2.450% due 1/17/23	245,956
100,000	3.700% due 3/1/24	103,033
85,000	Exterran Energy Solutions LP/EES Finance Corp., Company Guaranteed Notes, 8.125% due 5/1/25	84,469
50,000	Extraction Oil & Gas Inc., Company Guaranteed Notes, 5.625% due 2/1/26(b)	41,500
	Exxon Mobil Corp., Senior Unsecured Notes:
500,000	3.043% due 3/1/26	498,767
100,000	3.567% due 3/6/45	95,657
140,000	Foresight Energy LLC/Foresight Energy Finance Corp., Secured Notes, 11.500% due 4/1/23(b)	116,200
120,000	FTS International Inc., Senior Secured Notes, 6.250% due 5/1/22	114,000
1,200,000	Geopark Ltd., Senior Secured Notes, 6.500% due 9/21/24	1,168,500
200,000	GNL Quintero SA, Senior Unsecured Notes, 4.634% due 7/31/29	202,250
1,100,000	Gran Tierra Energy International Holdings Ltd., Company Guaranteed Notes, 6.250% due 2/15/25	1,045,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$140,000	Gulfport Energy Corp., Company Guaranteed Notes, 6.375% due 5/15/25	$125,300
250,000	Halliburton Co., Senior Unsecured Notes, 5.000% due 11/15/45	258,165
250,000	Hess Corp., Senior Unsecured Notes, 5.800% due 4/1/47	249,270
320,000	Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., Senior Unsecured Notes, 5.625% due 2/15/26(b)	321,600
140,000	Hilcorp Energy I LP/Hilcorp Finance Co., Senior Unsecured Notes, 6.250% due 11/1/28(b)	137,200
	Indian Oil Corp. Ltd, Senior Unsecured Notes:
600,000	5.625% due 8/2/21	626,315
1,000,000	5.750% due 8/1/23	1,061,643
125,000	Indigo Natural Resources LLC, Senior Unsecured Notes, 6.875% due 2/15/26(b)	109,062
	Kinder Morgan Energy Partners LP, Company Guaranteed Notes:
125,000	3.500% due 3/1/21	125,756
100,000	4.250% due 9/1/24	102,725
150,000	6.950% due 1/15/38	179,717
75,000	5.000% due 8/15/42	73,463
	Kinder Morgan Inc., Company Guaranteed Notes:
550,000	4.300% due 3/1/28	555,025
250,000	5.050% due 2/15/46	247,457
250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.125% due 3/1/21	258,574
90,000	MEG Energy Corp., Company Guaranteed Notes, 7.000% due 3/31/24(b)	82,350
90,000	Moss Creek Resources Holdings Inc., Company Guaranteed Notes, 7.500% due 1/15/26(b)	81,450
250,000	MPLX LP, Senior Unsecured Notes, 5.200% due 3/1/47	243,823
120,000	Nabors Industries Inc., Company Guaranteed Notes, 5.750% due 2/1/25	105,900
	Noble Energy Inc., Senior Unsecured Notes:
150,000	3.850% due 1/15/28	141,847
150,000	4.950% due 8/15/47	140,365
	Occidental Petroleum Corp., Senior Unsecured Notes:
125,000	4.100% due 2/1/21	127,567
100,000	4.400% due 4/15/46	102,391
250,000	ONEOK Inc., Company Guaranteed Notes, 4.000% due 7/13/27	245,807
1,500,000	ONGC Videsh Vankorneft Pte Ltd., Company Guaranteed Notes, 3.750% due 7/27/26	1,424,138
115,000	Par Petroleum LLC/Par Petroleum Finance Corp., Senior Secured Notes, 7.750% due 12/15/25(b)	106,950
365,000	Peabody Energy Corp., Senior Secured Notes, 6.000% due 3/31/22(b)	368,194
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
	Petrobras Global Finance BV, Company Guaranteed Notes:
$1,100,000	5.750% due 2/1/29	$1,098,900
200,000	7.250% due 3/17/44	213,700
	Petroleos Mexicanos, Company Guaranteed Notes:
750,000	4.250% due 1/15/25	678,000
150,000	6.500% due 3/13/27	145,185
550,000	6.500% due 6/2/41	478,500
500,000	5.625% due 1/23/46	392,450
100,000	6.750% due 9/21/47	86,710
1,000,000	Petronas Capital Ltd., Company Guaranteed Notes, 3.500% due 3/18/25	1,007,234
	Phillips 66, Company Guaranteed Notes:
250,000	4.300% due 4/1/22	258,581
250,000	4.875% due 11/15/44	260,460
250,000	Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes, 4.500% due 12/15/26	249,849
175,000	QEP Resources Inc., Senior Unsecured Notes, 5.250% due 5/1/23	168,437
200,000	Raizen Fuels Finance SA, Company Guaranteed Notes, 5.300% due 1/20/27	204,000
1,000,000	Reliance Holding USA Inc., Company Guaranteed Notes, 5.400% due 2/14/22	1,040,039
	Sabine Pass Liquefaction LLC, Senior Secured Notes:
100,000	5.750% due 5/15/24	108,217
800,000	5.000% due 3/15/27	831,092
400,000	4.200% due 3/15/28	393,783
	Shell International Finance BV, Company Guaranteed Notes:
250,000	1.750% due 9/12/21	243,530
250,000	2.500% due 9/12/26	235,816
100,000	4.000% due 5/10/46	99,903
250,000	3.750% due 9/12/46	238,546
1,000,000	Sinopec Group Overseas Development 2016 Ltd., Company Guaranteed Notes, 2.750% due 9/29/26	924,631
195,000	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Company Guaranteed Notes, 7.500% due 6/15/25(b)	198,413
	Suncor Energy Inc., Senior Unsecured Notes:
250,000	3.600% due 12/1/24	251,376
100,000	6.500% due 6/15/38	120,653
100,000	Sunoco Logistics Partners Operations LP, Company Guaranteed Notes, 4.250% due 4/1/24	101,275
125,000	Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes, 5.500% due 2/15/26	124,162
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$70,000	Tapstone Energy LLC/Tapstone Energy Finance Corp., Senior Unsecured Notes, 9.750% due 6/1/22(b)	$56,525
	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
160,000	5.875% due 4/15/26(b)	166,400
125,000	6.500% due 7/15/27(b)	132,188
125,000	TerraForm Power Operating LLC, Company Guaranteed Notes, 4.250% due 1/31/23(b)	123,839
500,000	Total Capital International SA, Company Guaranteed Notes, 3.700% due 1/15/24	512,329
	TransCanada PipeLines Ltd., Senior Unsecured Notes:
250,000	4.875% due 1/15/26	264,187
75,000	7.625% due 1/15/39	98,930
200,000	4.875% due 5/15/48	201,469
250,000	Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes, 7.850% due 2/1/26	306,238
56,700	Transocean Guardian Ltd., Senior Secured Notes, 5.875% due 1/15/24(b)	57,621
70,000	Transocean Inc., Company Guaranteed Notes, 7.250% due 11/1/25(b)	66,850
70,000	Transocean Poseidon Ltd., Senior Secured Notes, 6.875% due 2/1/27(b)	71,925
136,000	Transocean Proteus Ltd., Senior Secured Notes, 6.250% due 12/1/24(b)	138,720
600,000	Transportadora de Gas del Peru SA, Senior Unsecured Notes, 4.250% due 4/30/28	601,500
	USA Compression Partners LP/USA Compression Finance Corp.:
170,000	Company Guaranteed Notes, 6.875% due 4/1/26	172,975
95,000	Senior Unsecured Notes, 6.875% due 9/1/27(b)	96,900
75,000	Valero Energy Corp., Senior Unsecured Notes, 4.900% due 3/15/45	76,363
65,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., Company Guaranteed Notes, 8.750% due 4/15/23(b)	52,488
70,000	Weatherford International Ltd., Company Guaranteed Notes, 9.875% due 2/15/24	50,400
150,000	Western Gas Partners LP, Senior Unsecured Notes, 5.450% due 4/1/44	138,140
185,000	Whiting Petroleum Corp., Company Guaranteed Notes, 6.625% due 1/15/26	181,300
	Williams Cos., Inc., Senior Unsecured Notes:
525,000	3.750% due 6/15/27	508,569
250,000	5.100% due 9/15/45	247,220
	YPF SA, Senior Unsecured Notes:
1,050,000	8.500% due 7/28/25	1,024,853
500,000	6.950% due 7/21/27	445,000
	Total Energy	44,901,690
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – 6.1%
$180,000	Acrisure LLC/Acrisure Finance Inc., Senior Secured Notes, 8.125% due 2/15/24(b)	$184,387
350,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes, 3.500% due 5/26/22	345,126
	Air Lease Corp., Senior Unsecured Notes:
1,110,000	3.250% due 3/1/25	1,049,738
250,000	3.625% due 4/1/27	228,172
250,000	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 3.950% due 1/15/28	244,484
355,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, Senior Unsecured Notes, 8.250% due 8/1/23(b)	366,759
250,000	Allstate Corp., Senior Unsecured Notes, 4.500% due 6/15/43	260,101
	American Express Co.:
565,000	Senior Unsecured Notes, 2.500% due 8/1/22	553,183
500,000	Subordinated Notes, 3.625% due 12/5/24	505,405
250,000	American Express Credit Corp., Senior Unsecured Notes, 2.250% due 5/5/21	246,308
	American International Group Inc., Senior Unsecured Notes:
250,000	4.200% due 4/1/28	246,017
250,000	4.500% due 7/16/44	229,303
	American Tower Corp., Senior Unsecured Notes:
250,000	2.800% due 6/1/20	248,998
100,000	3.500% due 1/31/23	99,913
100,000	4.000% due 6/1/25	100,921
200,000	Aon PLC, Company Guaranteed Notes, 4.750% due 5/15/45	202,862
120,000	ASP AMC Merger Sub Inc., Senior Unsecured Notes, 8.000% due 5/15/25(b)	55,800
310,000	AssuredPartners Inc., Senior Unsecured Notes, 7.000% due 8/15/25(b)	294,500
250,000	AXA Equitable Holdings Inc., Senior Unsecured Notes, 3.900% due 4/20/23	251,952
300,000	Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes, 4.875% due 4/21/25	303,003
	Banco BTG Pactual SA:
200,000	Junior Subordinated Notes, 8.750% (5-Year CMT Index + 6.978%)(a)(f)	202,602
200,000	Senior Unsecured Notes, 5.500% due 1/31/23	199,552
1,250,000	Subordinated Notes, 7.750% (5-Year CMT Index + 5.257%) due 2/15/29(a)(b)	1,248,750
400,000	Banco de Credito del Peru, Senior Unsecured Notes, 5.375% due 9/16/20	412,504
1,000,000	Banco de Credito e Inversiones SA, Senior Unsecured Notes, 4.000% due 2/11/23	1,006,181
800,000	Banco de Reservas de la Republica Dominicana, Subordinated Notes, 7.000% due 2/1/23	812,008
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$2,000,000	Banco do Brasil SA, Junior Subordinated Notes, 6.250% (5-Year CMT Index + 4.398%)(a)(f)	$1,837,000
200,000	Banco General SA, Senior Unsecured Notes, 4.125% due 8/7/27	190,500
1,350,000	Banco Internacional del Peru SAA, Senior Unsecured Notes, 5.750% due 10/7/20	1,391,526
800,000	Banco Macro SA, Subordinated Notes, 6.750% (5-Year USD Swap Rate + 5.463%) due 11/4/26(a)	695,800
	Banco Mercantil del Norte SA:
	Junior Subordinated Notes:
1,000,000	6.875% (5-Year CMT Index + 5.035%)(a)(f)	986,250
1,000,000	7.625% (5-Year CMT Index + 5.353%)(a)(f)	980,000
200,000	Subordinated Notes, 5.750% (5-Year CMT Index + 4.447%) due 10/4/31(a)	186,002
150,000	Banco Santander Chile, Senior Unsecured Notes, 3.875% due 9/20/22	151,575
550,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Subordinated Notes, 5.950% (5-Year CMT Index + 2.995%) due 10/1/28(a)(b)	560,175
200,000	Banco Santander SA, Senior Unsecured Notes, 4.379% due 4/12/28	196,767
600,000	Bancolombia SA, Subordinated Notes, 4.875% (5-Year CMT Index + 2.929%) due 10/18/27(a)	595,500
200,000	Banistmo SA, Senior Unsecured Notes, 3.650% due 9/19/22(b)	195,000
	Bank of America Corp.:
	Senior Unsecured Notes:
500,000	2.625% due 4/19/21	496,746
1,180,000	2.369% (3-Month USD-LIBOR + 0.660%) due 7/21/21(a)	1,168,240
430,000	3.004% (3-Month USD-LIBOR + 0.790%) due 12/20/23(a)	424,409
750,000	3.875% due 8/1/25	763,481
500,000	3.366% (3-Month USD-LIBOR + 0.810%) due 1/23/26(a)	491,746
250,000	3.419% (3-Month USD-LIBOR + 1.040%) due 12/20/28(a)	241,202
250,000	4.443% (3-Month USD-LIBOR + 1.990%) due 1/20/48(a)	254,121
250,000	Subordinated Notes, 7.750% due 5/14/38	339,126
500,000	Bank of Montreal, Senior Unsecured Notes, 1.900% due 8/27/21	487,474
	Bank of New York Mellon Corp., Senior Unsecured Notes:
750,000	3.450% due 8/11/23	760,014
250,000	3.400% due 1/29/28	249,733
	Bank of Nova Scotia, Senior Unsecured Notes:
500,000	2.700% due 3/7/22	494,962
550,000	3.400% due 2/11/24	550,043
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	Barclays PLC, Senior Unsecured Notes:
$500,000	2.875% due 6/8/20	$496,612
250,000	4.950% due 1/10/47	239,349
500,000	BB&T Corp., Senior Unsecured Notes, 2.750% due 4/1/22	496,648
300,000	BBVA Banco Continental SA, Senior Unsecured Notes, 5.000% due 8/26/22	312,600
	BBVA Bancomer SA, Subordinated Notes:
200,000	5.350% (5-Year CMT Index + 3.000%) due 11/12/29(a)	188,662
2,000,000	5.125% (5-Year CMT Index + 2.650%) due 1/18/33(a)	1,791,400
	BDO Unibank Inc., Senior Unsecured Notes:
350,000	2.625% due 10/24/21	338,427
1,400,000	2.950% due 3/6/23	1,356,922
150,000	Berkshire Hathaway Finance Corp., Company Guaranteed Notes, 4.200% due 8/15/48	151,517
	Berkshire Hathaway Inc., Senior Unsecured Notes:
250,000	2.750% due 3/15/23	249,315
250,000	3.125% due 3/15/26	247,270
	Boston Properties LP, Senior Unsecured Notes:
350,000	3.200% due 1/15/25	340,416
1,155,000	3.650% due 2/1/26	1,137,388
100,000	Brighthouse Financial Inc., Senior Unsecured Notes, 3.700% due 6/22/27	89,760
250,000	Brixmor Operating Partnership LP, Senior Unsecured Notes, 3.900% due 3/15/27	240,172
350,000	Brookfield Finance LLC, Company Guaranteed Notes, 4.000% due 4/1/24	350,494
	Capital One Financial Corp., Senior Unsecured Notes:
250,000	3.050% due 3/9/22	248,802
250,000	3.750% due 3/9/27	239,808
125,000	CBRE Services Inc., Company Guaranteed Notes, 5.250% due 3/15/25	132,050
250,000	Charles Schwab Corp., Senior Unsecured Notes, 3.200% due 3/2/27	244,802
500,000	Chubb INA Holdings Inc., Company Guaranteed Notes, 3.350% due 5/3/26	498,435
	Citigroup Inc.:
	Senior Unsecured Notes:
250,000	2.700% due 3/30/21	248,862
100,000	2.350% due 8/2/21	98,238
500,000	2.750% due 4/25/22	493,610
500,000	4.044% (3-Month USD-LIBOR + 1.023%) due 6/1/24(a)	511,291
450,000	3.887% (3-Month USD-LIBOR + 1.563%) due 1/10/28(a)	448,140
1,365,000	3.668% (3-Month USD-LIBOR + 1.390%) due 7/24/28(a)	1,336,828
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	Subordinated Notes:
$250,000	4.450% due 9/29/27	$250,866
100,000	5.300% due 5/6/44	105,949
250,000	4.750% due 5/18/46	246,414
500,000	Citizens Bank NA, Senior Unsecured Notes, 2.250% due 3/2/20	496,234
760,000	Commonwealth Bank of Australia, Senior Unsecured Notes, 2.750% due 3/10/22(b)	750,114
	Cooperatieve Rabobank UA:
	Company Guaranteed Notes:
500,000	3.875% due 2/8/22	510,690
250,000	3.750% due 7/21/26	241,559
250,000	Senior Unsecured Notes, 2.750% due 1/10/23	245,687
	Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes:
500,000	3.125% due 12/10/20	498,848
250,000	3.750% due 3/26/25	247,044
250,000	4.550% due 4/17/26	256,109
	Credito Real SAB de CV SOFOM ER:
700,000	Company Guaranteed Notes, 9.500% due 2/7/26(b)	727,790
603,000	Junior Subordinated Notes, 9.125% (5-Year CMT Index + 7.026%)(a)(f)	570,595
	Crown Castle International Corp., Senior Unsecured Notes:
300,000	4.000% due 3/1/27	294,755
570,000	4.300% due 2/15/29	571,575
1,350,000	DBS Group Holdings Ltd., Junior Subordinated Notes, 3.600% (5-Year USD Swap Rate + 2.390%)(a)(f)	1,320,300
500,000	Deutsche Bank AG, Senior Unsecured Notes, 3.950% due 2/27/23	483,224
810,000	Discover Financial Services, Senior Unsecured Notes, 4.100% due 2/9/27	788,267
200,000	Enstar Group Ltd., Senior Unsecured Notes, 4.500% due 3/10/22	201,119
260,000	ESH Hospitality Inc., Company Guaranteed Notes, 5.250% due 5/1/25(b)	258,700
250,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.950% due 3/14/28	251,307
	GE Capital International Funding Co. Unlimited Co., Company Guaranteed Notes:
250,000	3.373% due 11/15/25	240,383
250,000	4.418% due 11/15/35	225,820
	Gilex Holding SARL, Senior Secured Notes:
450,000	8.500% due 5/2/23	472,500
200,000	8.500% due 5/2/23(b)	211,740
	Global Bank Corp., Senior Unsecured Notes:
500,000	5.125% due 10/30/19	504,250
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$1,200,000	4.500% due 10/20/21	$1,206,360
	Goldman Sachs Group Inc.:
	Senior Unsecured Notes:
500,000	2.350% due 11/15/21	489,608
200,000	5.750% due 1/24/22	213,476
500,000	3.000% due 4/26/22	496,692
465,000	3.524% (3-Month USD-LIBOR + 0.780%) due 10/31/22(a)	463,484
725,000	3.854% (3-Month USD-LIBOR + 1.170%) due 5/15/26(a)	707,838
500,000	4.223% (3-Month USD-LIBOR + 1.301%) due 5/1/29(a)	501,002
	Subordinated Notes:
500,000	4.250% due 10/21/25	502,015
250,000	6.750% due 10/1/37	297,326
250,000	5.150% due 5/22/45	251,805
400,000	Grupo Aval Ltd., Company Guaranteed Notes, 4.750% due 9/26/22	396,800
350,000	Host Hotels & Resorts LP, Senior Unsecured Notes, 3.875% due 4/1/24	343,689
	HSBC Holdings PLC:
	Senior Unsecured Notes:
500,000	3.262% (3-Month USD-LIBOR + 1.055%) due 3/13/23(a)	496,095
250,000	4.041% (3-Month USD-LIBOR + 1.546%) due 3/13/28(a)	246,941
	Subordinated Notes:
250,000	6.500% due 5/2/36	296,699
250,000	5.250% due 3/14/44	265,264
500,000	Huntington National Bank, Senior Unsecured Notes, 2.375% due 3/10/20	497,177
	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes:
230,000	6.250% due 2/1/22	236,854
150,000	6.375% due 12/15/25	154,313
300,000	Industrial Senior Trust, Company Guaranteed Notes, 5.500% due 11/1/22	301,875
500,000	ING Groep NV, Senior Unsecured Notes, 3.150% due 3/29/22	498,196
1,300,000	Itau Unibanco Holding SA, Junior Subordinated Notes, 6.500% (5-Year CMT Index + 3.863%)(a)(f)	1,300,000
250,000	Jefferies Group LLC/Jefferies Group Capital Finance Inc., Senior Unsecured Notes, 4.850% due 1/15/27	241,728
	JPMorgan Chase & Co.:
	Senior Unsecured Notes:
250,000	4.250% due 10/15/20	254,612
1,000,000	4.500% due 1/24/22	1,039,928
250,000	2.972% due 1/15/23	248,496
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$250,000	3.782% (3-Month USD-LIBOR + 1.337%) due 2/1/28(a)	$249,605
250,000	3.509% (3-Month USD-LIBOR + 0.945%) due 1/23/29(a)	243,336
250,000	4.005% (3-Month USD-LIBOR + 1.120%) due 4/23/29(a)	252,523
250,000	3.882% (3-Month USD-LIBOR + 1.360%) due 7/24/38(a)	237,110
150,000	5.400% due 1/6/42	170,587
250,000	4.260% (3-Month USD-LIBOR + 1.580%) due 2/22/48(a)	246,448
	Subordinated Notes:
200,000	3.875% due 9/10/24	202,310
200,000	3.625% due 12/1/27	193,440
250,000	KeyBank NA, Senior Unsecured Notes, 3.375% due 3/7/23	251,951
	Kreditanstalt fuer Wiederaufbau, Government Guaranteed Notes:
2,000,000	1.625% due 3/15/21	1,961,589
500,000	2.125% due 3/7/22	493,134
500,000	2.375% due 12/29/22	495,540
100,000	2.500% due 11/20/24	98,991
	Landwirtschaftliche Rentenbank, Government Guaranteed Notes:
250,000	2.375% due 6/10/25	244,847
75,000	1.750% due 7/27/26	69,656
250,000	Lincoln National Corp., Senior Unsecured Notes, 3.800% due 3/1/28	245,721
135,000	Lions Gate Capital Holdings LLC, Company Guaranteed Notes, 6.375% due 2/1/24(b)	137,403
	Lloyds Banking Group PLC:
1,000,000	Senior Unsecured Notes, 3.100% due 7/6/21	995,678
200,000	Subordinated Notes, 4.344% due 1/9/48	172,204
	Macquarie Group Ltd., Senior Unsecured Notes:
520,000	3.189% (3-Month USD-LIBOR + 1.023%) due 11/28/23(a)(b)	506,197
635,000	4.150% (3-Month USD-LIBOR + 1.330%) due 3/27/24(a)(b)	637,976
1,700,000	Malayan Banking Bhd, Subordinated Notes, 3.905% (5-Year USD Swap Rate + 2.542%) due 10/29/26(a)	1,685,720
250,000	Manulife Financial Corp., Subordinated Notes, 4.061% (5-Year USD 1100 Run ICE Swap Rate + 1.647%) due 2/24/32(a)	239,097
250,000	Mastercard Inc., Senior Unsecured Notes, 3.950% due 2/26/48	251,293
150,000	MetLife Inc., Senior Unsecured Notes, 4.600% due 5/13/46	155,489
	MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Company Guaranteed Notes:
85,000	5.750% due 2/1/27(b)	87,019
170,000	4.500% due 1/15/28	159,745
250,000	Mid-America Apartments LP, Senior Unsecured Notes, 3.750% due 6/15/24	250,641
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	Mitsubishi UFJ Financial Group Inc., Senior Unsecured Notes:
$500,000	2.998% due 2/22/22	$497,025
580,000	3.355% (3-Month USD-LIBOR + 0.740%) due 3/2/23(a)	577,661
	Mizuho Financial Group Inc., Senior Unsecured Notes:
250,000	2.953% due 2/28/22	247,325
250,000	3.663% due 2/28/27	251,023
	Morgan Stanley:
	Senior Unsecured Notes:
500,000	2.625% due 11/17/21	493,196
500,000	3.125% due 1/23/23	495,994
1,120,000	3.737% (3-Month USD-LIBOR + 0.847%) due 4/24/24(a)	1,129,759
250,000	3.591% (3-Month USD-LIBOR + 1.340%) due 7/22/28(a)	242,716
250,000	3.772% (3-Month USD-LIBOR + 1.140%) due 1/24/29(a)	246,062
250,000	6.375% due 7/24/42	314,082
250,000	Subordinated Notes, 4.350% due 9/8/26	251,022
	MPT Operating Partnership LP/MPT Finance Corp., Company Guaranteed Notes:
35,000	5.250% due 8/1/26	35,438
260,000	5.000% due 10/15/27	258,050
250,000	National Australia Bank Ltd., Senior Unsecured Notes, 3.375% due 1/14/26	245,549
250,000	National Rural Utilities Cooperative Finance Corp., Collateral Trust, 3.050% due 2/15/22	249,998
105,000	Nationstar Mortgage Holdings Inc., Company Guaranteed Notes, 8.125% due 7/15/23(b)	106,838
205,000	Navient Corp., Senior Unsecured Notes, 6.500% due 6/15/22	210,125
405,000	New York Life Global Funding, Secured Notes, 2.300% due 6/10/22(b)	394,129
235,000	NFP Corp., Senior Unsecured Notes, 6.875% due 7/15/25(b)	223,838
1,050,000	Nuveen Finance LLC, Senior Unsecured Notes, 4.125% due 11/1/24(b)	1,084,047
900,000	Oesterreichische Kontrollbank AG, Government Guaranteed Notes, 1.500% due 10/21/20	883,344
500,000	PNC Bank NA, Senior Unsecured Notes, 2.625% due 2/17/22	496,010
150,000	PNC Financial Services Group Inc., Subordinated Notes, 3.900% due 4/29/24	152,555
150,000	Progressive Corp., Senior Unsecured Notes, 4.125% due 4/15/47	149,956
	Prudential Financial Inc.:
250,000	Junior Subordinated Notes, 5.625% (3-Month USD-LIBOR + 3.920%) due 6/15/43(a)	259,262
293,000	Senior Unsecured Notes, 3.935% due 12/7/49	272,469
200,000	Regency Centers LP, Company Guaranteed Notes, 4.400% due 2/1/47	190,728
	Royal Bank of Canada:
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$250,000	Senior Unsecured Notes, 2.125% due 3/2/20	$248,284
250,000	Subordinated Notes, 4.650% due 1/27/26	261,397
	Royal Bank of Scotland Group PLC, Senior Unsecured Notes:
1,040,000	3.498% (3-Month USD-LIBOR + 1.480%) due 5/15/23(a)	1,025,455
250,000	4.892% (3-Month USD-LIBOR + 1.754%) due 5/18/29(a)	251,879
200,000	Sabra Health Care LP, Company Guaranteed Notes, 5.125% due 8/15/26	190,104
	Santander Holdings USA Inc., Senior Unsecured Notes:
250,000	3.700% due 3/28/22	249,847
595,000	3.400% due 1/18/23	584,024
250,000	Santander UK Group Holdings PLC, Senior Unsecured Notes, 3.373% (3-Month USD-LIBOR + 1.080%) due 1/5/24(a)	242,576
1,500,000	SBA Tower Trust, Asset Backed, 3.168% due 4/11/22(b)	1,483,716
	Simon Property Group LP, Senior Unsecured Notes:
500,000	2.350% due 1/30/22	490,869
100,000	3.375% due 10/1/24	100,320
	SPARC EM SPC Panama Metro Line 2 SP, Senior Secured Notes:
939,579	zero coupon, due 12/5/22(b)	859,715
683,330	zero coupon, due 12/5/22	625,254
225,000	Springleaf Finance Corp., Company Guaranteed Notes, 7.125% due 3/15/26	227,813
	Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes:
500,000	2.934% due 3/9/21	497,813
250,000	2.778% due 10/18/22	245,316
250,000	3.102% due 1/17/23	247,808
720,000	3.513% (3-Month USD-LIBOR + 0.740%) due 1/17/23(a)	717,312
100,000	2.632% due 7/14/26	93,736
800,000	SURA Asset Management SA, Company Guaranteed Notes, 4.875% due 4/17/24	823,008
	Synchrony Bank, Senior Unsecured Notes:
250,000	3.650% due 5/24/21	251,077
350,000	3.000% due 6/15/22	339,394
1,950,000	Temasek Financial I Ltd., Company Guaranteed Notes, 2.375% due 1/23/23	1,905,400
245,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Senior Unsecured Notes, 6.750% due 6/1/25(b)	247,450
125,000	Travelers Cos., Inc., Senior Unsecured Notes, 5.350% due 11/1/40	145,843
	Unifin Financiera SAB de CV SOFOM ENR:
200,000	Senior Unsecured Notes, 7.375% due 2/12/26	180,350
1,700,000	Subordinated Notes, 8.875% (5-Year CMT Index + 6.308%)(a)(f)	1,460,300
400,000	Union Bank of the Philippines, Senior Unsecured Notes, 3.369% due 11/29/22	391,003
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
	United Overseas Bank Ltd.:
$500,000	Junior Subordinated Notes, 3.875% (5-Year USD Swap Rate + 1.794%)(a)(f)	$472,060
1,000,000	Subordinated Notes, 3.500% (5-Year USD Swap Rate + 2.236%) due 9/16/26(a)	998,884
750,000	US Bancorp, Senior Unsecured Notes, 2.625% due 1/24/22	746,555
100,000	Ventas Realty LP, Company Guaranteed Notes, 4.375% due 2/1/45	92,620
	Visa Inc., Senior Unsecured Notes:
750,000	2.800% due 12/14/22	750,216
100,000	4.150% due 12/14/35	104,845
	Wells Fargo & Co.:
	Senior Unsecured Notes:
1,000,000	2.625% due 7/22/22	980,836
800,000	3.069% due 1/24/23	794,691
250,000	3.000% due 4/22/26	239,472
300,000	3.000% due 10/23/26	286,051
910,000	3.584% (3-Month USD-LIBOR + 1.310%) due 5/22/28(a)	898,097
	Subordinated Notes:
250,000	4.400% due 6/14/46	239,833
150,000	4.750% due 12/7/46	151,438
1,095,000	Welltower Inc., Senior Unsecured Notes, 4.125% due 3/15/29	1,089,365
300,000	Western Union Co., Senior Unsecured Notes, 3.600% due 3/15/22	302,601
	Westpac Banking Corp., Senior Unsecured Notes:
500,000	3.650% due 5/15/23	507,539
1,170,000	3.300% due 2/26/24	1,165,199
250,000	3.350% due 3/8/27	244,653
250,000	Weyerhaeuser Co., Senior Unsecured Notes, 4.625% due 9/15/23	257,525
	Total Financial	105,636,845
Government – 0.4%
500,000	African Development Bank, Senior Unsecured Notes, 1.875% due 3/16/20	494,842
1,500,000	Asian Development Bank, Senior Unsecured Notes, 2.000% due 2/16/22	1,473,844
	European Investment Bank, Senior Unsecured Notes:
2,000,000	1.750% due 5/15/20	1,978,634
750,000	1.375% due 6/15/20	737,889
	Inter-American Development Bank:
500,000	Senior Unsecured Notes, 2.375% due 7/7/27	482,718
1,000,000	Unsecured Notes, 2.625% due 4/19/21	999,364
500,000	International Finance Corp., Senior Unsecured Notes, 1.750% due 3/30/20	495,192
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Government – (continued)
$500,000	Malaysia Sovereign Sukuk Bhd, Unsecured Notes, 3.043% due 4/22/25	$493,500
500,000	Svensk Exportkredit AB, Senior Unsecured Notes, 2.375% due 3/9/22	495,399
	Total Government	7,651,382
Industrial – 1.2%
500,000	3M Co., Senior Unsecured Notes, 2.750% due 3/1/22	499,860
200,000	Aeropuerto Internacional de Tocumen SA, Senior Secured Notes, 5.625% due 5/18/36	207,250
200,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Company Guaranteed Notes, 6.000% due 2/15/25(b)	197,500
615,000	Arrow Electronics Inc., Senior Unsecured Notes, 3.875% due 1/12/28	574,444
	Avolon Holdings Funding Ltd., Company Guaranteed Notes:
175,000	5.125% due 10/1/23(b)	176,750
315,000	5.250% due 5/15/24(b)	322,875
	Boeing Co., Senior Unsecured Notes:
500,000	2.125% due 3/1/22	489,933
250,000	3.650% due 3/1/47	236,163
85,000	Bombardier Inc., Senior Unsecured Notes, 7.875% due 4/15/27(b)(e)	84,359
355,000	Builders FirstSource Inc., Senior Secured Notes, 5.625% due 9/1/24(b)	346,569
	Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
250,000	3.250% due 6/15/27	248,344
250,000	4.125% due 6/15/47	248,289
500,000	Caterpillar Financial Services Corp., Senior Unsecured Notes, 1.700% due 8/9/21	485,853
	Caterpillar Inc., Senior Unsecured Notes:
1,045,000	3.400% due 5/15/24	1,065,593
100,000	3.803% due 8/15/42	95,869
	Cie de Chemin de Fer Canadien Pacifique:
250,000	Company Guaranteed Notes, 4.000% due 6/1/28	256,253
100,000	Senior Unsecured Notes, 2.900% due 2/1/25	96,728
479,000	CIMPOR Financial Operations BV, Company Guaranteed Notes, 5.750% due 7/17/24	428,705
	Colfax Corp., Company Guaranteed Notes:
100,000	6.000% due 2/15/24(b)	103,500
70,000	6.375% due 2/15/26(b)	73,062
135,000	Crown Americas LLC/Crown Americas Capital Corp. IV, Company Guaranteed Notes, 4.500% due 1/15/23	136,350
275,000	Crown Americas LLC/Crown Americas Capital Corp. VI, Company Guaranteed Notes, 4.750% due 2/1/26	276,325
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – (continued)
	CSX Corp., Senior Unsecured Notes:
$250,000	2.600% due 11/1/26	$231,466
250,000	4.500% due 8/1/54	239,973
200,000	Embraer Netherlands Finance BV, Company Guaranteed Notes, 5.400% due 2/1/27	216,100
135,000	Energizer Holdings Inc., Company Guaranteed Notes, 7.750% due 1/15/27(b)	143,944
	FedEx Corp., Company Guaranteed Notes:
400,000	3.300% due 3/15/27	383,594
530,000	4.750% due 11/15/45	511,163
250,000	4.400% due 1/15/47	229,089
200,000	Fideicomiso PA Pacifico Tres, Senior Secured Notes, 8.250% due 1/15/35	212,500
140,000	Flex Acquisition Co., Inc., Senior Unsecured Notes, 6.875% due 1/15/25(b)	132,300
135,000	frontdoor Inc., Senior Unsecured Notes, 6.750% due 8/15/26(b)	137,194
350,000	GATX Corp., Senior Unsecured Notes, 3.850% due 3/30/27	336,909
500,000	General Dynamics Corp., Company Guaranteed Notes, 2.875% due 5/11/20	500,617
	General Electric Co., Senior Unsecured Notes:
235,000	5.875% due 1/14/38	246,200
150,000	4.125% due 10/9/42	126,523
400,000	4.500% due 3/11/44	358,067
500,000	Honeywell International Inc., Senior Unsecured Notes, 1.850% due 11/1/21	488,926
125,000	Jeld-Wen Inc., Company Guaranteed Notes, 4.625% due 12/15/25(b)	117,656
	John Deere Capital Corp., Senior Unsecured Notes:
750,000	2.200% due 3/13/20	745,313
250,000	2.800% due 9/8/27	238,740
200,000	Johnson Controls International PLC, Senior Unsecured Notes, 4.500% due 2/15/47	180,583
600,000	JSL Europe SA, Company Guaranteed Notes, 7.750% due 7/26/24	606,000
65,000	Kratos Defense & Security Solutions Inc., Senior Secured Notes, 6.500% due 11/30/25(b)	67,356
	Lockheed Martin Corp., Senior Unsecured Notes:
250,000	3.550% due 1/15/26	254,128
250,000	4.700% due 5/15/46	269,421
	Masonite International Corp., Company Guaranteed Notes:
65,000	5.625% due 3/15/23(b)	66,137
155,000	5.750% due 9/15/26(b)	155,000
	Norfolk Southern Corp., Senior Unsecured Notes:
250,000	2.900% due 6/15/26	240,435
350,000	3.800% due 8/1/28	352,192
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Industrial – (continued)
	Northrop Grumman Corp., Senior Unsecured Notes:
$200,000	2.550% due 10/15/22	$196,465
100,000	4.030% due 10/15/47	93,597
250,000	Owens Corning, Senior Unsecured Notes, 3.400% due 8/15/26	230,141
	Parker-Hannifin Corp., Senior Unsecured Notes:
300,000	3.250% due 3/1/27	290,325
150,000	4.100% due 3/1/47	146,601
	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes:
40,000	3.400% due 11/15/26(b)	37,092
225,000	4.200% due 4/1/27(b)	219,576
60,000	Resideo Funding Inc., Company Guaranteed Notes, 6.125% due 11/1/26(b)	61,500
100,000	Rockwell Collins Inc., Senior Unsecured Notes, 3.200% due 3/15/24	98,031
570,000	Roper Technologies Inc., Senior Unsecured Notes, 4.200% due 9/15/28	573,152
300,000	Ryder System Inc., Senior Unsecured Notes, 2.800% due 3/1/22	294,120
135,000	Stevens Holding Co., Inc., Company Guaranteed Notes, 6.125% due 10/1/26(b)	137,700
300,000	Tech Data Corp., Senior Unsecured Notes, 3.700% due 2/15/22	296,860
200,000	Tecnoglass Inc., Company Guaranteed Notes, 8.200% due 1/31/22	209,500
225,000	Tervita Escrow Corp., Secured Notes, 7.625% due 12/1/21(b)	224,438
	TransDigm Inc.:
110,000	Company Guaranteed Notes, 6.375% due 6/15/26	106,975
85,000	Senior Secured Notes, 6.250% due 3/15/26(b)	87,125
179,000	Triumph Group Inc., Company Guaranteed Notes, 7.750% due 8/15/25	170,050
	Union Pacific Corp., Senior Unsecured Notes:
250,000	3.350% due 8/15/46	207,483
590,000	4.300% due 3/1/49	574,804
125,000	3.875% due 2/1/55	107,694
	United Technologies Corp., Senior Unsecured Notes:
500,000	2.300% due 5/4/22	488,222
250,000	3.750% due 11/1/46	219,902
200,000	Votorantim Cimentos International SA, Company Guaranteed Notes, 7.250% due 4/5/41	219,000
100,000	Vulcan Materials Co., Senior Unsecured Notes, 4.500% due 6/15/47	85,994
115,000	Waste Pro USA Inc., Senior Unsecured Notes, 5.500% due 2/15/26(b)	111,550
530,000	WRKCo Inc., Company Guaranteed Notes, 3.750% due 3/15/25	519,860
	Total Industrial	20,445,857
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – 0.7%
	Apple Inc., Senior Unsecured Notes:
$75,000	2.850% due 5/6/21	$75,156
500,000	2.850% due 2/23/23	499,713
300,000	2.400% due 5/3/23	294,255
250,000	3.000% due 2/9/24	250,488
250,000	3.350% due 2/9/27	249,923
250,000	3.000% due 6/20/27	243,513
250,000	4.250% due 2/9/47	255,722
250,000	3.750% due 11/13/47	236,453
100,000	Applied Materials Inc., Senior Unsecured Notes, 4.350% due 4/1/47	100,240
	Ascend Learning LLC, Senior Unsecured Notes:
205,000	6.875% due 8/1/25(b)	199,619
85,000	6.875% due 8/1/25(b)	83,300
70,000	Banff Merger Sub Inc., Senior Unsecured Notes, 9.750% due 9/1/26(b)	67,812
	Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes:
500,000	3.000% due 1/15/22	490,721
100,000	3.625% due 1/15/24	97,182
300,000	CA Inc., Senior Unsecured Notes, 3.600% due 8/15/22	298,065
180,000	Camelot Finance SA, Senior Unsecured Notes, 7.875% due 10/15/24(b)	187,922
95,000	CDK Global Inc., Senior Unsecured Notes, 5.875% due 6/15/26	97,969
	Dell International LLC/EMC Corp., Senior Secured Notes:
100,000	5.450% due 6/15/23(b)	105,078
600,000	6.020% due 6/15/26(b)	636,286
	DXC Technology Co., Senior Unsecured Notes:
300,000	2.875% due 3/27/20	298,805
393,000	4.750% due 4/15/27	392,167
150,000	Fidelity National Information Services Inc., Senior Unsecured Notes, 4.750% due 5/15/48	139,487
265,000	First Data Corp., Secured Notes, 5.750% due 1/15/24(b)	273,504
210,000	Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 SARL/Greeneden US Holdings II LLC, Company Guaranteed Notes, 10.000% due 11/30/24(b)	229,425
	Hewlett Packard Enterprise Co., Senior Unsecured Notes:
100,000	3.600% due 10/15/20	100,526
150,000	6.200% due 10/15/35	154,439
230,000	Informatica LLC, Senior Unsecured Notes, 7.125% due 7/15/23(b)	232,903
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – (continued)
	Intel Corp., Senior Unsecured Notes:
$500,000	2.700% due 12/15/22	$497,352
250,000	4.100% due 5/19/46	250,405
	International Business Machines Corp., Senior Unsecured Notes:
250,000	2.500% due 1/27/22	246,669
250,000	3.300% due 1/27/27	248,358
100,000	4.000% due 6/20/42	95,287
125,000	KLA-Tencor Corp., Senior Unsecured Notes, 4.650% due 11/1/24	131,136
	Microsoft Corp., Senior Unsecured Notes:
250,000	2.400% due 2/6/22	248,165
250,000	2.875% due 2/6/24	250,065
250,000	3.300% due 2/6/27	251,411
250,000	3.450% due 8/8/36	242,673
750,000	4.250% due 2/6/47	798,758
	Oracle Corp., Senior Unsecured Notes:
500,000	1.900% due 9/15/21	488,430
100,000	2.950% due 11/15/24	98,674
500,000	2.650% due 7/15/26	474,797
250,000	3.850% due 7/15/36	242,234
250,000	4.000% due 7/15/46	239,561
200,000	4.000% due 11/15/47	191,744
	QUALCOMM Inc., Senior Unsecured Notes:
500,000	3.000% due 5/20/22	497,683
100,000	4.650% due 5/20/35	97,807
80,000	Riverbed Technology Inc., Company Guaranteed Notes, 8.875% due 3/1/23(b)	55,789
400,000	Seagate HDD Cayman, Company Guaranteed Notes, 4.250% due 3/1/22	399,341
120,000	Solera LLC/Solera Finance Inc., Senior Unsecured Notes, 10.500% due 3/1/24(b)	130,050
225,000	Sophia LP/Sophia Finance Inc., Senior Unsecured Notes, 9.000% due 9/30/23(b)	232,313
	Total Technology	12,699,375
Utilities – 1.4%
1,300,000	AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, Company Guaranteed Notes, 7.950% due 5/11/26	1,358,513
100,000	Ameren Illinois Co., 1st Mortgage Notes, 3.700% due 12/1/47	94,360
250,000	American Water Capital Corp., Senior Unsecured Notes, 3.750% due 9/1/28	251,945
	Berkshire Hathaway Energy Co., Senior Unsecured Notes:
200,000	6.125% due 4/1/36	242,709
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
$250,000	5.150% due 11/15/43	$276,236
75,000	Calpine Corp., Senior Unsecured Notes, 5.750% due 1/15/25	71,719
250,000	CenterPoint Energy Inc., Senior Unsecured Notes, 3.850% due 2/1/24	250,569
200,000	Colbun SA, Senior Unsecured Notes, 3.950% due 10/11/27	192,752
1,776,600	Cometa Energia SA de CV, Senior Secured Notes, 6.375% due 4/24/35	1,692,212
	Commonwealth Edison Co., 1st Mortgage Notes:
150,000	3.750% due 8/15/47	140,291
150,000	4.000% due 3/1/48	146,984
250,000	Consolidated Edison Co. of New York Inc., Senior Unsecured Notes, 3.950% due 3/1/43	236,435
500,000	Consolidated Edison Inc., Senior Unsecured Notes, 2.000% due 3/15/20	496,135
150,000	DTE Electric Co., General and Refunding Mortgage Bonds, 3.750% due 8/15/47	142,147
	Duke Energy Corp., Senior Unsecured Notes:
1,705,000	2.650% due 9/1/26	1,588,541
350,000	3.750% due 9/1/46	313,604
250,000	Duke Energy Progress LLC, 1st Mortgage Notes, 6.300% due 4/1/38	311,636
273,900	Empresa Electrica Angamos SA, Senior Secured Notes, 4.875% due 5/25/29	273,903
900,000	Empresa Electrica Guacolda SA, Senior Unsecured Notes, 4.560% due 4/30/25	840,813
	Energuate Trust, Company Guaranteed Notes:
200,000	5.875% due 5/3/27(b)	191,000
200,000	5.875% due 5/3/27	191,002
600,000	Engie Energia Chile SA, Senior Unsecured Notes, 5.625% due 1/15/21	623,190
200,000	Entergy Louisiana LLC, Collateral Trust, 4.000% due 3/15/33	202,966
100,000	Eversource Energy, Senior Unsecured Notes, 2.900% due 10/1/24	97,151
500,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 3.400% due 3/15/22	500,316
500,000	FirstEnergy Corp., Senior Unsecured Notes, 3.900% due 7/15/27	495,027
	Florida Power & Light Co., 1st Mortgage Notes:
250,000	3.125% due 12/1/25	250,287
150,000	3.950% due 3/1/48	149,149
550,000	Fortis Inc., Senior Unsecured Notes, 2.100% due 10/4/21	531,425
	Georgia Power Co., Senior Unsecured Notes:
250,000	2.000% due 3/30/20	247,317
250,000	3.250% due 3/30/27	234,034
1,000,000	Inkia Energy Ltd., Senior Unsecured Notes, 5.875% due 11/9/27	965,010
200,000	Israel Electric Corp., Ltd, Senior Secured Notes, 5.000% due 11/12/24(b)	207,900
600,000	LLPL Capital Pte Ltd., Senior Secured Notes, 6.875% due 2/4/39(b)	617,099
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
$774,630	Mexico Generadora de Energia S de rl, Senior Secured Notes, 5.500% due 12/6/32	$766,884
500,000	MidAmerican Energy Co., 1st Mortgage Notes, 3.100% due 5/1/27	488,665
200,000	Minejesa Capital BV, Senior Secured Notes, 4.625% due 8/10/30	188,044
250,000	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 3.550% due 5/1/27	243,979
	NiSource Inc., Senior Unsecured Notes:
150,000	3.490% due 5/15/27	145,311
100,000	4.375% due 5/15/47	96,630
250,000	Northern States Power Co., 1st Mortgage Notes, 3.600% due 5/15/46	233,489
100,000	Oncor Electric Delivery Co. LLC, Senior Secured Notes, 5.300% due 6/1/42	116,442
600,000	Orazul Energy Egenor S en C por A, Company Guaranteed Notes, 5.625% due 4/28/27	570,000
1,300,000	Pampa Energia SA, Senior Unsecured Notes, 7.500% due 1/24/27	1,171,560
250,000	PECO Energy Co., 1st Ref Notes, 4.150% due 10/1/44	249,670
	PPL Capital Funding Inc., Company Guaranteed Notes:
100,000	3.400% due 6/1/23	99,222
250,000	3.100% due 5/15/26	235,105
125,000	PSEG Power LLC, Company Guaranteed Notes, 3.000% due 6/15/21	123,789
200,000	Public Service Electric & Gas Co., 1st Mortgage Notes, 4.050% due 5/1/48	201,724
100,000	Public Service Enterprise Group Inc., Senior Unsecured Notes, 2.650% due 11/15/22	97,652
150,000	Puget Sound Energy Inc., 1st Mortgage Notes, 4.223% due 6/15/48	152,405
100,000	San Diego Gas & Electric Co., 1st Mortgage Notes, 6.000% due 6/1/39	113,601
125,000	Sempra Energy, Senior Unsecured Notes, 4.050% due 12/1/23	125,287
	Southern California Edison Co., 1st Ref Notes:
125,000	4.050% due 3/15/42	115,652
250,000	4.000% due 4/1/47	225,789
150,000	Southern California Gas Co., 1st Mortgage Notes, 3.150% due 9/15/24	146,516
250,000	Southern Co., Senior Unsecured Notes, 4.400% due 7/1/46	239,802
150,000	Southern Co. Gas Capital Corp, Company Guaranteed Notes, 4.400% due 5/30/47	144,732
250,000	Southwestern Electric Power Co., Senior Unsecured Notes, 3.900% due 4/1/45	226,384
100,000	Southwestern Public Service Co., 1st Mortgage Notes, 4.500% due 8/15/41	103,114
393,200	Star Energy Geothermal Wayang Windu Ltd., Senior Secured Notes, 6.750% due 4/24/33	386,647
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
CORPORATE BONDS & NOTES – (continued)
Utilities – (continued)
$1,011,798	Stoneway Capital Corp., Senior Secured Notes, 10.000% due 3/1/27	$1,005,474
200,000	Transelec SA, Senior Unsecured Notes, 4.625% due 7/26/23	203,500
	Virginia Electric & Power Co., Senior Unsecured Notes:
100,000	2.950% due 1/15/22	99,369
250,000	3.500% due 3/15/27	248,813
250,000	4.000% due 1/15/43	237,656
	Vistra Operations Co. LLC:
130,000	Company Guaranteed Notes, 5.500% due 9/1/26(b)	134,875
110,000	Senior Unsecured Notes, 5.625% due 2/15/27(b)	113,300
	Total Utilities	23,475,459
	TOTAL CORPORATE BONDS & NOTES (Cost – $340,517,249)	336,067,822
MORTGAGE-BACKED SECURITIES – 18.5%
FHLMC – 4.2%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
3,496,398	2.500% due 2/1/32	3,431,531
150,000	2.500% due 3/1/49(i)	142,260
19,571,143	3.000% due 3/1/32 – 1/1/46	19,298,334
35,995,141	3.500% due 6/1/33 – 2/1/48	36,169,303
446,000	3.500% due 3/15/34(i)	453,282
7,042,154	4.000% due 5/1/46 – 1/1/49	7,222,933
1,644,000	4.000% due 3/1/49(i)	1,676,468
3,955,792	4.500% due 9/1/46 – 11/1/48	4,122,867
244,038	5.000% due 10/1/48	256,457
	TOTAL FHLMC	72,773,435
FNMA – 11.7%
	Federal National Mortgage Association (FNMA):
1,700,000	2.490% due 9/1/28	1,596,322
22,299,586	2.500% due 1/1/32 – 2/1/47	21,293,648
225,000	2.500% due 3/1/49(i)	213,416
61,409,960	3.000% due 2/1/32 – 3/1/47	60,309,989
89,812	3.000% due 2/1/33	89,743
169,679	3.000% due 12/1/33	169,422
56,695,662	3.500% due 7/1/26 – 4/1/48	56,950,328
44,615,460	4.000% due 7/1/26 – 1/1/49	45,636,276
235,000	4.000% due 3/1/34(i)	240,992
999,487	4.000% due 2/1/49	1,019,471
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
MORTGAGE-BACKED SECURITIES – (continued)
FNMA – (continued)
$8,555,677	4.500% due 5/1/48 – 2/1/49	$8,858,167
6,348,336	5.000% due 4/1/40 – 3/1/47	6,787,230
	TOTAL FNMA	203,165,004
GNMA – 2.6%
	Government National Mortgage Association II (GNMA):
450,013	2.500% due 1/20/47	431,258
11,244,924	3.000% due 6/20/46 – 7/20/46	11,116,789
17,315,786	3.500% due 5/20/43 – 12/20/47	17,473,043
9,481,269	4.000% due 9/20/45 – 9/20/48	9,758,655
775,000	4.000% due 3/20/49(i)	795,268
5,342,986	4.500% due 2/20/47 – 1/20/49	5,533,903
700,288	5.000% due 3/20/48 – 11/20/48	732,218
	TOTAL GNMA	45,841,134
	TOTAL MORTGAGE-BACKED SECURITIES (Cost – $324,849,873)	321,779,573
ASSET-BACKED SECURITIES – 7.8%
3,134,216	AASET US Ltd., Series 2018-1A, Class A, 3.844% due 1/16/38(b)	3,117,477
500,000	Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.820% due 3/18/24	504,785
500,000	Assurant CLO III Ltd., Series 2018-2A, Class A, 3.991% (3-Month USD-LIBOR + 1.230%) due 10/20/31(a)(b)	494,400
5,073,562	Bayview Opportunity Master Fund IVa Trust, Series 2018-RN6, Class A1, step bond to yield, 4.090% due 7/25/33(b)	5,067,145
1,865,300	Castlelake Aircraft Securitization Trust, Series 2018-1, Class A, 4.125% due 6/15/43(b)	1,862,239
500,000	CBAM Ltd., Series 2018-6A, Class A, 3.727% (3-Month USD-LIBOR + 0.940%) due 7/15/31(a)(b)	494,013
1,000,000	CFIP CLO Ltd., Series 2014-1A, Class AR, 4.117% (3-Month USD-LIBOR + 1.320%) due 7/13/29(a)(b)	997,910
	Citibank Credit Card Issuance Trust:
200,000	Series 2017-A3, Class A3, 1.920% due 4/7/22	198,153
600,000	Series 2018-A6, Class A6, 3.210% due 12/7/24	607,962
9,564,534	CSMC Trust, Series 2018-RPL8, Class A1, 4.125% due 7/25/58(a)(b)	9,557,613
1,000,000	CVP CLO Ltd., Series 2017-1A, Class A, 4.101% (3-Month USD-LIBOR + 1.340%) due 7/20/30(a)(b)	998,385
1,000,000	Elevation CLO Ltd., Series 2014-2A, Class A1R, 4.017% (3-Month USD-LIBOR + 1.230%) due 10/15/29(a)(b)	995,477
800,000	Flatiron CLO 17 Ltd., Series 2017-1A, Class B, 4.284% (3-Month USD-LIBOR + 1.600%) due 5/15/30(a)(b)	793,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$750,000	Ford Credit Auto Owner Trust, Series 2017-C, Class A4, 2.160% due 3/15/23	$738,997
5,042,715	GCAT LLC, Series 2017-2, Class A1, step bond to yield, 3.500% due 4/25/47(b)	5,014,966
1,199,000	GPMT Ltd., Series 2019-FL2, Class A, 3.800% (1-Month USD-LIBOR + 1.300%) due 2/22/36(a)(b)	1,201,246
4,637,234	Helios Issuer LLC, Series 2017-1A, Class A, 4.940% due 9/20/49(b)	4,723,827
529,000	Hunt CRE Ltd., Series 2018-FL2, Class A, 3.569% (1-Month USD-LIBOR + 1.080%) due 8/15/28(a)(b)	526,355
	Invitation Homes Trust:
2,240,000	Series 2018-SFR1, Class C, 3.731% (1-Month USD-LIBOR + 1.250%) due 3/17/37(a)(b)	2,213,749
1,425,000	Series 2018-SFR1, Class D, 3.931% (1-Month USD-LIBOR + 1.450%) due 3/17/37(a)(b)	1,413,383
985,000	Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.846% due 7/30/47(b)	994,574
1,127,000	KREF Ltd., Series 2018-FL1, Class A, 3.589% (1-Month USD-LIBOR + 1.100%) due 6/15/36(a)(b)	1,125,476
1,000,000	LCM XV LP, Series 15A, Class DR, 6.461% (3-Month USD-LIBOR + 3.700%) due 7/20/30(a)(b)	985,533
1,000,000	Madison Park Funding XI Ltd., Series 2013-11A, Class AR, 3.932% (3-Month USD-LIBOR + 1.160%) due 7/23/29(a)(b)	998,022
1,000,000	Marathon CLO V Ltd., Series 2013-5A, Class A1R, 3.511% (3-Month USD-LIBOR + 0.870%) due 11/21/27(a)(b)	990,500
2,000,000	Marathon CLO VII Ltd., Series 2014-7A, Class A1R, 4.085% (3-Month USD-LIBOR + 1.320%) due 10/28/25(a)(b)	2,000,372
1,000,000	Marble Point CLO XIV Ltd., Series 2018-2A, Class A1, 4.052% (3-Month USD-LIBOR + 1.330%) due 1/20/32(a)(b)	998,975
	Marlette Funding Trust:
51,241	Series 2017-2A, Class A, 2.390% due 7/15/24(b)	51,227
365,769	Series 2018-1A, Class A, 2.610% due 3/15/28(b)	364,901
1,500,000	Midocean Credit CLO VII, Series 2017-7A, Class A1, 4.107% (3-Month USD-LIBOR + 1.320%) due 7/15/29(a)(b)	1,498,476
1,000,000	MP CLO III Ltd., Series 2013-1A, Class AR, 4.011% (3-Month USD-LIBOR + 1.250%) due 10/20/30(a)(b)	995,139
1,000,000	MP CLO IV Ltd., Series 2013-2A, Class ARR, 4.051% (3-Month USD-LIBOR + 1.280%) due 7/25/29(a)(b)	996,875
500,000	Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A, 3.637% (3-Month USD-LIBOR + 0.850%) due 1/15/28(a)(b)	495,908
1,861,854	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.740% due 8/16/21	1,850,858
500,000	Northwoods Capital XI-B Ltd., Series 2018-11BA, Class A1, 3.861% (3-Month USD-LIBOR + 1.100%) due 4/19/31(a)(b)	490,250
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$1,000,000	Northwoods Capital XVI Ltd., Series 2017-16A, Class A, 3.954% (3-Month USD-LIBOR + 1.270%) due 11/15/30(a)(b)	$992,386
9,183,550	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2, Class A1, step bond to yield, 3.000% due 7/25/57(b)	9,008,658
15,028,412	Option One Mortgage Loan Trust, Series 2007-6, Class 1A1, 2.680% (1-Month USD-LIBOR + 0.190%) due 7/25/37(a)	13,558,642
633,225	Palmer Square Loan Funding Ltd., Series 2017-1A, Class A1, 3.527% (3-Month USD-LIBOR + 0.740%) due 10/15/25(a)(b)	629,817
8,213,639	PRPM LLC, Series 2017-2A, Class A1, step bond to yield, 3.470% due 9/25/22(b)	8,184,395
1,000,000	Regatta XI Funding Ltd., Series 2018-1A, Class B, 4.423% (3-Month USD-LIBOR + 1.650%) due 7/17/31(a)(b)	976,617
1,000,000	Rockford Tower CLO Ltd., Series 2017-3A, Class A, 3.951% (3-Month USD-LIBOR + 1.190%) due 10/20/30(a)(b)	990,418
1,000,000	Sofi Professional Loan Program Trust, Series 2018-B, Class BFX, 3.830% due 8/25/47(b)	984,446
500,000	Sound Point CLO XXI Ltd., Series 2018-3A, Class A1A, 3.594% (3-Month USD-LIBOR + 1.180%) due 10/26/31(a)(b)	493,098
1,000,000	Steele Creek CLO Ltd., Series 2015-1A, Class AR, 3.901% (3-Month USD-LIBOR + 1.260%) due 5/21/29(a)(b)	998,634
1,000,000	Symphony CLO XV Ltd., Series 2014-15A, Class AR2, 4.103% (3-Month USD-LIBOR + 1.260%) due 1/17/32(a)(b)	1,001,324
1,995,000	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.318% due 11/25/48(b)	2,027,479
1,252,300	Textainer Marine Containers V Ltd., Series 2017-1A, Class A, 3.720% due 5/20/42(b)	1,246,304
1,000,000	THL Credit Wind River CLO Ltd., Series 2014-2A, Class AR, 3.927% (3-Month USD-LIBOR + 1.140%) due 1/15/31(a)(b)	987,500
500,000	Vibrant CLO X Ltd., Series 2018-10A, Class A1, 3.638% (3-Month USD-LIBOR + 1.200%) due 10/20/31(a)(b)	495,769
10,252,400	VOLT LXXII LLC, Series 2018-NPL8, Class A1A, step bond to yield, 4.213% due 10/26/48(b)	10,191,361
10,623,831	WaMu Asset-Backed Certificates WaMu Trust, Series 2007-HE4, Class 1A, 2.660% (1-Month USD-LIBOR + 0.170%) due 7/25/47(a)	8,168,406
14,949,815	Washington Mutural Asset-Backed Certificates WMABS Trust, Series 2006-HE3, Class 1A, 2.645% (1-Month USD-LIBOR + 0.155%) due 8/25/36(a)	13,830,700
	Wellfleet CLO Ltd.:
1,000,000	Series 2017-2A, Class A1, 4.011% (3-Month USD-LIBOR + 1.250%) due 10/20/29(a)(b)	998,172
1,000,000	Series 2017-3A, Class A1, 3.923% (3-Month USD-LIBOR + 1.150%) due 1/17/31(a)(b)	987,881
500,000	Series 2018-2A, Class A1, 3.638% (3-Month USD-LIBOR + 1.200%) due 10/20/31(a)(b)	495,874
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
ASSET-BACKED SECURITIES – (continued)
$1,000,000	Zais CLO 5 Ltd., Series 2016-2A, Class A1, 4.317% (3-Month USD-LIBOR + 1.530%) due 10/15/28(a)(b)	$998,194
	TOTAL ASSET-BACKED SECURITIES (Cost – $133,192,435)	134,604,243
SENIOR LOANS(a) – 3.2%
25,000	8th Avenue Food & Provisions Inc., 6.264% (1-Month USD-LIBOR + 3.750%) due 10/1/25	25,031
115,000	Acadia Healthcare Co., Inc., due 2/16/23(j)	114,533
581,873	Access CIG LLC, 6.243% (1-Month USD-LIBOR + 3.750%) due 2/27/25	575,083
95,000	Achilles Acquisition LLC, 6.500% (1-Month USD-LIBOR + 4.000%) due 10/13/25(d)	94,406
	Acrisure LLC:
79,600	6.379% (3-Month USD-LIBOR + 3.750%) due 11/22/23	79,202
378,831	6.879% (3-Month USD-LIBOR + 4.250%) due 11/22/23	378,831
100,000	Agiliti Health, Inc., 5.563% (1-Month USD-LIBOR + 3.000%) due 1/4/26(d)	99,875
287,907	Air Medical Group Holdings Inc., 5.744% (1-Month USD-LIBOR + 3.250%) due 4/28/22	278,610
255,000	Air Methods Corp., 6.303% (3-Month USD-LIBOR + 3.500%) due 4/22/24	206,231
149,620	Albertson’s LLC, 5.479% (1-Month USD-LIBOR + 3.000%) due 6/22/23	148,742
78,543	Alera Group Intermediate Holdings Inc., due 8/1/25(d)(j)	78,739
194,025	Aleris International Inc., 7.243% (1-Month USD-LIBOR + 4.750%) due 2/27/23	194,268
175,000	Allied Universal Holdco LLC, 6.743% (1-Month USD-LIBOR + 4.250%) due 7/28/22	172,520
159,700	Altice France SA, due 8/14/26(j)	155,109
75,000	American Airlines Inc., 4.489% (1-Month USD-LIBOR + 2.000%) due 12/14/23	73,735
247,252	American Tire Distributors Inc., 10.129% (3-Month USD-LIBOR + 7.500%) due 9/2/24	224,072
143,437	Applied Systems Inc., 5.493% (1-Month USD-LIBOR + 3.000%) due 9/19/24	142,137
140,000	ASP Unifrax Holdings Inc., 6.528% (3-Month USD-LIBOR + 3.750%) due 12/12/25	133,263
585,522	AssuredPartners Inc., 5.743% (1-Month USD-LIBOR + 3.250%) due 10/22/24	579,666
	Asurion LLC:
180,833	due 11/3/23(j)	180,672
115,000	8.993% (1-Month USD-LIBOR + 6.500%) due 8/4/25	116,701
375,000	athenahealth Inc., due 2/11/26(j)	372,656
195,000	Auris Luxembourg III SARL, due 2/27/26(j)	194,756
319,150	Avantor Inc., 6.572% (3-Month USD-LIBOR + 3.750%) due 11/21/24	319,721
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$504,615	Avaya Inc., 6.780% (2-Month USD-LIBOR + 4.250%) due 12/15/24	$503,737
182,568	Axalta Coating Systems Dutch Holding B B.V., due 6/1/24(j)	180,566
49,874	Bass Pro Group LLC, 7.493% (1-Month USD-LIBOR + 5.000%) due 9/25/24	49,708
	Bausch Health Cos., Inc.:
56,929	5.512% (1-Month USD-LIBOR + 3.000%) due 6/2/25	56,957
173,250	5.262% (1-Month USD-LIBOR + 2.750%) due 11/27/25	172,687
253,725	BCP Renaissance Parent LLC, 6.244% (3-Month USD-LIBOR + 3.500%) due 10/31/24	253,672
15,000	Belfor Holdings Inc., due 2/13/26(j)	15,113
26,700	Berry Global Inc., 4.610% (2-Month USD-LIBOR + 2.000%) due 10/1/22	26,610
414,785	BJ’s Wholesale Club Inc., 5.498% (1-Month USD-LIBOR + 3.000%) due 2/3/24	413,317
269,050	Blackhawk Network Holdings Inc., due 6/15/25(j)	266,193
405,000	Boxer Parent Co., Inc., 7.053% (3-Month USD-LIBOR + 4.250%) due 10/2/25	402,315
144,666	Brand Energy & Infrastructure Services Inc., 6.957% (3-Month USD-LIBOR + 4.250%) due 6/21/24	141,072
283,575	Brazos Delaware II LLC, 6.482% (1-Month USD-LIBOR + 4.000%) due 5/21/25	271,702
390,047	Bright Bidco BV, 6.203% (3-Month USD-LIBOR + 3.500%) due 6/30/24	316,773
245,000	Brookfield WEC Holdings Inc., 6.243% (1-Month USD-LIBOR + 3.750%) due 8/1/25	245,230
284,567	BWay Holding Co., 6.033% (3-Month USD-LIBOR + 3.250%) due 4/3/24	278,574
120,000	Cabot Microelectronics Corp., 4.750% (1-Month USD-LIBOR + 2.250%) due 11/14/25(d)	119,550
465,476	Canyon Valor Cos., Inc., 5.553% (3-Month USD-LIBOR + 2.750%) due 6/16/23	459,309
590,702	Capri Acquisitions BidCo Ltd., 5.994% (3-Month USD-LIBOR + 3.250%) due 11/1/24(d)	581,351
330,209	CBS Radio Inc., 5.243% (1-Month USD-LIBOR + 2.750%) due 11/18/24	328,145
244,931	Cengage Learning Inc., due 6/7/23(j)	225,718
297,236	CenturyLink Inc., 5.243% (1-Month USD-LIBOR + 2.750%) due 1/31/25	292,462
182,372	Change Healthcare Holdings Inc., due 3/1/24(j)	180,918
278,600	CHG PPC Parent LLC, 5.243% (1-Month USD-LIBOR + 2.750%) due 3/31/25	275,814
448,875	Cincinnati Bell Inc., 5.743% (1-Month USD-LIBOR + 3.250%) due 10/2/24	445,028
308,677	ClubCorp Holdings Inc., 5.553% (3-Month USD-LIBOR + 2.750%) due 9/18/24	299,031
255,000	Commscope Inc., due 2/6/26(j)	255,638
558,005	Compass Power Generation LLC, 5.993% (1-Month USD-LIBOR + 3.500%) due 12/20/24	556,437
243,426	Covia Holdings Corp., 6.553% (3-Month USD-LIBOR + 3.750%) due 6/1/25	210,685
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$45,000	CPM Holdings Inc., 6.243% (1-Month USD-LIBOR + 3.750%) due 11/17/25(d)	$44,410
55,000	CSC Holdings LLC, 4.739% (1-Month USD-LIBOR + 2.250%) due 1/15/26	54,257
	CSC Holdings, LLC:
150,000	4.739% (1-Month USD-LIBOR + 2.250%) due 7/17/25	147,964
170,000	due 4/15/27(j)	169,703
374,583	CSM Bakery Solutions Ltd., 6.800% (3-Month USD-LIBOR + 4.000%) due 7/3/20(d)	351,482
436,575	Cvent Inc., 6.243% (1-Month USD-LIBOR + 3.750%) due 11/29/24	430,027
271,945	CVS Holdings I LP, 5.250% (1-Month USD-LIBOR + 2.750%) due 2/6/25(d)	267,357
	Cyxtera DC Holdings Inc.:
586,913	5.520% (1-Month USD-LIBOR + 3.000%) due 5/1/24	578,843
50,000	9.770% (1-Month USD-LIBOR + 7.250%) due 5/1/25	45,350
570,936	Deerfield Dakota Holding LLC, 5.743% (1-Month USD-LIBOR + 3.250%) due 2/13/25	559,877
181,400	Dell International LLC, due 9/7/23(j)	180,695
	Dentalcorp of Canada ULC:
38,125	5.582% (1-Month USD-LIBOR + 3.750%) due 6/6/25(d)	37,720
206,960	6.243% (1-Month USD-LIBOR + 3.750%) due 6/6/25(d)	204,762
272,791	Digicel International Finance Ltd., 5.880% (3-Month USD-LIBOR + 3.250%) due 5/27/24	240,964
85,000	Dun & Bradstreet Corp., due 2/6/26(j)	85,021
75,000	Dynasty Acquisition Co., Inc., due 1/23/26(j)	75,179
227,000	Dynatrace LLC, 5.743% (1-Month USD-LIBOR + 3.250%) due 8/22/25	225,770
511,138	EAB Global Inc., 6.407% (3-Month USD-LIBOR + 3.750%) due 11/15/24	495,803
	Edelman Financial Center LLC:
355,000	6.037% (3-Month USD-LIBOR + 3.250%) due 7/21/25	354,261
25,000	9.537% (3-Month USD-LIBOR + 6.750%) due 7/20/26	24,792
213,750	Edgewater Generation LLC, due 12/13/25(j)	212,948
587,201	EG Group Ltd. 6.813% (3-Month USD-LIBOR + 4.000%) due 2/7/25	571,423
450,000	Envision Healthcare Corp., 6.243% (1-Month USD-LIBOR + 3.750%) due 10/10/25	432,171
335,480	Equian Buyer Corp., 5.743% (1-Month USD-LIBOR + 3.250%) due 5/20/24	330,552
585,318	Equinox Holdings Inc., 5.493% (1-Month USD-LIBOR + 3.000%) due 3/8/24	581,221
57,220	Exgen Renewables IV LLC, 5.630% (3-Month USD-LIBOR + 3.000%) due 11/28/24	53,179
561,067	Explorer Holdings Inc., 6.553% (3-Month USD-LIBOR + 3.750%) due 5/2/23	561,067
208,425	Filtration Group Corp., 5.493% (1-Month USD-LIBOR + 3.000%) due 3/29/25	207,539
360,000	Financial & Risk US Holdings Inc., 6.243% (1-Month USD-LIBOR + 3.750%) due 10/1/25	354,280
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$357,412	Flexera Software LLC, 5.750% (1-Month USD-LIBOR + 3.250%) due 2/26/25	$355,067
181,252	Foresight Energy LLC, 8.379% (3-Month USD-LIBOR + 5.750%) due 3/28/22	178,080
175,000	Forest City Enterprises LP, 6.512% (1-Month USD-LIBOR + 4.000%) due 12/8/25	175,656
316,269	Forterra Finance LLC, 5.493% (1-Month USD-LIBOR + 3.000%) due 10/25/23	293,564
93,561	frontdoor Inc., 5.000% (1-Month USD-LIBOR + 2.500%) due 8/16/25	93,152
353,225	Frontera Generation Holdings LLC, 6.762% (1-Month USD-LIBOR + 4.250%) due 5/2/25(d)	347,337
319,333	Gates Global LLC, 5.243% (1-Month USD-LIBOR + 2.750%) due 4/1/24	318,135
	Gentiva Health Services Inc.:
424,095	6.250% (1-Month USD-LIBOR + 3.750%) due 7/2/25	424,626
105,000	9.500% (1-Month USD-LIBOR + 7.000%) due 7/2/26	106,706
50,000	Getty Images Inc., 7.063% (1-Month USD-LIBOR + 4.500%) due 2/19/26	49,860
355,000	GOBP Holdings Inc., 6.553% (3-Month USD-LIBOR + 3.750%) due 10/22/25	352,337
235,000	GoodRx Inc., 5.494% (1-Month USD-LIBOR + 3.000%) due 10/10/25	233,310
418,347	Graftech International Ltd., 5.993% (1-Month USD-LIBOR + 3.500%) due 2/12/25	416,778
181,685	Gray Television Inc., due 1/2/26(j)	181,095
585,443	Greeneden US Holdings I LLC, 5.743% (1-Month USD-LIBOR + 3.250%) due 12/1/23	578,564
426,627	GTT Communications Inc., due 5/31/25(j)	408,056
383,288	Gulf Finance LLC, 7.867% (1/3-Month USD-LIBOR + 5.250%) due 8/25/23	305,672
112,656	GW Honos Security Corp., 6.236% (3-Month USD-LIBOR + 3.500%) due 5/24/24	111,755
190,704	Harbor Freight Tools USA Inc., 4.993% (1-Month USD-LIBOR + 2.500%) due 8/18/23	188,022
567,531	Hayward Industries Inc., 5.993% (1-Month USD-LIBOR + 3.500%) due 8/5/24	559,903
	Hyland Software Inc.:
525,000	due 7/1/24(j)	525,656
90,000	9.493% (1-Month USD-LIBOR + 7.000%) due 7/7/25	89,460
349,116	Informatica LLC, 5.743% (1-Month USD-LIBOR + 3.250%) due 8/5/22	349,116
285,000	Information Resources Inc., 7.129% (3-Month USD-LIBOR + 4.500%) due 12/1/25	280,725
589,257	Intelsat Jackson Holdings SA, 6.229% (1-Month USD-LIBOR + 3.750%) due 11/27/23	588,650
184,788	Intrawest Resorts Holdings Inc., due 7/31/24(j)	184,017
405,062	ION Trading Technologies SARL, 6.634% (2-Month USD-LIBOR + 4.000%) due 11/21/24	383,796
533,884	IRB Holding Corp., 5.744% (1-Month USD-LIBOR + 3.250%) due 2/5/25	529,383
181,513	Jaguar Holding Co. I LLC, due 8/18/22(j)	180,448
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$333,325	KBR Inc., 6.243% (1-Month USD-LIBOR + 3.750%) due 4/25/25(d)	$333,742
179,419	Kenan Advantage Group Holdings Corp., 5.493% (1-Month USD-LIBOR + 3.000%) due 7/29/22	175,943
174,563	Kindred Healthcare LLC, 7.500% (1-Month USD-LIBOR + 5.000%) due 7/2/25(d)	168,889
322,781	Klockner Pentaplast of America Inc., 6.743% (1-Month USD-LIBOR + 4.250%) due 6/30/22	292,520
517,446	Kronos Acquisition Intermediate Inc., due 5/15/23(d)(j)	482,947
181,306	Kronos Inc., due 11/1/23(j)	180,490
181,619	Life Time Fitness Inc., due 6/10/22(j)	180,549
193,538	Lions Gate Capital Holdings LLC, 4.743% (1-Month USD-LIBOR + 2.250%) due 3/24/25	192,450
289,113	LTI Holdings Inc., 5.993% (1-Month USD-LIBOR + 3.500%) due 9/6/25	282,246
258,050	Lucid Energy Group II Borrower LLC, 5.490% (1-Month USD-LIBOR + 3.000%) due 2/17/25	240,402
416,079	Mavis Tire Express Services Corp., due 3/20/25(d)(j)	410,878
153,093	McDermott International Inc., 7.493% (1-Month USD-LIBOR + 5.000%) due 5/12/25	147,073
184,125	Meredith Corp., 5.243% (1-Month USD-LIBOR + 2.750%) due 1/31/25	184,048
175,000	Messer Industries LLC, due 10/1/25(j)	173,687
569,479	Milacron LLC, 4.993% (1-Month USD-LIBOR + 2.500%) due 9/28/23	561,296
375,000	Millennium Trust Co., LLC, due 2/27/26(j)	371,250
	Misys Ltd.:
294,060	6.303% (3-Month USD-LIBOR + 3.500%) due 6/13/24	290,852
115,000	10.053% (3-Month USD-LIBOR + 7.250%) due 6/13/25	112,939
536,100	Mitchell International Inc., 5.743% (1-Month USD-LIBOR + 3.250%) due 11/29/24	522,365
	MLN US HoldCo LLC:
330,000	6.993% (1-Month USD-LIBOR + 4.500%) due 11/30/25	327,627
75,000	11.243% (1-Month USD-LIBOR + 8.750%) due 11/30/26	73,438
154,605	Monitronics International Inc., 8.303% (3-Month USD-LIBOR + 5.500%) due 9/30/22	135,183
182,530	MPH Acquisition Holdings LLC, due 6/7/23(j)	180,522
145,000	NEP Group Inc., 5.743% (1-Month USD-LIBOR + 3.250%) due 10/20/25	144,758
501,213	Oryx Southern Delaware Holdings LLC, 5.743% (1-Month USD-LIBOR + 3.250%) due 2/28/25	485,550
45,000	Outcomes Group Holdings Inc., 6.277% (3-Month USD-LIBOR + 3.500%) due 10/24/25	44,325
257,728	Parexel International Corp., 5.243% (1-Month USD-LIBOR + 2.750%) due 9/27/24	249,996
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$461,426	Peak 10 Holding Corp., 6.303% (3-Month USD-LIBOR + 3.500%) due 8/1/24	$436,048
139,457	PetSmart Inc., 5.520% (3-Month USD-LIBOR + 3.000%) due 3/11/22	118,728
177,380	Pike Corp., due 3/23/25(j)	177,270
395,200	Plantronics Inc., 4.993% (1-Month USD-LIBOR + 2.500%) due 7/2/25	392,978
604,220	Playa Resorts Holding BV, 5.240% (1-Month USD-LIBOR + 2.750%) due 4/29/24	590,124
522,624	Ply Gem Gem Midco Inc., 6.547% (3-Month USD-LIBOR + 3.750%) due 4/12/25	507,599
182,602	PODS LLC, due 12/6/24(j)	181,232
642,787	PowerTeam Services LLC, due 3/6/25(j)	614,935
406,902	Prime Security Services Borrower LLC, 5.243% (1-Month USD-LIBOR + 2.750%) due 5/2/22	405,547
587,680	Project Alpha Intermediate Holding Inc., 6.370% (3-Month USD-LIBOR + 3.500%) due 4/26/24	571,031
406,343	Radiate Holdco LLC, 5.493% (1-Month USD-LIBOR + 3.000%) due 2/1/24	403,869
443,925	Radiology Partners Inc., 7.421% (2-Month USD-LIBOR + 4.750%) due 7/9/25(d)	445,403
250,000	Regionalcare Hospital Partners Holdings Inc., due 11/16/25(j)	249,583
572,125	Renaissance Holding Corp., 5.743% (1-Month USD-LIBOR + 3.250%) due 5/30/25	558,062
365,186	RentPath LLC, 7.250% (1-Month USD-LIBOR + 4.750%) due 12/17/21(d)	283,475
153,823	Reynolds Group Holdings Inc., 5.243% (1-Month USD-LIBOR + 2.750%) due 2/5/23	153,054
70,000	Schenectady International Group Inc., 7.537% (3-Month USD-LIBOR + 4.750%) due 10/15/25	69,825
182,198	Scientific Games International Inc., due 8/14/24(j)	180,475
	Securus Technologies Holdings Inc.:
104,000	due 11/1/24(d)(j)	102,310
469,504	6.993% (1-Month USD-LIBOR + 4.500%) due 11/1/24	466,570
205,000	Sedgwick CMS Holdings Inc., 5.743% (1-Month USD-LIBOR + 3.250%) due 12/31/25	203,903
542,744	Select Medical Corp., 4.990% (1-Month USD-LIBOR + 2.500%) due 3/6/25	537,995
455,000	Severin Acquisition LLC, 5.989% (3-Month USD-LIBOR + 3.250%) due 8/1/25	449,312
591,252	SIWF Holdings Inc., 6.731% (1-Month USD-LIBOR + 4.250%) due 6/15/25	588,296
331,028	SolarWinds Holdings Inc., 5.243% (1-Month USD-LIBOR + 2.750%) due 2/5/24	329,790
	Solenis Holdings LLC:
55,000	11.129% (3-Month USD-LIBOR + 8.500%) due 6/26/24(d)	52,387
308,675	due 6/26/25(j)	306,283
589,142	Solera LLC, 5.243% (1-Month USD-LIBOR + 2.750%) due 3/3/23	584,723
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
$181,435	Sophia LP, due 9/30/22(j)	$180,811
339,337	Sound Inpatient Physicians Inc., 5.243% (1-Month USD-LIBOR + 2.750%) due 6/27/25	337,640
440,288	Southern Graphics Inc., 5.788% (2-Month USD-LIBOR + 3.250%) due 12/31/22	396,994
139,649	SpeedCast International Ltd., 5.553% (3-Month USD-LIBOR + 2.750%) due 5/15/25(d)	135,809
54,725	SRS Distribution Inc., 5.743% (1-Month USD-LIBOR + 3.250%) due 5/23/25	53,574
199,497	SS&C Technologies Holdings Inc., 4.743% (1-Month USD-LIBOR + 2.250%) due 4/16/25	198,561
232,063	Staples Inc., 6.509% (1-Month USD-LIBOR + 4.000%) due 9/12/24	230,234
355,000	Starfruit Finco BV, 5.764% (1-Month USD-LIBOR + 3.250%) due 10/1/25	352,561
91,868	Stars Group Holdings BV, 6.303% (3-Month USD-LIBOR + 3.500%) due 7/10/25	91,836
173,177	Syncreon Global Finance (US) Inc., 6.994% (3-Month USD-LIBOR + 4.250%) due 10/28/20	137,459
310,000	Tempo Acquisition LLC, due 5/1/24(j)	309,550
325,000	Tenneco Inc., 5.243% (1-Month USD-LIBOR + 2.750%) due 10/1/25	322,562
155,573	Thor Industries Inc., 6.313% (3-Month USD-LIBOR + 3.750%) due 2/1/26	150,906
411,776	Titan Acquisition Ltd., 5.493% (1-Month USD-LIBOR + 3.000%) due 3/28/25	395,305
594,261	TKC Holdings Inc., 6.250% (1-Month USD-LIBOR + 3.750%) due 2/1/23	587,017
	Transdigm Inc.:
305,015	4.993% (1-Month USD-LIBOR + 2.500%) due 6/9/23	301,169
165,172	4.993% (1-Month USD-LIBOR + 2.500%) due 5/30/25	162,694
149,250	Travel Leaders Group LLC, 6.481% (1-Month USD-LIBOR + 4.000%) due 1/25/24	149,623
284,288	Traverse Midstream Partners LLC, 6.600% (3-Month USD-LIBOR + 4.000%) due 9/27/24	284,020
294,261	Uber Technologies Inc., 6.517% (1-Month USD-LIBOR + 4.000%) due 4/4/25	294,261
543,885	UFC Holdings LLC, 5.750% (1-Month USD-LIBOR + 3.250%) due 8/18/23	543,717
140,000	Ultra Resources Inc., 6.481% (1-Month USD-LIBOR + 4.000%) due 4/12/24	125,028
257,622	US Renal Care Inc., 7.053% (3-Month USD-LIBOR + 4.250%) due 12/30/22	257,161
311,318	US Silica Co., 6.500% (1-Month USD-LIBOR + 4.000%) due 5/1/25	294,896
89,773	Vantage Specialty Chemicals Inc., 6.056% (1/3-Month USD-LIBOR + 3.500%) due 10/28/24	88,577
146,114	VeriFone Systems Inc., 6.683% (3-Month USD-LIBOR + 4.000%) due 8/20/25	145,462
468,825	Verscend Holding Corp., 6.993% (1-Month USD-LIBOR + 4.500%) due 8/27/25	469,411
480,000	Vertafore Inc., 6.053% (3-Month USD-LIBOR + 3.250%) due 7/2/25	474,000
150,000	Wand Newco 3 Inc., 6.014% (3-Month USD-LIBOR + 3.500%) due 2/5/26	150,338
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SENIOR LOANS(a) – (continued)
	Web.com Group Inc.:
$295,000	6.267% (1-Month USD-LIBOR + 3.750%) due 10/10/25	$292,787
83,571	10.267% (1-Month USD-LIBOR + 7.750%) due 10/9/26	81,900
370,041	West Corp., 6.629% (1-Month USD-LIBOR + 4.000%) due 10/10/24	349,533
273,618	Wink Holdco Inc., 5.493% (1-Month USD-LIBOR + 3.000%) due 12/2/24(d)	269,240
289,275	WP CPP Holdings LLC, 6.509% (3-Month USD-LIBOR + 3.750%) due 4/30/25	288,069
151,646	Yak Access LLC, 7.493% (1-Month USD-LIBOR + 5.000%) due 7/11/25(d)	130,984
	TOTAL SENIOR LOANS (Cost – $56,480,566)	55,370,875
SOVEREIGN BONDS – 1.1%
Argentina – 0.1%
	Argentine Republic Government International Bond:
1,100,000	6.875% due 1/26/27	912,450
250,000	5.875% due 1/11/28	195,000
350,000	6.625% due 7/6/28	282,278
1,350,000	Provincia de Buenos Aires, 7.875% due 6/15/27	1,080,000
	Total Argentina	2,469,728
Canada – 0.1%
1,000,000	Province of Ontario Canada, 2.400% due 2/8/22	988,601
750,000	Province of Quebec Canada, 2.375% due 1/31/22	742,587
	Total Canada	1,731,188
Chile – 0.1%
	Chile Government International Bond:
400,000	3.125% due 3/27/25	398,400
1,000,000	3.125% due 1/21/26	989,000
	Total Chile	1,387,400
Colombia – 0.1%
	Colombia Government International Bond:
750,000	3.875% due 4/25/27	739,133
200,000	4.500% due 3/15/29	204,302
250,000	5.625% due 2/26/44	268,502
200,000	5.200% due 5/15/49	204,302
	Total Colombia	1,416,239
Hungary – 0.0%
500,000	Hungary Government International Bond, 6.375% due 3/29/21	531,128
India – 0.0%
200,000	Export-Import Bank of India, 4.000% due 1/14/23	201,973
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SOVEREIGN BONDS – (continued)
Indonesia – 0.1%
$1,300,000	Perusahaan Penerbit SBSN Indonesia III, 4.150% due 3/29/27(b)	$1,284,530
Israel – 0.0%
500,000	Israel Government International Bond, 2.875% due 3/16/26	490,210
Japan – 0.1%
	Japan Bank for International Cooperation:
500,000	1.750% due 5/28/20	494,260
250,000	2.750% due 11/16/27	241,243
	Total Japan	735,503
Mexico – 0.1%
	Mexico Government International Bond:
500,000	3.500% due 1/21/21	501,770
600,000	4.150% due 3/28/27	592,500
350,000	3.750% due 1/11/28	334,950
750,000	4.600% due 1/23/46	693,750
	Total Mexico	2,122,970
Panama – 0.0%
	Panama Government International Bond:
400,000	4.000% due 9/22/24	411,204
250,000	4.500% due 5/15/47	253,125
	Total Panama	664,329
Peru – 0.1%
700,000	Fondo MIVIVIENDA SA, 3.500% due 1/31/23	694,057
100,000	Peruvian Government International Bond, 5.625% due 11/18/50	122,250
	Total Peru	816,307
Philippines – 0.2%
	Philippine Government International Bond:
2,100,000	4.200% due 1/21/24	2,202,247
750,000	3.950% due 1/20/40	764,433
	Total Philippines	2,966,680
Poland – 0.0%
500,000	Republic of Poland Government International Bond, 4.000% due 1/22/24	518,750
Supranational – 0.1%
	International Bank for Reconstruction & Development:
1,000,000	1.875% due 4/21/20	991,605
1,000,000	1.375% due 9/20/21	969,679
250,000	1.875% due 10/27/26	234,877
	Total Supranational	2,196,161
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SOVEREIGN BONDS – (continued)
Uruguay – 0.0%
$250,000	Uruguay Government International Bond, 4.125% due 11/20/45	$232,813
	TOTAL SOVEREIGN BONDS (Cost – $20,434,471)	19,765,909
Face Amount/Units	Rating††
MUNICIPAL BONDS – 0.2%††
California – 0.1%
125,000	AA	Bay Area Toll Authority, Revenue Bonds, Series F2, 6.263% due 4/1/49	170,614
100,000	AA+	Los Angeles Community College District, GO, Series E, 6.750% due 8/1/49	144,546
150,000	AA+	Los Angeles Department of Water & Power System Revenue, Revenue Bonds, Series B, 6.603% due 7/1/50	214,941
150,000	AA-	Los Angeles Unified School District, GO, Series RY, 6.758% due 7/1/34	195,138
		State of California, GO:
25,000	AA-	3.500% due 4/1/28	25,203
40,000	AA-	4.600% due 4/1/38	41,522
100,000	AA-	7.500% due 4/1/34	140,794
200,000	AA-	7.550% due 4/1/39	293,750
125,000	AA-	7.600% due 11/1/40	186,770
		University of California, Revenue Bonds:
100,000	AA	Series AJ, 4.601% due 5/15/31	107,698
25,000	AA	Series AX, 3.063% due 7/1/25	25,005
75,000	AA	Series R, 5.770% due 5/15/43	91,756
		Total California	1,637,737
Florida – 0.0%
20,000	A	County of Miami-Dade FL Aviation Revenue, Revenue Bonds, Series C, 4.280% due 10/1/41	20,234
Illinois – 0.0%
20,000	A	Chicago O’Hare International Airport, 4.472% due 1/1/49	20,540
		State of Illinois, GO:
250,000	BBB-	5.100% due 6/1/33	237,123
100,000	BBB-	6.725% due 4/1/35	105,596
		Total Illinois	363,259
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Massachusetts – 0.0%
$100,000	AA	Commonwealth of Massachusetts, GO, Series E, 5.456% due 12/1/39	$120,301
Nevada – 0.0%
100,000	AA-	County of Clark Department of Aviation, Revenue Bonds, Series C, 6.820% due 7/1/45	141,100
New Jersey – 0.0%
100,000	A+	New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.414% due 1/1/40	143,502
New York – 0.1%
150,000	AA	Metropolitan Transportation Authority, Revenue Bonds, Series C, 7.336% due 11/15/39	213,331
125,000	AA+	New York City Water & Sewer System, Revenue Bonds, Series AA, 5.440% due 6/15/43	153,328
205,000	AA+	New York State Urban Development Corp., Revenue Bonds, Series B, 2.100% due 3/15/22	202,372
200,000	AA-	Port Authority of New York & New Jersey, Revenue Bonds, 4.458% due 10/1/62	211,060
		Total New York	780,091
Ohio – 0.0%
100,000	A	American Municipal Power Inc., Revenue Bonds, Combined Hydroelectric Projects B, 8.084% due 2/15/50	158,613
Texas – 0.0%
75,000	AAA	State of Texas, GO, Series A, 5.517% due 4/1/39	92,537
Wisconsin – 0.0%
10,000	AA-	State of Wisconsin, Revenue Bonds, Series C, 3.154% due 5/1/27	9,843
		TOTAL MUNICIPAL BONDS (Cost – $3,481,251)	3,467,217
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $1,696,208,856)	1,677,002,081
SHORT-TERM INVESTMENTS – 3.6%
TIME DEPOSITS – 1.7%
18,708,149		Citibank – New York, 1.750% due 3/1/19	18,708,149
11,182,336		Sumitomo Mitsui Banking Corp. – Tokyo, 1.750% due 3/1/19	11,182,336
		TOTAL TIME DEPOSITS (Cost – $29,890,485)	29,890,485
U.S. GOVERNMENT OBLIGATIONS – 1.9%
		U.S. Treasury Bills:
20,000,000		2.446% due 7/18/19(k)	19,814,087
7,100,000		2.534% due 8/15/19(k)	7,020,130
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (continued)

Face Amount/Units	Security	Value
SHORT-TERM INVESTMENTS – (continued)
U.S. GOVERNMENT OBLIGATIONS – (continued)
$6,400,000	2.561% due 1/2/20(k)	$6,266,012
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $33,095,024)	33,100,229
	TOTAL SHORT-TERM INVESTMENTS (Cost – $62,985,509)	62,990,714
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.0%
MONEY MARKET FUND – 0.0%
136,818	Federated Government Obligations Fund, Premier Class, 2.363%(l) (Cost – $136,818)	136,818
	TOTAL INVESTMENTS – 100.2% (Cost – $1,759,331,183#)	1,740,129,613
	Liabilities in Excess of Other Assets – (0.2)%	(3,047,593)
	TOTAL NET ASSETS – 100.0%	$1,737,082,020

††
All ratings are by Standard & Poor’s Rating Service, unless otherwise noted.

(a)
Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2019.

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2019, amounts to approximately $215,837,885 and represents 12.43% of net assets.

(c)
Interest only security.

(d)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2019, amounts to approximately $11,050,391 and represents 0.64% of net assets.

(e)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(f)
Security is perpetual in nature and has no stated maturity date.

(g)
Payment in-kind security for which part of the income earned may be paid as additional principal.

(h)
All or a portion of this security is on loan (See Note 5).

(i)
This security is traded on a TBA basis (See Note 5).

(j)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(k)
Rate shown represents yield-to-maturity.

(l)
Represents investment of collateral received from securities lending transactions.

#
Aggregate cost for federal income tax purposes is $1,757,530,574.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Core Fixed Income Fund (concluded)

Abbreviations used in this schedule:
CLO
 —  Collateralized Loan Obligation

CMT
 —  Constant Maturity Treasury Index

GO
 —  General Obligation

ICE
 —  Intercontinental Exchange

LIBOR
 —  London Interbank Offered Rate

LLC
 —  Limited Liability Company

LP
 —  Limited Partnership

PLC
 —  Public Limited Company

REMICS
 —  Real Estate Mortgage Investment Conduit

SARL
 —  Société à Responsabilité Limitée

See pages 246 – 247 for definition of ratings.
Summary of Investments by Security Type^
Collateralized Mortgage Obligations	24.2%
U.S. Government Agencies & Obligations	22.1
Corporate Bonds & Notes	19.3
Mortgage-Backed Securities	18.5
Asset-Backed Securities	7.7
Senior Loans	3.2
Sovereign Bonds	1.2
Municipal Bonds	0.2
Short-Term Investments	3.6
Money Market Fund	0.0*
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%.

Schedule of Forward Sale Commitment
Face Amount	Security	Value
$2,000,000	Federal National Mortgage Association (FNMA), 4.500% due 3/20/49(a) (Proceeds – $2,073,555)	$2,069,187

(a)
This security is traded on a TBA basis (See Note 5).

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – 52.6%
Basic Materials – 4.1%
$400,000	Braskem Netherlands Finance BV, Company Guaranteed Notes, 3.500% due 1/10/23	$391,504
100,000	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	102,250
65,000	DowDuPont Inc., Senior Unsecured Notes, 3.766% due 11/15/20	65,772
1,187,000	Ferroglobe PLC/Globe Specialty Metals Inc., Company Guaranteed Notes, 9.375% due 3/1/22(a)	1,017,853
	Freeport-McMoRan Inc., Company Guaranteed Notes:
3,011,000	3.100% due 3/15/20	3,017,925
450,000	4.550% due 11/14/24	445,500
400,000	Fresnillo PLC, Senior Unsecured Notes, 5.500% due 11/13/23	419,100
880,000	Huntsman International LLC, Company Guaranteed Notes, 4.875% due 11/15/20	902,550
3,857,000	INVISTA Finance LLC, Senior Secured Notes, 4.250% due 10/15/19(a)	3,870,827
621,000	Largo Resources Ltd., Senior Secured Notes, 9.250% due 6/1/21(a)	652,826
4,015,000	Momentive Performance Materials Inc., Senior Secured Notes, 3.880% due 10/24/21	4,326,163
200,000	Nexa Resources Peru SAA, Senior Unsecured Notes, 4.625% due 3/28/23	199,752
120,000	Sherwin-Williams Co., Senior Unsecured Notes, 2.250% due 5/15/20	118,808
200,000	UPL Corp., Ltd, Senior Unsecured Notes, 3.250% due 10/13/21	194,781
200,000	Vedanta Resources PLC, Senior Unsecured Notes, 7.125% due 5/31/23	190,250
	Total Basic Materials	15,915,861
Communications – 15.9%
295,000	AT&T Inc., Senior Unsecured Notes, 2.800% due 2/17/21	293,135
200,000	Axiata SPV2 Bhd, Senior Unsecured Notes, 3.466% due 11/19/20	200,048
400,000	Bharti Airtel International Netherlands BV, Company Guaranteed Notes, 5.125% due 3/11/23	403,653
4,666,000	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes, 5.250% due 3/15/21	4,683,498
735,000	CenturyLink Inc., Senior Unsecured Notes, 6.150% due 9/15/19	743,269
11,237,000	Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes, 7.625% due 3/15/20	11,242,619
185,000	Comcast Corp., Company Guaranteed Notes, 3.450% due 10/1/21	187,149
200,000	Comunicaciones Celulares SA Via Comcel Trust, Senior Unsecured Notes, 6.875% due 2/6/24	207,000
195,000	eBay Inc., Senior Unsecured Notes, 2.750% due 1/30/23	190,096
200,000	Globo Comunicacao e Participacoes SA, Senior Unsecured Notes, 4.875% due 4/11/22	202,852
3,472,000	HC2 Holdings Inc., Senior Secured Notes, 11.500% due 12/1/21(a)	3,090,080
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Communications – (continued)
$3,632,000	Inmarsat Finance PLC, Company Guaranteed Notes, 4.875% due 5/15/22(a)	$3,632,000
3,580,000	Lee Enterprises Inc., Senior Secured Notes, 9.500% due 3/15/22(a)	3,651,600
6,605,000	Level 3 Financing Inc., Company Guaranteed Notes, 6.125% due 1/15/21	6,631,750
5,640,000	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Unsecured Notes, 5.500% due 4/15/21	5,625,900
200,000	Millicom International Cellular SA, Senior Unsecured Notes, 6.000% due 3/15/25	203,250
348,000	Nokia OYJ, Senior Unsecured Notes, 5.375% due 5/15/19	348,870
185,000	Omnicom Group Inc./Omnicom Capital Inc., Senior Unsecured Notes, 3.625% due 5/1/22	186,180
4,848,000	Pandora Media LLC, Company Guaranteed Notes, 1.750% due 12/1/20	4,840,728
6,102,000	Sprint Capital Corp., Company Guaranteed Notes, 6.900% due 5/1/19	6,117,255
1,153,000	TEGNA Inc., Company Guaranteed Notes, 5.125% due 10/15/19	1,155,883
662,000	Time Warner Cable LLC, Senior Secured Notes, 8.250% due 4/1/19	664,670
7,263,000	Twitter Inc., Senior Unsecured Notes, 0.250% due 9/15/19	7,123,950
200,000	Verizon Communications Inc., Senior Unsecured Notes, 3.784% (3-Month USD-LIBOR + 1.100%) due 5/15/25(b)	199,339
361,000	VTR Finance BV, Senior Secured Notes, 6.875% due 1/15/24	370,928
	Total Communications	62,195,702
Consumer Cyclical – 10.0%
4,009,000	Carrols Restaurant Group Inc., Secured Notes, 8.000% due 5/1/22	4,114,236
285,000	Cintas Corp. No 2, Company Guaranteed Notes, 2.900% due 4/1/22	283,840
175,000	Daimler Finance North America LLC, Company Guaranteed Notes, 2.300% due 2/12/21(a)	171,902
190,000	Delta Air Lines Inc., Senior Unsecured Notes, 3.400% due 4/19/21	189,715
200,000	El Puerto de Liverpool SAB de CV, Company Guaranteed Notes, 3.950% due 10/2/24	194,002
1,700,000EUR	European Lingerie Group AB, Senior Secured Notes, 7.750% (3-Month EURIBOR + 7.750%) due 2/22/21(b)(c)	1,817,565
4,517,000	GameStop Corp., Company Guaranteed Notes, 5.500% due 10/1/19(a)	4,511,354
	General Motors Financial Co., Inc., Company Guaranteed Notes:
40,000	2.650% due 4/13/20	39,755
245,000	3.200% due 7/6/21	242,320
4,138,000	Michaels Stores Inc., Company Guaranteed Notes, 5.875% due 12/15/20(a)	4,146,276
6,606,000	Navistar International Corp., Senior Subordinated Notes, 4.750% due 4/15/19	6,610,895
441,000	QVC Inc., Senior Secured Notes, 3.125% due 4/1/19	440,739
1,841,000	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes, 6.125% due 8/15/21(a)	1,852,506
300,000	SACI Falabella, Senior Unsecured Notes, 3.750% due 4/30/23	300,740
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Consumer Cyclical – (continued)
$6,102,000	Tesla Inc., Senior Unsecured Notes, 0.250% due 3/1/19	$6,102,000
2,636,000	Virgin Australia Holdings Ltd., Company Guaranteed Notes, 8.500% due 11/15/19(a)	2,688,061
5,268,000	William Carter Co., Company Guaranteed Notes, 5.250% due 8/15/21	5,340,435
	Total Consumer Cyclical	39,046,341
Consumer Non-cyclical – 6.5%
200,000	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes, 3.950% due 1/19/22	197,875
100,000	Altria Group Inc., Company Guaranteed Notes, 3.490% due 2/14/22	100,587
295,000	Anthem Inc., Senior Unsecured Notes, 2.500% due 11/21/20	292,246
285,000	AstraZeneca PLC, Senior Unsecured Notes, 2.375% due 11/16/20	282,035
240,000	BAT Capital Corp., Company Guaranteed Notes, 2.297% due 8/14/20	236,461
2,366,000	Bausch Health Cos., Inc., Company Guaranteed Notes, 5.625% due 12/1/21(a)	2,369,549
	Cardinal Health Inc., Senior Unsecured Notes:
140,000	1.948% due 6/14/19	139,654
150,000	2.616% due 6/15/22	145,651
180,000	Cigna Corp., Company Guaranteed Notes, 3.400% due 9/17/21(a)	180,934
195,000	CVS Health Corp., Senior Unsecured Notes, 2.800% due 7/20/20	193,981
323,563	ENA Norte Trust, Pass-Thru Certificates, 4.950% due 4/25/23	331,652
200,000	Grupo Bimbo SAB de CV, Subordinated Notes, 5.950% (5-Year CMT Index + 3.280%)(b)(d)	200,000
200,000	JBS Investments GmbH, Company Guaranteed Notes, 6.250% due 2/5/23	201,802
2,515,000	Macquarie Infrastructure Corp., Senior Unsecured Notes, 2.875% due 7/15/19	2,502,186
200,000	Marfrig Holdings Europe BV, Company Guaranteed Notes, 8.000% due 6/8/23	207,642
185,000	Mondelez International Inc., Senior Unsecured Notes, 3.000% due 5/7/20	185,039
6,491,000	Nielsen Finance LLC/Nielsen Finance Co., Company Guaranteed Notes, 4.500% due 10/1/20	6,491,000
45,000	Reynolds American Inc., Company Guaranteed Notes, 3.250% due 6/12/20	44,957
3,398,000	Spectrum Brands Inc., Company Guaranteed Notes, 6.625% due 11/15/22	3,474,455
483,000	Tenet Healthcare Corp., Senior Unsecured Notes, 5.500% due 3/1/19	483,000
1,247,000	Teva Pharmaceutical Finance IV LLC, Company Guaranteed Notes, 2.250% due 3/18/20	1,228,277
5,886,000	Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes, 1.700% due 7/19/19	5,850,373
260,000	Thermo Fisher Scientific Inc., Senior Unsecured Notes, 3.600% due 8/15/21	263,001
	Total Consumer Non-cyclical	25,602,357
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Diversified – 0.0%
$200,000	CK Hutchison Capital Securities 17 Ltd., Company Guaranteed Notes, 4.000% (5-Year CMT Index + 2.070%)(b)(d)	$193,909
Energy – 1.0%
200,000	Bharat Petroleum Corp., Ltd., Senior Unsecured Notes, 4.625% due 10/25/22	204,760
400,000	CNOOC Finance 2013 Ltd., Company Guaranteed Notes, 3.000% due 5/9/23	391,508
200,000	CNPC General Capital Ltd., Company Guaranteed Notes, 3.950% due 4/19/22	202,738
160,000	Delek & Avner Tamar Bond Ltd., Senior Secured Notes, 4.435% due 12/30/20(a)	159,821
300,000	Ecopetrol SA, Senior Unsecured Notes, 5.875% due 9/18/23	322,653
	Indian Oil Corp., Ltd., Senior Unsecured Notes:
200,000	5.625% due 8/2/21	208,771
200,000	5.750% due 8/1/23	212,329
400,000	Oleoducto Central SA, Senior Unsecured Notes, 4.000% due 5/7/21	400,004
400,000	ONGC Videsh Vankorneft Pte Ltd., Company Guaranteed Notes, 2.875% due 1/27/22	388,885
400,000	Petrobras Global Finance BV, Company Guaranteed Notes, 4.375% due 5/20/23	401,300
250,000	Reliance Holding USA Inc., Company Guaranteed Notes, 5.400% due 2/14/22	260,010
140,000	Schlumberger Holdings Corp., Senior Unsecured Notes, 3.750% due 5/1/24(a)	140,526
400,000	Sinopec Group Overseas Development 2018 Ltd., Company Guaranteed Notes, 3.750% due 9/12/23(a)	403,733
200,000	YPF SA, Senior Unsecured Notes, 8.500% due 3/23/21	205,250
	Total Energy	3,902,288
Financial – 4.7%
200,000	Agromercantil Senior Trust, Company Guaranteed Notes, 6.250% due 4/10/19	199,652
270,000	Air Lease Corp., Senior Unsecured Notes, 2.500% due 3/1/21	264,437
190,000	American Express Co., Senior Unsecured Notes, 3.700% due 11/5/21	192,937
200,000	Banco BTG Pactual SA, Subordinated Notes, 5.750% due 9/28/22	196,552
100,000	Banco de Credito del Peru, Senior Unsecured Notes, 4.250% due 4/1/23	101,700
150,000	Banco de Reservas de la Republica Dominicana, Subordinated Notes, 7.000% due 2/1/23	152,251
400,000	Banco Internacional del Peru SAA Interbank, Senior Unsecured Notes, 3.375% due 1/18/23	391,600
400,000	Banco Mercantil del Norte SA, Junior Subordinated Notes, 6.875% (5-Year CMT Index + 5.035%)(b)(d)	394,500
300,000	Banco Nacional de Comercio Exterior SNC, Subordinated Notes, 3.800% (5-Year CMT Index + 3.000%) due 8/11/26(b)	291,378
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$400,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Subordinated Notes, 5.950% (5-Year CMT Index + 2.995%) due 10/1/28(a)(b)	$407,400
200,000	Bancolombia SA, Subordinated Notes, 4.875% (5-Year CMT Index + 2.929%) due 10/18/27(b)	198,500
400,000	Banistmo SA, Senior Unsecured Notes, 3.650% due 9/19/22	390,000
200,000	Bank of America Corp., Senior Unsecured Notes, 3.541% (3-Month USD-LIBOR + 0.790%) due 3/5/24(b)	198,522
300,000	BBVA Banco Continental SA, Senior Unsecured Notes, 5.000% due 8/26/22	312,600
400,000	BDO Unibank Inc., Senior Unsecured Notes, 2.950% due 3/6/23	387,692
295,000	Capital One Financial Corp., Senior Unsecured Notes, 2.400% due 10/30/20	291,448
290,000	Citigroup Inc., Senior Unsecured Notes, 3.649% (3-Month USD-LIBOR + 1.023%) due 6/1/24(b)	290,631
200,000	Credito Real SAB de CV SOFOM ER, Senior Unsecured Notes, 7.250% due 7/20/23	202,260
400,000	DBS Group Holdings Ltd., Junior Subordinated Notes, 3.600% (5-Year USD Swap Rate + 2.390%)(b)(d)	391,200
300,000	Grupo Aval Ltd., Company Guaranteed Notes, 4.750% due 9/26/22	297,600
7,158,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes, 6.000% due 8/1/20	7,229,580
100,000	Industrial Senior Trust, Company Guaranteed Notes, 5.500% due 11/1/22	100,625
200,000	Itau Unibanco Holding SA/Cayman Island, Junior Subordinated Notes, 6.125% (5-Year CMT Index + 3.981%)(b)(d)	198,200
200,000	Malayan Banking Bhd, Subordinated Notes, 3.905% (5-Year USD Swap Rate + 2.542%) due 10/29/26(b)	198,320
150,000	Marsh & McLennan Cos., Inc., Senior Unsecured Notes, 3.908% (3-Month USD-LIBOR + 1.200%) due 12/29/21(b)	150,168
155,000	Mitsubishi UFJ Financial Group Inc., Senior Unsecured Notes, 3.218% due 3/7/22	155,066
290,000	Morgan Stanley, Senior Unsecured Notes, 3.691% (3-Month USD-LIBOR + 0.930%) due 7/22/22(b)	291,020
400,000	Multibank Inc., Senior Unsecured Notes, 4.375% due 11/9/22	396,500
200,000	Oversea-Chinese Banking Corp., Ltd, Subordinated Notes, 4.250% due 6/19/24	202,448
140,000	PNC Financial Services Group Inc., Senior Unsecured Notes, 4.375% due 8/11/20	142,807
	Prudential Financial Inc., Senior Unsecured Notes:
75,000	7.375% due 6/15/19	75,950
180,000	4.500% due 11/15/20	184,474
180,000	Royal Bank of Canada, Senior Unsecured Notes, 3.200% due 4/30/21	181,010
200,000	Security Bank Corp., Senior Unsecured Notes, 4.500% due 9/25/23	203,919
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Financial – (continued)
$341,665	SPARC EM SPC Panama Metro Line 2 SP, Senior Secured Notes, zero coupon, due 12/5/22	$312,627
1,139,000	Springleaf Finance Corp., Company Guaranteed Notes, 5.250% due 12/15/19	1,156,085
300,000	Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes, 2.058% due 7/14/21	292,604
195,000	Toronto-Dominion Bank, Senior Unsecured Notes, 3.250% due 6/11/21	196,290
200,000	Unifin Financiera SAB de CV SOFOM ENR, Company Guaranteed Notes, 7.250% due 9/27/23	198,002
200,000	Union Bank of the Philippines, Senior Unsecured Notes, 3.369% due 11/29/22	195,502
400,000	United Overseas Bank Ltd., Junior Subordinated Notes, 3.875% (5-Year USD Swap Rate + 1.794%)(b)(d)	377,648
	Westpac Banking Corp., Senior Unsecured Notes:
20,000	1.600% due 8/19/19	19,900
255,000	2.650% due 1/25/21	253,216
	Total Financial	18,264,821
Industrial – 6.6%
450,000	Borealis Finance LLC, Senior Secured Notes, 7.500% due 11/16/22(a)	434,430
2,006,000	Briggs & Stratton Corp., Company Guaranteed Notes, 6.875% due 12/15/20	2,058,658
3,000,000NOK	Bulk Industrier AS, Senior Secured Notes, 7.790% (3-Month NOK-NIBOR + 6.500%) due 5/26/21(b)	346,268
250,000	Cemex SAB de CV, Senior Secured Notes, 7.750% due 4/16/26	271,550
4,905,000	Clean Harbors Inc., Company Guaranteed Notes, 5.125% due 6/1/21	4,905,000
1,675,000	Dynagas LNG Partners LP/Dynagas Finance Inc., Senior Unsecured Notes, 6.250% due 10/30/19	1,633,125
110,000	FedEx Corp., Company Guaranteed Notes, 3.400% due 1/14/22	110,921
145,000	General Electric Co., Senior Unsecured Notes, 2.700% due 10/9/22	140,163
1,000,000	Golar LNG Partners LP, Senior Unsecured Notes, 7.063% (3-Month USD-LIBOR + 4.400%) due 5/22/20(b)	987,500
6,377,000	Greif Inc., Senior Unsecured Notes, 7.750% due 8/1/19	6,494,975
190,000	Northrop Grumman Corp., Senior Unsecured Notes, 2.080% due 10/15/20	187,398
265,000	Packaging Corp. of America, Senior Unsecured Notes, 2.450% due 12/15/20	261,649
2,425,677	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes, 5.750% due 10/15/20	2,430,528
1,178,000	Ship Finance International Ltd., Senior Unsecured Notes, 5.750% due 10/15/21	1,149,806
200,000	Tecnoglass Inc., Company Guaranteed Notes, 8.200% due 1/31/22	209,500
848,000	TransDigm Inc., Company Guaranteed Notes, 5.500% due 10/15/20	848,509
185,000	Union Pacific Corp., Senior Unsecured Notes, 3.200% due 6/8/21	186,163
3,010,000	Welbilt Inc., Company Guaranteed Notes, 9.500% due 2/15/24	3,239,513
	Total Industrial	25,895,656
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Technology – 3.2%
$1,093,000	Advanced Micro Devices Inc., Senior Unsecured Notes, 6.750% due 3/1/19	$1,093,000
190,000	Analog Devices Inc., Senior Unsecured Notes, 2.950% due 1/12/21	189,114
479,000	CDK Global Inc., Senior Unsecured Notes, 3.800% due 10/15/19	479,000
5,538,000	Dell Inc., Senior Unsecured Notes, 5.875% due 6/15/19	5,579,535
3,326,000	Dell International LLC/EMC Corp., Company Guaranteed Notes, 5.875% due 6/15/21(a)	3,391,529
1,713,000	Electronics For Imaging Inc., Senior Unsecured Notes, 0.750% due 9/1/19	1,681,366
190,000	Microchip Technology Inc., Senior Secured Notes, 3.922% due 6/1/21(a)	189,356
	Total Technology	12,602,900
Utilities – 0.6%
200,000	Colbun SA, Senior Unsecured Notes, 4.500% due 7/10/24	203,244
	Consolidated Edison Inc., Senior Unsecured Notes:
95,000	2.000% due 3/15/20	94,266
205,000	2.000% due 5/15/21	200,426
250,000	Enel Generacion Chile SA, Senior Unsecured Notes, 4.250% due 4/15/24	253,489
200,000	Israel Electric Corp., Ltd., Senior Secured Notes, 6.875% due 6/21/23	221,938
1,103,000	NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes, 5.125% due 7/15/19	1,108,515
100,000	Pampa Energia SA, Senior Unsecured Notes, 7.375% due 7/21/23	95,250
180,000	PSEG Power LLC, Company Guaranteed Notes, 3.850% due 6/1/23	181,214
	Total Utilities	2,358,342
	TOTAL CORPORATE BONDS & NOTES (Cost – $206,983,174)	205,978,177
ASSET-BACKED SECURITIES – 11.1%
500,000	AIMCO CLO, Series 2015-AA, Class AR, 3.637% (3-Month USD-LIBOR + 0.850%) due 1/15/28(a)(b)	494,044
296,599	Apidos CLO XVI, Series 2013-16A, Class A1R, 3.741% (3-Month USD-LIBOR + 0.980%) due 1/19/25(a)(b)	296,525
1,000,000	Assurant CLO IV Ltd., Series 2019-1A, Class A, 3.915% (3-Month USD-LIBOR + 1.350%) due 4/20/30(a)(b)	999,039
500,000	Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR, 3.513% (3-Month USD-LIBOR + 0.830%) due 11/17/27(a)(b)	495,119
500,000	Avery Point VII CLO Ltd., Series 2015-7A, Class A1, 4.287% (3-Month USD-LIBOR + 1.500%) due 1/15/28(a)(b)	500,137
425,020	Bayview Koitere Fund Trust, Series 2018-RN4, Class A1, step bond to yield, 3.623% due 3/28/33(a)	425,106
563,729	Bayview Opportunity Master Fund IVa Trust, Series 2018-RN6, Class A1, step bond to yield, 4.090% due 7/25/33(a)	563,016
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
$596,671	Bayview Opportunity Master Fund IVb Trust, Series 2018-SBR2, Class A1, step bond to yield, 3.844% due 4/28/33(a)	$597,795
396,285	Bayview Opportunity Master Fund Trust IIb, Series 2018-RN5, Class A1, step bond to yield, 3.820% due 4/28/33(a)	396,604
500,000	Catamaran CLO Ltd., Series 2018-1A, Class A1, 4.021% (3-Month USD-LIBOR + 1.250%) due 10/25/31(a)(b)	494,238
1,000,000	Cathedral Lake V Ltd., Series 2018-5A, Class A1, 3.641% (3-Month USD-LIBOR + 1.200%) due 10/21/30(a)(b)	993,795
529	CLUB Credit Trust, Series 2018-NP1, Class A, 2.990% due 5/15/24(a)	529
	Credit Suisse Commercial Mortgage Capital Trust:
272,785	Series 2017-1, Class A, 4.500% due 3/25/21(a)	273,420
478,227	Series 2018-RPL8, Class A1, 4.125% due 7/25/58(a)(b)	477,881
467,206	DRB Prime Student Loan Trust, Series 2016-R, Class A1, 4.390% (1-Month USD-LIBOR + 1.900%) due 10/25/44(a)(b)	471,475
272,295	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650% due 1/25/41(a)	268,384
315,170	GCAT LLC, Series 2017-2, Class A1, step bond to yield, 3.500% due 4/25/47(a)	313,435
500,000	GLS Auto Receivables Issuer Trust, Series 2019-1A, Class A, 3.370% due 1/17/23(a)	500,269
621,047	GLS Auto Receivables Trust, Series 2018-3A, Class A, 3.350% due 8/15/22(a)	621,759
345,000	GPMT Ltd., Series 2019-FL2, Class A, 3.800% (1-Month USD-LIBOR + 1.300%) due 2/22/36(a)(b)	345,646
1,000,000	Greywolf CLO V Ltd., Series 2015-1A, Class A1R, 3.931% (3-Month USD-LIBOR + 1.160%) due 1/27/31(a)(b)	990,625
1,000,000	Greywolf CLO VII Ltd., Series 2018-2A, Class A1, 0.000% (3-Month USD-LIBOR + 1.180%) due 10/20/31(a)(b)	999,859
500,000	Hayfin Kingsland VIII Ltd., Series 2018-8A, Class A, 3.881% (3-Month USD-LIBOR + 1.120%) due 4/20/31(a)(b)	491,483
228,000	Hunt CRE Ltd., Series 2018-FL2, Class A, 3.569% (1-Month USD-LIBOR + 1.080%) due 8/15/28(a)(b)	226,860
	Invitation Homes Trust:
194,729	Series 2017-SFR2, Class A, 3.331% (1-Month USD-LIBOR + 0.850%) due 12/17/36(a)(b)	194,729
197,432	Series 2018-SFR1, Class A, 3.181% (1-Month USD-LIBOR + 0.700%) due 3/17/37(a)(b)	194,588
538,088	Jamestown CLO IV Ltd., Series 2014-4A, Class A1AR, 3.477% (3-Month USD-LIBOR + 0.690%) due 7/15/26(a)(b)	535,832
	Jamestown CLO IX Ltd.:
500,000	Series 2016-9A, Class A1A, 4.331% (3-Month USD-LIBOR + 1.570%) due 10/20/28(a)(b)	500,293
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
$500,000	Series 2016-9A, Class A1B, 4.261% (3-Month USD-LIBOR + 1.500%) due 10/20/28(a)(b)	$500,246
321,000	KREF Ltd., Series 2018-FL1, Class A, 3.589% (1-Month USD-LIBOR + 1.100%) due 6/15/36(a)(b)	320,566
824,163	Legacy Mortgage Asset Trust, Series 2018-SL1, Class A, 4.000% due 2/25/58(a)(b)	818,651
1,000,000	Marathon CLO VII Ltd., Series 2014-7A, Class A1R, 4.085% (3-Month USD-LIBOR + 1.320%) due 10/28/25(a)(b)	1,000,186
	Marlette Funding Trust:
25,621	Series 2017-2A, Class A, 2.390% due 7/15/24(a)	25,614
173,582	Series 2017-3A, Class A, 2.360% due 12/15/24(a)	173,218
330,467	Series 2018-3A, Class A, 3.200% due 9/15/28(a)	330,553
660,353	Series 2018-4A, Class A, 3.710% due 12/15/28(a)	663,476
341,000	NLY Commercial Mortgage Trust, Series 2019-FL2, Class AS, 4.111% (1-Month USD-LIBOR + 1.600%) due 2/15/36(a)(b)	341,002
318,058	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS1, Class A, 3.193% due 1/25/23(a)	316,410
1,000,000	Ocean Trails CLO V, Series 2014-5A, Class ARR, 4.077% (3-Month USD-LIBOR + 1.280%) due 10/13/31(a)(b)	987,834
250,000	OCP CLO Ltd., Series 2014-5A, Class A1R, 3.845% (3-Month USD-LIBOR + 1.080%) due 4/26/31(a)(b)	246,913
760,000	Octagon Investment Partners 24 Ltd., Series 2015-1A, Class A1R, 3.541% (3-Month USD-LIBOR + 0.900%) due 5/21/27(a)(b)	755,079
3,000,000	Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class A1A, 3.772% (3-Month USD-LIBOR + 1.280%) due 10/20/31(a)(b)	2,974,262
	Prosper Marketplace Issuance Trust:
81,511	Series 2018-1A, Class A, 3.110% due 6/17/24(a)	81,552
750,000	Series 2019-1A, Class A, 3.540% due 4/15/25(a)	749,954
1,000,000	Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, 3.997% (3-Month USD-LIBOR + 1.210%) due 10/15/30(a)(b)	996,012
500,000	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3.744% (3-Month USD-LIBOR + 1.100%) due 5/20/31(a)(b)	492,900
	Sofi Consumer Loan Program LLC:
904,916	Series 2016-5, Class A, 3.060% due 9/25/28(a)	902,360
412,524	Series 2017-3, Class A, 2.770% due 5/25/26(a)	410,999
189,133	Series 2017-5, Class A1, 2.140% due 9/25/26(a)	188,578
	Sofi Consumer Loan Program Trust:
118,482	Series 2018-2, Class A1, 2.930% due 4/26/27(a)	118,313
326,121	Series 2018-3, Class A1, 3.200% due 8/25/27(a)	326,073
500,000	Series 2019-1, Class A, 3.240% due 2/25/28(a)	500,258
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
ASSET-BACKED SECURITIES – (continued)
	Sofi Professional Loan Program LLC:
$566,866	Series 2015-C, Class A2, 2.510% due 8/25/33(a)	$555,732
135,538	Series 2017-C, Class A2A, 1.750% due 7/25/40(a)	134,722
500,000	Series 2019-A, Class A1FX, 3.180% due 6/15/48(a)	500,894
1,000,000	Sound Point CLO VI-R Ltd., Series 2014-2RA, Class A, 3.719% (3-Month USD-LIBOR + 1.250%) due 10/20/31(a)(b)	994,490
500,000	Sound Point CLO XVIII Ltd., Series 2017-4A, Class A1, 3.881% (3-Month USD-LIBOR + 1.120%) due 1/21/31(a)(b)	493,709
536,127	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050% due 4/25/29(a)	534,366
1,000,000	Steele Creek CLO Ltd., Series 2018-2A, Class A, 3.883% (3-Month USD-LIBOR + 1.200%) due 8/18/31(a)(b)	990,106
1,000,000	Steele Creek CLO Ltd., Series 2015-1A, Class AR, 3.901% (3-Month USD-LIBOR + 1.260%) due 5/21/29(a)(b)	998,634
595,833	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330% due 5/20/39(a)	593,533
473,360	Tesla Auto Lease Trust, Series 2018-B, Class A, 3.710% due 8/20/21(a)	478,104
795,358	Upgrade Receivables Trust, Series 2018-1A, Class A, 3.760% due 11/15/24(a)	795,787
19,776	Upstart Securitization Trust, Series 2018-1, Class A, 3.015% due 8/20/25(a)	19,776
863,361	Venture VII CDO Ltd., Series 2006-7A, Class A1A, 2.991% (3-Month USD-LIBOR + 0.230%) due 1/20/22(a)(b)	863,015
902,937	VOLT LXIV LLC, Series 2017-NP11, Class A1, step bond to yield, 3.375% due 10/25/47(a)	900,436
650,494	VOLT LXX LLC, Series 2018-NPL6, Class A1A, step bond to yield, 4.115% due 9/25/48(a)	650,278
1,621,531	VOLT LXXI LLC, Series 2018-NPL7, Class A1A, step bond to yield, 3.967% due 9/25/48(a)	1,614,881
1,916,336	VOLT LXXII LLC, Series 2018-NPL8, Class A1A, step bond to yield, 4.213% due 10/26/48(a)	1,904,927
500,000	VOLT LXXIII LLC, Series 2018-NPL9, Class A1A, step bond to yield, 4.458% due 10/25/48(a)	499,229
496,184	VOLT LXXV LLC, Series 2019-NPL1, Class A1A, step bond to yield, 4.336% due 1/25/49(a)	497,261
168,815	Wachovia Student Loan Trust, Series 2006-1, Class A5, 2.891% (3-Month USD-LIBOR + 0.120%) due 7/26/27(a)(b)	168,804
500,000	Westlake Automobile Receivables Trust, Series 2018-2A, Class B, 3.200% due 1/16/24(a)	500,798
865,634	Zais CLO 2 Ltd., Series 2014-2A, Class A1AR, 3.971% (3-Month USD-LIBOR + 1.200%) due 7/25/26(a)(b)	863,819
	TOTAL ASSET-BACKED SECURITIES (Cost – $43,556,478)	43,436,795
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – 8.8%
	Atrium Hotel Portfolio Trust:
$118,000	Series 2017-ATRM, Class E, 5.539% (1-Month USD-LIBOR + 3.050%) due 12/15/36(a)(b)	$118,146
321,000	Series 2018-ATRM, Class D, 4.789% (1-Month USD-LIBOR + 2.300%) due 6/15/35(a)(b)	320,292
162,128	Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class A, 3.389% (1-Month USD-LIBOR + 0.900%) due 9/15/35(a)(b)	162,025
	BANK:
1,561,819	Series 2017-BNK4, Class XA, 1.440% due 5/15/50(b)(e)	128,113
1,887,465	Series 2017-BNK6, Class XA, 0.868% due 7/15/60(b)(e)	99,843
79,000	BBCMS Mortgage Trust, Series 2018-TALL, Class A, 3.211% (1-Month USD-LIBOR + 0.722%) due 3/15/37(a)(b)	78,159
535,000	BBCMS Trust, Series 2018-BXH, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 10/15/37(a)(b)	530,984
114,661	Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class AJ, 5.589% due 12/11/40(b)	118,132
460,727	Bellemeade Re Ltd., Series 2018-2A, Class M1A, 3.440% (1-Month USD-LIBOR + 0.950%) due 8/25/28(a)(b)	460,429
	BHMS:
75,000	Series 2018-ATLS, Class A, 3.739% (1-Month USD-LIBOR + 1.250%) due 7/15/35(a)(b)	74,882
650,000	Series 2018-ATLS, Class C, 4.389% (1-Month USD-LIBOR + 1.900%) due 7/15/35(a)(b)	648,973
650,000	Braemar Hotels & Resorts Trust, Series 2018-PRME, Class A, 3.309% (1-Month USD-LIBOR + 0.820%) due 6/15/35(a)(b)	647,646
	BSPRT Issuer Ltd.:
81,000	Series 2017-FL2, Class AS, 3.589% (1-Month USD-LIBOR + 1.100%) due 10/15/34(a)(b)	80,812
81,000	Series 2017-FL2, Class B, 3.889% (1-Month USD-LIBOR + 1.400%) due 10/15/34(a)(b)	80,695
	BX Commercial Mortgage Trust:
118,000	Series 2018-BIOA, Class E, 4.440% (1-Month USD-LIBOR + 1.951%) due 3/15/37(a)(b)	117,555
315,637	Series 2018-IND, Class A, 3.239% (1-Month USD-LIBOR + 0.750%) due 11/15/35(a)(b)	315,242
	BX Trust:
500,000	Series 2017-IMC, Class A, 3.539% (1-Month USD-LIBOR + 1.050%) due 10/15/32(a)(b)	499,915
27,000	Series 2017-IMC, Class D, 4.739% (1-Month USD-LIBOR + 2.250%) due 10/15/32(a)(b)	26,899
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$44,000	Series 2017-IMC, Class E, 5.739% (1-Month USD-LIBOR + 3.250%) due 10/15/32(a)(b)	$43,844
504,870	Series 2018-EXCL, Class A, 3.576% (1-Month USD-LIBOR + 1.088%) due 9/15/37(a)(b)	502,021
250,000	Series 2018-GW, Class F, 4.909% (1-Month USD-LIBOR + 2.420%) due 5/15/35(a)(b)	250,309
118,000	Series 2018-MCSF, Class F, 5.135% (1-Month USD-LIBOR + 2.647%) due 4/15/35(a)(b)(f)	117,672
117,000	BXMT Ltd., Series 2017-FL1, Class C, 4.439% (1-Month USD-LIBOR + 1.950%) due 6/15/35(a)(b)	116,719
323,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class A, 3.559% (1-Month USD-LIBOR + 1.070%) due 12/15/37(a)(b)	324,011
1,691,675	CD Mortgage Trust, Series 2017-CD4, Class XA, 1.318% due 5/10/50(b)(e)	128,576
	CFCRE Commercial Mortgage Trust:
1,377,754	Series 2017-C8, Class XA, 1.659% due 6/15/50(b)(e)	131,198
287,000	Series 2017-C8, Class XB, 0.954% due 6/15/50(b)(e)	19,598
405,000	Series 2018-TAN, Class B, 4.690% due 2/15/33(a)	414,950
325,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 3.279% (1-Month USD-LIBOR + 0.790%) due 7/15/32(a)(b)	324,579
118,000	CGGS Commercial Mortgage Trust, Series 2018-WSS, Class D, 4.789% (1-Month USD-LIBOR + 2.300%) due 2/15/37(a)(b)	117,703
	CHT Mortgage Trust:
117,000	Series 2017-CSMO, Class A, 3.419% (1-Month USD-LIBOR + 0.930%) due 11/15/36(a)(b)	116,999
77,000	Series 2017-CSMO, Class E, 5.489% (1-Month USD-LIBOR + 3.000%) due 11/15/36(a)(b)	77,240
41,000	Series 2017-CSMO, Class F, 6.230% (1-Month USD-LIBOR + 3.741%) due 11/15/36(a)(b)(f)	41,229
178,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR, Class B, 3.639% (1-Month USD-LIBOR + 1.150%) due 12/15/36(a)(b)	177,385
989,469	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, step bond to yield, 4.125% due 3/25/59(a)	989,072
790,990	Civic Mortgage LLC, Series 2018-1, Class A1, step bond to yield, 3.892% due 6/25/22(a)	789,734
	CLNS Trust:
47,000	Series 2017-IKPR, Class D, 4.567% (1-Month USD-LIBOR + 2.050%) due 6/11/32(a)(b)	47,029
47,000	Series 2017-IKPR, Class E, 6.017% (1-Month USD-LIBOR + 3.500%) due 6/11/32(a)(b)	47,176
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	Cold Storage Trust:
$395,000	Series 2017-ICE3, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 4/15/36(a)(b)	$393,998
90,000	Series 2017-ICE3, Class C, 3.839% (1-Month USD-LIBOR + 1.350%) due 4/15/36(a)(b)	89,772
278,422	COLT Mortgage Loan Trust, Series 2017-1, Class A2, 2.819% due 5/27/47(a)(b)	275,921
	Commercial Mortgage Trust:
22,176,218	Series 2013-CR9, Class XA, 0.121% due 7/10/45(b)(e)	82,363
2,187,870	Series 2013-LC6, Class XA, 1.357% due 1/10/46(b)(e)	93,935
325,000	Series 2014-FL5, Class C, 3.895% (1-Month USD-LIBOR + 2.150%) due 10/15/31(a)(b)	324,334
344,000	Series 2014-FL5, Class D, 3.895% (1-Month USD-LIBOR + 4.000%) due 10/15/31(a)(b)	337,940
321,000	Series 2015-CR23, Class CMD, 3.685% due 5/10/48(a)(b)(f)	319,755
227,000	Series 2018-HCLV, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 9/15/33(a)(b)	226,530
	Credit Suisse Commercial Mortgage Capital Trust:
70,000	Series 2017-CHOP, Class D, 4.389% (1-Month USD-LIBOR + 1.900%) due 7/15/32(a)(b)	69,999
650,000	Series 2017-CHOP, Class E, 5.789% (1-Month USD-LIBOR + 3.300%) due 7/15/32(a)(b)	651,216
107,000	Series 2017-LSTK, Class C, 3.229% due 4/5/33(a)	105,820
128,000	Series 2017-LSTK, Class D, 3.331% due 4/5/33(a)(b)	125,980
47,000	Series 2017-LSTK, Class E, 3.331% due 4/5/33(a)(b)(f)	45,947
8,157,000	Series 2017-LSTK, Class XACP, 0.570% due 4/5/33(a)(b)(e)	58,503
2,969,000	Series 2017-LSTK, Class XBCP, 0.205% due 4/5/33(a)(b)(e)	8,871
	Credit Suisse Commercial Mortgage Securities Corp.:
344,000	Series 2019-SKLZ, Class A, 3.760% (1-Month USD-LIBOR + 1.250%) due 1/15/34(a)(b)	344,854
17,050,000	Series 2019-SKLZ, Class XCP, 1.622% due 7/15/34(a)(b)(e)	340,563
	CSAIL Commercial Mortgage Trust:
821,783	Series 2017-C8, Class XA, 1.250% due 6/15/50(b)(e)	54,169
4,814,640	Series 2017-CX10, Class XA, 0.727% due 11/15/50(b)(e)	233,812
3,539,777	Series 2018-CX12, Class XA, 0.623% due 8/15/51(b)(e)	162,561
230,000	CSWF, Series 2018-TOP, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 8/15/35(a)(b)	229,205
	Deephaven Residential Mortgage Trust:
202,154	Series 2017-1A, Class A1, 2.725% due 12/26/46(a)(b)	200,504
202,154	Series 2017-1A, Class A2, 2.928% due 12/26/46(a)(b)	200,802
345,786	Series 2018-3A, Class A2, 3.891% due 8/25/58(a)(b)	346,888
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
$596,948	Series 4703, Class FA, 2.839% (1-Month USD-LIBOR + 0.350%) due 7/15/47(b)	$594,441
827,647	Series 4718, Class FA, 2.839% (1-Month USD-LIBOR + 0.350%) due 9/15/47(b)	823,251
	Federal National Mortgage Association (FNMA), REMICS:
349,770	Series 2010-113, Class FA, 2.890% (1-Month USD-LIBOR + 0.400%) due 10/25/40(b)	350,284
481,698	Series 2012-110, Class MF, 2.950% (1-Month USD-LIBOR + 0.460%) due 10/25/42(b)	482,364
774,683	Series 2012-56, Class FK, 2.940% (1-Month USD-LIBOR + 0.450%) due 6/25/42(b)	776,145
88,235	Series 2013-81, Class EF, 2.840% (1-Month USD-LIBOR + 0.350%) due 12/25/42(b)	88,146
663,568	Series 2014-84, Class BF, 2.870% (1-Month USD-LIBOR + 0.350%) due 12/25/44(b)	663,264
465,511	Series 2018-49, Class FB, 2.790% (1-Month USD-LIBOR + 0.300%) due 7/25/48(b)	461,570
227,285	Series 2018-55, Class FA, 2.790% (1-Month USD-LIBOR + 0.300%) due 8/25/48(b)	225,944
489,969	Series 2018-64, Class FA, 2.840% (1-Month USD-LIBOR + 0.350%) due 9/25/48(b)	487,585
469,580	Series 2018-77, Class FA, 2.790% (1-Month USD-LIBOR + 0.300%) due 10/25/48(b)	466,808
89,982	GPMT Ltd., Series 2018-FL1, Class A, 3.381% (1-Month USD-LIBOR + 0.900%) due 11/21/35(a)(b)	89,489
	GS Mortgage Securities Corp. Trust:
77,000	Series 2017-500K, Class E, 3.989% (1-Month USD-LIBOR + 1.500%) due 7/15/32(a)(b)	76,265
53,000	Series 2017-500K, Class F, 4.289% (1-Month USD-LIBOR + 1.800%) due 7/15/32(a)(b)	52,748
171,000	Series 2018-3PCK, Class A, 3.939% (1-Month USD-LIBOR + 1.450%) due 9/15/31(a)(b)	171,252
551,000	Series 2018-FBLU, Class E, 5.239% (1-Month USD-LIBOR + 2.750%) due 11/15/35(a)(b)	552,555
321,000	Series 2018-LUAU, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 11/15/32(a)(b)	320,190
200,000	Series 2018-TWR, Class A, 3.389% (1-Month USD-LIBOR + 0.900%) due 7/15/31(a)(b)	199,810
200,000	Series 2018-TWR, Class D, 4.089% (1-Month USD-LIBOR + 1.600%) due 7/15/31(a)(b)	198,251
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
	GS Mortgage Securities Trust:
$5,286,580	Series 2016-GS4, Class XA, 0.586% due 11/10/49(b)(e)	$162,067
1,769,230	Series 2017-GS6, Class XA, 1.047% due 5/10/50(b)(e)	124,959
3,619,753	Series 2017-GS8, Class XA, 0.981% due 11/10/50(b)(e)	235,996
78,000	Hilton Orlando Trust, Series 2018-ORL, Class B, 3.539% (1-Month USD-LIBOR + 1.050%) due 12/15/34(a)(b)	77,461
1,509,981	Homeward Opportunities Fund I Trust, Series 2018-1, Class A1, 3.766% due 6/25/48(a)(b)	1,520,387
	JP Morgan Chase Commercial Mortgage Securities Trust:
12,717	Series 2007-LDPX, Class AM, 5.464% due 1/15/49(b)	12,723
3,460,498	Series 2014-C20, Class XA, 1.069% due 7/15/47(b)(e)	98,789
414,218	Series 2014-FL6, Class B, 4.769% (1-Month USD-LIBOR + 2.280%) due 11/15/31(a)(b)	415,921
117,000	Series 2018-LAQ, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 6/15/32(a)(b)	116,522
586,302	JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2, 3.260% (1-Month USD-LIBOR + 0.750%) due 4/25/46(a)(b)	585,329
1,378,389	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class XA, 1.430% due 11/15/48(b)(e)	62,780
227,000	Monarch Beach Resort Trust, Series 2018-MBR, Class A, 3.409% (1-Month USD-LIBOR + 0.920%) due 7/15/35(a)(b)	225,931
	Morgan Stanley Capital I Trust:
285,284	Series 2007-T27, Class AJ, 5.946% due 6/11/42(b)	300,290
164,000	Series 2011-C1, Class D, 5.375% due 9/15/47(a)(b)	170,048
550,000	Series 2013-WLSR, Class A, 2.695% due 1/11/32(a)	547,112
300,000	Series 2014-CPT, Class F, 3.446% due 7/13/29(a)(b)(f)	294,978
1,509,801	Series 2016-UB11, Class XA, 1.639% due 8/15/49(b)(e)	125,301
4,201,672	Series 2016-UB12, Class XA, 0.799% due 12/15/49(b)(e)	179,250
76,000	Series 2017-ASHF, Class D, 4.689% (1-Month USD-LIBOR + 2.200%) due 11/15/34(a)(b)	75,809
162,000	Series 2017-ASHF, Class E, 5.639% (1-Month USD-LIBOR + 3.150%) due 11/15/34(a)(b)	161,493
123,000	Series 2017-ASHF, Class F, 6.839% (1-Month USD-LIBOR + 4.350%) due 11/15/34(a)(b)	122,692
186,000	Series 2017-CLS, Class E, 4.439% (1-Month USD-LIBOR + 1.950%) due 11/15/34(a)(b)	184,720
206,000	Series 2017-CLS, Class F, 5.089% (1-Month USD-LIBOR + 2.600%) due 11/15/34(a)(b)(f)	204,583
988,262	Series 2017-H1, Class XA, 1.447% due 6/15/50(b)(e)	78,997
285,000	Series 2017-JWDR, Class A, 3.339% (1-Month USD-LIBOR + 0.850%) due 11/15/34(a)(b)	283,570
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS – (continued)
$142,000	Series 2018-SUN, Class A, 3.389% (1-Month USD-LIBOR + 0.900%) due 7/15/35(a)(b)	$140,579
601,527	Motel 6 Trust, Series 2017-MTL6, Class A, 3.409% (1-Month USD-LIBOR + 0.920%) due 8/15/34(a)(b)	598,698
534,000	MSCG Trust, Series 2018-SELF, Class A, 3.389% (1-Month USD-LIBOR + 0.900%) due 10/15/37(a)(b)	532,331
117,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.459% (1-Month USD-LIBOR + 0.950%) due 6/15/35(a)(b)	115,528
344,000	OBP Depositor LLC Trust, Series 2010-OBP, Class A, 4.646% due 7/15/45(a)	348,616
996,019	PRPM LLC, Series 2019-1A, Class A1, step bond to yield, 4.500% due 1/25/24(a)	1,000,875
36,000	RAIT Trust, Series 2017-FL7, Class AS, 3.789% (1-Month USD-LIBOR + 1.300%) due 6/15/37(a)(b)	35,547
725,167	RCO Trust, Series 2017-INV1, Class A, 3.197% due 11/25/52(a)(b)	714,112
320,861	Ready Capital Mortgage Trust, Series 2019-5, Class A, 3.777% due 2/25/52(a)	322,520
	Rosslyn Portfolio Trust:
198,000	Series 2017-ROSS, Class A, 3.459% (1-Month USD-LIBOR + 0.950%) due 6/15/33(a)(b)	197,814
35,000	Series 2017-ROSS, Class B, 3.759% (1-Month USD-LIBOR + 1.250%) due 6/15/33(a)(b)	34,869
230,952	SG Residential Mortgage Trust, Series 2017-1, Class A1, 3.709% due 4/25/47(a)(b)	233,490
169,087	SLIDE, Series 2018-FUN, Class A, 3.389% (1-Month USD-LIBOR + 0.900%) due 6/15/31(a)(b)	168,714
284,000	STWD Mortgage Trust, Series 2018-URB, Class A, 3.489% (1-Month USD-LIBOR + 1.000%) due 5/15/35(a)(b)	283,326
	UBS Commercial Mortgage Trust:
1,860,547	Series 2012-C1, Class XA, 2.065% due 5/10/45(a)(b)(e)	96,170
1,128,720	Series 2017-C1, Class XA, 1.594% due 6/15/50(b)(e)	107,792
387,319	Verus Securitization Trust, Series 2018-1, Class A1, 2.929% due 2/25/48(a)(b)	384,802
536,000	VMC Finance LLC, Series 2018-FL2, Class A, 3.409% (1-Month USD-LIBOR + 0.920%) due 10/15/35(a)(b)	534,906
	Wells Fargo Commercial Mortgage Trust:
2,865,890	Series 2015-LC22, Class XA, 0.859% due 9/15/58(b)(e)	122,784
6,136,216	Series 2015-NXS2, Class XA, 0.744% due 7/15/58(b)(e)	191,627
3,488,005	Series 2018-C46, Class XA, 0.949% due 8/15/51(b)(e)	215,008
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost – $35,291,828)	34,438,206
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount/Units†	Security	Value
SENIOR LOANS(b) – 5.7%
$5,250,700	Berry Global Inc., due 2/8/20(g)	$5,240,881
1,968,275	Crestwood Holdings LLC, 10.010% (1-Month USD-LIBOR + 7.500%) due 3/6/23	1,937,117
3,803,000	Eastman Kodak Co., 8.743% (1-Month USD-LIBOR + 6.250%) due 9/3/19	3,656,585
3,200,996	First Data Corp., due 7/8/22(g)	3,196,739
1,611,507	Internap Corp., 8.250% (1-Month USD-LIBOR + 5.750%) due 4/6/22	1,583,305
2,527,798	LSC Communications Inc., 7.993% (1-Month USD-LIBOR + 5.500%) due 9/30/22	2,511,999
830,751	Monitronics International Inc., 8.303% (3-Month USD-LIBOR + 5.500%) due 9/30/22	726,392
860,900	Town Sports International LLC, due 11/15/20(g)	840,454
2,698,000	Windstream Services LLC, due 3/29/21(g)	2,608,804
	TOTAL SENIOR LOANS (Cost – $22,564,589)	22,302,276
U.S. GOVERNMENT OBLIGATIONS – 0.9%
1,651,157	U.S. Treasury Inflation Indexed Notes, 0.125% due 4/15/19	1,652,157
	U.S. Treasury Notes:
570,000	2.250% due 3/31/20	568,174
710,000	1.625% due 8/31/22	689,005
720,000	1.625% due 4/30/23	694,603
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $3,596,013)	3,603,939
SOVEREIGN BONDS – 0.1%
Argentina – 0.0%
150,000	Argentine Republic Government International Bond, 5.625% due 1/26/22	134,550
Dominican Republic – 0.1%
300,000	Dominican Republic International Bond, 7.500% due 5/6/21	311,625
	TOTAL SOVEREIGN BONDS (Cost – $451,433)	446,175
Shares/Units
EXCHANGE TRADED FUND (ETF) – 5.8%
456,184	iShares Core 1-5 Year USD Bond (Cost – $22,868,636)	22,576,546
COMMON STOCK – 0.0%
BASIC MATERIALS – 0.0%
Forest Products & Paper – 0.0%
20,309	Appvion Inc.*(c)(f) (Cost – $395,660)	264,017
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $335,707,811)	333,046,131
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – 16.2%
COMMERCIAL PAPERS – 11.2%
$5,715,000	Albemarle Corp., 2.758% due 4/1/19(h)	$5,700,299
3,266,000	Arrow Electronics Inc., 2.958% due 3/12/19(h)	3,262,702
3,118,000	Campbell Soup Co., 2.910% due 3/20/19(h)	3,113,306
5,823,000	Constellation Brands Inc., 2.887% due 3/18/19(h)	5,814,137
4,477,000	Ford Motor Credit Co. LLC, 3.347% due 4/3/19(h)	4,463,871
3,240,000	Harris Corp., 2.907% due 3/21/19(h)	3,234,561
6,033,000	McKesson Corp., 2.705% due 3/19/19(h)	6,024,396
8,390,000	Royal Caribbean Cruises Ltd., 3.010% due 4/1/19(h)	8,369,529
3,885,000	Sherwin-Williams Co., 2.806% due 3/6/19(h)	3,883,442
	TOTAL COMMERCIAL PAPERS (Cost – $43,867,615)	43,866,243
TIME DEPOSITS – 3.4%
3,089,899	Banco Bilbao Vizcaya Argentaria SA – Madrid, 1.750% due 3/1/19	3,089,899
7,453,421	Banco Santander SA – Frankfurt, 1.750% due 3/1/19	7,453,421
1,507,742	Barclays Bank PLC – London, 1.750% due 3/1/19	1,507,742
12,153,833SEK	Brown Brothers Harriman – Grand Cayman, (0.550)% due 3/1/19	1,315,848
33,669EUR	Citibank – London, (0.570)% due 3/1/19	38,296
	TOTAL TIME DEPOSITS (Cost – $13,405,206)	13,405,206
U.S. GOVERNMENT OBLIGATIONS – 1.6%
	U.S. Treasury Bills:
120,000	2.365% due 4/25/19(h)	119,569
830,000	2.468% due 7/11/19(h)	822,700
3,500,000	2.539% due 7/18/19(h)	3,467,465
840,000	2.485% due 8/15/19(h)	830,550
900,000	2.529% due 11/7/19(h)	884,689
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost – $6,123,329)	6,124,973
	TOTAL SHORT-TERM INVESTMENTS (Cost – $63,396,150)	63,396,422
	TOTAL INVESTMENTS – 101.2% (Cost – $399,103,961#)	396,442,553
	Liabilities in Excess of Other Assets – (1.2)%	(4,555,302)
	TOTAL NET ASSETS – 100.0%	$391,887,251

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2019, amounts to approximately $106,147,099 and represents 27.09% of net assets.

(b)
Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2019.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (continued)

(c)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(d)
Security is perpetual in nature and has no stated maturity date.

(e)
Interest only security.

(f)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2019, amounts to approximately $1,288,181 and represents 0.33% of net assets.

(g)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(h)
Rate shown represents yield-to-maturity.

#
Aggregate cost for federal income tax purposes is $399,109,699.

Abbreviations used in this schedule:
CDO
 —   Collateralized Debt Obligation

CLO
 —   Collateralized Loan Obligation

CMT
 —   Constant Maturity Treasury Index

EURIBOR
 —   Euro Interbank Offered Rate

LIBOR
 —   London Interbank Offered Rate

LLC
 —   Limited Liability Company

LP
 —   Limited Partnership

NIBOR
 —   Norwegian Interbank Offered Rate

PLC
 —   Public Limited Company

REMICS
 —   Real Estate Mortgage Investment Conduit

Summary of Investments by Security Type^
Corporate Bonds & Notes	52.0%
Asset-Backed Securities	10.9
Collateralized Mortgage Obligations	8.7
Exchange Traded Fund (ETF)	5.7
Senior Loans	5.6
U.S. Government Obligations	0.9
Sovereign Bonds	0.1
Common Stock	0.1
Short-Term Investments	16.0
100.0%

^
As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Low Duration Fixed Income Fund (concluded)

At February 28, 2019, Destinations Low Duration Fixed Income Fund had open forward foreign currency contracts as described below.
The unrealized (depreciation) on the open contracts reflected in the accompanying financial statements was as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Unrealized (Depreciation)
Contracts to Buy:
Swedish Krona	12,250,000	BBH	$1,327,432	3/15/19	$—	$(784)	$(784)
Contracts to Sell:
Euro	1,637,500	BBH	1,864,227	3/15/19	$—	$(13,197)	$(13,197)
Norwegian Krone	3,025,000	BBH	353,686	3/15/19	—	(6,309)	(6,309)
Swedish Krona	12,250,000	BBH	1,327,432	3/15/19	—	(7,010)	(7,010)
					$—	$(26,516)	$(26,516)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$—	$(27,300)	$(27,300)

Currency Abbreviations used in this schedule:	Counterparty Abbreviations used in this schedule:
EUR — Euro	BBH — Brown Brothers Harriman & Co.
NOK — Norwegian Krone
SEK — Swedish Krona
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – 63.8%
Argentina – 0.5%
$1,600,000	Pampa Energia SA, Senior Unsecured Notes, 7.375% due 7/21/23	$1,524,000
200,000	Pan American Energy LLC, Company Guaranteed Notes, 7.875% due 5/7/21	203,000
2,400,000	YPF SA, Senior Unsecured Notes, 8.500% due 3/23/21	2,463,000
	Total Argentina	4,190,000
Australia – 0.5%
550,000	BHP Billiton Finance USA Ltd., Company Guaranteed Notes, 6.750% (5-Year USD Swap Rate + 5.093%) due 10/19/75(a)(b)	603,322
1,000,000	CNOOC Finance 2015 Australia Pty Ltd., Company Guaranteed Notes, 2.625% due 5/5/20	992,684
2,000,000	QBE Insurance Group Ltd., Subordinated Notes, 6.750% (USD Swap Rate + 4.300%) due 12/2/44(a)@	2,110,000
	Total Australia	3,706,006
Austria – 0.4%
2,900,000	JBS Investments GmbH, Company Guaranteed Notes, 6.250% due 2/5/23	2,926,129
400,000	OAS Investments GmbH, Company Guaranteed Notes, 8.250% due 10/19/19(c)(d)(e)	4,000
	Total Austria	2,930,129
Bermuda – 1.2%
1,000,000	Catlin Insurance Co., Ltd., Junior Subordinated Notes, 5.736% (3-Month USD-LIBOR + 2.975%)(a)(b)(f)	962,500
1,100,000	Digicel Group Two Ltd., Senior Unsecured Notes, 8.250% due 9/30/22(b)	462,000
3,233,000	Ship Finance International Ltd., Senior Unsecured Notes, 5.750% due 10/15/21	3,155,621
5,100,000	Stolt-Nielsen Ltd., Senior Unsecured Notes, 6.375% due 9/21/22	4,845,000
	Total Bermuda	9,425,121
Brazil – 0.7%
900,000	Banco BTG Pactual SA, Subordinated Notes, 5.750% due 9/28/22	884,484
2,730,000	Globo Comunicacao e Participacoes SA, Senior Unsecured Notes, 4.875% due 4/11/22	2,768,930
	Itau Unibanco Holding SA:
	Junior Subordinated Notes:
600,000	6.125% (5-Year CMT Index + 3.981%)(a)(b)(f)	594,600
1,150,000	6.125% (5-Year CMT Index + 3.981%)(a)(f)	1,139,650
400,000	Subordinated Notes, 6.200% due 12/21/21	421,800
	Total Brazil	5,809,464
British Virgin Islands – 1.5%
2,120,000	CNOOC Finance 2012 Ltd., Company Guaranteed Notes, 3.875% due 5/2/22	2,146,057
1,127,000	CNOOC Finance 2013 Ltd., Company Guaranteed Notes, 3.000% due 5/9/23	1,103,075
	CNPC General Capital Ltd., Company Guaranteed Notes:
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
British Virgin Islands – (continued)
$2,365,000	3.950% due 4/19/22	$2,397,379
1,100,000	3.400% due 4/16/23	1,092,768
2,000,000	Sinopec Group Overseas Development 2015 Ltd., Company Guaranteed Notes, 2.500% due 4/28/20	1,984,605
1,000,000	Sinopec Group Overseas Development 2016 Ltd., Company Guaranteed Notes, 2.000% due 9/29/21(b)	964,904
1,200,000	Sinopec Group Overseas Development 2017 Ltd., Company Guaranteed Notes, 3.000% due 4/12/22(b)	1,182,037
1,000,000	Sinopec Group Overseas Development 2018 Ltd., Company Guaranteed Notes, 3.750% due 9/12/23(b)	1,009,332
	Total British Virgin Islands	11,880,157
Canada – 0.5%
950,000	Emera Inc., Subordinated Notes, 6.750% (3-Month USD-LIBOR + 5.440%) due 6/15/76(a)	983,250
2,328,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.250% due 6/1/27(b)	2,188,320
748,000CAD	Postmedia Network Inc., Senior Secured Notes, 8.250% due 7/15/21(b)	552,088
	Total Canada	3,723,658
Cayman Islands – 2.6%
1,250,000	Agromercantil Senior Trust, Company Guaranteed Notes, 6.250% due 4/10/19	1,247,825
200,000	CK Hutchison Capital Securities 17 Ltd., Company Guaranteed Notes, 4.000% (5-Year CMT Index + 2.070%)(a)(f)	193,909
4,500,000	CK Hutchison International 17 Ltd., Company Guaranteed Notes, 2.875% due 4/5/22(b)	4,426,134
200,000	Comunicaciones Celulares SA Via Comcel Trust, Senior Unsecured Notes, 6.875% due 2/6/24	207,000
3,500,000	Grupo Aval Ltd., Company Guaranteed Notes, 4.750% due 9/26/22	3,472,000
1,011,574	Guanay Finance Ltd., Senior Secured Notes, 6.000% due 12/15/20	1,017,896
2,295,000	Nexteer Automotive Group Ltd., Company Guaranteed Notes, 5.875% due 11/15/21(b)	2,312,085
255,460	Peru Enhanced Pass-Through Finance Ltd., Pass-Thru Certificates, zero coupon, due 6/2/25	224,805
	SPARC EM SPC Panama Metro Line 2 SP, Senior Secured Notes:
3,045,091	zero coupon, due 12/5/22	2,786,289
2,618,010	zero coupon, due 12/5/22(b)	2,395,479
1,900,000	Tecnoglass Inc., Company Guaranteed Notes, 8.200% due 1/31/22	1,990,250
	Total Cayman Islands	20,273,672
Chile – 3.4%
2,000,000	Banco del Estado de Chile, Senior Unsecured Notes, 3.875% due 2/8/22	2,012,520
1,850,000	Banco Santander Chile, Senior Unsecured Notes, 3.875% due 9/20/22	1,869,425
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Chile – (continued)
	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes:
$500,000	4.750% due 1/11/22	$511,250
1,300,000	4.500% due 8/1/24	1,318,850
1,600,000	Colbun SA, Senior Unsecured Notes, 4.500% due 7/10/24	1,625,951
4,420,000	Empresa Nacional de Telecomunicaciones SA, Senior Unsecured Notes, 4.875% due 10/30/24	4,494,835
1,800,000	Enel Generacion Chile SA, Senior Unsecured Notes, 4.250% due 4/15/24	1,825,123
1,000,000	Engie Energia Chile SA, Senior Unsecured Notes, 5.625% due 1/15/21	1,038,650
5,135,000	Inversiones CMPC SA, Company Guaranteed Notes, 4.500% due 4/25/22	5,199,187
1,440,000	SACI Falabella, Senior Unsecured Notes, 3.750% due 4/30/23	1,443,553
700,000	Sociedad Quimica y Minera de Chile SA, Senior Unsecured Notes, 3.625% due 4/3/23	690,375
4,350,000	Telefonica Chile SA, Senior Unsecured Notes, 3.875% due 10/12/22	4,376,785
	Total Chile	26,406,504
Colombia – 1.5%
379,000	Bancolombia SA, Subordinated Notes, 4.875% (5-Year CMT Index + 2.929%) due 10/18/27(a)	376,158
5,500,000	Ecopetrol SA, Senior Unsecured Notes, 5.875% due 9/18/23	5,915,305
2,000,000	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 7.625% due 7/29/19	2,030,020
3,900,000	Oleoducto Central SA, Senior Unsecured Notes, 4.000% due 5/7/21	3,900,039
	Total Colombia	12,221,522
Costa Rica – 0.0%
400,000	Banco Nacional de Costa Rica, Senior Unsecured Notes, 5.875% due 4/25/21(b)	398,500
Denmark – 0.1%
600,000EUR	Georg Jensen AS, Senior Secured Notes, 6.000% (3-Month EURIBOR + 6.000%) due 5/15/23(a)	681,886
Dominican Republic – 0.1%
700,000	Banco de Reservas de la Republica Dominicana, Subordinated Notes, 7.000% due 2/1/23	710,507
France – 0.8%
1,150,000	BNP Paribas SA, Junior Subordinated Notes, 7.375% (5-Year USD Swap Rate + 5.150%)(a)(b)(f)	1,211,812
2,300,000	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%)(a)(b)(f)	2,565,144
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
France – (continued)
	Societe Generale SA, Junior Subordinated Notes:
$1,290,000	7.875% (5-Year USD Swap Rate + 4.979%)(a)(b)(f)	$1,335,150
890,000	8.000% (5-Year USD 1100 Run ICE Swap Rate + 5.873%)(a)(b)(f)	938,950
	Total France	6,051,056
India – 1.9%
	Adani Ports & Special Economic Zone Ltd., Senior Unsecured Notes:
2,000,000	3.500% due 7/29/20	1,984,513
1,000,000	3.950% due 1/19/22	989,374
4,220,000	Bharat Petroleum Corp., Ltd, Senior Unsecured Notes, 4.625% due 10/25/22	4,320,436
	Indian Oil Corp., Ltd, Senior Unsecured Notes:
2,995,000	5.625% due 8/2/21	3,126,355
2,700,000	5.750% due 8/1/23	2,866,436
	ONGC Videsh Ltd., Company Guaranteed Notes:
300,000	3.750% due 5/7/23	296,421
1,200,000	4.625% due 7/15/24	1,220,811
	Total India	14,804,346
Israel – 0.8%
2,479,000	Delek & Avner Tamar Bond Ltd., Senior Secured Notes, 4.435% due 12/30/20(b)	2,476,221
	Israel Electric Corp., Ltd, Senior Secured Notes:
500,000	6.875% due 6/21/23	554,845
2,800,000	5.000% due 11/12/24(b)	2,910,600
	Total Israel	5,941,666
Italy – 0.2%
835,000	Intesa Sanpaolo SpA, Company Guaranteed Notes, 7.700% (5-Year USD Swap Rate + 5.462%)(a)(b)(f)	774,463
1,050,000	UniCredit SpA, Junior Subordinated Notes, 8.000% (5-Year USD Swap Rate + 5.180%)(a)(b)(f)	976,500
	Total Italy	1,750,963
Luxembourg – 0.4%
1,400,000	Euronav Luxembourg SA, Company Guaranteed Notes, 7.500% due 5/31/22(b)	1,358,000
1,600,000	Millicom International Cellular SA, Senior Unsecured Notes, 6.000% due 3/15/25	1,626,000
	Total Luxembourg	2,984,000
Malaysia – 1.3%
5,315,000	Axiata SPV2 Bhd, Senior Unsecured Notes, 3.466% due 11/19/20	5,316,286
1,715,000	Malayan Banking Bhd, Subordinated Notes, 3.905% (5-Year USD Swap Rate + 2.542%) due 10/29/26(a)	1,700,594
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Malaysia – (continued)
$500,000	Petronas Capital Ltd., Company Guaranteed Notes, 3.125% due 3/18/22	$498,707
3,000,000	Petronas Global Sukuk Ltd., Senior Unsecured Notes, 2.707% due 3/18/20	2,983,509
	Total Malaysia	10,499,096
Marshall Islands – 1.1%
5,067,000	Borealis Finance LLC, Senior Secured Notes, 7.500% due 11/16/22(b)	4,891,682
2,000,000	Chembulk Holding LLC, Senior Secured Notes, 8.000% due 2/2/23(b)	1,945,000
1,800,000	Golar LNG Partners LP, Senior Unsecured Notes, 7.063% (3-Month USD-LIBOR + 4.400%) due 5/22/20(a)	1,777,500
	Total Marshall Islands	8,614,182
Mauritius – 0.4%
3,000,000	UPL Corp., Ltd, Senior Unsecured Notes, 3.250% due 10/13/21	2,921,721
Mexico – 4.3%
2,000,000	America Movil SAB de CV, Senior Unsecured Notes, 3.125% due 7/16/22	1,992,312
800,000	Banco Inbursa SA Institucion de Banca Multiple Grupo Financiero Inbursa, Senior Unsecured Notes, 4.125% due 6/6/24	777,000
4,500,000	Banco Mercantil del Norte SA, Junior Subordinated Notes, 6.875% (5-Year CMT Index + 5.035%)(a)(f)	4,438,125
3,700,000	Banco Nacional de Comercio Exterior SNC, Subordinated Notes, 3.800% (5-Year CMT Index + 3.000%) due 8/11/26(a)	3,593,662
2,000,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Subordinated Notes, 5.950% (5-Year CMT Index + 2.995%) due 10/1/28(a)(b)	2,037,000
	BBVA Bancomer SA, Subordinated Notes:
3,000,000	6.750% due 9/30/22	3,217,500
1,343,000	5.350% (5-Year CMT Index + 3.000%) due 11/12/29(a)	1,266,865
	Cemex SAB de CV, Senior Secured Notes:
2,500,000	6.125% due 5/5/25	2,559,375
2,400,000	7.750% due 4/16/26	2,606,880
2,000,000	Comision Federal de Electricidad, Senior Unsecured Notes, 4.875% due 5/26/21	2,030,020
2,700,000	Credito Real SAB de CV SOFOM ER, Senior Unsecured Notes, 7.250% due 7/20/23	2,730,510
2,200,000	El Puerto de Liverpool SAB de CV, Company Guaranteed Notes, 3.950% due 10/2/24	2,134,022
800,000	Grupo Bimbo SAB de CV, Subordinated Notes, 5.950% (5-Year CMT Index + 3.280%)(a)(f)	800,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Mexico – (continued)
$400,000	Grupo Idesa SA de CV, Company Guaranteed Notes, 7.875% due 12/18/20	$257,504
3,250,000	Unifin Financiera SAB de CV SOFOM ENR, Company Guaranteed Notes, 7.250% due 9/27/23	3,217,533
	Total Mexico	33,658,308
Multinational – 0.1%
1,049,000	Venator Finance SARL/Venator Materials LLC, Company Guaranteed Notes, 5.750% due 7/15/25(b)	923,120
Netherlands – 3.7%
5,300,000	Bharti Airtel International Netherlands BV, Company Guaranteed Notes, 5.125% due 3/11/23	5,348,402
6,000,000	Braskem Netherlands Finance BV, Company Guaranteed Notes, 3.500% due 1/10/23	5,872,560
1,200,000	Cooperatieve Rabobank UA, Junior Subordinated Notes, 11.000% (3-Month USD-LIBOR + 10.868%)(a)(b)(f)	1,227,000
4,000,000	Marfrig Holdings Europe BV, Company Guaranteed Notes, 8.000% due 6/8/23	4,152,840
3,300,000	MPC Container Ships Invest BV, Senior Secured Notes, 7.574% (3-Month USD-LIBOR + 4.750%) due 9/22/22(a)	3,291,090
4,500,000	Petrobras Global Finance BV, Company Guaranteed Notes, 4.375% due 5/20/23	4,514,625
4,400,000	VTR Finance BV, Senior Secured Notes, 6.875% due 1/15/24	4,521,000
	Total Netherlands	28,927,517
Norway – 0.4%
11,000,000NOK	Bulk Industrier AS, Senior Secured Notes, 7.790% (3-Month NOK-NIBOR + 6.500%) due 5/26/21(a)	1,269,648
2,200,000	Jacktel AS, Senior Secured Notes, 10.000% due 12/4/23(b)	2,068,000
	Total Norway	3,337,648
Panama – 2.6%
3,655,000	Banco Latinoamericano de Comercio Exterior SA, Senior Unsecured Notes, 3.250% due 5/7/20	3,658,655
3,700,000	Banistmo SA, Senior Unsecured Notes, 3.650% due 9/19/22(b)	3,607,500
4,929,159	ENA Norte Trust, Pass-Thru Certificates, 4.950% due 4/25/23	5,052,388
	Global Bank Corp., Senior Unsecured Notes:
2,500,000	5.125% due 10/30/19	2,521,250
2,000,000	4.500% due 10/20/21	2,010,600
3,600,000	Multibank Inc., Senior Unsecured Notes, 4.375% due 11/9/22	3,568,500
	Total Panama	20,418,893
Paraguay – 0.0%
200,000	Telefonica Celular del Paraguay SA, Senior Unsecured Notes, 6.750% due 12/13/22	204,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
Peru – 0.8%
$4,095,000	Banco Internacional del Peru SAA, Senior Unsecured Notes, 5.750% due 10/7/20	$4,220,962
1,500,000	Banco Internacional del Peru SAA Interbank, Senior Unsecured Notes, 3.375% due 1/18/23	1,468,500
165,000	BBVA Banco Continental SA, Senior Unsecured Notes, 5.000% due 8/26/22	171,930
782,000	Nexa Resources Peru SAA, Senior Unsecured Notes, 4.625% due 3/28/23	781,031
	Total Peru	6,642,423
Philippines – 0.8%
3,500,000	BDO Unibank Inc., Senior Unsecured Notes, 2.950% due 3/6/23	3,392,305
2,700,000	Union Bank of the Philippines, Senior Unsecured Notes, 3.369% due 11/29/22	2,639,272
	Total Philippines	6,031,577
Singapore – 2.7%
	DBS Group Holdings Ltd.:
4,500,000	Junior Subordinated Notes, 3.600% (5-Year USD Swap Rate + 2.390%)(a)(f)	4,401,000
200,000	Subordinated Notes, 4.520% (5-Year USD 1100 Run ICE Swap Rate + 1.590%) due 12/11/28(a)	204,609
4,015,000	ONGC Videsh Vankorneft Pte Ltd., Company Guaranteed Notes, 2.875% due 1/27/22	3,903,431
500,000	Oversea-Chinese Banking Corp., Ltd, Subordinated Notes, 4.250% due 6/19/24	506,119
3,000,000	SP PowerAssets Ltd., Senior Unsecured Notes, 2.700% due 9/14/22	2,961,690
3,450,000	Temasek Financial I Ltd., Company Guaranteed Notes, 2.375% due 1/23/23	3,371,093
	United Overseas Bank Ltd.:
2,000,000	Junior Subordinated Notes, 3.875% (5-Year USD Swap Rate + 1.794%)(a)(f)	1,888,240
	Subordinated Notes:
3,500,000	3.500% (5-Year USD Swap Rate + 2.236%) due 9/16/26(a)	3,496,094
400,000	2.880% (5-Year USD Swap Rate + 1.654%) due 3/8/27(a)	388,624
	Total Singapore	21,120,900
Spain – 0.1%
400,000	Banco Santander SA, Junior Subordinated Notes, 6.375% (5-Year USD Swap Rate + 4.788%)(a)(f)@	396,966
Switzerland – 0.4%
1,255,000	Credit Suisse Group AG, Junior Subordinated Notes, 7.500% (5-Year USD Swap Rate + 4.598%)(a)(b)(f)	1,331,846
1,400,000	UBS Group Funding Switzerland AG, Company Guaranteed Notes, 7.000% (5-Year USD Swap Rate + 4.866%)(a)(f)@	1,485,750
	Total Switzerland	2,817,596
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United Kingdom – 2.9%
	Barclays PLC, Junior Subordinated Notes:
$600,000	7.750% (5-Year USD Swap Rate + 4.842%)(a)(f)	$598,500
1,360,000	7.875% (5-Year USD Swap Rate + 6.772%)(a)(f)	1,426,300
1,918,000	Ferroglobe PLC/Globe Specialty Metals Inc., Company Guaranteed Notes, 9.375% due 3/1/22(b)	1,644,685
5,400,000	Fresnillo PLC, Senior Unsecured Notes, 5.500% due 11/13/23	5,657,850
4,364,000	Inmarsat Finance PLC, Company Guaranteed Notes, 6.500% due 10/1/24(b)	4,342,180
1,900,000	Lloyds Banking Group PLC, Junior Subordinated Notes, 7.500% (5-Year USD Swap Rate + 4.760%)(a)(f)	1,958,900
1,100,000	MARB BondCo PLC, Company Guaranteed Notes, 7.000% due 3/15/24	1,083,170
1,645,000	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, 8.625% (5-Year USD Swap Rate + 7.598%)(a)(f)	1,763,933
1,600,000EUR	SB Holdco PLC, Senior Secured Notes, 8.000% (3-Month EURIBOR + 8.000%) due 7/13/22(a)	1,783,443
500,000	Standard Chartered PLC, Junior Subordinated Notes, 7.750% (5-Year USD Swap Rate + 5.723%)(a)(b)(f)	523,750
	Vedanta Resources PLC, Senior Unsecured Notes:
1,300,000	7.125% due 5/31/23	1,236,625
600,000	6.125% due 8/9/24	524,960
	Total United Kingdom	22,544,296
United States – 25.1%
1,585,000	AerCap Global Aviation Trust, Company Guaranteed Notes, 6.500% (3-Month USD-LIBOR + 4.300%) due 6/15/45(a)(b)	1,577,075
3,543,000	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Company Guaranteed Notes, 7.875% due 12/15/24(g)	1,116,045
194,847	America West Airlines Pass-Through Trust, Pass-Thru Certificates, 8.057% due 7/2/20	204,659
991,000	American Express Co., Junior Subordinated Notes, 5.200% (3-Month USD-LIBOR + 3.428%)(a)(f)(g)	1,000,910
1,350,000	American International Group Inc., Junior Subordinated Notes, 5.750% (3-Month USD-LIBOR + 2.868%) due 4/1/48(a)	1,252,125
1,250,000	Assurant Inc., Subordinated Notes, 7.000% (3-Month USD-LIBOR + 4.135%) due 3/27/48(a)	1,225,000
2,369,000	Assured Guaranty Municipal Holdings Inc., Company Guaranteed Notes, 6.400% (1-Month USD-LIBOR + 2.215%) due 12/15/66(a)(b)(g)	2,250,550
	Bank of America Corp., Junior Subordinated Notes:
335,000	6.100% (3-Month USD-LIBOR + 3.898%)(a)(f)	356,102
1,340,000	6.300% (3-Month USD-LIBOR + 4.553%)(a)(f)	1,459,260
945,000	6.500% (3-Month USD-LIBOR + 4.174%)(a)(f)	1,025,325
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$515,000	Bank of New York Mellon Corp., Junior Subordinated Notes, 4.950% (3-Month USD-LIBOR + 3.420%)(a)(f)	$522,122
245,000	Bayer US Finance II LLC, Company Guaranteed Notes, 3.452% (3-Month USD-LIBOR + 0.630%) due 6/25/21(a)(b)	243,129
5,896,000	Brunswick Corp., Senior Unsecured Notes, 4.625% due 5/15/21(b)	5,849,050
1,600,000	Capital One Financial Corp., Junior Subordinated Notes, 5.550% (3-Month USD-LIBOR + 3.800%)(a)(f)	1,630,128
4,308,000	Carrols Restaurant Group Inc., Secured Notes, 8.000% due 5/1/22	4,421,085
995,000	CenterPoint Energy Inc., Junior Subordinated Notes, 6.125% (3-Month USD-LIBOR + 3.270%)(a)(f)	1,010,751
	Citigroup Inc., Junior Subordinated Notes:
2,265,000	5.875% (3-Month USD-LIBOR + 4.059%)(a)(f)	2,290,164
400,000	5.950% (3-Month USD-LIBOR + 4.068%)(a)(f)	405,322
1,000,000	Citizens Financial Group Inc., Junior Subordinated Notes, 5.500% (3-Month USD-LIBOR + 3.960%)(a)(f)	1,012,960
9,379,000	Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes, 7.625% due 3/15/20	9,383,689
1,175,000	CoBank ACB, Junior Subordinated Notes, 6.250% (3-Month USD-LIBOR + 4.660%)(a)(f)	1,216,125
	Comcast Corp., Company Guaranteed Notes:
520,000	3.127% (3-Month USD-LIBOR + 0.330%) due 10/1/20(a)	520,762
520,000	3.300% due 10/1/20	523,459
260,000	3.237% (3-Month USD-LIBOR + 0.440%) due 10/1/21(a)	259,979
495,807	Continental Airlines Class A Pass-Through Trust, Pass-Thru Certificates, 5.983% due 4/19/22	518,564
461,379	Continental Airlines Class A-1 Pass-Through Trust, Pass-Thru Certificates, 7.707% due 4/2/21	480,573
98,766	Continental Airlines Class C-2 Pass-Through Trust, Pass-Thru Certificates, 6.236% due 3/15/20	99,754
3,675,000	Cott Holdings Inc., Company Guaranteed Notes, 5.500% due 4/1/25(b)	3,633,656
535,000	Dairy Farmers of America Inc., Junior Subordinated Notes, 7.125%(b)(f)	500,894
1,060,000	Discover Financial Services, Junior Subordinated Notes, 5.500% (3-Month USD-LIBOR + 3.076%)(a)(f)	996,252
6,325,000	Dollar Tree Inc., Senior Unsecured Notes, 3.473% (3-Month USD-LIBOR + 0.700%) due 4/17/20(a)	6,327,600
2,922,000	DXC Technology Co., Senior Unsecured Notes, 3.576% (3-Month USD-LIBOR + 0.950%) due 3/1/21(a)	2,916,448
135,000	Farm Credit Bank of Texas, 6.200% (3-Month USD-LIBOR + 3.223%)(a)(b)(f)	132,300
1,944,000	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 7.875% due 11/15/25(b)	1,883,250
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$5,222,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.566% (3-Month USD-LIBOR + 0.790%) due 6/12/20(a)	$5,163,460
6,100,000	Freeport-McMoRan Inc., Company Guaranteed Notes, 4.550% due 11/14/24	6,039,000
2,126,000	Fresh Market Inc., Senior Secured Notes, 9.750% due 5/1/23(b)	1,610,445
5,062,000	FXI Holdings Inc., Senior Secured Notes, 7.875% due 11/1/24(b)	4,846,865
2,120,000	General Electric Co., Junior Subordinated Notes, 5.000% (3-Month USD-LIBOR + 3.330%)(a)(f)	1,999,372
1,935,000	General Motors Financial Co., Inc., Junior Subordinated Notes, 5.750% (3-Month USD-LIBOR + 3.598%)(a)(f)	1,694,673
	Goldman Sachs Group Inc., Junior Subordinated Notes:
655,000	5.300% (3-Month USD-LIBOR + 3.834%)(a)(f)	651,502
2,601,000	5.375% (3-Month USD-LIBOR + 3.922%)(a)(f)	2,620,508
1,410,000	Hadrian Merger Sub Inc., Senior Unsecured Notes, 8.500% due 5/1/26(b)	1,293,675
11,042,000	HC2 Holdings Inc., Senior Secured Notes, 11.500% due 12/1/21(b)	9,827,380
6,999,000	INVISTA Finance LLC, Senior Secured Notes, 4.250% due 10/15/19(b)	7,024,091
1,137,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., Company Guaranteed Notes, 9.250% due 3/15/23	56,850
	JPMorgan Chase & Co., Junior Subordinated Notes:
920,000	5.300% (3-Month USD-LIBOR + 3.800%)(a)(f)	936,615
293,000	6.221% (3-Month USD-LIBOR + 3.470%)(a)(f)	294,392
2,250,000	6.750% (3-Month USD-LIBOR + 3.780%)(a)(f)	2,473,717
275,000	KeyCorp, Junior Subordinated Notes, 5.000% (3-Month USD-LIBOR + 3.606%)(a)(f)	264,000
	Land O’ Lakes Inc., Junior Subordinated Notes:
415,000	7.000%(b)(f)	400,060
1,950,000	7.250%(b)(f)	1,925,625
8,502,000	Lee Enterprises Inc., Senior Secured Notes, 9.500% due 3/15/22(b)	8,672,040
1,125,000	M&T Bank Corp., Junior Subordinated Notes, 5.125% (3-Month USD-LIBOR + 3.520%)(a)(f)	1,115,156
1,637,000	MAI Holdings Inc., Senior Secured Notes, 9.500% due 6/1/23	1,538,780
	MetLife Inc., Junior Subordinated Notes:
870,000	5.250% (3-Month USD-LIBOR + 3.575%)(a)(f)	876,090
985,000	5.875% (3-Month USD-LIBOR + 2.959%)(a)(f)	991,944
7,737,000	Michaels Stores Inc., Company Guaranteed Notes, 5.875% due 12/15/20(b)	7,752,474
775,000	Morgan Stanley, Junior Subordinated Notes, 5.550% (3-Month USD-LIBOR + 3.810%)(a)(f)	777,906
13,692,000	Mueller Industries Inc., Subordinated Notes, 6.000% due 3/1/27	13,383,930
3,105,000	Netflix Inc., Senior Unsecured Notes, 6.375% due 5/15/29(b)	3,298,100
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
CORPORATE BONDS & NOTES – (continued)
United States – (continued)
$510,000	NiSource Inc., Junior Subordinated Notes, 5.650% (5-Year CMT Index + 2.843%)(a)(b)(f)	$492,150
	Pacific Gas & Electric Co., Senior Unsecured Notes:
3,231,000	3.500% due 6/15/25(e)	2,697,885
2,115,000	2.950% due 3/1/26(e)	1,734,300
1,330,000	PNC Financial Services Group Inc., Junior Subordinated Notes, 5.000% (3-Month USD-LIBOR + 3.300%)(a)(f)	1,286,775
955,000	Provident Financing Trust I, Limited Guaranteed Notes, 7.405% due 3/15/38	993,200
	Reliance Holding USA Inc., Company Guaranteed Notes:
3,495,000	4.500% due 10/19/20	3,546,135
2,400,000	5.400% due 2/14/22	2,496,095
3,384,000	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes, 6.125% due 8/15/21(b)	3,405,150
710,000	Salem Media Group Inc., Senior Secured Notes, 6.750% due 6/1/24(b)	653,200
2,273,000	Sirius XM Radio Inc., Company Guaranteed Notes, 5.000% due 8/1/27(b)	2,221,812
1,250,000	State Street Corp., Junior Subordinated Notes, 5.250% (3-Month USD-LIBOR + 3.597%)(a)(f)	1,265,625
1,360,000	SunTrust Banks Inc., Junior Subordinated Notes, 5.050% (3-Month USD-LIBOR + 3.102%)(a)(f)	1,332,188
4,224,000	Tapestry Inc., Senior Unsecured Notes, 4.250% due 4/1/25	4,098,220
2,115,000	TEGNA Inc., Company Guaranteed Notes, 5.125% due 10/15/19	2,120,288
632,299	Toll Road Investors Partnership II LP, Senior Secured Notes, zero coupon, due 2/15/45(b)	156,894
	Trimble Inc., Senior Unsecured Notes:
2,930,000	4.150% due 6/15/23	2,935,006
3,901,000	4.750% due 12/1/24	3,924,626
945,000	Triumph Group Inc., Company Guaranteed Notes, 7.750% due 8/15/25	897,750
1,725,000	Voya Financial Inc., Junior Subordinated Notes, 6.125% (5-Year CMT Index + 3.358%)(a)(f)	1,742,250
2,727,000	W&T Offshore Inc., Secured Notes, 9.750% due 11/1/23(b)	2,699,730
635,000	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% (3-Month USD-LIBOR + 0.930%)(a)(f)	615,950
5,628,000	Welbilt Inc., Company Guaranteed Notes, 9.500% due 2/15/24	6,057,135
	Wells Fargo & Co., Junior Subordinated Notes:
2,560,000	5.875% (3-Month USD-LIBOR + 3.990%)(a)(f)	2,697,600
1,250,000	6.558% (3-Month USD-LIBOR + 3.770%)(a)(f)	1,259,375
	Total United States	197,103,056
	TOTAL CORPORATE BONDS & NOTES (Cost – $507,675,646)	500,050,456
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
SENIOR LOANS(a) – 10.6%
$1,417,209	Appvion Operations Inc., 8.800% (3-Month USD-LIBOR + 6.000%) due 6/12/26	$1,374,693
4,394,690	BI-LO, LLC, 10.766% (3-Month USD-LIBOR + 8.000%) due 5/31/24	4,215,255
6,873,122	Crestwood Holdings LLC, 10.010% (1-Month USD-LIBOR + 7.500%) due 3/6/23	6,764,320
	Dell International LLC:
6,373,460	4.250% (1-Month USD-LIBOR + 1.750%) due 9/7/21	6,357,526
4,777,912	4.500% (1-Month USD-LIBOR + 2.000%) due 9/7/23	4,759,326
6,974,907	Eastman Kodak Co., 8.743% (3-Month USD-LIBOR + 6.250%) due 9/3/19	6,706,374
2,788,948	Envigo Laboratories Inc., 11.300% (3-Month USD-LIBOR + 8.500%) due 11/3/21	2,635,556
5,782,628	First Data Corp., due 7/8/22(h)	5,774,937
2,168,000	General Nutrition Centers Inc., due 12/31/22(h)	2,194,016
7,462,000	IEA Energy Services LLC, 9.053% (3-Month USD-LIBOR + 6.250%) due 9/25/24	7,051,590
5,398,245	Internap Corp., 8.250% (1-Month USD-LIBOR + 5.750%) due 4/6/22	5,303,776
1,855,621	Lee Enterprises Inc., 12.000% (3-Month USD-LIBOR + 12.000%) due 12/15/22	1,855,621
4,588,209	LSC Communications Inc., 7.993% (1-Month USD-LIBOR + 5.500%) due 9/30/22	4,559,532
3,697,816	McDermott International Inc., 7.493% (1-Month USD-LIBOR + 5.000%) due 5/12/25	3,552,418
1,367,826	Monitronics International Inc., 8.303% (3-Month USD-LIBOR + 5.500%) due 9/30/22	1,196,000
1,079,000	PMHC II Inc., 10.513% (3-Month USD-LIBOR + 7.750%) due 3/30/26	1,014,260
2,450,000	Production Resource Group LLC, 9.650% (3-Month USD-LIBOR + 7.000%) due 8/21/24	2,401,000
1,069,837	RA Acquistion Purchaser LLC, 12.803% (3-Month USD-LIBOR + 10.000%) due 5/31/23(c)	1,069,837
1,562,003	Town Sports International LLC, due 11/15/20(h)	1,524,905
3,314,000	Trico Group LLC, 9.493% (1-Month USD-LIBOR + 7.000%) due 2/2/24	3,148,300
4,361,000	Windstream Services LLC, due 3/29/21(h)	4,216,826
5,354,486	YI LLC, 6.803% (3-Month USD-LIBOR + 4.000%) due 11/7/24	5,314,327
	TOTAL SENIOR LOANS (Cost – $84,081,430)	82,990,395
SOVEREIGN BONDS – 3.6%
Argentina – 0.4%
3,500,000	Argentine Republic Government International Bond, 5.625% due 1/26/22	3,139,500
Chile – 0.4%
3,000,000	Chile Government International Bond, 2.250% due 10/30/22	2,931,000
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount/Units†	Security	Value
SOVEREIGN BONDS – (continued)
Costa Rica – 0.2%
$1,150,000	Costa Rica Government International Bond, 9.995% due 8/1/20	$1,204,625
Dominican Republic – 0.7%
5,330,000	Dominican Republic International Bond, 7.500% due 5/6/21	5,536,538
India – 0.2%
2,000,000	Export-Import Bank of India, 3.125% due 7/20/21	1,971,863
Indonesia – 0.8%
	Indonesia Government International Bond:
3,000,000	4.875% due 5/5/21	3,092,172
2,795,000	3.700% due 1/8/22	2,806,297
	Total Indonesia	5,898,469
Peru – 0.3%
2,500,000	Fondo MIVIVIENDA SA, 3.500% due 1/31/23	2,478,775
Philippines – 0.6%
4,500,000	Philippine Government International Bond, 4.000% due 1/15/21	4,581,301
	TOTAL SOVEREIGN BONDS (Cost – $28,031,268)	27,742,071
Shares/Units
COMMON STOCKS – 2.7%
China – 0.2%
117,771	Bison Capital Acquisition Corp.*	1,236,595
Colombia – 0.0%
21,182	Frontera Energy Corp.(d)	201,847
Hong Kong – 0.2%
134,111	CM Seven Star Acquisition Corp.*	1,371,956
United States – 2.3%
133,587	Appvion Inc.*(c)(d)	1,736,631
219,500	Forum Merger II Corp., Class A Shares*	2,166,465
412,398	Pensare Acquisition Corp.*	4,222,956
52	Real Alloy Holding Inc.*(c)(d)	2,063,089
310,832	Saban Capital Acquisition Corp., Class A Shares*	3,186,028
465,164	Vantage Energy Acquisition Corp., Class A Shares*	4,726,066
	Total United States	18,101,235
	TOTAL COMMON STOCKS (Cost – $22,074,044)	20,911,633
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Shares/Units	Security	Value
PREFERRED STOCKS – 1.7%
Bermuda – 0.3%
30,926	Aspen Insurance Holdings Ltd., 5.625%(f)	$724,905
31,722	Axis Capital Holdings Ltd., 5.500%(f)	753,398
42,868	Enstar Group Ltd., 7.000% (3-Month USD-LIBOR + 4.015%)(a)(f)	1,053,267
	Total Bermuda	2,531,570
United States – 1.4%
10,100	Air Lease Corp., 6.150% (3-Month USD-LIBOR + 3.650%)(a)(f)	255,833
3,000	CoBank ACB, 6.250% (3-Month USD-LIBOR + 4.557%)(a)(b)(f)	309,000
1,000	Dairy Farmers of America Inc., 7.875%(b)(f)	99,250
50,000	Delphi Financial Group Inc., 5.874% (3-Month USD-LIBOR + 3.190%)(a)	1,143,750
21,710	Farm Credit Bank of Texas, 6.750% (3-Month USD-LIBOR + 4.010%)(a)(b)(f)	2,225,275
25,550	GMAC Capital Trust I, 8.469% (3-Month USD-LIBOR + 5.785%)(a)	664,044
54,847	Huntington Bancshares Inc., 6.250%(f)	1,404,632
6,240	KeyCorp, 6.125% (3-Month USD-LIBOR + 3.892%)(a)(f)(g)	165,672
	Morgan Stanley:
75,960	5.850% (3-Month USD-LIBOR + 3.491%)(a)(f)	1,922,547
10,600	6.375% (3-Month USD-LIBOR + 3.708%)(a)(f)	280,794
4,400	6.875% (3-Month USD-LIBOR + 3.940%)(a)(f)	119,372
20,000	New York Community Bancorp Inc., 6.375% (3-Month USD-LIBOR + 3.892%)(a)(f)	502,400
45,000	NuStar Energy LP, 7.625% (3-Month USD-LIBOR + 5.643%)(a)(f)	965,700
35,972	Regions Financial Corp., 6.375% (3-Month USD-LIBOR + 3.536%)(a)(f)(g)	975,201
	Total United States	11,033,470
	TOTAL PREFERRED STOCKS (Cost – $14,193,705)	13,565,040
WARRANT – 0.0%
United States – 0.0%
219,500	Forum Merger II Corp.* (Cost – $125,800)	98,775
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $656,181,893)	645,358,370
Face Amount†
SHORT-TERM INVESTMENTS – 18.8%
COMMERCIAL PAPERS – 12.7%
$9,238,000	Albemarle Corp., 2.758% due 4/1/19(i)	9,214,236
5,953,000	AT&T Inc., 3.091% due 5/28/19(i)	5,909,923
10,910,000	Campbell Soup Co., 2.910% due 3/27/19(i)	10,887,638
9,413,000	Constellation Brands Inc., 2.887% due 3/18/19(i)	9,398,673
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

Face Amount†	Security	Value
SHORT-TERM INVESTMENTS – (continued)
COMMERCIAL PAPERS – (continued)
$11,799,000	El du Pont de Nemours & Co., 2.840% due 3/5/19(i)	$11,794,730
10,621,000	Genesis Learning Sys Inc., 3.086% due 5/1/19(i)	10,564,240
5,238,000	Harris Corp., 2.907% due 3/21/19(i)	5,229,207
5,310,000	Humana Inc., 2.857% due 4/3/19(d)(i)	5,296,128
9,752,000	McKesson Corp., 2.705% due 3/19/19(i)	9,738,093
10,210,000	Mondelez International Inc., 2.932% due 3/6/19(i)	10,205,515
5,382,000	Royal Caribbean Cruises Ltd., 3.010% due 4/1/19(i)	5,368,868
6,281,000	Sherwin-Williams Co., 2.806% due 3/6/19(i)	6,278,481
	TOTAL COMMERCIAL PAPERS (Cost – $99,890,893)	99,885,732
TIME DEPOSITS – 6.1%
1,031,446SEK	Brown Brothers Harriman – Grand Cayman, 0.550% due 3/1/19	111,671
100,167EUR	Citibank – London, 0.570% due 3/1/19	113,929
43,415,028	JPMorgan Chase & Co. – New York, 1.750% due 3/1/19	43,415,028
3,799,702	Sumitomo Mitsui Banking Corp. – Tokyo, 1.750% due 3/1/19	3,799,702
	TOTAL TIME DEPOSITS (Cost – $47,440,330)	47,440,330
	TOTAL SHORT-TERM INVESTMENTS (Cost – $147,331,223)	147,326,062
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 0.3%
MONEY MARKET FUND – 0.3%
2,381,368	Federated Government Obligations Fund, Premier Class, 2.363%(j) (Cost – $2,381,368)	2,381,368
	TOTAL INVESTMENTS – 101.5% (Cost – $805,894,484#)	795,065,800
	Liabilities in Excess of Other Assets – (1.5)%	(11,723,873)
	TOTAL NET ASSETS – 100.0%	$783,341,927

†
Face amount denominated in U.S. dollars, unless otherwise noted.

*
Non-income producing security.

(a)
Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2019.

(b)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2019, amounts to approximately $132,123,024 and represents 16.87% of net assets.

(c)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2019, amounts to approximately $4,873,557 and represents 0.62% of net assets.

(d)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (continued)

(e)
Security is currently in default.

(f)
Security is perpetual in nature and has no stated maturity date.

(g)
All or a portion of this security is on loan (See Note 5).

(h)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(i)
Rate shown represents yield-to-maturity.

(j)
Represents investment of collateral received from securities lending transactions.

#
Aggregate cost for federal income tax purposes is $802,041,493.

@
Restricted security – Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date	Acquisition Cost	Market Value	Percent of Net Assets
QBE Insurance Group Ltd., Subordinated Notes, 6.750% (USD Swap Rate +4.300%) due 12/2/44	10/2/18	$2,109,000	$2,110,000	0.27%
Banco Santander SA, Junior Subordinated Notes, 6.375% (5-Year USD Swap Rate + 4.788%)	2/13/19	395,500	396,966	0.05%
UBS Group Funding Switzerland AG, Company Guaranteed Notes, 7.000% (5-Year USD Swap Rate + 4.866%)	4/18/17	1,300,500	1,485,750	0.19%
Total			$3,992,716	0.51%

Abbreviations used in this schedule:
CMT
 —  Constant Maturity Treasury Index

EURIBOR
 —  Euro Interbank Offered Rate

ICE
 —  Intercontinental Exchange

LIBOR
 —  London Interbank Offered Rate

LLC
 —  Limited Liability Company

LP
 —  Limited Partnership

NIBOR
 —  Norwegian Interbank Offered Rate

PLC
 —  Public Limited Company

SARL
 —  Société à Responsabilité Limitée

Summary of Investments by Security Type^
Corporate Bonds & Notes	62.9%
Senior Loans	10.5
Sovereign Bonds	3.5
Common Stocks	2.6
Preferred Stocks	1.7
Warrant	0.0*
Short-Term Investments	18.5
Money Market Fund	0.3
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Global Fixed Income Opportunities Fund (concluded)

At February 28, 2019, Destinations Global Fixed Income Opportunities Fund had open forward foreign currency contracts as described below.
The unrealized (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro	200,500	BBH	$228,261	3/15/19	$—	$(96)	$(96)
Swedish Krona	1,030,250	BBH	111,640	3/15/19	—	(66)	(66)
					$—	$(162)	$(162)
Contracts to Sell:
Euro	2,385,000	BBH	2,715,226	3/15/19	$—	$(19,222)	$(19,222)
Norwegian Krone	11,085,000	BBH	1,296,070	3/15/19	—	(23,118)	(23,118)
Swedish Krona	1,030,250	BBH	111,640	3/15/19	—	(589)	(589)
					$—	$(42,929)	$(42,929)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$—	$(43,091)	$(43,091)

Currency Abbreviations used in this schedule:	Counterparty Abbreviations used in this schedule:
CAD — Canadian Dollar	BBH — Brown Brothers Harriman & Co.
EUR — Euro
NOK — Norwegian Krone
SEK — Swedish Krona
Face Amount†	Security	Value
SECURITIES SOLD SHORT – 0.5%
CORPORATE BOND & NOTE – 0.5%
Germany – 0.1%
824,000EUR	BASF SE, Senior Unsecured Notes, 0.875% due 11/15/27	$941,632
United States – 0.4%
$1,418,000	DaVita Inc., Company Guaranteed Notes, 5.125% due 7/15/24	1,403,820
840,000	McKesson Corp., Senior Unsecured Notes, 3.950% due 2/16/28	824,755
840,000	Quest Diagnostics Inc., Senior Unsecured Notes, 3.450% due 6/1/26	805,012
	Total United States	3,033,587
	TOTAL SECURITIES SOLD SHORT – 0.5% (Proceeds – $3,942,008)	$3,975,219

†
Face amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – 86.0%
Alabama – 0.9%
$2,000,000	AA-	Auburn University, Revenue Bonds, Series A, 5.000% due 6/1/35	$2,357,880
355,000	AA-	County of Jefferson AL, GO, Series B, 5.000% due 4/1/21	377,621
220,000	A-	Industrial Development Board of the City of Mobile Alabama, Revenue Bonds, 1.850% due 6/1/34(a)	218,337
		Mobile County Board of School Commissioners, Special Tax:
175,000	A-	5.000% due 3/1/29	197,530
180,000	A-	5.000% due 3/1/30	201,991
185,000	A-	5.000% due 3/1/31	206,195
145,000	A-	5.000% due 3/1/32	160,764
215,000	A-	5.000% due 3/1/33	237,104
		Montgomery Medical Clinic Board, Revenue Bonds:
60,000	BBB	5.000% due 3/1/26	68,385
115,000	BBB	5.000% due 3/1/27	129,771
125,000	BBB	5.000% due 3/1/28	140,152
105,000	BBB	5.000% due 3/1/29	116,973
125,000	BBB	5.000% due 3/1/30	138,199
3,500,000	A3(b)	Southeast Alabama Gas Supply District, Revenue Bonds, Series A, 4.000% due 6/1/49(a)	3,720,255
		Total Alabama	8,271,157
Alaska – 0.2%
1,000,000	AA+	Alaska Housing Finance Corp., Revenue Bonds, Series A, 5.000% due 6/1/30	1,172,910
		Borough of North Slope AK, GO:
15,000	AA	Series A, 5.000% due 6/30/19	15,163
50,000	AA	Series A, Prerefunded 6/30/20 @ 100, 5.000% due 6/30/21(c)	52,221
215,000	AA	State of Alaska, GO, Series A, 5.000% due 8/1/33	244,836
225,000	A1(b)	State of Alaska International Airports System, Revenue Bonds, Series B, 5.000% due 10/1/33	254,506
		Total Alaska	1,739,636
Arizona – 2.8%
5,000,000	AA+	Arizona Department of Transportation State Highway Fund Revenue, Revenue Bonds, 5.000% due 7/1/27	6,002,500
		City of Glendale AZ, Revenue Bonds:
230,000	AA+	Series A, 5.000% due 7/1/27	268,453
215,000	AA+	Series A, 5.000% due 7/1/28	249,843
235,000	AA+	Series A, 5.000% due 7/1/29	272,182
105,000	AA	5.000% due 7/1/23	118,536
95,000	AA	5.000% due 7/1/25	111,991
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Arizona – (continued)
$45,000	AA	5.000% due 7/1/28	$53,980
85,000	AA	5.000% due 7/1/32	99,354
65,000	AA	City of Glendale AZ, GO, AGM, 4.000% due 7/1/21	68,291
		City of Glendale AZ Transportation Excise Tax Revenue, Revenue Bonds, AGM:
55,000	AA	5.000% due 7/1/24	63,705
60,000	AA	5.000% due 7/1/25	70,770
105,000	AA	5.000% due 7/1/26	122,961
		City of Phoenix Civic Improvement Corp., Revenue Bonds:
30,000	AAA	Series A, 5.000% due 7/1/20	31,331
65,000	AA-	Series A, 5.000% due 7/1/27(d)	77,687
90,000	AA-	Series A, 5.000% due 7/1/28(d)	106,688
6,365,000	AAA	Series B, 4.000% due 7/1/29	6,899,342
30,000	AAA	Series C, 5.000% due 7/1/21	32,292
1,000,000	AAA	City of Scottsdale AZ, GO, 5.000% due 7/1/23	1,137,840
		County of Pima AZ Sewer System Revenue, Revenue Bonds:
15,000	AA	Series A, 5.000% due 7/1/22	16,604
30,000	AA	Series A, 5.000% due 7/1/23	33,177
60,000	AA	Series B, 5.000% due 7/1/20	62,663
60,000	AA	Series B, Prerefunded 7/1/21 @ 100, 5.000% due 7/1/25(c)	64,537
3,000,000	BBB+	Industrial Development Authority of the City of Phoenix, Revenue Bonds, 2.300% due 12/1/35(a)(d)	3,000,180
820,000	AAA	Maricopa County Community College District, GO, Series D, 4.250% due 7/1/25	868,036
		Maricopa County Industrial Development Authority, Revenue Bonds:
145,000	NR	6.000% due 1/1/48(e)	146,156
70,000	AA-	Series A, 5.000% due 1/1/22	76,119
145,000	AA-	Series A, 5.000% due 1/1/23	161,797
190,000	AA-	Series A, 4.000% due 1/1/24	207,839
60,000	AA-	Series A, 5.000% due 1/1/24	68,383
225,000	AA-	Series A, 5.000% due 1/1/25	261,569
735,000	A2(b)	Series B, 5.000% due 9/1/45(a)	826,346
430,000	AA-	Series B, 5.000% due 1/1/48(a)	476,203
290,000	AA-	Series C, 5.000% due 1/1/48(a)	334,979
50,000	AA-	McAllister Academic Village LLC, Revenue Bonds, 5.000% due 7/1/21	53,677
145,000	AA	Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, 5.000% due 1/1/33	173,175
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Arizona – (continued)
		State of Arizona, COP:
$195,000	AA	AGM, Series A, 5.250% due 10/1/20	$199,056
245,000	Aa3(b)	Series A, 5.000% due 10/1/20(f)	254,320
215,000	Aa3(b)	Series A, 5.000% due 10/1/21(f)	229,373
225,000	Aa3(b)	Series A, 5.000% due 10/1/22(f)	246,481
300,000	Aa3(b)	Series A, 5.000% due 10/1/23(f)	335,961
310,000	Aa3(b)	Series A, 5.000% due 10/1/24(f)	354,438
		Tempe Industrial Development Authority, Revenue Bonds:
5,000	NR	Series A, 6.000% due 10/1/37(e)	5,454
15,000	NR	Series A, 6.125% due 10/1/47(e)	16,230
15,000	NR	Series A, 6.125% due 10/1/52(e)	16,186
225,000	NR	Series B, 4.000% due 10/1/23(e)	225,916
		Total Arizona	24,502,601
Arkansas – 0.0%
90,000	Aa2(b)	Little Rock School District, GO, 3.000% due 2/1/22	92,602
California – 3.0%
50,000	NR	Abag Finance Authority for Nonprofit Corps, Revenue Bonds, Prerefunded 8/1/19 @ 100, 6.250% due 8/1/39(c)	50,969
60,000	A-	Alameda Corridor Transportation Authority, Revenue Bonds, Series A, 5.000% due 10/1/23	68,860
		Bay Area Toll Authority, Revenue Bonds:
2,000,000	AA	Series A, 2.250% due 4/1/45(a)	2,021,580
255,000	AA	Series A, 2.950% due 4/1/47(a)	268,056
210,000	AA	Series B, 2.850% due 4/1/47(a)	219,028
195,000	AA	Series C, 2.100% due 4/1/45(a)	196,371
		California Health Facilities Financing Authority, Revenue Bonds:
115,000	AA-	Series A, 5.000% due 7/1/25	131,495
3,500,000	AA-	Series C, 1.000% due 8/15/53(a)	3,484,320
85,000	AA-	Series D, 5.000% due 8/15/35	90,790
		California Municipal Finance Authority, Revenue Bonds:
55,000	BBB+(g)	5.000% due 6/30/28(d)	65,378
45,000	BBB+(g)	5.000% due 12/31/28(d)	53,272
60,000	BBB+(g)	5.000% due 6/30/29(d)	70,736
30,000	BBB+(g)	5.000% due 12/31/29(d)	35,223
90,000	BBB+(g)	5.000% due 6/30/31(d)	104,432
85,000	BBB+(g)	5.000% due 12/31/31(d)	98,374
600,000	BBB+	California Pollution Control Financing Authority, Revenue Bonds, Series A, 2.300% due 8/1/23(a)(d)(e)	600,042
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
California – (continued)
		California State Public Works Board, Revenue Bonds:
$60,000	A+	Series A, 5.000% due 4/1/22	$66,031
145,000	A+	Series A, 5.000% due 4/1/23	159,484
115,000	A+	Series A, 5.250% due 10/1/24	125,519
115,000	A+	Series A, 5.250% due 10/1/25	125,458
70,000	A+	Series D, 5.000% due 12/1/21	76,357
30,000	A+	Series G, 5.000% due 11/1/23	33,536
30,000	A+	Series G, 5.000% due 11/1/24	33,490
50,000	AA+	City of Los Angeles CA Wastewater System Revenue, Revenue Bonds, Series A, Prerefunded 6/1/19 @ 100, 5.750% due 6/1/34(c)	50,523
3,000,000	AA-	City of Riverside CA Sewer Revenue, Revenue Bonds, Series A, 5.000% due 8/1/36	3,561,570
65,000	AA-	County of San Bernardino CA, COP, Series A, 5.250% due 8/1/26	66,001
		Golden State Tobacco Securitization Corp., Revenue Bonds:
175,000	A+	Series A, AMBAC, zero coupon, due 6/1/24	156,947
145,000	A+	Series A, 5.000% due 6/1/29	161,315
115,000	BBB+	Series A1, 5.000% due 6/1/25	130,165
30,000	BBB+	Series A1, 5.000% due 6/1/26	34,340
115,000	AA+	Los Angeles Community College District, GO, Series A, Prerefunded 8/1/19 @ 100, 6.000% due 8/1/33(c)	117,134
2,000,000	AAA	Los Angeles County Metropolitan Transportation Authority, Revenue Bonds, Series A, 5.000% due 7/1/44	2,314,200
290,000	AA	Los Angeles Department of Water & Power Power System Revenue, Revenue Bonds, Series A, 5.000% due 7/1/29	337,653
1,500,000	Aa2(b)	Los Angeles Unified School District, GO, Series A, 5.000% due 7/1/27	1,841,025
		Modesto Irrigation District, Revenue Bonds:
30,000	A+	Series A, 5.000% due 7/1/22	32,406
110,000	A+	Series A, 5.000% due 7/1/23	118,587
		Northern California Power Agency, Revenue Bonds:
35,000	A+	Series A, 5.000% due 7/1/19	35,406
65,000	A+	Series A, 5.000% due 7/1/22	65,716
170,000	Aa3(b)	Oakland Alameda County Coliseum Authority, Revenue Bonds, Series A, 5.000% due 2/1/23	186,349
		Oakland Unified School District, GO:
100,000	AA	AGM, 5.000% due 8/1/26	118,472
30,000	A	Series A, 5.000% due 8/1/28	35,324
145,000	A+	Port of Oakland, Revenue Bonds, Series P, 5.000% due 5/1/22(d)	158,872
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
California – (continued)
		Poway Unified School District Public Financing Authority, Special Tax:
$35,000	NR	Series A, 5.000% due 9/1/25	$39,387
45,000	NR	Series A, 5.000% due 9/1/28	49,631
50,000	NR	Series A, 5.000% due 9/1/32	54,231
90,000	A	Sacramento City Financing Authority, Tax Allocation, Series A, NPFG, zero coupon, due 12/1/26	73,889
255,000	AA-	San Diego Convention Center Expansion Financing Authority, Revenue Bonds, Series A, 5.000% due 4/15/23	281,678
60,000	AA+	San Diego Public Facilities Financing Authority Sewer Revenue, Revenue Bonds, Series A, Prerefunded 5/15/19 @ 100, 5.000% due 5/15/22(c)	60,426
75,000	AA-	San Diego Unified School District, GO, Series C, zero coupon, due 7/1/34	44,747
		San Marcos Unified School District, GO:
105,000	AA-	Series B, zero coupon, due 8/1/35	59,522
60,000	AA-	Series B, zero coupon, due 8/1/37	30,953
55,000	AA+	Santa Monica-Malibu Unified School District, GO, NPFG, zero coupon, due 8/1/20	53,753
		State of California, GO:
80,000	AA-	5.000% due 9/1/29	95,012
2,500,000	AA-	5.000% due 8/1/30	3,045,400
3,125,000	AA-	4.000% due 12/1/30(a)	3,264,344
60,000	AA+	Prerefunded 4/1/19 @ 100, 6.000% due 4/1/38(c)	60,209
435,000	AA-	Series B, 5.000% due 8/1/26	525,932
205,000	AA-	Series C, 5.000% due 8/1/29	243,210
115,000	AA-	6.000% due 4/1/38	115,371
		State of California Department of Water Resources, Revenue Bonds:
65,000	AAA	Series AI, 5.000% due 12/1/25	71,123
140,000	AAA	Series AI, Prerefunded 12/1/21 @ 100, 5.000% due 12/1/29(c)	153,546
40,000	AA+	Union Elementary School District, GO, Series A, NPFG, zero coupon, due 9/1/20	39,028
30,000	AA	University of California, Revenue Bonds, Series O, Prerefunded 5/15/19 @ 100, 5.250% due 5/15/39(c)	30,228
100,000	Aa3(b)	Washington Township Health Care District, GO, Series A, 5.500% due 8/1/40	116,189
230,000	AA-	West Contra Costa Unified School District, GO, 5.000% due 8/1/26	255,102
		Total California	26,463,717
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Colorado – 0.8%
		City & County of Denver CO Airport System Revenue, Revenue Bonds:
$65,000	A+	Series A, 5.000% due 11/15/24(d)	$74,886
30,000	A+	Series A, 5.000% due 11/15/27(d)	35,912
145,000	A+	Series A, 5.000% due 11/15/28(d)	172,084
145,000	A+	Series A, 5.000% due 11/15/29(d)	170,750
115,000	A+	Series A, 5.000% due 11/15/30(d)	134,372
		Colorado Health Facilities Authority, Revenue Bonds:
2,115,000	AA	5.000% due 11/15/36(a)	2,405,813
190,000	A3(b)	5.000% due 9/1/46	206,758
220,000	BBB+	Series D3, 5.000% due 10/1/38(a)	235,099
655,000	NR	zero coupon, due 7/15/22	615,038
		E-470 Public Highway Authority, Revenue Bonds:
140,000	A	Series B, NPFG, zero coupon, due 9/1/20	135,444
60,000	A	zero coupon, due 9/1/35	32,251
85,000	A	zero coupon, due 9/1/37	41,387
110,000	A	zero coupon, due 9/1/38	51,026
2,250,000	AA-	State of Colorado, COP, Series A, 4.000% due 12/15/36	2,364,502
210,000	AA-	University of Colorado Hospital Authority, Revenue Bonds, Series C, 5.000% due 11/15/38(a)	225,301
		Total Colorado	6,900,623
Connecticut – 1.7%
		Connecticut State Health & Educational Facilities Authority, Revenue Bonds:
1,030,000	AAA	Series A, 2.050% due 7/1/35(a)	1,037,159
7,260,000	AAA	Series A2, 2.000% due 7/1/42(a)	7,068,118
65,000	A-	Series S, 5.000% due 7/1/26	76,406
30,000	A-	Series S, 5.000% due 7/1/29	35,832
4,465,000	AAA	Series V1, 1.540% due 7/1/36(a)	4,465,000
		State of Connecticut, GO:
90,000	A	Series A, 5.000% due 3/15/26	103,791
85,000	A	Series E, 5.000% due 9/15/23	93,002
100,000	A	Series E, 5.000% due 10/15/26	115,959
150,000	A	Series E, 5.000% due 10/15/29	170,323
1,600,000	A	Series F, 5.000% due 9/15/26	1,854,000
		Total Connecticut	15,019,590
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Delaware – 0.5%
		Delaware River & Bay Authority, Revenue Bonds:
$85,000	A	Series C, 5.000% due 1/1/22	$92,700
35,000	A	Series C, 5.000% due 1/1/24	40,064
80,000	A	Series C, 5.000% due 1/1/25	91,272
3,160,000	NR	State of Delaware, GO, Series B, Prerefunded 7/1/24 @ 100, 5.000% due 7/1/27(c)	3,678,177
		Total Delaware	3,902,213
District of Columbia – 0.5%
		District of Columbia, Revenue Bonds:
120,000	AAA	Series A, 5.000% due 12/1/36	128,754
195,000	A1(b)	Series A, 5.000% due 6/1/40	201,125
		Metropolitan Washington Airports Authority, Revenue Bonds:
2,500,000	AA-	Series A, 5.000% due 10/1/24(d)	2,882,300
115,000	AA-	Series A, 5.000% due 10/1/28(d)	139,085
280,000	AA-	Series A, 5.000% due 10/1/29(d)	332,220
95,000	AA-	Series A, 5.000% due 10/1/30(d)	112,694
205,000	AA-	Series A, 5.000% due 10/1/31(d)	240,229
60,000	AA-	Series A, 5.000% due 10/1/34(d)	68,709
55,000	AA-	Series A, 5.000% due 10/1/36(d)	62,501
240,000	AA-	Washington Metropolitan Area Transit Authority, Revenue Bonds, Series B, 5.000% due 7/1/34	280,733
		Total District of Columbia	4,448,350
Florida – 4.4%
		Brevard County School District, COP:
95,000	Aa3(b)	5.000% due 7/1/27	109,152
215,000	Aa3(b)	5.000% due 7/1/30	245,163
85,000	Aa3(b)	Series C, 5.000% due 7/1/24	98,127
		Citizens Property Insurance Corp., Revenue Bonds:
80,000	A+	Series A1, 5.000% due 6/1/21	85,696
60,000	A+	Series A1, 5.000% due 6/1/22	66,122
		City of Clearwater FL Water & Sewer Revenue, Revenue Bonds:
40,000	AA	5.000% due 12/1/21	43,531
65,000	AA	Prerefunded 12/1/21 @ 100, 5.000% due 12/1/23(c)	70,867
70,000	AA	Prerefunded 12/1/21 @ 100, 5.000% due 12/1/24(c)	76,318
		City of Jacksonville FL, Revenue Bonds:
115,000	A+	5.000% due 10/1/22	127,122
155,000	A+	5.000% due 10/1/23	171,621
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
		City of Tallahassee FL, Revenue Bonds:
$15,000	Baa1(b)	5.000% due 12/1/19	$15,316
35,000	Baa1(b)	5.000% due 12/1/21	37,621
50,000	Baa1(b)	5.000% due 12/1/40	53,758
		City of Tampa FL, Revenue Bonds:
45,000	Aa2(b)	5.000% due 11/15/19	46,056
55,000	A+	5.000% due 9/1/28	60,319
170,000	AA	City of Tampa FL Solid Waste System Revenue, Revenue Bonds, AGM, 5.000% due 10/1/19(d)	173,007
		County of Broward FL Airport System Revenue, Revenue Bonds:
60,000	A+	5.000% due 10/1/30(d)	69,743
90,000	A+	5.000% due 10/1/31(d)	103,955
120,000	A+	Series A, 5.000% due 10/1/29(d)	136,432
85,000	A+	Series A, 5.000% due 10/1/31(d)	95,820
115,000	A+	Series A, 5.000% due 10/1/32(d)	129,127
90,000	A+	Series Q1, 5.000% due 10/1/23	100,578
		County of Hillsborough FL Solid Waste & Resource Recovery Revenue, Revenue Bonds:
40,000	AA+	Series A, 5.000% due 9/1/20(d)	41,845
40,000	AA+	Series A, 5.000% due 9/1/21(d)	42,904
50,000	AA+	Series A, 5.000% due 9/1/22(d)	55,012
60,000	AA+	Series A, 5.000% due 9/1/23(d)	67,472
65,000	AA+	Series A, 5.000% due 9/1/24(d)	74,349
65,000	AA+	Series A, 5.000% due 9/1/25(d)	75,540
65,000	AA+	Series A, 5.000% due 9/1/26(d)	76,599
		County of Indian River FL Water & Sewer Revenue, Revenue Bonds:
55,000	AA	5.000% due 9/1/21	55,885
65,000	AA	5.000% due 9/1/22	65,988
120,000	AA	County of Miami-Dade FL, GO, Series A, 5.000% due 11/1/23	137,075
		County of Miami-Dade FL, Revenue Bonds:
160,000	A+	5.000% due 10/1/28	188,608
120,000	A+	5.000% due 10/1/29	139,668
215,000	A+	5.000% due 10/1/30	248,641
65,000	A+	Series A, 5.000% due 10/1/25	71,780
210,000	A+	Series B, NPFG, 5.000% due 6/1/20	218,368
		County of Miami-Dade FL Aviation Revenue, Revenue Bonds:
85,000	A	Series A, 5.000% due 10/1/22(d)	93,434
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$290,000	A	Series A, 5.000% due 10/1/24(d)	$318,249
55,000	A	Series A, 5.000% due 10/1/27(d)	62,020
80,000	A	Series A, 5.000% due 10/1/29(d)	89,505
70,000	A	Series A, 5.000% due 10/1/30	81,683
30,000	A	Series A, 5.000% due 10/1/31	34,763
160,000	A	Series A, 5.000% due 10/1/33(d)	176,482
70,000	A	Series A, 5.000% due 10/1/35(d)	76,833
90,000	A	Series A1, 5.000% due 10/1/22	94,785
135,000	NR	Series A1, Prerefunded 10/1/20 @ 100, 5.375% due 10/1/41(c)	142,807
105,000	A	Series B, 5.000% due 10/1/20(d)	110,025
65,000	A	Series B, 5.000% due 10/1/24	72,161
295,000	AA	Series B, AGM, 5.000% due 10/1/35	307,535
215,000	A	Series B, 5.000% due 10/1/37	238,897
		County of Miami-Dade FL Transit System, Revenue Bonds:
35,000	AA	5.000% due 7/1/21	37,624
50,000	AA	5.000% due 7/1/42	53,997
3,500,000	AA	4.000% due 7/1/45	3,605,105
		Duval County Public Schools, COP:
125,000	AA-	Series B, 5.000% due 7/1/27	145,257
30,000	AA-	Series B, 5.000% due 7/1/28	34,766
190,000	AA-	Series B, 5.000% due 7/1/30	219,095
		Florida Municipal Power Agency, Revenue Bonds:
30,000	A2(b)	5.000% due 10/1/24	34,913
45,000	A2(b)	5.000% due 10/1/27	52,909
80,000	A1(b)	Series A, 5.000% due 10/1/22	88,872
355,000	A2(b)	Series A, 5.000% due 10/1/26	390,738
55,000	A2(b)	Series A, 5.000% due 10/1/30	64,510
60,000	A2(b)	Series A, 5.000% due 10/1/31	70,064
2,500,000	AA	Florida’s Turnpike Enterprise, Revenue Bonds, Series C, 4.375% due 7/1/37	2,626,550
		Greater Orlando Aviation Authority, Revenue Bonds:
100,000	A+	Series A, 5.000% due 10/1/28(d)	118,139
60,000	A+	Series A, 5.000% due 10/1/30(d)	69,941
		Halifax Hospital Medical Center, Revenue Bonds:
35,000	A-	5.000% due 6/1/28	39,385
70,000	A-	5.000% due 6/1/35	75,839
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$345,000	AA	Highlands County Health Facilities Authority, Revenue Bonds, 6.000% due 11/15/37	$355,057
105,000	NR	Hillsborough County Industrial Development Authority, Revenue Bonds, Prerefunded 8/15/19 @ 101, 8.000% due 8/15/32(c)	108,979
		Indian River County School Board, COP:
75,000	AA-	Series A, 5.000% due 7/1/24	86,418
60,000	AA-	Series A, 5.000% due 7/1/25	70,497
200,000	A	JEA Electric System Revenue, Revenue Bonds, Series B, 5.000% due 10/1/26	233,936
		JEA Water & Sewer System Revenue, Revenue Bonds:
15,000	AAA	Series C, 5.000% due 10/1/20	15,039
35,000	NR	Series C, Prerefunded 4/1/19 @ 100, 5.000% due 10/1/20(c)	35,089
		Lake County School Board, COP:
30,000	AA	Series A, AGM, 5.000% due 6/1/25	34,124
50,000	AA	Series A, AGM, 5.000% due 6/1/26	56,660
15,000	AA	Series A, AGM, 5.000% due 6/1/28	16,888
60,000	AA	Manatee County School District, Revenue Bonds, AGM, 5.000% due 10/1/25	71,071
		Miami-Dade County Expressway Authority, Revenue Bonds:
45,000	A+	Series A, 5.000% due 7/1/31	52,148
115,000	A+	Series A, 5.000% due 7/1/32	132,724
95,000	A+	Series A, 5.000% due 7/1/33	109,298
30,000	A+	Series A, 5.000% due 7/1/34	34,345
235,000	A+	Series A, 5.000% due 7/1/40	243,493
85,000	A+	Series A, 5.000% due 7/1/44	93,730
		Mid-Bay Bridge Authority, Revenue Bonds:
105,000	BBB+	Series A, 5.000% due 10/1/27	119,605
145,000	BBB+	Series A, 5.000% due 10/1/28	164,369
80,000	BBB+	Series A, 5.000% due 10/1/29	90,082
70,000	BBB+	Series A, 5.000% due 10/1/30	78,245
		Orange County Health Facilities Authority, Revenue Bonds:
130,000	A+	5.250% due 10/1/20	132,575
365,000	A+	Series A, 5.000% due 10/1/42	386,787
150,000	A+	Series B, 5.000% due 10/1/42	158,953
		Orange County School Board, COP:
115,000	Aa2(b)	Series B, Prerefunded 8/1/22 @ 100, 5.000% due 8/1/26(c)	127,716
200,000	Aa2(b)	Series C, 5.000% due 8/1/29	232,360
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
		Orlando Utilities Commission, Revenue Bonds:
$50,000	AA	Series A, 5.000% due 10/1/23	$57,241
25,000	AA	Series A, 5.000% due 10/1/25	29,902
45,000	AA	Series B, 5.000% due 10/1/19	45,882
100,000	AA	Series B, 5.000% due 10/1/20	105,314
60,000	A+	Orlando-Orange County Expressway Authority, Revenue Bonds, 5.000% due 7/1/20	62,606
		Palm Beach County Health Facilities Authority, Revenue Bonds:
10,000	BBB+	5.000% due 12/1/23	11,174
20,000	BBB+	5.000% due 12/1/24	22,737
		Palm Beach County School District, COP:
55,000	Aa3(b)	Series A, 5.000% due 8/1/22	60,907
35,000	Aa3(b)	Series A, 5.000% due 8/1/23	39,763
40,000	Aa3(b)	Series A, 5.000% due 8/1/24	46,390
135,000	Aa3(b)	Series A, 5.000% due 8/1/25	159,490
705,000	Aa3(b)	Series A, 5.000% due 8/1/26	844,308
135,000	Aa3(b)	Series B, 5.000% due 8/1/25	159,491
300,000	Aa3(b)	Series B, 5.000% due 8/1/26	353,634
240,000	Aa3(b)	Series B, 5.000% due 8/1/27	281,330
160,000	Aa3(b)	Series B, 5.000% due 8/1/28	186,614
695,000	Aa3(b)	Series D, 5.000% due 8/1/26	819,252
315,000	Aa3(b)	Series D, 5.000% due 8/1/27	369,246
110,000	Aa3(b)	Series D, 5.000% due 8/1/28	128,298
250,000	AA+	Palm Beach County Solid Waste Authority, Revenue Bonds, 5.000% due 10/1/24	270,372
		School Board of Miami-Dade County, COP:
570,000	A+	Series A, 5.000% due 5/1/31	648,746
120,000	AA	Series A, AGM, 5.000% due 5/1/27	139,340
220,000	A+	Series B, 5.000% due 8/1/27	258,192
395,000	A+	Series B, 5.000% due 5/1/28	454,483
340,000	A+	Series D, 5.000% due 11/1/24	392,023
355,000	A+	Series D, 5.000% due 11/1/25	405,453
230,000	A+	Series D, 5.000% due 11/1/26	265,590
115,000	A+	Series D, 5.000% due 2/1/29	132,663
190,000	A+	Series D, 5.000% due 2/1/30	217,655
		School District of Broward County, COP:
155,000	A+	Series A, 5.000% due 7/1/21	166,546
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Florida – (continued)
$145,000	A+	Series A, 5.000% due 7/1/22	$159,762
45,000	A+	Series A, 5.000% due 7/1/25	49,200
460,000	A+	Series A, 5.000% due 7/1/26	528,235
265,000	A+	Series A, 5.000% due 7/1/27	307,946
115,000	A+	Series A, 5.000% due 7/1/28	132,756
70,000	A+	Series A, 5.000% due 7/1/32	80,286
120,000	NR	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 7/1/25(c)	132,541
580,000	NR	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 7/1/26(c)	640,616
60,000	A+	Series B, 5.000% due 7/1/25	70,770
335,000	A+	Series B, 5.000% due 7/1/26	392,305
230,000	A+	Series B, 5.000% due 7/1/27	267,274
390,000	A+	Series B, 5.000% due 7/1/28	449,225
		Seminole County School Board, COP:
60,000	Aa3(b)	Series C, 5.000% due 7/1/23	67,735
50,000	Aa3(b)	Series C, 5.000% due 7/1/24	57,640
115,000	AA	South Florida Water Management District, COP, 5.000% due 10/1/30	133,441
80,000	Baa1(b)	South Lake County Hospital District, Revenue Bonds, Series A, 6.250% due 4/1/39	80,209
		South Miami Health Facilities Authority, Revenue Bonds:
75,000	AA-	5.000% due 8/15/24	86,257
120,000	AA-	5.000% due 8/15/25	140,528
		St Lucie County School Board, COP:
60,000	A	Series A, 5.000% due 7/1/25	66,994
125,000	A	Series A, 5.000% due 7/1/27	138,587
		State of Florida, GO:
5,995,000	AAA	5.000% due 7/1/32	7,229,490
358,000	AAA	Series C, 5.000% due 6/1/20	372,986
289,000	AAA	Series C, 5.000% due 6/1/22	310,172
80,000	AAA	Series D, 5.000% due 6/1/21	81,448
145,000	AAA	Series E, 5.000% due 6/1/24	155,357
2,000,000	AA+	State of Florida Department of Transportation, Revenue Bonds, 5.000% due 7/1/27	2,451,280
		Tampa Bay Water, Revenue Bonds:
70,000	AA+	NPFG, 5.500% due 10/1/22	79,204
70,000	AA+	Series A, NPFG, 6.000% due 10/1/29	93,237
145,000	AA	Volusia County School Board, COP, Series A, 5.000% due 8/1/32	164,284
		Total Florida	38,596,663
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Georgia – 2.0%
		City of Atlanta GA Water & Wastewater Revenue, Revenue Bonds:
$30,000	AA-	5.000% due 11/1/27	$35,086
70,000	AA-	5.000% due 11/1/29	81,182
205,000	#Aaa(b)	Colquitt County Development Authority, Revenue Bonds, zero coupon, due 12/1/21	194,537
45,000	A+	County of DeKalb GA Water & Sewerage Revenue, Revenue Bonds, Series A, 5.250% due 10/1/25	48,925
		DeKalb County Hospital Authority, Revenue Bonds:
170,000	WD(g)	Prerefunded 9/1/20 @ 100, 6.000% due 9/1/30(c)	180,487
310,000	WD(g)	Prerefunded 9/1/20 @ 100, 6.125% due 9/1/40(c)	329,694
840,000	Aa2(b)	Main Street Natural Gas Inc., Revenue Bonds, Series C, 4.000% due 8/1/48(a)	896,566
335,000	AA+	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, Series Prerefunded 7/1/19 @ 100, 5.250% due 7/1/36(c)	339,027
195,000	A3(b)	Monroe County Development Authority, Revenue Bonds, 2.350% due 10/1/48(a)	194,226
		Municipal Electric Authority of Georgia, Revenue Bonds:
45,000	A-	Series A, 5.250% due 1/1/20	46,174
265,000	A-	Series A, 5.000% due 1/1/21	278,926
105,000	A	Series GG, 5.000% due 1/1/24	115,640
35,000	A	Series GG, 5.000% due 1/1/25	38,538
145,000	A	Series GG, 5.000% due 1/1/26	159,329
		Municipal Gas Authority of Georgia, Revenue Bonds:
40,000	AA-	5.000% due 10/1/24	46,162
60,000	AA-	Series Q, 5.000% due 10/1/22	66,478
35,000	AA-	Series S, 5.000% due 10/1/22	38,778
70,000	AA-	Series S, 5.000% due 10/1/24	77,251
3,000,000	AA	Private Colleges & Universities Authority, Revenue Bonds, Series B, 5.000% due 9/1/29	3,047,370
		State of Georgia, GO:
5,000,000	AAA	Series A, 5.000% due 7/1/29	6,195,850
3,835,000	AAA	Series C, 5.000% due 7/1/29	4,665,661
		Total Georgia	17,075,887
Hawaii – 0.1%
		City & County of Honolulu HI, GO:
115,000	Aa1(b)	Series D, 5.000% due 9/1/22	127,927
90,000	Aa1(b)	Series D, 5.000% due 9/1/26	108,943
500,000	AA+	State of Hawaii, GO, Series FH, 5.000% due 10/1/28	599,740
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Hawaii – (continued)
$115,000	AA-	State of Hawaii Airports System Revenue, Revenue Bonds, Series A, 5.000% due 7/1/45(d)	$126,850
		Total Hawaii	963,460
Idaho – 0.4%
		Idaho Housing & Finance Association, Revenue Bonds:
60,000	A2(b)	5.000% due 7/15/20	62,607
90,000	A2(b)	5.000% due 7/15/21	96,554
100,000	A2(b)	5.000% due 7/15/22	110,122
45,000	A2(b)	5.000% due 7/15/23	50,786
35,000	A2(b)	5.000% due 7/15/24	40,302
35,000	A2(b)	5.000% due 7/15/25	41,062
95,000	A2(b)	5.000% due 7/15/27	114,236
2,380,000	Aa1(b)	Kootenai County School District No 271 Coeur d’Alene, GO, 4.000% due 9/15/28	2,705,156
		Total Idaho	3,220,825
Illinois – 6.3%
		Chicago Board of Education, GO:
185,000	B+	Series A, 5.000% due 12/1/27	198,083
45,000	B+	Series A, NPFG, 5.250% due 12/1/21	47,924
60,000	B+	Series A, 5.000% due 12/1/41	60,253
55,000	B+	Series A, 5.000% due 12/1/42	55,294
170,000	B+	Series A, 5.500% due 12/1/39	173,159
100,000	B+	Series C, 5.000% due 12/1/24	106,336
640,000	B+	Series C, 5.000% due 12/1/25	683,642
1,465,000	B+	Series C, 5.000% due 12/1/26	1,567,242
505,000	B+	Series C, 5.000% due 12/1/27	540,713
45,000	B+	Series C, 5.250% due 12/1/39	46,207
530,000	B+	Series D, 5.000% due 12/1/46	536,895
30,000	B+	Series F, 5.000% due 12/1/20	30,875
		Chicago Midway International Airport, Revenue Bonds:
65,000	A	Series A, 5.000% due 1/1/29(d)	73,606
100,000	A	Series A, 5.000% due 1/1/30(d)	112,527
70,000	A	Series A, 5.000% due 1/1/31(d)	78,327
190,000	A	Series A, 5.000% due 1/1/32(d)	206,756
30,000	A	Series B, 5.000% due 1/1/22	32,484
95,000	A	Series B, 5.000% due 1/1/24	107,617
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
		Chicago O'Hare International Airport, Revenue Bonds:
$75,000	BBB	5.000% due 7/1/38(d)	$82,796
50,000	A	Series A, 5.000% due 1/1/22	54,371
130,000	A	Series B, 5.000% due 1/1/20	133,552
200,000	A	Series B, 5.000% due 1/1/22(d)	215,814
65,000	A	Series C, 5.000% due 1/1/22	70,682
40,000	A	Series C, 5.000% due 1/1/23	44,649
45,000	A	Series C, 5.000% due 1/1/24	51,309
65,000	A	Series C, 5.000% due 1/1/25	75,642
60,000	A	Series C, 5.000% due 1/1/26	70,857
70,000	A	Series C, 5.000% due 1/1/33	78,906
80,000	A	Series C, 5.000% due 1/1/34	89,804
420,000	A	Series C, Prerefunded 1/1/21 @ 100, 6.500% due 1/1/41(c)	456,779
60,000	A	Series D, 5.000% due 1/1/27(d)	70,116
15,000	A	Series D, 5.000% due 1/1/28(d)	17,421
85,000	A	Series D, 5.000% due 1/1/31(d)	96,678
45,000	A	Series D, 5.000% due 1/1/33(d)	50,735
		Chicago Transit Authority, Revenue Bonds:
50,000	A+	5.000% due 6/1/22	54,327
45,000	A+	5.000% due 6/1/23	49,869
500,000	BBB+	City of Chicago IL, GO, NPFG, zero coupon, due 1/1/20	489,735
40,000	A	City of Chicago IL Wastewater Transmission Revenue, Revenue Bonds, 5.000% due 1/1/23	43,049
30,000	AA	City of Chicago IL Waterworks Revenue, Revenue Bonds, AGM, 5.250% due 11/1/33	30,070
		Cook County Forest Preserve District, GO:
30,000	AA-	Series B, 5.000% due 12/15/23	32,358
40,000	AA-	Series B, 5.000% due 12/15/24	42,988
60,000	AA-	Series C, 5.000% due 12/15/25	64,228
155,000	Aaa(b)	Cook Kane Lake & McHenry Counties Community College District No 512, GO, Series B, 5.000% due 12/1/24	181,646
		County of Cook IL, GO:
565,000	AA-	Series A, 5.250% due 11/15/24	592,375
60,000	AA-	Series C, 5.000% due 11/15/22	65,686
145,000	AA-	Series C, 5.000% due 11/15/23	158,472
540,000	AA-	Series C, 5.000% due 11/15/24	588,973
15,000	AA	Series C, AGM, 5.000% due 11/15/25	16,478
85,000	AA-	Series G, 5.000% due 11/15/25	88,406
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$35,000	Aa3(b)	Grundy & Will Counties Community Unit School District No 1 Coal City, GO, 5.000% due 2/1/29	$40,563
835,000	AA+	Illinois Development Finance Authority, Revenue Bonds, zero coupon, due 7/15/23	763,891
		Illinois Finance Authority, Revenue Bonds:
90,000	AA-	5.000% due 8/15/23	93,915
40,000	AA+	5.000% due 7/15/25	47,084
60,000	AA+	5.000% due 7/15/26	71,767
75,000	A+	5.000% due 11/15/26	81,979
25,000	Baa1(b)	5.000% due 8/15/27	28,257
70,000	A	5.000% due 5/15/28	80,746
60,000	AA+	5.000% due 7/15/28	72,488
40,000	A	5.000% due 5/15/29	45,864
150,000	AAA	5.000% due 7/1/29	177,729
25,000	A+	5.000% due 11/15/29	27,150
110,000	A3(b)	5.000% due 12/1/29	125,219
145,000	AAA	5.000% due 1/1/30	171,306
255,000	AAA	5.000% due 7/1/31	297,215
235,000	AA+	5.000% due 9/1/32	253,880
175,000	Baa1(b)	5.000% due 8/15/35	190,962
170,000	A	5.000% due 1/1/36	187,146
870,000	A	5.000% due 1/1/38	953,155
315,000	AA+	5.000% due 9/1/38	336,486
2,230,000	A3(b)	5.000% due 12/1/40	2,394,730
230,000	Baa2(b)	5.000% due 5/15/43	239,264
95,000	A+	5.000% due 11/15/43	100,315
1,300,000	A	5.000% due 1/1/44	1,403,545
840,000	Baa1(b)	5.000% due 8/15/44	897,490
100,000	A3(b)	5.000% due 12/1/46	106,634
25,000	BBB+	5.000% due 8/1/49	26,640
4,260,000	AA+	5.000% due 7/15/57(a)	4,736,524
375,000	WD(g)	Prerefunded 8/15/19 @ 100, 7.000% due 8/15/44(c)	383,827
60,000	AA+	Series A, 6.000% due 5/1/20	62,953
10,000	A+	Series A, 5.000% due 11/15/21	10,825
45,000	A	Series A, 5.000% due 5/15/23	48,989
45,000	AA-	Series A, 5.000% due 2/15/24	51,014
30,000	AA-	Series A, 5.000% due 2/15/25	34,594
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$45,000	AA-	Series A, 5.000% due 2/15/26	$52,590
30,000	A	Series A, 5.000% due 11/15/27	34,522
35,000	A	Series A, 5.000% due 11/15/28	40,022
1,000,000	A	Series A, 5.000% due 5/15/29	1,190,230
55,000	A	Series A, 5.000% due 11/15/29	62,573
1,000,000	A	Series A, 5.000% due 5/15/30	1,176,720
75,000	A	Series A, 5.000% due 7/1/30	85,813
1,000,000	A	Series A, 5.000% due 5/15/31	1,163,060
100,000	A	Series A, 5.000% due 11/15/32	111,653
95,000	BBB	Series A, 5.000% due 8/15/33	104,418
50,000	A	Series A, 5.000% due 7/1/34	55,734
15,000	AA+	Series A, 5.000% due 9/1/34	16,711
60,000	A+	Series A, 5.000% due 11/15/34	66,170
255,000	A	Series A, 5.000% due 7/1/36	281,686
70,000	A	Series A, 5.000% due 11/15/45	74,909
20,000	BBB+	Series A, 5.000% due 8/1/47	21,363
185,000	AA+	Series A, Prerefunded 5/1/20 @ 100, 6.250% due 5/1/21(c)	194,631
60,000	BBB	Series A, Prerefunded 2/15/20 @ 100, 5.500% due 8/15/24(c)	62,150
40,000	BBB	Series A, Prerefunded 2/15/20 @ 100, 5.750% due 8/15/29(c)	41,527
85,000	A+	Series B, 5.000% due 11/15/26	97,921
115,000	AA-(g)	Series C, 5.000% due 5/15/19	115,684
35,000	AA+	Series C, 5.000% due 2/15/22	38,219
40,000	A-	Series C, 5.000% due 8/1/22	43,588
15,000	AA+	Series C, 5.000% due 2/15/24	17,164
45,000	A-	Series C, 5.000% due 8/1/24	50,756
75,000	AA+	Series C, 5.000% due 2/15/26	88,971
200,000	AA+	Series C, 5.000% due 2/15/28	238,894
135,000	AA+	Series C, 5.000% due 2/15/29	159,351
50,000	AA+	Series C, 5.000% due 2/15/31	58,070
365,000	AA+	Series C, 5.000% due 2/15/32	420,830
145,000	AA+	Series C, 5.000% due 2/15/33	166,177
35,000	AA+	Series C, 3.750% due 2/15/34	35,316
160,000	AA+	Series C, 4.000% due 2/15/36	164,485
65,000	AA+	Series C, 5.000% due 2/15/36	73,390
315,000	AA+	Series C, 5.000% due 2/15/41	349,408
485,000	AA+	Series C, 4.000% due 2/15/41	490,645
45,000	NR	Series C, Prerefunded 8/15/20 @ 100, 5.000% due 8/15/23(c)	47,087
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$1,055,000	AA+	Series E, 1.750% due 11/15/42(a)	$1,048,923
60,000	AA-	Series L, Prerefunded 12/1/21 @ 100, 5.000% due 12/1/22(c)	65,162
		Illinois Municipal Electric Agency, Revenue Bonds:
290,000	A	Series A, 5.000% due 2/1/28	335,052
105,000	A	Series A, 5.000% due 2/1/31	120,103
		Illinois State Toll Highway Authority, Revenue Bonds:
50,000	AA-	Series A, 5.000% due 12/1/31	56,915
365,000	AA-	Series A, 5.000% due 1/1/40	407,260
175,000	AA-	Series D, 5.000% due 1/1/24	199,797
255,000	Aa3(b)	Kane Cook & DuPage Counties School District No U-46 Elgin, GO, Series B, AMBAC, zero coupon, due 1/1/22	241,735
		Kane McHenry Cook & De Kalb Counties Unit School District No 300, GO:
260,000	AA	5.000% due 1/1/26	298,407
55,000	AA	5.000% due 1/1/29	64,191
155,000	Baa2(b)	Lake County Community High School District No 117 Antioch, GO, Series B, NPFG, zero coupon, due 12/1/20	148,307
230,000	AA	McHenry & Kane Counties Community Consolidated School District No 158 Huntley, GO, AGM, zero coupon, due 1/1/24	202,745
		McHenry County Community Unit School District No 200 Woodstock, GO:
215,000	NR	Series B, NPFG, zero coupon, due 1/15/24	190,677
225,000	NR	Series B, NPFG, zero coupon, due 1/15/25	193,599
170,000	NR	Series B, NPFG, zero coupon, due 1/15/26	141,528
		McHenry County Conservation District, GO:
65,000	AA+	5.000% due 2/1/24	74,117
175,000	AA+	5.000% due 2/1/27	201,245
		Metropolitan Pier & Exposition Authority, Revenue Bonds:
75,000	NR	Series A, NPFG, zero coupon, due 6/15/20	72,556
105,000	NR	Series A, NPFG, zero coupon, due 6/15/23	92,632
195,000	BBB	Series A, NPFG, zero coupon, due 12/15/23	169,297
4,680,000	BBB	Series A, NPFG, zero coupon, due 6/15/28	3,320,507
455,000	AA	Series B, AGM, zero coupon, due 6/15/43	153,221
1,080,000	AA	Series B, AGM, zero coupon, due 6/15/44	346,281
115,000	AA	Series B, AGM, zero coupon, due 6/15/47	31,656
1,400,000	BBB	zero coupon, due 12/15/51	281,470
		Railsplitter Tobacco Settlement Authority, Revenue Bonds:
310,000	A	5.000% due 6/1/23	346,069
405,000	A	5.000% due 6/1/24	460,023
405,000	WD(g)	Prerefunded 6/1/21 @ 100, 5.500% due 6/1/23(c)	438,510
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
		Regional Transportation Authority, Revenue Bonds:
$70,000	AA	Series A, 5.000% due 7/1/20	$72,862
70,000	AA	Series A, 5.000% due 7/1/21	74,619
		State of Illinois, GO:
345,000	AA	AGM, 5.000% due 1/1/21	353,101
130,000	BBB-	5.000% due 8/1/19	131,463
95,000	BBB-	5.000% due 3/1/20	97,321
120,000	BBB-	5.000% due 11/1/20	124,740
80,000	BBB-	5.000% due 3/1/21	83,497
45,000	BBB-	5.000% due 8/1/21	47,345
225,000	BBB-	5.000% due 1/1/22	237,211
145,000	BBB-	5.000% due 3/1/22	153,311
190,000	BBB-	5.000% due 8/1/22	202,278
45,000	BBB-	5.000% due 2/1/23	47,697
220,000	BBB-	5.000% due 4/1/23	233,653
100,000	BBB-	5.000% due 8/1/23	106,595
225,000	BBB-	5.000% due 6/1/25	242,552
65,000	BBB-	5.000% due 2/1/26	68,966
3,005,000	BBB-	5.000% due 6/1/26	3,259,854
425,000	BBB-	5.000% due 2/1/27	458,568
180,000	BBB-	5.000% due 2/1/28	194,067
60,000	BBB-	5.000% due 4/1/28	63,096
25,000	BBB-	5.000% due 5/1/28	26,310
165,000	BBB-	5.000% due 2/1/29	176,667
305,000	BBB-	5.250% due 2/1/31	319,844
70,000	BBB-	5.000% due 5/1/32	72,408
190,000	BBB-	5.000% due 5/1/33	195,824
115,000	BBB-	5.500% due 7/1/38	120,097
65,000	BBB-	Series A, 4.000% due 1/1/23	66,130
105,000	BBB-	Series A, 5.000% due 1/1/33	106,932
1,500,000	BBB-	Series B, 5.000% due 10/1/26	1,628,310
405,000	BBB-	Series D, 5.000% due 11/1/25	437,874
390,000	BBB-	Series D, 5.000% due 11/1/26	423,403
735,000	A2(b)	Tender Option Bond Trust Receipts/Certificates, Special Tax, Series 2017XG0108, 1.920% due 4/1/46(a)(e)	735,000
		University of Illinois, Revenue Bonds:
115,000	A-	6.000% due 10/1/42	129,714
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Illinois – (continued)
$115,000	A-	6.250% due 10/1/38	$131,252
75,000	A-	Series A, Prerefunded 4/1/19 @ 100, 5.750% due 4/1/38(c)	75,229
		Will County Community Unit School District No 365 Valley View, GO:
165,000	AA	AGM, Series B, zero coupon, due 11/1/26	133,510
2,420,000	Aa2(b)	Series A, 5.000% due 11/1/25	2,829,875
200,000	AA	Will County School District No 86 Joliet, GO, AGM, zero coupon, due 11/1/21	188,452
		Total Illinois	54,604,907
Indiana – 0.8%
		City of Indianapolis IN Thermal Energy System Revenue, Revenue Bonds:
315,000	A	Series A, 5.000% due 10/1/24	361,919
340,000	A	Series A, 5.000% due 10/1/25	396,352
240,000	AA	Series B, AGM, 5.000% due 10/1/20	251,640
160,000	AA	Series B, AGM, 5.000% due 10/1/21	172,619
		City of Whiting IN, Revenue Bonds:
415,000	A-	5.250% due 1/1/21	439,809
1,020,000	A-	5.000% due 11/1/45(a)(d)	1,111,484
330,000	AA+	Hobart Building Corp., Revenue Bonds, Prerefunded 1/15/20 @ 100, NPFG, 6.500% due 1/15/29(c)	343,721
		Indiana Finance Authority, Revenue Bonds:
30,000	AA-	5.000% due 3/1/22	32,525
45,000	AA-	5.000% due 3/1/23	49,007
90,000	AA-	5.000% due 8/15/25	101,374
30,000	AA-	5.000% due 9/1/25	35,141
30,000	AA-	5.000% due 9/1/26	35,579
15,000	AA-	5.000% due 9/1/29	17,411
30,000	AA-	5.000% due 3/1/30	32,353
240,000	AA-	5.000% due 3/1/36	262,925
60,000	AA-	5.000% due 9/1/36	66,824
900,000	BBB+	2.350% due 12/1/37(a)(d)	900,000
155,000	AA-	5.000% due 3/1/41	165,305
115,000	AA	Series A, 5.250% due 10/1/24	124,972
65,000	AA	Series A, 5.000% due 10/1/25	72,471
70,000	AA	Series A, 5.000% due 10/1/26	81,023
35,000	AA	Series A, 5.000% due 10/1/28	40,253
1,000,000	AA+	Indiana Health Facility Financing Authority, Revenue Bonds, Series F, 2.000% due 11/15/36(a)	1,001,110
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Indiana – (continued)
		Indiana Municipal Power Agency, Revenue Bonds:
$10,000	NR	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 1/1/24(c)	$11,079
10,000	NR	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 1/1/25(c)	11,080
25,000	NR	Series A, Prerefunded 7/1/22 @ 100, 5.000% due 1/1/26(c)	27,698
20,000	A+	Series A, 5.000% due 1/1/24	21,975
20,000	A+	Series A, 5.000% due 1/1/25	21,934
55,000	A+	Series A, 5.000% due 1/1/26	60,115
515,000	AAA	Indiana University, Revenue Bonds, Series W1, 5.000% due 8/1/26	598,142
		Lake Central Multi-District School Building Corp., Revenue Bonds:
40,000	AA+	Series B, 4.000% due 1/15/22	42,432
30,000	AA+	Series B, 5.000% due 7/15/22	33,078
80,000	AA+	Series B, 5.000% due 7/15/23	89,008
120,000	AA+	Series B, 5.000% due 7/15/24	133,701
125,000	AA+	Series B, 5.000% due 7/15/25	139,075
		Total Indiana	7,285,134
Iowa – 0.7%
1,155,000	Aa1(b)	City of Cedar Rapids IA, GO, Series A, 5.000% due 6/1/25	1,339,188
		Iowa Finance Authority, Revenue Bonds:
3,840,000	AAA	5.000% due 8/1/31	4,583,386
90,000	BBB(g)	Series A, 5.000% due 5/15/43	93,790
215,000	BBB(g)	Series A, 5.000% due 5/15/48	223,411
		Total Iowa	6,239,775
Kansas – 0.2%
1,000,000	Aa2(b)	Geary County Unified School District No 475, GO, Series B, 5.000% due 9/1/20	1,049,010
		Kansas Development Finance Authority, Revenue Bonds:
10,000	AA	5.000% due 11/15/19	10,225
30,000	AA-	Series H, 5.000% due 3/1/25	30,915
30,000	NR	Series Q, Prerefunded 5/15/19 @ 100, 5.000% due 5/15/20(c)	30,200
		Wyandotte County-Kansas City Unified Government Utility System Revenue, Revenue Bonds:
130,000	A+	Series A, 5.000% due 9/1/24	143,346
30,000	A+	Series A, 5.000% due 9/1/30	34,416
35,000	A+	Series A, 5.000% due 9/1/32	39,927
30,000	A+	Series B, 5.000% due 9/1/23	33,114
45,000	A+	Series B, 5.000% due 9/1/24	49,620
		Total Kansas	1,420,773
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Kentucky – 1.5%
		City of Pikeville KY, Revenue Bonds:
$595,000	Baa2(b)	6.000% due 3/1/22	$635,049
185,000	Baa2(b)	Series Prerefunded 3/1/21 @ 100, 6.000% due 3/1/22(c)	200,514
		Kenton County Airport Board, Revenue Bonds:
25,000	A1(b)	5.000% due 1/1/25	28,796
15,000	A1(b)	5.000% due 1/1/26	17,579
45,000	A1(b)	5.000% due 1/1/29	51,862
50,000	A1(b)	5.000% due 1/1/30	57,261
1,530,000	A2(b)	Kentucky Bond Development Corp., Revenue Bonds, Series A, 5.000% due 9/1/24	1,759,454
		Kentucky Economic Development Finance Authority, Revenue Bonds:
45,000	AA	AGM, 5.000% due 12/1/47	48,513
50,000	Baa3(b)	Series B, 5.000% due 6/1/25	55,854
55,000	Baa3(b)	Series B, 5.000% due 6/1/26	61,397
55,000	Baa3(b)	Series B, 5.000% due 6/1/27	61,043
60,000	Baa3(b)	Series B, 5.000% due 6/1/28	66,322
65,000	Baa3(b)	Series B, 5.000% due 6/1/29	71,508
65,000	Baa3(b)	Series B, 5.000% due 6/1/30	71,068
5,000,000	A1(b)	Kentucky Public Energy Authority, Revenue Bonds, Series B, 4.000% due 1/1/49(a)	5,363,000
		Kentucky State Property & Building Commission, Revenue Bonds:
145,000	A-	5.000% due 5/1/28	171,136
15,000	A-	5.000% due 5/1/29	17,627
40,000	AA	5.000% due 5/1/31	46,740
110,000	A-	Series A, 5.000% due 10/1/27	122,843
165,000	A-	Series A, 5.000% due 2/1/29	188,100
170,000	A-	Series A, 5.000% due 2/1/30	192,680
65,000	A-	Series A, 5.000% due 2/1/32	72,739
80,000	A-	Series A, 5.000% due 2/1/33	89,101
1,285,000	A-	Series B, 5.000% due 11/1/27	1,494,494
55,000	A1(b)	Series D, 5.000% due 5/1/21	58,473
35,000	A1(b)	Series D, 5.000% due 5/1/26	40,638
30,000	A1(b)	Series D, 5.000% due 5/1/27	35,078
30,000	A1(b)	Series D, 5.000% due 5/1/28	34,928
		Louisville/Jefferson County Metropolitan Government, Revenue Bonds:
20,000	BBB+	5.000% due 12/1/28	21,455
525,000	A-	5.000% due 10/1/29	602,107
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Kentucky – (continued)
$20,000	BBB+	5.000% due 12/1/30	$21,330
95,000	A-	5.000% due 10/1/32	106,528
70,000	A-	Series A, 5.500% due 10/1/33	78,269
185,000	A-	Series A, 5.750% due 10/1/38	207,228
365,000	A	Series P, 1.500% due 10/1/33(a)	364,876
355,000	A+	University of Louisville, Revenue Bonds, Series C, 3.000% due 9/1/21	364,386
		Total Kentucky	12,879,976
Louisiana – 0.7%
90,000	AA-	City of New Orleans LA, GO, 5.000% due 12/1/20	94,755
1,500,000	AA	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, 5.000% due 10/1/26	1,776,090
		Louisiana Public Facilities Authority, Revenue Bonds:
40,000	A	Series A, 5.000% due 12/15/22	44,567
85,000	A	Series A, 5.000% due 12/15/23	96,782
50,000	A	Series Prerefunded 7/1/19 @ 100, 6.750% due 7/1/39(c)	50,825
60,000	A2(b)	Louisiana Stadium & Exposition District, Revenue Bonds, Series A, 5.000% due 7/1/24	67,522
		New Orleans Aviation Board, Revenue Bonds:
70,000	A-	Series B, 5.000% due 1/1/24(d)	78,545
85,000	A-	Series B, 5.000% due 1/1/25(d)	96,859
65,000	A-	Series B, 5.000% due 1/1/27(d)	73,241
10,000	A-	Series B, 5.000% due 1/1/29(d)	11,535
20,000	A-	Series B, 5.000% due 1/1/31(d)	22,733
20,000	A-	Series B, 5.000% due 1/1/36(d)	22,220
15,000	A-	Series B, 5.000% due 1/1/37(d)	16,574
20,000	A-	Series D2, 5.000% due 1/1/26(d)	23,151
15,000	A-	Series D2, 5.000% due 1/1/29(d)	17,303
20,000	A-	Series D2, 5.000% due 1/1/30(d)	22,877
45,000	A-	Series D2, 5.000% due 1/1/32(d)	50,839
35,000	A-	Series D2, 5.000% due 1/1/35(d)	39,007
15,000	A-	Series D2, 5.000% due 1/1/38(d)	16,529
3,500,000	AA-	State of Louisiana, GO, Series C, 5.000% due 7/15/20	3,657,430
		Total Louisiana	6,279,384
Maine – 0.1%
		Maine Health & Higher Educational Facilities Authority, Revenue Bonds:
100,000	BBB	5.000% due 7/1/43	104,277
60,000	BBB	Series A, 4.000% due 7/1/41	58,442
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Maine – (continued)
$25,000	BBB	Series A, 5.000% due 7/1/41	$26,508
80,000	BBB	Series A, 4.000% due 7/1/46	76,510
15,000	BBB	Series A, 5.000% due 7/1/46	15,854
20,000	A1(b)	Series D, 5.750% due 7/1/38	20,057
		Maine Turnpike Authority, Revenue Bonds:
65,000	AA-	5.000% due 7/1/25	77,050
60,000	AA-	5.000% due 7/1/27	70,225
		Total Maine	448,923
Maryland – 3.4%
		City of Baltimore MD, Revenue Bonds:
105,000	AA	Series C, 5.000% due 7/1/28	125,802
195,000	AA	Series C, 5.000% due 7/1/31	229,696
200,000	AA	Series C, 5.000% due 7/1/33	233,172
170,000	AA-	Series D, 5.000% due 7/1/33	197,154
4,230,000	AAA	County of Baltimore MD, GO, Series B, 4.500% due 9/1/24	4,828,291
2,500,000	AAA	County of Howard MD, GO, Series D, 5.000% due 2/15/30	3,049,200
		County of Prince George’s MD, GO:
3,595,000	AAA	Series A, 5.000% due 7/15/22	3,989,947
5,805,000	AAA	Series A, 5.000% due 7/15/29	7,174,051
2,065,000	AAA	Series C, 4.000% due 8/1/26	2,249,797
		Maryland Economic Development Corp., Revenue Bonds:
115,000	A	6.200% due 9/1/22	115,373
45,000	Baa3(b)	Series A, 5.000% due 6/1/23	49,869
45,000	Baa3(b)	Series A, 5.000% due 6/1/24	50,805
45,000	Baa3(b)	Series A, 5.000% due 6/1/25	51,455
60,000	Baa3(b)	Series A, 5.000% due 6/1/26	69,466
40,000	Baa3(b)	Series A, 5.000% due 6/1/27	46,683
30,000	Baa3(b)	Series A, 5.000% due 6/1/31	34,554
30,000	Baa3(b)	Series A, 5.000% due 6/1/32	34,227
35,000	BBB+	Series D, 5.000% due 3/31/30(d)	39,281
65,000	BBB+	Series D, 5.000% due 3/31/51(d)	69,209
		Maryland Health & Higher Educational Facilities Authority, Revenue Bonds:
30,000	BBB	5.000% due 7/1/27	34,138
40,000	BBB	5.000% due 7/1/28	45,248
65,000	BBB	5.000% due 7/1/29	73,215
30,000	BBB	5.000% due 7/1/31	33,334
35,000	A	Series A, 5.000% due 7/1/24	38,409
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Maryland – (continued)
$30,000	A	Series A, 5.000% due 7/1/25	$32,871
65,000	BBB	Series A, 5.000% due 7/1/33	72,272
50,000	BBB	Series A, 5.000% due 7/1/34	55,322
20,000	BBB	Series A, 5.000% due 7/1/35	22,039
50,000	BBB	Series A, 5.000% due 7/1/36	54,824
40,000	BBB	Series A, 4.000% due 7/1/42	39,703
70,000	WD(g)	Prerefunded 7/1/20 @ 100, 5.625% due 7/1/30(c)	73,639
225,000	WD(g)	Prerefunded 7/1/20 @ 100, 5.750% due 7/1/38(c)	237,067
105,000	A	Prerefunded 7/1/19 @ 100, 5.125% due 7/1/39(c)	106,184
2,500,000	AAA	State of Maryland, GO, Series B, 5.000% due 8/1/22	2,776,375
3,000,000	AAA	State of Maryland Department of Transportation, Revenue Bonds, 3.500% due 10/1/33	3,091,680
		Total Maryland	29,424,352
Massachusetts – 0.7%
		Commonwealth of Massachusetts, GO:
290,000	AA	Series A, Prerefunded 4/1/21 @ 100, 5.000% due 4/1/23(c)	309,981
400,000	AA	Series B, 5.250% due 8/1/20	420,188
90,000	AA	Series B, 5.000% due 7/1/22	99,747
520,000	AA	Series C, 5.000% due 4/1/23	588,000
45,000	AA	Massachusetts Bay Transportation Authority, Revenue Bonds, Series A, 5.000% due 7/1/45	50,074
		Massachusetts Development Finance Agency, Revenue Bonds:
45,000	AA-	5.000% due 7/1/23	50,981
115,000	AA-	5.000% due 7/1/24	133,138
500,000	Baa2(b)	5.000% due 7/1/34	571,080
65,000	AAA	Series A, 5.000% due 7/15/22	72,367
145,000	NR	Series A, Prerefunded 11/15/23 @ 100, 6.250% due 11/15/28(c)(e)	168,168
140,000	BBB	Series D, 5.000% due 7/1/44	149,675
500,000	AA+	Series N, 1.450% due 7/1/41(a)	496,180
55,000	AA-	Series Q-1, 5.000% due 7/1/21	55,606
105,000	AA-	Series S, 5.000% due 7/1/30	124,498
585,000	A+	Series S-1, 5.000% due 10/1/24(f)	668,801
335,000	AA-	Series S4, 5.000% due 7/1/38(a)	381,351
		Massachusetts Health & Educational Facilities Authority, Revenue Bonds:
215,000	AA-	Series I4, 5.000% due 7/1/20	217,410
135,000	AA-	Prerefunded 7/1/19 @ 100, 5.000% due 7/1/21(c)	136,492
1,170,000	AA	Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Revenue Bonds, Series A, 5.000% due 1/1/39(a)	1,304,609
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Massachusetts – (continued)
$75,000	AA+	Town of Braintree MA, GO, Prerefunded 5/15/19 @ 100, 5.000% due 5/15/20(c)	$75,515
		Total Massachusetts	6,073,861
Michigan – 1.3%
160,000	AA	City of Detroit MI Sewage Disposal System Revenue, Revenue Bonds, Series D, AGM, 2.474% (3-Month USD-LIBOR) due 7/1/32(a)	154,221
85,000	Aa1(b)	Clarkston Community Schools, GO, 5.000% due 5/1/22	93,378
155,000	AA	Detroit Downtown Development Authority, Tax Allocation, Series A, AGM, 5.000% due 7/1/37	166,795
		Grand Rapids Public Schools, GO, AGM:
40,000	AA	5.000% due 5/1/27	48,070
55,000	AA	5.000% due 5/1/29	65,059
100,000	AA	5.000% due 5/1/30	116,131
145,000	AA	5.000% due 5/1/31	167,365
20,000	AA	5.000% due 5/1/32	22,976
90,000	AA	5.000% due 5/1/33	102,952
		Kalamazoo Hospital Finance Authority, Revenue Bonds:
100,000	A2(b)	5.000% due 5/15/27	115,308
75,000	A2(b)	5.000% due 5/15/28	85,931
100,000	AAA	Kent County Building Authority, Revenue Bonds, 5.500% due 6/1/22	111,472
		Kent Hospital Finance Authority, Revenue Bonds:
30,000	AA	Series A, 5.000% due 11/15/20	31,592
20,000	AA	Series A, 5.000% due 11/15/21	21,594
		Michigan Finance Authority, Revenue Bonds:
1,250,000	Aa3(b)	5.000% due 11/1/23	1,418,875
45,000	AA-	5.000% due 12/1/23	51,304
750,000	Aa3(b)	5.000% due 11/1/24	869,528
50,000	AA-	5.000% due 12/1/24	58,121
85,000	AA-	5.000% due 12/1/25	100,644
40,000	AA-	5.000% due 12/1/26	47,950
10,000	AA-	5.000% due 7/1/27	11,505
35,000	AA-	5.000% due 12/1/27	42,440
160,000	A+	5.000% due 8/15/28	178,446
60,000	AA-	5.000% due 12/1/28	72,592
30,000	AA-	5.000% due 7/1/29	34,145
60,000	A+	5.000% due 8/15/29	66,735
35,000	AA-	5.000% due 7/1/31	39,297
30,000	AA-	5.000% due 7/1/32	33,562
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Michigan – (continued)
$25,000	AA-	5.000% due 7/1/33	$27,861
205,000	A+	5.000% due 11/15/36	220,307
45,000	A+	5.000% due 11/15/42	48,050
735,000	AA-	5.000% due 12/1/44(a)	849,182
45,000	NR	Series A, 5.000% due 6/1/21	48,128
65,000	NR	Series A, Prerefunded 6/1/22 @ 100, 5.000% due 6/1/27(c)	71,628
140,000	NR	Series A, Prerefunded 6/1/22 @ 100, 5.000% due 6/1/39(c)	154,274
		Michigan State Building Authority, Revenue Bonds:
495,000	AA-	Series I, 5.000% due 10/15/34	569,765
80,000	AA-	Series I, 5.000% due 4/15/35	91,859
		Michigan State Hospital Finance Authority, Revenue Bonds:
750,000	AA-	Series C, 5.000% due 12/1/19	768,143
700,000	AA-	Series C, 5.000% due 12/1/20	739,333
45,000	AA-	Series C, 5.000% due 12/1/24	52,336
40,000	AA-	Series C, 5.000% due 12/1/25	47,334
60,000	AA-	Series C, 5.000% due 12/1/26	71,971
40,000	AA-	Series C, 5.000% due 12/1/27	48,503
60,000	AA-	Series C, 5.000% due 12/1/28	72,592
180,000	AA+	Series C, 2.400% due 11/15/47(a)	181,559
710,000	AA+	Series F5, 4.000% due 11/15/47(a)	779,360
		Michigan Strategic Fund, Revenue Bonds:
290,000	A	1.450% due 8/1/29(a)	280,856
35,000	A	1.450% due 9/1/30(a)	33,897
		Portage Public Schools, GO:
35,000	AA-	5.000% due 11/1/27	41,470
90,000	AA-	5.000% due 11/1/29	105,493
		Royal Oak Hospital Finance Authority, Revenue Bonds:
30,000	A+	5.000% due 9/1/22	33,147
60,000	A+	5.000% due 9/1/24	68,465
95,000	AA	State of Michigan, Revenue Bonds, 5.000% due 3/15/27	115,055
280,000	AA+	State of Michigan Trunk Line Revenue, Revenue Bonds, AGM, 5.500% due 11/1/20	297,794
		Warren Consolidated Schools, GO:
130,000	AA	5.000% due 5/1/30	148,227
140,000	AA	5.000% due 5/1/31	159,341
145,000	AA	5.000% due 5/1/32	164,761
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Michigan – (continued)
		Wayne County Airport Authority, Revenue Bonds:
$5,000	A	Series A, 5.000% due 12/1/29	$5,950
10,000	A	Series A, 5.000% due 12/1/30	11,791
10,000	A	Series A, 5.000% due 12/1/31	11,710
15,000	A	Series A, 5.000% due 12/1/36	17,116
20,000	A	Series B, 5.000% due 12/1/29(d)	23,357
15,000	A	Series B, 5.000% due 12/1/30(d)	17,369
15,000	A	Series B, 5.000% due 12/1/31(d)	17,251
10,000	A	Series B, 5.000% due 12/1/33(d)	11,367
25,000	A	Series B, 5.000% due 12/1/36(d)	28,019
60,000	A	Series C, 5.000% due 12/1/22	66,923
65,000	A	Series C, 5.000% due 12/1/23	74,105
70,000	A	Series C, 5.000% due 12/1/24	81,288
60,000	A	Series C, 5.000% due 12/1/25	70,960
45,000	A	Series C, 5.000% due 12/1/26	53,943
45,000	A	Series C, 5.000% due 12/1/27	54,605
		Total Michigan	11,164,433
Minnesota – 1.9%
60,000	Baa1(b)	City of Maple Grove MN, Revenue Bonds, 5.000% due 9/1/26	67,881
40,000	WD(g)	Housing & Redevelopment Authority of The City of St Paul Minnesota, Revenue Bonds, Series Prerefunded 11/15/25 @ 100, 5.000% due 11/15/40(c)	47,596
		Minnesota Agricultural & Economic Development Board, Revenue Bonds:
120,000	AA	Series C1, AGC, 5.000% due 2/15/21	123,704
165,000	AA	Series C1, AGC, 5.000% due 2/15/22	169,967
130,000	A-	Northern Municipal Power Agency, Revenue Bonds, Series A1, 5.000% due 1/1/20	133,518
		State of Minnesota, GO:
3,685,000	AAA	Series A, 5.000% due 8/1/26	4,273,716
5,000,000	AAA	Series A, 5.000% due 8/1/37	5,918,700
4,835,000	AAA	Series B, 5.000% due 8/1/27	5,954,302
		Total Minnesota	16,689,384
Mississippi – 0.9%
		State of Mississippi, GO:
2,500,000	AA	Series A, 5.000% due 10/1/29	3,024,325
160,000	AA	Series A, 5.000% due 10/1/30	191,357
1,250,000	AA	Series A, 5.000% due 10/1/34	1,460,175
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Mississippi – (continued)
$3,000,000	A+	State of Mississippi, Revenue Bonds, Series A, 5.000% due 10/15/34	$3,477,570
		Total Mississippi	8,153,427
Missouri – 0.5%
		Cape Girardeau County Industrial Development Authority, Revenue Bonds:
30,000	BBB-	Series A, 5.000% due 3/1/27	34,297
35,000	BBB-	Series A, 5.000% due 3/1/36	38,038
		Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds:
30,000	A+	5.000% due 5/15/29	34,567
30,000	A+	5.000% due 5/15/30	34,303
30,000	A+	5.000% due 5/15/31	33,992
85,000	A+	5.000% due 5/15/36	94,493
70,000	AA-	Series B, 5.000% due 2/1/30	79,955
80,000	AA-	Series B, 5.000% due 2/1/32	90,240
65,000	AA-	Series B, 5.000% due 2/1/36	72,331
20,000	AA-	Series B, 4.000% due 2/1/40	20,380
105,000	AA-	Series B, 5.000% due 2/1/45	114,342
2,500,000	AAA	Metropolitan St Louis Sewer District, Revenue Bonds, Series A, 5.000% due 5/1/37	2,893,525
10,000	A	Missouri Development Finance Board, Revenue Bonds, Series A, 6.000% due 6/1/20	10,238
10,000	Aaa(b)	Missouri State Environmental Improvement & Energy Resources Authority, Revenue Bonds, 5.125% due 1/1/20	10,028
		St Louis County Industrial Development Authority, Revenue Bonds:
125,000	BB+(g)	5.000% due 9/1/38	128,036
220,000	BB+(g)	5.125% due 9/1/48	223,888
		Total Missouri	3,912,653
Montana – 0.0%
		Montana Facility Finance Authority, Revenue Bonds:
35,000	A+(g)	5.000% due 2/15/21	37,071
40,000	A+(g)	5.000% due 2/15/22	43,535
60,000	A+(g)	5.000% due 2/15/23	66,844
60,000	A+(g)	5.000% due 2/15/24	68,139
60,000	A+(g)	5.000% due 2/15/25	69,441
90,000	A+(g)	5.000% due 2/15/26	105,558
		Total Montana	390,588
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Nebraska – 0.1%
		Nebraska Public Power District, Revenue Bonds:
$115,000	A+	Series B, 5.000% due 1/1/31	$132,970
125,000	A+	Series B, 5.000% due 1/1/34	142,804
155,000	A+	Series B, 5.000% due 1/1/36	175,492
		Total Nebraska	451,266
Nevada – 1.3%
		City of Carson City NV, Revenue Bonds:
20,000	A-	5.000% due 9/1/24	22,545
15,000	A-	5.000% due 9/1/28	17,326
20,000	A-	5.000% due 9/1/30	22,700
20,000	A-	5.000% due 9/1/32	22,329
20,000	A-	5.000% due 9/1/34	22,144
		Clark County School District, GO:
75,000	A+	Series A, 5.000% due 6/15/21	80,256
65,000	A+	Series A, 5.000% due 6/15/23	73,047
1,500,000	A+	Series A, 5.000% due 6/15/24	1,717,860
170,000	A+	Series A, 5.000% due 6/15/25	198,045
3,620,000	A+	Series A, 5.000% due 6/15/28	4,351,240
1,000,000	A+	Series C, 5.000% due 6/15/23	1,123,800
280,000	A+	County of Clark Department of Aviation, Revenue Bonds, Series C, 5.000% due 7/1/21(d)	298,477
345,000	A-	County of Clark NV, Revenue Bonds, Series A, 1.875% due 6/1/31(a)	342,261
2,250,000	AA+	County of Clark NV, GO, Series A, 5.000% due 6/1/35	2,632,635
		Las Vegas Valley Water District, GO:
30,000	AA+	Series B, 5.000% due 6/1/22	33,131
60,000	AA+	Series B, 5.000% due 6/1/23	66,242
60,000	AA+	Series B, 5.000% due 6/1/24	66,123
30,000	AA+	Series B, 5.000% due 6/1/25	32,982
85,000	AA+	Series A, 5.000% due 6/1/32	98,602
145,000	AA+	Series A, 5.000% due 6/1/33	167,578
155,000	AA+	Series A, 5.000% due 6/1/34	178,476
		State of Nevada, GO:
40,000	AA	5.000% due 8/1/21	43,153
80,000	AA	5.000% due 3/1/25	89,811
		Total Nevada	11,700,763
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New Hampshire – 0.3%
$1,535,000	BBB+	City of Manchester NH General Airport Revenue, Revenue Bonds, Series A, 5.000% due 1/1/21	$1,617,936
		New Hampshire Health & Education Facilities Authority Act, Revenue Bonds:
40,000	A-	4.000% due 7/1/22	42,455
40,000	AA-	5.000% due 7/1/24	46,309
35,000	A-	5.000% due 7/1/26	38,036
135,000	BBB	5.000% due 10/1/26(f)	155,096
145,000	BBB	5.000% due 10/1/27(f)	165,484
60,000	BBB	5.000% due 10/1/28(f)	68,059
70,000	AA-	5.000% due 7/1/30	82,999
210,000	BBB	5.000% due 10/1/30(f)	234,919
25,000	BBB	4.000% due 10/1/38(f)	24,784
70,000	A2(b)	Series A, 5.000% due 10/1/43	75,391
		New Hampshire State Turnpike System, Revenue Bonds:
65,000	AA-	Series B, 5.000% due 2/1/22	70,902
65,000	AA-	Series B, 5.000% due 2/1/23	70,825
50,000	AA-	Series B, 5.000% due 2/1/24	54,450
		Total New Hampshire	2,747,645
New Jersey – 1.4%
		Camden County Improvement Authority, Revenue Bonds:
60,000	BBB+	5.000% due 2/15/24	67,628
30,000	BBB+	5.000% due 2/15/25	33,698
		City of Bayonne NJ, GO:
45,000	AA	5.000% due 7/1/31	50,961
30,000	AA	5.000% due 7/1/32	33,836
30,000	AA	5.000% due 7/1/33	33,646
		New Jersey Economic Development Authority, Revenue Bonds:
30,000	AA	AGM, 5.000% due 6/1/25	34,434
40,000	AA	AGM, 5.000% due 6/1/27	47,038
60,000	AA	AGM, 5.000% due 6/1/28	70,144
45,000	AA	AGM, 5.000% due 6/1/29	52,219
40,000	BBB+	5.000% due 3/1/25	43,241
185,000	Ba1(b)	5.000% due 10/1/37(d)	197,947
125,000	BBB+	Series I, 5.500% due 9/1/19	127,321
220,000	BBB+	Series II, 5.000% due 3/1/21	231,279
270,000	BBB+	Series NN, 5.000% due 3/1/23	293,968
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New Jersey – (continued)
$370,000	BBB+	Series NN, 5.000% due 3/1/24	$401,106
580,000	BBB+	Series XX, 5.000% due 6/15/26	647,674
55,000	Baa1(b)	New Jersey Educational Facilities Authority, Revenue Bonds, Series A, 5.000% due 7/1/29	62,825
		New Jersey Health Care Facilities Financing Authority, Revenue Bonds:
10,000	BBB	5.000% due 7/1/21	10,639
25,000	BBB	5.000% due 7/1/22	27,283
90,000	BBB	5.000% due 7/1/23	100,137
25,000	BBB	5.000% due 7/1/24	28,265
25,000	BBB	5.000% due 7/1/25	28,654
10,000	BBB	5.000% due 7/1/26	11,580
15,000	BBB	5.000% due 7/1/27	17,269
75,000	BBB	5.000% due 7/1/28	85,766
250,000	BBB-	5.000% due 7/1/41	266,220
15,000	AA	Series A, 5.000% due 7/1/28	17,786
45,000	AA	Series A, 5.000% due 7/1/33	51,740
		New Jersey Higher Education Student Assistance Authority, Revenue Bonds:
40,000	AA	Series 1A, 5.000% due 12/1/22(d)	43,794
100,000	AA	Series 1A, 5.000% due 12/1/24(d)	113,282
40,000	AA	Series 1B, 5.000% due 12/1/21(d)	42,896
		New Jersey Transportation Trust Fund Authority, Revenue Bonds:
5,000,000	A+	5.000% due 6/15/24	5,609,150
435,000	A+	5.000% due 6/15/27	495,291
215,000	BBB+	Series AA, 5.000% due 6/15/23	232,108
345,000	BBB+	Series AA, 5.000% due 6/15/24	371,192
360,000	BBB+	Series AA, 5.000% due 6/15/25	399,078
215,000	BBB+	Series AA, 5.000% due 6/15/26	236,945
90,000	BBB+	Series B4, 5.250% due 12/15/19	92,336
		New Jersey Turnpike Authority, Revenue Bonds:
60,000	A+	Series C1, 2.096% (1-Month USD-LIBOR) due 1/1/21(a)	60,168
555,000	A+	Series C5, 2.216% (1-Month USD-LIBOR) due 1/1/28(a)	556,138
		State of New Jersey, COP:
110,000	BBB+	Series A, Prerefunded 6/15/19 @ 100, 5.250% due 6/15/20(c)	111,129
130,000	BBB+	Series A, Prerefunded 6/15/19 @ 100, 5.250% due 6/15/21(c)	131,334
305,000	BBB+	Series A, Prerefunded 6/15/19 @ 100, 5.250% due 6/15/22(c)	308,129
110,000	A-	State of New Jersey, GO, Series Q, 5.000% due 8/15/19	111,659
		Total New Jersey	11,988,933
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New Mexico – 0.0%
$340,000	A-	City of Farmington NM, Revenue Bonds, Series A, 1.875% due 4/1/29(a)	$337,300
New York – 11.3%
		City of New York NY, GO:
190,000	AA	Series A, 5.000% due 8/1/22	210,803
2,035,000	AA	Series B1, 5.000% due 12/1/38	2,315,403
90,000	AA	Series C, 5.000% due 8/1/27	105,232
5,000,000	AA	Series D1, 5.000% due 12/1/34	5,936,100
5,000,000	AA	Series D4, 1.730% due 12/1/47(a)	5,000,000
1,000,000	AA	Series F1, 5.000% due 4/1/43	1,137,430
2,825,000	AA+	Series F4, 1.720% due 6/1/44(a)	2,825,000
90,000	AA	Series J, 5.000% due 8/1/22	99,854
1,925,000	AA	County of Nassau NY, GO, Series A, AGM, 5.000% due 4/1/32	2,270,018
		Dutchess County Local Development Corp., Revenue Bonds:
30,000	A-	Series A, 5.750% due 7/1/40	31,676
30,000	AA	Series A, AGM, 5.000% due 7/1/20	31,303
		Hudson Yards Infrastructure Corp., Revenue Bonds:
115,000	A+	Series A, 5.000% due 2/15/32	134,529
215,000	A+	Series A, 5.000% due 2/15/35	247,616
		Long Island Power Authority, Revenue Bonds:
175,000	A-	Series A, Prerefunded 5/1/19 @ 100, 6.000% due 5/1/33(c)	176,241
60,000	A-	Series B, 5.000% due 9/1/22	66,723
45,000	A-	Series B, 5.000% due 9/1/23	51,351
40,000	A-	Series B, 5.000% due 9/1/24	46,699
		Metropolitan Transportation Authority, Revenue Bonds:
770,000	A	Series A1, 5.000% due 11/15/45(a)	806,228
230,000	A	Series B, NPFG, 5.250% due 11/15/19	235,711
3,765,000	SP-1	Series B1A, 5.000% due 5/15/20	3,901,519
2,000,000	SP-1	Series B1D, 5.000% due 5/15/20	2,072,520
2,735,000	SP-1	Series B2D, 5.000% due 5/15/21	2,909,247
1,000,000	SP-1	Series C2, 5.000% due 9/1/21	1,070,520
290,000	A	Series C2, zero coupon, due 11/15/33	172,335
		Monroe County Industrial Development Agency, Revenue Bonds:
5,000,000	AA	5.000% due 5/1/31	6,057,400
3,000,000	AA	5.000% due 5/1/33	3,591,600
		MTA Hudson Rail Yards Trust Obligations, Revenue Bonds:
370,000	A2(b)	Series A, 5.000% due 11/15/51	391,782
860,000	A2(b)	Series A, 5.000% due 11/15/56	933,083
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New York – (continued)
$3,000,000	AA	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S1, 5.000% due 7/15/29	$3,600,600
		New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
770,000	AAA	5.000% due 11/1/20	787,933
305,000	NR	Prerefunded 11/1/19 @ 100, 5.000% due 11/1/20(c)	311,838
160,000	AAA	Series A, 5.000% due 11/1/21	174,275
2,000,000	AAA	Series A3, 4.000% due 8/1/42	2,074,960
145,000	AAA	Series B, 4.000% due 2/1/21	151,457
100,000	AAA	Series B, 5.000% due 2/1/21	106,325
275,000	AAA	Series C2, 5.000% due 5/1/32	327,011
		New York City Water & Sewer System, Revenue Bonds:
1,725,000	AA+	5.000% due 6/15/23	1,968,277
4,285,000	AA+	1.720% due 6/15/50(a)	4,285,000
5,000,000	AA+	Series AA, 5.000% due 6/15/32	5,330,750
5,000,000	AAA	Series F1, 1.780% due 6/15/33(a)	5,000,000
		New York State Dormitory Authority, Revenue Bonds:
385,000	AA	5.000% due 5/15/23	423,900
85,000	AA+	Series A, 5.000% due 2/15/20	87,730
145,000	AA	Series A, 5.000% due 7/1/20	146,684
355,000	AA	Series A, 5.000% due 7/1/21	358,724
30,000	A-	Series A, 5.000% due 7/1/23	33,801
70,000	A-	Series A, 5.000% due 7/1/25	81,974
4,000,000	Aa1(b)	Series A, 5.250% due 3/15/38	4,756,160
75,000	AA+	Series B, Prerefunded 3/15/19 @ 100, 5.750% due 3/15/36(c)	75,097
7,000,000	AA+	Series C, 5.000% due 3/15/33	8,269,310
2,150,000	AAA	New York State Environmental Facilities Corp., Revenue Bonds, Series A, 5.000% due 6/15/33	2,587,332
		New York State Thruway Authority Highway & Bridge Trust Fund, Revenue Bonds:
235,000	AA	Series A, Prerefunded 4/1/20 @ 100, 5.000% due 4/1/23(c)	243,582
60,000	AA	Series A1, 5.000% due 4/1/19	60,154
65,000	AA	Series A1, 5.000% due 4/1/20	67,374
60,000	AA	Series A1, 5.000% due 4/1/21	64,140
		New York State Urban Development Corp., Revenue Bonds:
5,000,000	AA+	Series A, 5.000% due 3/15/20	5,174,600
285,000	AA+	Series A, 5.000% due 3/15/22	306,311
80,000	AA+	Series A, 5.000% due 3/15/32	93,634
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
New York – (continued)
		New York Transportation Development Corp., Revenue Bonds:
$245,000	Baa3(b)	5.000% due 7/1/41(d)	$260,501
395,000	Baa3(b)	5.250% due 1/1/50(d)	421,825
		Port Authority of New York & New Jersey, Revenue Bonds:
1,400,000	AA-	5.000% due 7/15/36	1,648,654
5,000,000	AA-	Series 207, 5.000% due 9/15/24(d)	5,756,850
400,000	AA+	Sales Tax Asset Receivable Corp., Revenue Bonds, Series A, 4.000% due 10/15/32	435,912
		Triborough Bridge & Tunnel Authority, Revenue Bonds:
85,000	AA-	Series B, 5.000% due 11/15/23	97,884
115,000	AA-	Series B, 5.000% due 11/15/24	131,983
		Total New York	98,530,465
North Carolina – 2.3%
100,000	BBB	Nash Health Care Systems, Revenue Bonds, 5.000% due 11/1/41	105,590
		North Carolina Medical Care Commission, Revenue Bonds:
175,000	A	5.000% due 6/1/21	181,788
115,000	A	5.000% due 6/1/22	119,476
655,000	A	2.200% due 12/1/48(a)	655,649
15,000	A	North Carolina Municipal Power Agency No 1, Revenue Bonds, Series A, 5.000% due 1/1/30	15,034
		State of North Carolina, Revenue Bonds:
330,000	AA	5.000% due 3/1/22	361,505
290,000	AA	5.000% due 3/1/23	326,041
6,500,000	AAA	State of North Carolina, GO, Series A, 5.000% due 6/1/26	7,888,660
10,000,000	AAA	University of North Carolina at Chapel Hill, Revenue Bonds, Series B, 2.013% (1-Month USD-LIBOR) due 12/1/34(a)	10,004,400
		Total North Carolina	19,658,143
Ohio – 1.4%
1,605,000	Baa2(b)	Akron Bath Copley Joint Township Hospital District, Revenue Bonds, 5.250% due 11/15/46	1,764,970
		American Municipal Power, Inc., Revenue Bonds:
45,000	A	5.000% due 2/15/21	47,823
60,000	A	5.000% due 2/15/22	65,573
40,000	A	5.000% due 2/15/42	42,715
65,000	A	Prerefunded 2/15/22 @ 100, 5.000% due 2/15/23(c)	71,101
60,000	A	Prerefunded 2/15/22 @ 100, 5.000% due 2/15/24(c)	65,631
10,000	NR	Prerefunded 2/15/22 @ 100, 5.000% due 2/15/42(c)	10,939
800,000	A	Series A, 2.300% due 2/15/38(a)	802,032
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Ohio – (continued)
		City of Cleveland OH Airport System Revenue, Revenue Bonds:
$30,000	AA	Series A, AGM, 5.000% due 1/1/26	$34,449
45,000	AA	Series A, AGM, 5.000% due 1/1/28	51,147
65,000	AA	Series A, AGM, 5.000% due 1/1/29	73,767
60,000	AA	Series A, AGM, 5.000% due 1/1/30	67,676
4,000,000	AAA	City of Columbus OH, GO, Series 2017-1, 5.000% due 4/1/24	4,627,200
		Cleveland Department of Public Utilities Division of Water, Revenue Bonds:
35,000	AA	Series A, Prerefunded 1/1/22 @ 100, 5.000% due 1/1/26(c)	38,202
45,000	AA	Series A, Prerefunded 1/1/22 @ 100, 5.000% due 1/1/27(c)	49,117
55,000	AA	Columbus City School District, GO, 5.000% due 12/1/32	63,644
80,000	A+	County of Allen OH Hospital Facilities Revenue, Revenue Bonds, Series B, 5.000% due 8/1/47(a)	87,601
		County of Fairfield OH, Revenue Bonds:
70,000	Baa3(b)	5.000% due 6/15/25	75,948
75,000	Baa3(b)	5.000% due 6/15/26	80,979
80,000	Baa3(b)	5.000% due 6/15/27	85,860
85,000	Baa3(b)	5.000% due 6/15/28	90,747
		County of Franklin OH, Revenue Bonds:
60,000	Aa2(b)	5.000% due 11/1/25	71,223
60,000	Aa2(b)	5.000% due 11/1/26	72,227
65,000	Baa1(b)	County of Lake OH, Revenue Bonds, 5.000% due 8/15/27	74,335
135,000	BBB	County of Lucas OH, Revenue Bonds, Series A, Prerefunded 11/15/21 @ 100, 6.500% due 11/15/37(c)	151,894
		County of Muskingum OH, Revenue Bonds:
35,000	BB+	5.000% due 2/15/20	35,685
170,000	BB+	5.000% due 2/15/27	180,101
65,000	A3(b)	County of Scioto OH, Revenue Bonds, 5.000% due 2/15/29	74,347
		County of Wood OH, Revenue Bonds:
20,000	Ba2(b)	5.000% due 12/1/32	20,791
25,000	Ba2(b)	5.000% due 12/1/42	25,570
140,000	A	Ohio Higher Educational Facility Commission, Revenue Bonds, Series A, 5.250% due 1/15/21	144,192
		Ohio State Building Authority, Revenue Bonds:
235,000	AA	Series B, 5.000% due 10/1/21	239,552
60,000	AA	Series B, 5.000% due 10/1/22	61,162
85,000	AA	Series B, 5.000% due 10/1/23	86,647
335,000	A+	Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Series A2, zero coupon, due 2/15/42	135,963
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Ohio – (continued)
$2,000,000	AAA	Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, Series A, 1.780% due 12/1/36(a)	$2,000,000
		State of Ohio, Revenue Bonds:
75,000	AA	5.000% due 1/1/27	90,353
145,000	AA	5.000% due 1/1/29	176,612
		Total Ohio	11,937,775
Oklahoma – 0.3%
560,000	AA-	Canadian County Educational Facilities Authority, Revenue Bonds, 5.000% due 9/1/26	664,149
		Grand River Dam Authority, Revenue Bonds:
35,000	AA-	Series A, 5.000% due 6/1/27	40,110
45,000	AA-	Series A, 5.000% due 6/1/28	51,473
		Oklahoma City Public Property Authority, Revenue Bonds:
30,000	A+	5.000% due 10/1/25	35,353
45,000	A+	5.000% due 10/1/26	52,758
35,000	A+	5.000% due 10/1/27	40,988
		Oklahoma Development Finance Authority, Revenue Bonds:
90,000	NR	Prerefunded 2/15/22 @ 100, 5.000% due 2/15/23(c)	98,447
210,000	NR	Prerefunded 2/15/22 @ 100, 5.000% due 2/15/42(c)	229,711
30,000	BB+	Series B, 5.000% due 8/15/27	34,791
30,000	BB+	Series B, 5.000% due 8/15/28	35,011
10,000	BB+	Series B, 5.000% due 8/15/29	11,547
30,000	BB+	Series B, 5.000% due 8/15/33	33,370
		Oklahoma Municipal Power Authority, Revenue Bonds:
50,000	A	Series A, 5.000% due 1/1/26	57,889
175,000	A	Series A, 5.000% due 1/1/27	202,193
60,000	A	Series A, 5.000% due 1/1/28	69,181
45,000	A	Series A, 5.000% due 1/1/29	51,780
115,000	AA	Series A, AGM, 5.000% due 1/1/21	118,151
360,000	AA	Series A, AGM, 5.000% due 1/1/22	369,381
60,000	A	Series B, 5.000% due 1/1/27	69,323
		Total Oklahoma	2,265,606
Oregon – 0.9%
20,000	NR	Clackamas County Hospital Facility Authority, Revenue Bonds, 3.000% due 11/15/22	20,017
3,800,000	A+	Oregon State Business Development Commission, Revenue Bonds, Series 232, 2.400% due 12/1/40(a)	3,841,838
2,675,000	AA+	Salem-Keizer School District No 24J, GO, 5.000% due 6/15/32	3,216,741
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Oregon – (continued)
$1,035,000	AA+	State of Oregon, GO, Series A, 5.000% due 5/1/20	$1,074,837
85,000	Aa1(b)	Washington County School District No 1 West Union, GO, 5.000% due 6/15/30	101,757
		Total Oregon	8,255,190
Pennsylvania – 1.9%
		City of Philadelphia PA, GO:
85,000	A	Series B, 5.000% due 8/1/27	97,823
300,000	A	Series B, 5.000% due 8/1/29	342,201
320,000	A	Series B, 5.000% due 8/1/30	363,799
335,000	A	Series B, 5.000% due 8/1/31	379,796
		City of Philadelphia PA Airport Revenue, Revenue Bonds:
50,000	A	Series B, 5.000% due 7/1/30(d)	57,762
70,000	A	Series B, 5.000% due 7/1/31(d)	80,335
		Commonwealth of Pennsylvania, GO:
60,000	A+	5.000% due 7/1/21	64,398
3,070,000	A+	5.000% due 1/15/24	3,512,602
290,000	A+	5.000% due 10/15/27	324,638
810,000	A+	5.000% due 9/15/29	945,950
110,000	A+	5.000% due 3/15/31	125,235
3,880,000	AA-	County of Allegheny PA, GO, Series C 77, 4.000% due 11/1/38	4,031,786
220,000	NR	Erie County Hospital Authority, Revenue Bonds, Series A, Prerefunded 7/1/20 @ 100, 7.000% due 7/1/27(c)	235,085
		Lehigh County Industrial Development Authority, Revenue Bonds:
165,000	A	1.800% due 2/15/27(a)	161,360
1,125,000	A	Series A, 1.800% due 9/1/29(a)	1,099,845
95,000	A+	Monroeville Finance Authority, Revenue Bonds, 5.000% due 2/15/26	112,158
		Montgomery County Higher Education & Health Authority, Revenue Bonds:
10,000	BBB	Series A, 5.000% due 10/1/23(f)	10,917
40,000	BBB	Series A, 5.000% due 10/1/28(f)	44,400
45,000	BBB	Series A, 5.000% due 10/1/29(f)	49,545
140,000	BBB	Series A, 5.000% due 10/1/32(f)	150,926
225,000	BBB	Series A, 5.000% due 10/1/36(f)	239,258
105,000	BBB	Series A, 5.000% due 10/1/40(f)	110,077
115,000	A+	Series A, AMBAC, 6.000% due 6/1/22	127,005
		Northampton County General Purpose Authority, Revenue Bonds:
1,000,000	A+	5.000% due 11/1/27	1,220,080
75,000	A-	4.000% due 8/15/48	74,132
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Pennsylvania – (continued)
		Pennsylvania Economic Development Financing Authority, Revenue Bonds:
$90,000	A	5.000% due 3/1/21	$94,632
60,000	A	5.000% due 3/1/22	64,473
900,000	A-	2.350% due 8/1/45(a)(d)	900,063
165,000	A-	Series A, 1.700% due 8/1/37(a)(d)	163,587
		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds:
35,000	AA	Series A, 5.000% due 8/15/27	42,702
35,000	AA	Series A, 5.000% due 8/15/28	42,008
60,000	AA	Series A, 5.000% due 8/15/30	70,709
60,000	AA	Series A, Prerefunded 8/15/19 @ 100, 5.250% due 8/15/21(c)	60,974
		Pennsylvania Turnpike Commission, Revenue Bonds:
15,000	A1(b)	Series A1, 5.000% due 12/1/22	16,719
15,000	A1(b)	Series A1, 5.000% due 12/1/23	17,116
45,000	A1(b)	Series A1, 5.000% due 12/1/29	53,435
30,000	A1(b)	Series A1, 5.000% due 12/1/34	34,380
35,000	A	Series A2, 5.000% due 12/1/28	41,881
35,000	A	Series A2, 5.000% due 12/1/33	40,093
		Philadelphia Gas Works Co., Revenue Bonds:
30,000	A	5.000% due 8/1/23	33,743
20,000	A	5.000% due 8/1/24	22,929
25,000	A	5.000% due 8/1/25	29,078
		Pittsburgh School District, GO:
45,000	AA	Series A, AGM, 5.000% due 9/1/19	45,746
30,000	AA	Series A, AGM, 5.000% due 9/1/20	31,470
		School District of Philadelphia, GO:
405,000	NR	Series C, 5.000% due 9/1/20	422,464
175,000	NR	Series C, 5.000% due 9/1/21	182,054
		State Public School Building Authority, Revenue Bonds:
180,000	AA	AGM, 5.000% due 12/1/28	210,497
130,000	AA	AGM, 5.000% due 12/1/33	147,308
40,000	NR	5.000% due 6/1/26	45,639
		Total Pennsylvania	16,774,813
Rhode Island – 0.4%
		Rhode Island Health & Educational Building Corp., Revenue Bonds:
240,000	AA	AGM, 5.000% due 5/15/25	279,175
195,000	BB-	5.000% due 9/1/31	210,990
165,000	BBB+	5.000% due 5/15/39	178,296
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Rhode Island – (continued)
$2,000,000	AA+	Series A, 5.000% due 9/1/29	$2,439,780
105,000	AA	Rhode Island Student Loan Authority, Revenue Bonds, Series A, 3.500% due 12/1/34(d)	106,248
		Tobacco Settlement Financing Corp., Revenue Bonds:
55,000	BBB+	Series A, 5.000% due 6/1/27	60,362
70,000	BBB	Series A, 5.000% due 6/1/28	75,879
		Total Rhode Island	3,350,730
South Carolina – 3.1%
		Beaufort-Jasper Water & Sewer Authority, Revenue Bonds:
30,000	AA	Series B, 5.000% due 3/1/22	32,910
30,000	AA	Series B, 5.000% due 3/1/24	34,639
30,000	AA	Series B, 5.000% due 3/1/25	35,358
		County of Charleston SC, GO:
4,385,000	AAA	5.000% due 11/1/22	4,908,394
2,500,000	AAA	Series C, 5.000% due 11/1/27	3,096,900
13,000,000	Aa2(b)	Patriots Energy Group Financing Agency, Revenue Bonds, Series A, 4.000% due 10/1/48(a)	13,899,080
		Scago Educational Facilities Corp. for Colleton School District, Revenue Bonds:
115,000	A-	5.000% due 12/1/27	132,080
95,000	A-	5.000% due 12/1/29	108,056
		South Carolina Jobs-Economic Development Authority, Revenue Bonds:
200,000	A+	Prerefunded 11/1/22 @ 100, 5.000% due 11/1/28(c)	222,106
65,000	A+	5.000% due 2/1/22	70,517
30,000	A+	5.000% due 2/1/24	33,968
50,000	A+	5.000% due 2/1/25	57,647
50,000	A+	5.000% due 2/1/26	58,504
		South Carolina Ports Authority, Revenue Bonds:
65,000	A+	5.000% due 7/1/28(d)	78,399
140,000	A+	5.000% due 7/1/30(d)	165,774
		South Carolina Public Service Authority, Revenue Bonds:
2,080,000	A+	Series A, 5.000% due 12/1/49	2,223,416
355,000	A+	Series A, 5.000% due 12/1/50	383,113
515,000	A+	Series A, 5.500% due 12/1/54	561,427
185,000	A+	Series B, 5.000% due 12/1/35	207,681
275,000	A+	Series B, 5.000% due 12/1/36	307,464
115,000	A+	Series C, 5.000% due 12/1/25	131,001
115,000	A+	Series C, 5.000% due 12/1/26	130,323
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
South Carolina – (continued)
$90,000	A+	Series C, 5.000% due 12/1/27	$101,544
105,000	A+	Series C, 5.000% due 12/1/46	112,969
190,000	A+	Series E, 5.500% due 12/1/53	205,595
50,000	A1(b)	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series A, 5.000% due 10/1/25	59,293
		Total South Carolina	27,358,158
South Dakota – 0.0%
		South Dakota Health & Educational Facilities Authority, Revenue Bonds:
30,000	AA-	5.000% due 7/1/23	33,868
15,000	AA-	5.000% due 7/1/24	17,300
10,000	AA-	5.000% due 7/1/27	12,002
50,000	AA-	5.000% due 7/1/33	57,120
40,000	AA-	5.000% due 7/1/35	45,241
35,000	A+	Series B, 5.000% due 11/1/24	40,537
35,000	A+	Series B, 5.000% due 11/1/25	40,354
5,000	A+	Series B, 5.000% due 11/1/26	5,737
		Total South Dakota	252,159
Tennessee – 1.1%
1,000,000	AA+	County of Sumner TN, GO, 5.000% due 6/1/22	1,071,660
		Greeneville Health & Educational Facilities Board, Revenue Bonds:
30,000	A-	Series A, 5.000% due 7/1/29	35,532
35,000	A-	Series A, 5.000% due 7/1/30	41,035
240,000	A-	Johnson City Health & Educational Facilities Board, Revenue Bonds, Prerefunded 7/1/20 @ 100, 6.500% due 7/1/38(c)	255,024
		Knox County Health Educational & Housing Facility Board, Revenue Bonds:
35,000	BBB	5.000% due 9/1/22	37,869
30,000	BBB	5.000% due 4/1/24	33,301
30,000	BBB	5.000% due 9/1/24	33,508
40,000	BBB	5.000% due 4/1/25	44,972
145,000	A	Memphis-Shelby County Airport Authority, Revenue Bonds, Series B, 5.625% due 7/1/20(d)	151,972
6,240,000	Aa2(b)	Tennergy Corp., Revenue Bonds, Series A, 5.000% due 2/1/50(a)	7,035,101
		Tennessee Energy Acquisition Corp., Revenue Bonds:
675,000	A3(b)	4.000% due 11/1/49(a)	714,420
350,000	A3(b)	Series A, 4.000% due 5/1/48(a)	366,306
		Total Tennessee	9,820,700
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – 13.9%
$1,895,000	AAA	Alamo Community College District, GO, 5.000% due 8/15/34	$2,213,587
40,000	AA-	Austin Community College District, Revenue Bonds, AMBAC, zero coupon, due 2/1/22	37,781
2,525,000	Aa3(b)	Brownsville Independent School District, GO, 4.000% due 8/15/22	2,712,355
		Central Texas Regional Mobility Authority, Revenue Bonds:
70,000	A-	5.000% due 1/1/31	79,526
145,000	A-	5.000% due 1/1/32	163,939
95,000	A-	5.000% due 1/1/35	106,110
45,000	A-	5.000% due 1/1/36	50,093
35,000	A-	Series A, 5.000% due 1/1/31	39,487
30,000	A-	Series A, 5.000% due 1/1/32	33,693
60,000	A-	Series A, 5.000% due 1/1/34	66,827
160,000	A-	Series A, 5.000% due 1/1/40	175,210
510,000	A-	Central Texas Turnpike System, Revenue Bonds, Series A, 5.000% due 8/15/42(a)	526,407
90,000	AA	City of Arlington TX, Special Tax, Series C, 5.000% due 2/15/45	94,086
80,000	A	City of Austin TX Airport System Revenue, Revenue Bonds, 5.000% due 11/15/29(d)	90,199
45,000	AA	City of Austin TX Electric Utility Revenue, Revenue Bonds, Series A, 5.000% due 11/15/23	50,236
		City of Dallas TX, GO:
130,000	AA-	5.000% due 2/15/23	141,565
170,000	AA-	5.000% due 2/15/24	194,954
2,060,000	AA-	5.000% due 2/15/25	2,411,704
		City of Houston TX, GO:
60,000	Aa3(b)	Series A, 5.000% due 3/1/23	67,408
2,290,000	Aa3(b)	Series A, 5.000% due 3/1/24	2,628,783
120,000	Aa3(b)	Series A, 5.000% due 3/1/25	140,318
		City of Houston TX Airport System Revenue, Revenue Bonds:
230,000	A+	Series A, 5.000% due 7/1/20(d)	239,465
70,000	A+	Series A, 5.000% due 7/1/23(d)	76,581
50,000	A1(b)	Series A, 5.000% due 7/1/26(d)	59,068
60,000	A1(b)	Series A, 5.000% due 7/1/27(d)	71,711
30,000	A1(b)	Series A, 5.000% due 7/1/28(d)	36,240
90,000	A1(b)	Series B, 5.000% due 7/1/28	110,824
360,000	A1(b)	Series B, 5.000% due 7/1/29	439,636
190,000	A1(b)	Series B, 5.000% due 7/1/30	229,495
2,000,000	A1(b)	Series D, 5.000% due 7/1/24	2,315,440
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$1,500,000	A1(b)	Series D, 5.000% due 7/1/25	$1,770,225
1,500,000	A1(b)	Series D, 5.000% due 7/1/26	1,800,030
		City of Houston TX Combined Utility System Revenue, Revenue Bonds:
250,000	Aa2(b)	Series B, 4.000% due 11/15/21	264,955
70,000	Aa2(b)	Series B, 5.000% due 11/15/33	81,317
75,000	AA	Series C, 5.000% due 5/15/28	85,952
1,040,000	AAA	City of Irving TX, GO, 5.500% due 8/15/23	1,204,268
		City of San Antonio TX Electric & Gas Systems Revenue, Revenue Bonds:
90,000	AA	5.250% due 2/1/25	107,035
45,000	AA	5.000% due 2/1/29	54,279
30,000	AA	5.000% due 2/1/30	35,963
45,000	AA	5.000% due 2/1/31	53,546
35,000	AA	5.000% due 2/1/33	41,208
1,500,000	AA-	2.750% due 2/1/48(a)	1,535,040
205,000	AA-	Series B, 2.000% due 2/1/33(a)	204,668
		County of Harris TX, Revenue Bonds:
30,000	AA-	Series C, 5.000% due 8/15/24	33,066
110,000	AA-	Series C, 5.000% due 8/15/25	121,087
85,000	AAA	County of Travis TX, GO, Series A, 5.000% due 3/1/24	97,838
2,215,000	AAA	County of Williamson TX, GO, 5.000% due 2/15/30	2,634,233
		Cypress-Fairbanks Independent School District, GO, PSF-GTD:
145,000	AAA	5.000% due 2/15/22	158,819
145,000	AAA	5.000% due 2/15/23	163,125
725,000	AAA	5.000% due 2/15/24	835,128
620,000	AAA	5.000% due 2/15/25	729,281
105,000	AAA	5.000% due 2/15/27	124,894
18,000,000	AAA	Series B1, 2.125% due 2/15/40(a)(f)	18,067,320
165,000	AAA	Series B2, 1.400% due 2/15/40(a)	164,081
180,000	AAA	Series B3, 1.400% due 2/15/44(a)	178,997
90,000	AAA	Series C, 5.000% due 2/15/44	99,575
210,000	AA+	Dallas Area Rapid Transit, Revenue Bonds, AMBAC, 5.250% due 12/1/29	266,599
185,000	A2(b)	Dallas County Utility & Reclamation District, GO, 5.000% due 2/15/24	210,748
105,000	AAA	Dallas Independent School District, GO, PSF-GTD, 5.000% due 2/15/36(a)	114,341
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
		Dallas Love Field, Revenue Bonds:
$40,000	A	5.000% due 11/1/30(d)	$45,345
90,000	A	5.000% due 11/1/31(d)	101,735
		Dallas/Fort Worth International Airport, Revenue Bonds:
30,000	A+	Series A, 5.000% due 11/1/19	30,659
85,000	A+	Series B, 5.000% due 11/1/26(d)	92,833
35,000	A+	Series B, 5.000% due 11/1/27(d)	38,122
80,000	A+	Series B, 5.000% due 11/1/28(d)	86,903
155,000	A+	Series B, 5.000% due 11/1/30(d)	167,585
330,000	A+	Series B, 5.000% due 11/1/31(d)	356,196
420,000	A+	Series B, 5.000% due 11/1/32(d)	452,579
290,000	A+	Series B, 5.000% due 11/1/33(d)	311,970
70,000	A+	Series B, 5.000% due 11/1/34(d)	75,177
1,500,000	A+	Series E, 5.000% due 11/1/22(d)	1,653,180
85,000	AAA	Denton Independent School District, GO, PSF-GTD, zero coupon, due 8/15/25	74,553
		Fort Bend Independent School District, GO:
90,000	AAA	Series C, PSF-GTD, 1.350% due 8/1/42(a)	89,451
165,000	AAA	Series D, PSF-GTD, 1.500% due 8/1/42(a)	163,078
		Fort Worth Independent School District, GO, PSF-GTD:
80,000	AAA	5.000% due 2/15/22	87,575
105,000	AAA	5.000% due 2/15/26	125,760
75,000	Aa1(b)	Frisco Independent School District, GO, AGM, 5.375% due 8/15/39	76,208
		Grand Parkway Transportation Corp., Revenue Bonds:
150,000	AA+	Series A, 5.000% due 10/1/31	178,789
125,000	AA+	Series A, 5.000% due 10/1/32	148,066
190,000	AA+	Series A, 5.000% due 10/1/33	223,873
145,000	AA+	Series A, 5.000% due 10/1/34	169,997
70,000	BBB	Series A, 5.125% due 10/1/43	75,753
170,000	BBB	Series A, 5.500% due 4/1/53	187,427
70,000	AA+	Series B, 5.250% due 10/1/51	76,570
1,210,000	AA+	Series B, 5.000% due 10/1/52(a)	1,365,304
35,000	AA+	Series B, 5.000% due 4/1/53	37,666
940,000	A	Gregg County Health Facilities Development Corp., Revenue Bonds, Series C, Prerefunded 7/1/22 @ 100, 5.000% due 7/1/42(c)	1,036,632
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
		Harris County Flood Control District, Revenue Bonds:
$5,000,000	AAA	Series A, Prerefunded 10/1/20 @ 100, 5.000% due 10/1/39(c)	$5,264,100
1,000,000	AAA	Series A, Prerefunded 10/1/20 @ 100, 5.000% due 10/1/34(c)	1,052,820
		Houston Independent School District, GO:
2,000,000	AAA	PSF-GTD, 5.000% due 2/15/36	2,337,260
1,000,000	AAA	Series A2, PSF-GTD, 3.000% due 6/1/39(a)	1,003,270
		Irving Hospital Authority, Revenue Bonds:
15,000	A+	5.000% due 10/15/24	17,119
20,000	A+	5.000% due 10/15/26	23,341
15,000	A+	5.000% due 10/15/27	17,362
20,000	A+	5.000% due 10/15/29	22,843
30,000	A+	5.000% due 10/15/31	33,679
40,000	A+	5.000% due 10/15/35	43,976
30,000	A+	5.000% due 10/15/36	32,876
35,000	A+	5.000% due 10/15/39	37,960
45,000	A+	5.000% due 10/15/44	48,374
		Lamar Consolidated Independent School District, GO:
7,280,000	AAA	Series PSF-GTD, 5.000% due 2/15/31	8,591,710
7,050,000	AAA	Series PSF-GTD, 5.000% due 2/15/34	8,203,733
1,225,000	AA+	Lewisville Independent School District, GO, Series B, 5.000% due 8/15/28	1,441,825
		Lower Colorado River Authority, Revenue Bonds:
1,135,000	A	5.000% due 5/15/22	1,212,725
135,000	A	5.000% due 5/15/32	158,194
70,000	A	5.000% due 5/15/34	81,227
70,000	A	5.000% due 5/15/36	80,529
400,000	A	Series B, 5.000% due 5/15/21	414,776
195,000	A	Series B, 5.000% due 5/15/25	227,075
85,000	A	Series B, 5.000% due 5/15/27	98,714
85,000	A	Series B, 5.000% due 5/15/28	98,287
245,000	A	Series B, 5.000% due 5/15/29	282,228
25,000	A	Series D, 5.000% due 5/15/22	27,461
20,000	A	Series D, 5.000% due 5/15/23	22,477
35,000	A	Series D, 5.000% due 5/15/24	40,037
40,000	A	Series D, 5.000% due 5/15/26	46,731
2,720,000	AAA	Midlothian Independent School District, GO, Series B, PSF-GTD, 2.500% due 8/1/52(a)	2,746,710
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$40,000	NR	Midway Independent School District, GO, PSF-GTD, zero coupon, due 8/15/19	$39,695
500,000	BBB+	Mission Economic Development Corp., Revenue Bonds, 2.350% due 1/1/26(a)(d)	500,035
		New Hope Cultural Education Facilities Finance Corp., Revenue Bonds:
60,000	Aa2(b)	Series A, 5.000% due 8/15/24	69,407
70,000	Aa2(b)	Series A, 5.000% due 8/15/25	82,436
45,000	Aa2(b)	Series A, 5.000% due 8/15/26	53,714
45,000	Aa2(b)	Series A, 5.000% due 8/15/27	54,284
70,000	Aa2(b)	Series A, 5.000% due 8/15/30	82,494
		Newark Higher Education Finance Corp., Revenue Bonds:
65,000	A3(b)	5.000% due 4/1/27	74,525
40,000	A3(b)	5.000% due 4/1/28	45,585
125,000	AAA	North East Independent School District, GO, Series B, PSF-GTD, 1.420% due 8/1/40(a)	122,934
		North Harris County Regional Water Authority, Revenue Bonds:
30,000	AA-	4.000% due 12/15/23	32,243
55,000	AA-	4.000% due 12/15/24	58,955
		North Texas Tollway Authority, Revenue Bonds:
50,000	A+	Series A, 5.000% due 1/1/23	55,969
145,000	A+	Series A, 5.000% due 1/1/24	166,122
35,000	A+	Series A, 5.000% due 1/1/30	40,413
40,000	A+	Series A, 5.000% due 1/1/33	46,117
200,000	A+	Series A, 5.000% due 1/1/39	222,476
370,000	WD(g)	Series A, Prerefunded 9/1/21 @ 100, 5.500% due 9/1/41(c)	403,970
30,000	WD(g)	Series A, Prerefunded 9/1/21 @ 100, 6.000% due 9/1/41(c)	33,118
290,000	A+	Series B, 5.000% due 1/1/29	332,157
160,000	A+	Series B, 5.000% due 1/1/30	182,330
20,000	A	Series B, 5.000% due 1/1/31	22,869
85,000	A	Series B, 5.000% due 1/1/32	98,005
685,000	Aaa(b)	Northside Independent School District, GO, PSF-GTD, 2.750% due 8/1/48(a)	706,084
4,000,000	AAA	Pasadena Independent School District, GO, Series B, PSF-GTD, 3.000% due 2/15/44(a)	4,021,960
		Permanent University Fund – University of Texas System, Revenue Bonds:
50,000	Aaa(b)	Series B, 5.000% due 7/1/22	55,415
50,000	Aaa(b)	Series B, 5.000% due 7/1/29	59,367
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$50,000	AAA	Rockwall Independent School District, GO, PSF-GTD, zero coupon, due 2/15/25	$43,988
1,195,000	Aaa(b)	San Antonio Independent School District, GO, Series A, PSF-GTD, 5.000% due 8/1/28	1,420,246
		San Antonio Public Facilities Corp., Revenue Bonds:
140,000	AA+	5.000% due 9/15/23	154,787
215,000	AA+	5.000% due 9/15/24	237,398
270,000	AA+	5.000% due 9/15/25	297,740
		San Antonio Water System, Revenue Bonds:
175,000	AA+	5.000% due 5/15/22	193,085
2,000,000	AA	Series A, 5.000% due 5/15/36	2,340,940
390,000	AA	Series B, 2.000% due 5/1/44(a)	390,059
		Sherman Independent School District, GO, PSF-GTD:
2,130,000	Aaa(b)	Series B, 3.000% due 8/1/48(a)	2,165,656
45,000	Aaa(b)	Series B, Prerefunded 8/1/20 @ 100, 3.000% due 8/1/48(a)(c)	45,785
		Southwest Higher Education Authority, Inc., Revenue Bonds:
90,000	AA-	5.000% due 10/1/19	91,723
65,000	AA-	Prerefunded 10/1/19 @ 100, 5.000% due 10/1/20(c)	66,290
		State of Texas, GO:
360,000	AAA	4.000% due 8/1/21(d)	378,252
3,500,000	AAA	5.000% due 8/1/21	3,774,155
2,500,000	AAA	5.000% due 10/1/24	2,890,700
150,000	AAA	5.000% due 8/1/26(d)	172,632
45,000	AAA	Series A, 5.000% due 8/1/19(d)	45,584
45,000	AAA	Series A, 5.000% due 8/1/21(d)	48,337
350,000	AAA	Series B, 5.000% due 8/1/25(d)	396,515
45,000	AAA	Series C, 5.000% due 8/1/20(d)	46,961
40,000	AAA	Series C, 5.000% due 8/1/21(d)	42,966
		Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds:
165,000	AA	5.000% due 2/15/25	191,963
30,000	AA-	5.000% due 8/15/25	33,941
45,000	AA-	5.000% due 8/15/26	50,676
45,000	AA-	5.000% due 8/15/28	50,330
110,000	AA-	5.000% due 8/15/33	120,935
60,000	AA	5.000% due 2/15/34	68,392
155,000	A	5.500% due 9/1/43	170,302
165,000	AAA	Texas A&M University, Revenue Bonds, Series C, 5.000% due 5/15/23	187,004
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Texas – (continued)
$460,000	NR	Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, 7.000% due 12/31/38(d)	$531,553
135,000	Aa2(b)	Texas State University System, Revenue Bonds, Series A, 5.000% due 3/15/29	160,681
		Texas Transportation Commission, Revenue Bonds:
800,000	Baa3(b)	zero coupon, due 8/1/35	394,264
500,000	Baa3(b)	zero coupon, due 8/1/36	233,100
		Texas Water Development Board, Revenue Bonds:
125,000	AAA	Series A, 5.000% due 4/15/22	137,556
180,000	AAA	Series A, 5.000% due 4/15/25	212,569
75,000	AAA	Series A, 5.000% due 10/15/25	89,467
125,000	AAA	Series A, 5.000% due 4/15/26	150,384
190,000	AAA	Series A, 5.000% due 4/15/29	230,831
505,000	AAA	Series A, 5.000% due 4/15/30	608,863
		Travis County Health Facilities Development Corp., Revenue Bonds:
2,305,000	NR	Prerefunded 1/1/21 @ 100, 7.000% due 1/1/32(c)	2,519,157
1,365,000	NR	Prerefunded 1/1/21 @ 100, 7.125% due 1/1/46(c)	1,494,880
400,000	AA+	Trinity River Authority LLC Denton Creek Wastewater Treatment System Revenue, Revenue Bonds, 5.000% due 2/1/22	436,796
		University of Houston, Revenue Bonds:
10,000	AA	AGM, 5.250% due 2/15/25	10,026
190,000	AA	Series A, 5.000% due 2/15/30	221,665
		University of Texas System, Revenue Bonds:
1,785,000	NR	Series A, Prerefunded 2/15/22 @ 100, 5.000% due 8/15/27(c)	1,952,540
90,000	AAA	Series B, 5.000% due 8/15/22	100,057
60,000	AAA	Series D, 5.000% due 8/15/20	62,906
65,000	AAA	Series D, 5.000% due 8/15/21	70,221
70,000	AAA	Series D, 5.000% due 8/15/22	77,823
80,000	AAA	Series E, 5.000% due 8/15/22	88,940
90,000	AAA	Series J, 5.000% due 8/15/22	100,058
		Total Texas	121,743,109
Utah – 0.0%
		Salt Lake City Corp. Airport Revenue, Revenue Bonds:
35,000	A+	Series A, 5.000% due 7/1/26(d)	41,245
115,000	A+	Series A, 5.000% due 7/1/28(d)	136,133
85,000	A	Utah Associated Municipal Power Systems, Revenue Bonds, Series A, Prerefunded 9/1/22 @ 100, 5.000% due 9/1/24(c)	94,318
		Total Utah	271,696
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Virginia – 2.5%
$30,000	BBB	City of Chesapeake VA Chesapeake Expressway Toll Road Revenue, Revenue Bonds, Series A, 5.000% due 7/15/22	$32,516
2,635,000	AAA	City of Suffolk VA, GO, Series A, 5.000% due 2/1/27	3,218,336
5,000,000	AAA	Commonwealth of Virginia, GO, Series B, 4.000% due 6/1/24	5,477,650
3,000,000	AAA	County of Fairfax VA, GO, Series A, 5.000% due 10/1/27	3,675,930
		Fredericksburg Economic Development Authority, Revenue Bonds:
40,000	Baa1(b)	5.000% due 6/15/27	44,863
40,000	Baa1(b)	5.000% due 6/15/29	44,664
45,000	Baa1(b)	5.000% due 6/15/33	49,485
3,180,000	AA	Hampton Roads Transportation Accountability Commission, Revenue Bonds, Series A, 5.000% due 7/1/35	3,744,132
320,000	AA	Norfolk Economic Development Authority, Revenue Bonds, Series B, 5.000% due 11/1/48(a)	388,787
		Stafford County Economic Development Authority, Revenue Bonds:
50,000	Baa1(b)	5.000% due 6/15/32	56,090
65,000	Baa1(b)	5.000% due 6/15/34	72,335
20,000	Baa1(b)	4.000% due 6/15/37	20,198
		Virginia College Building Authority, Revenue Bonds:
2,805,000	AA+	Series A, 5.000% due 9/1/32	3,386,589
165,000	AA+	Series D, 5.000% due 2/1/26	197,955
265,000	AA+	Series E, 5.000% due 2/1/30	322,383
305,000	AA+	Series E, 5.000% due 2/1/31	368,172
		Virginia Commonwealth Transportation Board, Revenue Bonds:
185,000	AA+	Series A, 5.000% due 5/15/29	224,960
360,000	AA+	Series A, 5.000% due 5/15/30	434,441
220,000	BBB	Virginia Small Business Financing Authority, Revenue Bonds, 5.000% due 1/1/40(d)	229,636
		Winchester Economic Development Authority, Revenue Bonds:
60,000	A+	5.000% due 1/1/32	68,036
75,000	A+	5.000% due 1/1/33	84,443
		Total Virginia	22,141,601
Washington – 4.0%
60,000	AA	Chelan County Public Utility District No 1, Revenue Bonds, Series A, NPFG, zero coupon, due 6/1/24	52,898
		City of Tacoma WA Electric System Revenue, Revenue Bonds:
30,000	AA	5.000% due 1/1/29	35,862
35,000	AA	5.000% due 1/1/36	40,260
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Washington – (continued)
$85,000	NR	Clark County School District No 37 Vancouver, GO, Series C, NPFG, zero coupon, due 12/1/19	$83,890
40,000	AA	County of Spokane WA Wastewater System Revenue, Revenue Bonds, Series A, 5.000% due 12/1/19	40,320
		Grant County Public Utility District No 2, Revenue Bonds:
30,000	AA	Series A, 5.000% due 1/1/22	32,701
30,000	AA	Series A, 5.000% due 1/1/23	33,136
65,000	AA	Series A, 5.000% due 1/1/24	71,507
500,000	AA+	Pierce County School District No 3 Puyallup, GO, 5.000% due 12/1/34	583,590
		Port of Seattle WA, Revenue Bonds:
25,000	A	5.000% due 6/1/23(d)	27,865
35,000	A+	5.000% due 2/1/27	41,264
70,000	A+	5.000% due 2/1/29	81,668
135,000	AA-	Series B, 5.000% due 10/1/29(d)	155,419
		State of Washington, GO:
2,500,000	AA+	Series 2010E, Prerefunded 2/1/20 @ 100, 5.000% due 2/1/34(c)	2,577,000
5,000,000	AA+	Series 2010E, Prerefunded 2/1/20 @ 100, 5.000% due 2/1/35(c)	5,154,000
50,000	AA+	Series 2017A, 5.000% due 8/1/27	60,107
8,430,000	AA+	Series A, 5.000% due 8/1/32	10,082,343
5,000,000	AA+	Series C, 5.000% due 2/1/33	6,011,150
50,000	AA+	Series R2017A, 5.000% due 8/1/28	59,726
50,000	AA+	Series R2017A, 5.000% due 8/1/30	58,938
725,000	AA+	Series R2018D, 5.000% due 8/1/32	854,797
640,000	AA+	Series R2018D, 5.000% due 8/1/33	751,385
5,000,000	AA+	Series R2018D, 5.000% due 8/1/35	5,823,250
100,000	AA+	Series R97, NPFG, zero coupon, due 7/1/19	99,479
		Tobacco Settlement Authority, Revenue Bonds:
70,000	A	5.000% due 6/1/23	77,147
100,000	A	5.000% due 6/1/24	109,956
		Washington Health Care Facilities Authority, Revenue Bonds:
5,000	A	5.000% due 7/1/25	5,788
60,000	A	5.000% due 7/1/26	70,308
70,000	AA-	5.000% due 10/1/27	84,641
60,000	AA-	5.000% due 10/1/28	73,309
110,000	BBB	5.000% due 8/15/28	125,600
40,000	A+	5.000% due 1/1/29	45,588
90,000	A	5.000% due 7/1/29	106,505
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Washington – (continued)
$65,000	BBB	5.000% due 8/15/31	$72,418
20,000	A	5.000% due 7/1/34	22,684
700,000	A	5.000% due 7/1/42	770,203
65,000	NR	Prerefunded 7/1/20 @ 100, 5.500% due 7/1/30(c)	68,230
		Washington Higher Education Facilities Authority, Revenue Bonds:
15,000	Baa1(b)	Series A, 5.000% due 10/1/29	16,930
35,000	Baa1(b)	Series A, 5.000% due 10/1/30	39,253
40,000	Baa1(b)	Series A, 5.000% due 10/1/31	44,579
210,000	Baa1(b)	Series A, 5.000% due 10/1/33	232,195
		Total Washington	34,777,889
West Virginia – 2.3%
		State of West Virginia, GO:
14,860,000	AA-	Series B, 5.000% due 12/1/34	17,543,270
2,000,000	AA-	Series B, 5.000% due 6/1/35	2,354,320
190,000	BBB+	West Virginia Hospital Finance Authority, Revenue Bonds, 5.000% due 1/1/33	216,239
		Total West Virginia	20,113,829
Wisconsin – 1.2%
		Public Finance Authority, Revenue Bonds:
15,000	BB(g)	3.000% due 11/15/22(e)	15,001
35,000	BB(g)	5.000% due 5/15/23(e)	37,256
10,000	BB(g)	3.950% due 11/15/24(e)	10,044
35,000	BB(g)	5.000% due 5/15/30(e)	36,997
10,000	BB(g)	5.250% due 5/15/37(e)	10,481
15,000	BB(g)	5.250% due 5/15/42(e)	15,607
25,000	BB(g)	5.000% due 10/1/43(e)	25,303
15,000	BB(g)	5.250% due 5/15/47(e)	15,555
30,000	BB(g)	5.000% due 10/1/48(e)	30,249
25,000	BB(g)	5.250% due 5/15/52(e)	25,787
55,000	BB(g)	5.000% due 10/1/53(e)	55,247
610,000	BBB	Series A, 5.250% due 10/1/43	648,259
610,000	BBB	Series A, 5.250% due 10/1/48	644,813
15,000	BB(g)	Series B2, 3.500% due 11/15/23(e)	15,002
		Wisconsin Health & Educational Facilities Authority, Revenue Bonds:
255,000	AA-	5.000% due 11/15/24	295,563
25,000	BBB+	5.000% due 5/1/26	27,743
50,000	A3(b)	5.000% due 6/1/27	53,855
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS – (continued)
Wisconsin – (continued)
$195,000	AA-	5.000% due 11/15/27	$222,867
50,000	BBB+	5.000% due 5/1/28	55,024
25,000	BBB+	5.000% due 5/1/29	27,426
30,000	A3(b)	5.000% due 6/1/32	32,120
50,000	BBB-	5.000% due 9/1/34	54,328
65,000	BBB-	5.000% due 9/1/36	69,857
70,000	A3(b)	5.000% due 6/1/39	74,229
6,940,000	AA	5.000% due 8/15/54(a)	7,764,222
55,000	NR	Prerefunded 7/1/20 @ 100, 5.750% due 7/1/30(c)	57,912
35,000	WD(g)	Prerefunded 8/15/25 @ 100, 4.000% due 2/15/38(c)	39,237
50,000	NR	Prerefunded 7/1/20 @ 100, 5.500% due 7/1/40(c)	52,485
30,000	NR	Series B, Prerefunded 7/1/23 @ 100, 5.000% due 7/1/25(c)	33,990
200,000	NR	Series B, Prerefunded 7/1/23 @ 100, 5.000% due 7/1/36(c)	226,600
50,000	NR	Series C, Prerefunded 8/15/22 @ 100, 5.000% due 8/15/32(c)	55,412
		Total Wisconsin	10,728,471
Wyoming – 0.0%
185,000	A	County of Campbell WY, Revenue Bonds, Series A, 5.750% due 7/15/39	187,557
		TOTAL MUNICIPAL BONDS (Cost – $743,885,270)	751,558,692
SHORT-TERM INVESTMENTS – 13.5%
MUNICIPAL BONDS – 10.4%
5,000,000	MIG1(b)	City of Portland OR, GO, 4.000% due 6/26/19	5,036,500
10,000,000	MIG1(b)	Cobb County School District, GO, 3.000% due 12/18/19	10,103,200
5,000,000	SP-1+	Colorado State Education Loan Program, Revenue Notes, Series A, 4.000% due 6/27/19	5,036,650
2,000,000	SP-1+	Commonwealth of Massachusetts, GO, Series A, 4.000% due 4/25/19	2,006,700
10,000,000	SP-1+	Commonwealth of Massachusetts, GO, Series B, 4.000% due 5/23/19	10,053,400
1,000,000	NR	Genesee Valley Central School District NY, GO, 4.000% due 8/28/19	1,010,470
5,000,000	A-1+	Michigan Finance Authority, Revenue Notes, Series A1, 4.000% due 8/20/19	5,051,150
100,000	BBB+	Pennsylvania Economic Development Financing Authority, Revenue Notes, Series A, 2.400% due 4/1/19(a)(d)	100,000
2,500,000	MIG1(b)	PMA Levy & Aid Anticipation Notes Program WI, Revenue Notes, Series B, 3.000% due 10/18/19	2,519,000
1,000,000	NR	Ravena Coeymans Selkirk Central School District NY, GO, 4.000% due 8/16/19	1,010,260
5,000,000	AAA	State of Georgia, GO, Series A, 5.000% due 7/1/19	5,055,399
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (continued)

Face Amount	Rating††	Security	Value
SHORT-TERM INVESTMENTS – (continued)
MUNICIPAL BONDS – (continued)
$5,000,000	SP-1+	State of Idaho, GO, 4.000% due 6/28/19	$5,037,650
38,925,000	SP-1+	State of Texas, Revenue Notes, 4.000% due 8/29/19	39,356,678
		TOTAL MUNICIPAL BONDS (Cost – $91,348,802)	91,377,057
TIME DEPOSITS – 3.1%
17,449,152		Banco Bilbao Vizcaya Argentaria SA – Madrid, 1.750% due 3/1/19	17,449,152
6,573,060		Citibank – New York, 1.750% due 3/1/19	6,573,060
2,858,864		Sumitomo Mitsui Banking Corp. – Tokyo, 1.750% due 3/1/19	2,858,864
		TOTAL TIME DEPOSITS (Cost – $26,881,076)	26,881,076
		TOTAL SHORT-TERM INVESTMENTS (Cost – $118,229,878)	118,258,133
		TOTAL INVESTMENTS – 99.5% (Cost – $862,115,148#)	869,816,825
		Other Assets in Excess of Liabilities – 0.5%	4,311,714
		TOTAL NET ASSETS – 100.0%	$874,128,539

††
All ratings are by Standard & Poor’s Rating Service, unless otherwise noted (unaudited).

(a)
Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2019.

(b)
Rating by Moody’s Investors Service. All ratings are unaudited.

(c)
Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(d)
Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

(e)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2019, amounts to approximately $2,205,681 and represents 0.25% of net assets.

(f)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2019, amounts to approximately $21,410,159 and represents 2.45% of net assets.

(g)
Rating by Fitch Ratings Service. All ratings are unaudited.

#
Aggregate cost for federal income tax purposes is $862,107,988.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Municipal Fixed Income Fund (concluded)

Abbreviations used in this schedule:
AGC
 —  American Guarantee Corporation

AGM
 —  Assured Guaranty Municipal Corporation

AMBAC
 —  American Bond Assurance Corporation

AMT
 —  Alternative Minimum Tax

COP
 —  Certificate of Participation

GO
 —  General Obligation

LIBOR
 —  London Interbank Offered Rate

LLC
 —  Limited Liability Company

MTA
 —  Metropolitan Transportation Authority

NPFG
 —  National Public Finance Guarantee Corporation

PSF-GTD
 —  Permanent School Fund Guaranteed

See pages 246 – 247 for definitions of ratings
Summary of Investments by Security Industry^
General Obligation	41.7%
Education	17.9
Health Care Providers & Services	8.7
Transportation	6.1
Water and Sewer	4.7
Airport	2.8
Power	1.2
Development	1.0
Pollution	0.8
Utilities	0.6
Facilities	0.4
Housing	0.3
Tobacco	0.2
Community Facilities Districts	0.0*
Short-Term Investments	13.6
100.0%

^
As a percentage of total investments.

*
Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund

Face Amount/Units/Shares	Security	Value
CORPORATE BONDS & NOTES – 18.0%
Basic Materials – 0.2%
$2,334,000	Hexion Inc., Senior Secured Notes, 10.000% due 4/15/20(a)	$2,007,240
Communications – 4.7%
4,046,000	Avaya Inc., Senior Secured Notes, 7.000% due 4/1/19(b)(c)(d)	—
12,273,000	Consolidated Communications Inc., Company Guaranteed Notes, 6.500% due 10/1/22(e)	11,444,572
13,500,000	Frontier Communications Corp., Senior Unsecured Notes, 10.500% due 9/15/22	9,652,500
15,310,000	HC2 Holdings Inc., Senior Secured Notes, 11.500% due 12/1/21(e)(c)	13,625,900
8,000,000	Intelsat Connect Finance SA, Company Guaranteed Notes, 9.500% due 2/15/23(c)	7,740,000
	Total Communications	42,462,972
Consumer Cyclical – 1.8%
7,593,000	JC Penney Corp. Inc., Senior Secured Notes, 5.875% due 7/1/23(c)	6,473,033
3,731,000	Rite Aid Corp., Company Guaranteed Notes, 6.125% due 4/1/23(c)	3,187,356
8,000,000	Tesla Inc., Company Guaranteed Notes, 5.300% due 8/15/25(c)	7,120,000
	Total Consumer Cyclical	16,780,389
Consumer Non-cyclical – 2.5%
994,000	CHS/Community Health Systems Inc., Senior Secured Notes, 6.250% due 3/31/23	956,725
8,878,000	Endo Dac/Endo Finance LLC/Endo Finco Inc., Company Guaranteed Notes, 6.000% due 2/1/25(c)	6,836,060
8,979,000	Revlon Consumer Products Corp., Company Guaranteed Notes, 5.750% due 2/15/21(a)	7,789,283
7,740,000	Vector Group Ltd., Senior Secured Notes, 6.125% due 2/1/25(c)	6,849,900
	Total Consumer Non-cyclical	22,431,968
Energy – 4.1%
13,375,000	California Resources Corp., Secured Notes, 8.000% due 12/15/22(a)(c)	10,683,281
	EP Energy LLC/Everest Acquisition Finance Inc.:
	Company Guaranteed Notes:
742,000	7.750% due 9/1/22	311,640
4,310,000	6.375% due 6/15/23	1,379,200
11,986,000	Secured Notes, 9.375% due 5/1/24(c)	5,603,455
4,000,000	Senior Secured Notes, 8.000% due 11/29/24(c)	2,820,000
	Sable Permian Resources Land LLC/AEPB Finance Corp., Company Guaranteed Notes:
6,336,000	7.125% due 11/1/20(a)(c)	2,534,400
3,242,000	7.375% due 11/1/21(a)(c)	1,296,800
30,506,000	Sanchez Energy Corp., Company Guaranteed Notes, 7.750% due 6/15/21(a)	4,880,960
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units/Shares	Security	Value
CORPORATE BONDS & NOTES – (continued)
Energy – (continued)
$11,994,000	Ultra Resources Inc., Secured Notes, 11.000% due 7/12/24	$7,736,130
	Total Energy	37,245,866
Financial – 4.7%
4,626,000	Abe Investment Holdings Inc./Getty Images Inc., Senior Unsecured Notes, 7.000% due 10/15/20(e)(c)	4,626,000
36,032	Capital Southwest Corp., Corporate Unsecured Notes, 5.950% due 12/15/22	922,419
5,928,200	Curo Group Holdings Corp., Senior Secured Notes, 8.250% due 9/1/25(c)	5,078,867
4,853,000	Genworth Holdings Inc., Company Guaranteed Notes, 7.700% due 6/15/20	4,828,735
13,600,000	ILFC E-Capital Trust I, Limited Guaranteed Notes, 4.550% due 12/21/65(c)(f)	10,363,880
19,166	KCAP Financial Inc., Corporate Unsecured Notes, 6.125% due 9/30/22	486,816
8,800,000	State Street Corp., Junior Subordinated Notes, 3.788% (3-Month USD-LIBOR + 1.000%) due 6/15/47(f)	6,952,968
29,980	TriplePoint Venture Growth BDC Corp., Corporate Unsecured Notes, 5.750% due 7/15/22(a)	749,500
10,662,000	USB Realty Corp., Junior Subordinated Notes, 3.934% (3-Month USD-LIBOR + 1.147%)(c)(f)(g)	9,375,417
	Total Financial	43,384,602
	TOTAL CORPORATE BONDS & NOTES (Cost – $198,103,627)	164,313,037
SENIOR LOANS(f) – 8.0%
5,800,000	Ascena Retail Group Inc., due 8/21/22(h)	5,314,250
9,200,000	Asurion LLC, due 8/4/25(h)	9,336,068
8,457,286	Charter Communications Operating LLC, 4.500% (1-Month USD-LIBOR + 2.000%) due 4/30/25	8,429,377
5,949,906	Fossil Group Inc., 10.420% (1-Week USD-LIBOR + 8.000%) due 12/31/20	5,939,970
4,518,472	Genworth Holdings Inc., 6.981% (1-Month USD-LIBOR + 4.500%) due 3/7/23	4,523,487
7,310,280	Golden Entertainment Inc., 9.500% (1-Month USD-LIBOR + 7.000%) due 10/20/25	7,127,523
7,595,000	La Paloma Generating Co. LLC, 9.250% due 2/20/20(d)(i)	18,988
8,000,000	Mallinckrodt International Finance SA, due 9/24/24(h)	7,655,040
3,000,000	Pacific Gas & Electric Co., due 12/31/20(h)	2,991,750
380,967	Quorum Health Corp., 9.243% (1-Month USD-LIBOR + 6.750%) due 4/29/22	381,561
5,035,320	Uber Technologies Inc., due 7/13/23(h)	5,011,705
8,977,099	Uniti Group Inc., 5.493% (1-Month USD-LIBOR + 3.000%) due 10/24/22	8,271,769
8,456,853	Vistra Operations Co. LLC, 4.493% (1-Month USD-LIBOR + 2.000%) due 8/4/23	8,428,184
	TOTAL SENIOR LOANS (Cost – $75,099,753)	73,429,672
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund (continued)

Face Amount/Units/Shares	Rating†	Security	Value
MUNICIPAL BONDS – 1.2%
Ohio – 0.0%
$14,650	NR	Ohio Air Quality Development Authority, Revenue Bonds, 3.100% due 3/1/23(d)(f)	$12,745
Pennsylvania – 0.0%
		Beaver County Industrial Development Authority, Revenue Bonds:
10,000	NR	Series A, 2.700% due 4/1/35(d)(f)	8,700
10,000	NR	Series A, 3.500% due 4/1/41(d)(f)	8,700
		Total Pennsylvania	17,400
Puerto Rico – 1.2%
22,175,000	NR	Commonwealth of Puerto Rico, GO, Series A, 8.000% due 7/1/35(d)	10,976,625
		TOTAL MUNICIPAL BONDS (Cost – $8,742,464)	11,006,770
Shares/Units
OPEN-END FUNDS – 34.9%
4,295,165	BrandywineGLOBAL – Global Unconstrained Bond Fund, Class I Shares	49,909,821
22,939,052	JPMorgan Strategic Income Opportunities Fund, Class R6 Shares	264,257,875
147,681	Morgan Stanley Institutional Fund Inc. – Emerging Markets Portfolio, Class I Shares	3,548,774
	TOTAL OPEN-END FUNDS (Cost – $321,850,608)	317,716,470
CLOSED-END FUNDS – 16.1%
298,649	Aberdeen Emerging Markets Equity Income Fund Inc., Class Common Shares	2,150,273
669,649	Aberdeen Total Dynamic Dividend Fund, Class Common Shares	5,558,087
70,990	Advent Claymore Convertible Securities & Income Fund, Class Common Shares	1,025,096
98,905	Alliance California Municipal Income Fund Inc., Class Common Shares	1,436,101
365,809	AllianzGI Convertible & Income 2024 Target, Class Common Shares	3,292,281
296,067	AllianzGI NFJ Dividend Interest & Premium Strategy Fund, Class Common Shares	3,603,135
36,732	BlackRock California Municipal Income Trust, Class Common Shares	467,598
240,448	BlackRock Credit Allocation Income Trust, Class Common Shares	2,919,039
143,963	BlackRock Debt Strategies Fund Inc., Class Common Shares	1,551,921
33,634	BlackRock Floating Rate Income Trust, Class Common Shares	419,080
78,986	BlackRock Municipal 2030 Target Term Trust, Class Common Shares(a)	1,741,641
101,822	BlackRock Resources & Commodities Strategy Trust, Class Common Shares	830,868
296,828	BrandywineGLOBAL Global Income Opportunities Fund Inc., Class Common Shares	3,297,759
37,323	Brookfield Real Assets Income Fund Inc., Class Common Shares	796,846
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
CLOSED-END FUNDS – (continued)
449,026	Clough Global Opportunities Fund, Class Common Shares	$4,288,198
350,782	Cornerstone Strategic Value Fund Inc., Class Common Shares	4,304,095
126,738	Cornerstone Total Return Fund Inc., Class Common Shares	1,535,431
321,290	Delaware Enhanced Global Dividend & Income Fund, Class Common Shares	3,119,726
154,826	Eagle Growth & Income Opportunities Fund, Class Common Shares(a)	2,362,645
473,003	Eaton Vance Ltd. Duration Income Fund, Class Common Shares(a)	6,030,788
108,510	Franklin Ltd. Duration Income Trust, Class Common Shares	1,038,441
24,494	General American Investors Co., Inc., Class Preferred Shares(g)	640,273
125,045	High Income Securities Fund, Class Common Shares	1,139,160
445,589	Highland Floating Rate Opportunities Fund, Class Common Shares	6,051,099
58,417	India Fund Inc., Class Common Shares	1,194,043
63,568	Invesco Dynamic Credit Opportunities Fund, Class Common Shares	703,062
243,103	Invesco High Income Trust II, Class Common Shares	3,466,649
114,779	Invesco Municipal Opportunity Trust, Class Common Shares(a)	1,361,279
1,751,718	Invesco Senior Income Trust, Class Common Shares(e)	7,427,284
177,114	Kayne Anderson MLP/Midstream Investment Co., Class Common Shares	2,729,327
196,001	Lazard World Dividend & Income Fund Inc., Class Common Shares	1,961,970
520,977	Liberty All Star Growth Fund Inc., Class Common Shares	2,787,227
221,391	Morgan Stanley Emerging Markets Debt Fund Inc., Class Common Shares	1,985,877
36,634	Neuberger Berman California Municipal Fund Inc., Class Common Shares(a)	467,083
163,959	Neuberger Berman High Yield Strategies Fund Inc., Class Common Shares	1,849,458
83,246	NexPoint Strategic Opportunities Fund, Class Common Shares	1,817,260
135,044	Nuveen AMT-Free Quality Municipal Income Fund, Class Common Shares	1,765,025
68,672	Nuveen California Quality Municipal Income Fund, Class Common Shares(a)	913,338
759,901	Nuveen Credit Strategies Income Fund, Class Common Shares	5,957,624
184,068	Nuveen Emerging Markets Debt 2022 Target Term Fund, Class Common Shares(a)	1,579,303
80,604	Nuveen Intermediate Duration Quality Municipal Term Fund, Class Common Shares(a)	1,034,149
152,415	Nuveen Mortgage Opportunity Term Fund, Class Common Shares	3,519,262
107,099	Nuveen Mortgage Opportunity Term Fund 2, Class Common Shares(a)	2,409,727
138,001	Nuveen Quality Municipal Income Fund, Class Common Shares	1,847,833
670,020	PGIM Global Short Duration High Yield Fund Inc., Class Common Shares(e)	9,346,779
219,543	PGIM Short Duration High Yield Fund Inc., Class Common Shares	3,104,338
45,778	Special Opportunities Fund Inc., Class Common Shares	604,270
409,269	Sprott Focus Trust Inc., Class Common Shares	2,828,049
154,813	Templeton Emerging Markets Income Fund, Class Common Shares	1,631,729
504,955	Templeton Global Income Fund, Class Common Shares	3,277,158
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
CLOSED-END FUNDS – (continued)
241,228	Tortoise Midstream Energy Fund Inc., Class Common Shares(a)	$3,295,174
186,889	Virtus Total Return Fund Inc., Class Common Shares	1,812,823
1,399,339	Voya Prime Rate Trust, Class Common Shares(a)	6,744,814
32,039	Western Asset Corporate Loan Fund Inc., Class Common Shares	308,215
216,855	Western Asset Emerging Markets Debt Fund Inc., Class Common Shares	3,014,285
36,485	Western Asset Global High Income Fund Inc., Class Common Shares	346,608
726,712	Western Asset High Income Opportunity Fund Inc., Class Common Shares	3,531,820
	TOTAL CLOSED-END FUNDS (Cost – $149,477,506)	146,222,423
COMMON STOCKS – 13.2%
COMMUNICATIONS – 0.4%
Media – 0.3%
277,270	ALTICE EUROPE NV, Class A Shares*	625,057
99,600	Altice USA Inc., Class A Shares	2,172,276
	Total Media	2,797,333
Telecommunications – 0.1%
191,903	HC2 Holdings Inc.*(a)	604,495
	TOTAL COMMUNICATIONS	3,401,828
CONSUMER NON-CYCLICAL – 6.3%
Biotechnology – 2.4%
107,154	Acer Therapeutics Inc.*(a)(i)	2,539,550
75,274	Argenx SE, ADR*	10,033,271
8,131	Blueprint Medicines Corp.*	668,287
48,114	Celgene Corp.*	3,999,236
271,137	Orchard Therapeutics PLC, ADR*(a)(i)	4,649,999
	Total Biotechnology	21,890,343
Healthcare-Products – 0.3%
50,769	Inspire Medical Systems Inc.*	3,147,678
Healthcare-Services – 0.8%
253,708	SI-BONE Inc.*	5,256,830
97,259	Vapotherm Inc.*	1,890,715
	Total Healthcare-Services	7,147,545
Pharmaceuticals – 2.8%
404,373	Array BioPharma Inc.*(e)	9,276,317
316,263	Clementia Pharmaceuticals Inc.*(a)(e)	8,169,073
41,257	Mirati Therapeutics Inc.*	3,003,510
105,677	MyoKardia Inc.*	4,739,613
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
CONSUMER NON-CYCLICAL – (continued)
Pharmaceuticals – (continued)
63,596	Sutro Biopharma Inc.*	$559,645
	Total Pharmaceuticals	25,748,158
	TOTAL CONSUMER NON-CYCLICAL	57,933,724
DIVERSIFIED – 1.1%
SPACs – 1.1%
41,641	Alberton Acquisition Corp.*	424,322
42,105	Andina Acquisition Corp. III*	423,155
50,725	Big Rock Partners Acquisition Corp.*	523,482
41,527	Black Ridge Acquisition Corp.*	423,160
33,529	Boxwood Merger Corp.*	335,290
24,648	CF Finance Acquisition Corp.*	250,177
32,931	Chardan Healthcare Acquisition Corp.*	329,969
28,503	ChaSerg Technology Acquisition Corp.*	289,020
62,444	CM Seven Star Acquisition Corp.*	638,802
22,935	Constellation Alpha Capital Corp.*(a)	236,689
43,875	DD3 Acquisition Corp.*	440,944
28,503	Edtechx Holdings Acquisition Corp.*	289,306
2	Far Point Acquisition Corp.*	21
16,206	Far Point Acquisition Corp., Class A Shares*	159,629
25,081	FinTech Acquisition Corp. III*(a)	255,325
16,736	Gordon Pointe Acquisition Corp.*	169,870
43,099	Graf Industrial Corp.*	436,593
42,092	Legacy Acquisition Corp., Class A Shares*	419,236
61,710	Leisure Acquisition Corp.*	617,100
2,813	LF Capital Acquisition Corp., Class A Shares*	28,130
10,785	Monocle Acquisition Corp.*	107,958
13,815	MTech Acquisition Corp.*(a)	139,255
12,051	One Madison Corp., Class A Shares*	122,077
18,239	Opes Acquisition Corp.*	184,396
72,639	Pensare Acquisition Corp.*	743,823
14,462	Pivotal Acquisition Corp.*	146,645
30,657	Pure Acquisition Corp.*	305,038
43,473	Schultze Special Purpose Acquisition Corp.*	436,034
4,234	Thunder Bridge Acquisition Ltd., Class A Shares*	42,763
8,304	Tiberius Acquisition Corp.*	82,708
4,232	Trident Acquisitions Corp.*	42,955
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
COMMON STOCKS – (continued)
DIVERSIFIED – (continued)
SPACs – (continued)
3,426	Trinity Merger Corp., Class A Shares*	$34,705
18,561	Twelve Seas Investment Co.*	184,868
6,522	Union Acquisition Corp.*	36,588
17,313	VectoIQ Acquisition Corp.*	170,533
32,363	Wealthbridge Acquisition Ltd.*	324,925
	Total SPACs	9,795,491
	TOTAL DIVERSIFIED	9,795,491
FINANCIAL – 3.8%
Banks – 0.5%
333,640	Kearny Financial Corp.	4,534,168
Insurance – 1.3%
1,430,275	FGL Holdings*(e)	11,871,282
Investment Companies – 1.0%
671,212	Barings BDC Inc.(a)	6,450,347
317,447	Garrison Capital Inc.	2,374,504
	Total Investment Companies	8,824,851
Savings & Loans – 1.0%
233,499	OceanFirst Financial Corp.(e)	5,884,175
220,372	Waterstone Financial Inc.(e)	3,711,064
	Total Savings & Loans	9,595,239
	TOTAL FINANCIAL	34,825,540
INDUSTRIAL – 1.0%
Electronics – 1.0%
789,129	Fluidigm Corp.*	8,727,767
TECHNOLOGY – 0.6%
Computers – 0.3%
122,681	Perspecta Inc.	2,588,569
Semiconductors – 0.2%
107,424	Marvell Technology Group Ltd.	2,143,109
Software – 0.1%
78,964	Avaya Holdings Corp.*(e)	1,223,152
	TOTAL TECHNOLOGY	5,954,830
	TOTAL COMMON STOCKS (Cost – $102,677,913)	120,639,180
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
PREFERRED STOCKS – 0.2%
FINANCIAL – 0.2%
Investment Companies – 0.2%
20,493	Monroe Capital Corp., 5.750%	$508,432
13,039	OFS Capital Corp., 6.500%(a)	322,324
34,533	THL Credit Inc., 6.125%	883,354
	Total Investment Companies	1,714,110
	TOTAL FINANCIAL	1,714,110
	TOTAL PREFERRED STOCKS (Cost – $1,685,246)	1,714,110
WARRANTS – 0.0%
DIVERSIFIED – 0.0%
SPACs – 0.0%
25,362	Big Rock Partners Acquisition Corp.*	4,565
62,291	Black Ridge Acquisition Corp.*	15,573
31,222	CM Seven Star Acquisition Corp.*	6,245
5,169	Concrete Pumping Holdings Inc.*	3,360
22,935	Constellation Alpha Capital Corp.*	2,064
18,119	Falcon Minerals Corp.*	11,868
5,402	Far Point Acquisition Corp.*	6,212
16,736	Gordon Pointe Acquisition Corp.*	5,469
5,656	Haymaker Acquisition Corp.*	10,464
42,092	Legacy Acquisition Corp.*	11,786
30,854	Leisure Acquisition Corp.*	21,598
2,813	LF Capital Acquisition Corp.*	1,013
13,815	MTech Acquisition Corp.*	7,874
21,684	NRC Group Holdings Corp.*	18,108
6,025	One Madison Corp.*	5,718
18,239	Opes Acquisition Corp.*	5,836
36,319	Pensare Acquisition Corp.*	7,627
15,328	Pure Acquisition Corp.*	17,167
4,234	Thunder Bridge Acquisition Ltd.*	1,567
8,304	Tiberius Acquisition Corp.*	3,239
4,232	Trident Acquisitions Corp.*	804
3,426	Trinity Merger Corp.*	1,199
18,561	Twelve Seas Investment Co.*	4,269
190,596	Ultra Petroleum Corp.*(i)	57,179
6,522	Union Acquisition Corp.*	1,304
See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund (continued)

Shares/Units	Security	Value
WARRANTS – (continued)
DIVERSIFIED – (continued)
SPACs – (continued)
17,313	VectoIQ Acquisition Corp.*	$7,791
	Total SPACs	239,899
	TOTAL DIVERSIFIED	239,899
	TOTAL WARRANTS (Cost – $247,421)	239,899
RIGHTS – 0.0%
50,724	Big Rock Partners Acquisition Corp.*	14,710
20,764	Black Ridge Acquisition Corp.*	8,306
62,444	CM Seven Star Acquisition Corp.*	13,738
22,935	Constellation Alpha Capital Corp.*	3,899
72,639	Pensare Acquisition Corp.*	21,174
18,561	Twelve Seas Investment Co.*	5,197
5,763	Union Acquisition Corp.*	2,881
	TOTAL RIGHTS (Cost – $87,821)	69,905
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost – $857,972,359)	835,351,466
Face Amount
SHORT-TERM INVESTMENTS – 11.6%
TIME DEPOSITS – 11.6%
$7,389,973	Banco Bilbao Vizcaya Argentaria SA – Madrid, 1.750% due 3/1/19	7,389,973
13,712,956	Banco Santander SA – Frankfurt, 1.750% due 3/1/19	13,712,956
17,422	Brown Brothers Harriman – Grand Cayman, 1.750% due 3/1/19	17,422
47,251,996	Citibank – New York, 1.750% due 3/1/19	47,251,996
37,501,887	JPMorgan Chase & Co. – New York, 1.750% due 3/1/19	37,501,887
	TOTAL TIME DEPOSITS (Cost – $105,874,234)	105,874,234
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 3.7%
MONEY MARKET FUND – 3.7%
33,797,448	Federated Government Obligations Fund, Premier Class, 2.363%(j) (Cost – $33,797,448)	33,797,448
	TOTAL INVESTMENTS – 106.9% (Cost – $997,644,041#)	975,023,148
	Liabilities in Excess of Other Assets – (6.9)%	(62,733,377)
	TOTAL NET ASSETS – 100.0%	$912,289,771

†
All ratings are by Standard & Poor’s Rating Service, unless otherwise noted (unaudited).

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund (continued)

*
Non-income producing security.

(a)
All or a portion of this security is on loan (See Note 5).

(b)
Security is valued in good faith at fair value by or under the direction of the Board of Trustees using significant unobservable inputs.

(c)
Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at February 28, 2019, amounts to approximately $104,214,349 and represents 11.42% of net assets.

(d)
Security is currently in default.

(e)
All or a portion of this security is pledged by the Fund as collateral for short sales or derivative transactions.

(f)
Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2019.

(g)
Security is perpetual in nature and has no stated maturity date.

(i)
Illiquid security. The aggregate value of illiquid holdings at February 28, 2019, amounts to approximately $7,265,716 and represents 0.80% of net assets.

(h)
This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(j)
Represents investment of collateral received from securities lending transactions.

#
Aggregate cost for federal income tax purposes is $960,607,169.

Abbreviations used in this schedule:
ADR
 —     American Depositary Receipts

GO
 —     General Obligation

LIBOR
 —     London Interbank Offered Rate

LLC
 —     Limited Liability Company

PLC
 —     Public Limited Company

SPACs
 —     Special Purpose Acquisition Companies

See pages 246 – 247 for definitions of ratings.
Summary of Investments by Security Type^
Open-End Funds	32.6%
Corporate Bonds & Notes	16.8
Closed-End Funds	15.0
Common Stocks	12.4
Senior Loans	7.5
Municipal Bonds	1.1
Preferred Stocks	0.2
Warrants	0.0*
Rights	0.0*
Short-Term Investments	10.9
Money Market Fund	3.5
100.0%

^
As a percentage of total investments.

*
Position represents less then 0.05%.

See Notes to Financial Statements.

Schedules of Investments
February 28, 2019
Destinations Multi Strategy Alternatives Fund (concluded)

At February 28, 2019, Destinations Multi Strategy Alternatives Fund had open forward foreign currency contracts as described below.
The unrealized (depreciation) on the open contracts reflected in the accompanying financial statements was as follows:
Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Euro	592,500	GSC	$677,692	5/7/19	$—	$(72,219)	$(72,219)

Counterparty Abbreviations used in this schedule:
GSC
 —    Goldman Sachs & Co.

Shares/Units	Security	Value
SECURITIES SOLD SHORT – 4.7%
EXCHANGE TRADED FUNDS (ETFs) – 4.3%
31,720	Invesco Senior Loan	$723,216
85,000	iShares iBoxx High Yield Corporate Bond	7,288,750
87,693	iShares Nasdaq Biotechnology	9,886,509
154,868	SPDR S&P Biotech	13,804,934
85,212	SPDR S&P Regional Banking	4,823,851
103,000	SPDR Bloomberg Barclays Short Term High Yield Bond	2,798,510
	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Proceeds – $38,344,164)	39,325,770
COMMON STOCKS – 0.4%
CONSUMER NON-CYCLICAL – 0.4%
Pharmaceuticals – 0.4%
48,114	Bristol-Myers Squibb Co.	2,485,569
50,000	Mallinckrodt PLC*	1,248,000
	Total Pharmaceuticals	3,733,569
	TOTAL CONSUMER NON-CYCLICAL	3,733,569
	TOTAL COMMON STOCKS (Proceeds – $3,197,274)	3,733,569
	TOTAL SECURITIES SOLD SHORT – 4.7% (Proceeds – $41,541,438)	$43,059,339

*
Non-income producing security.

See Notes to Financial Statements.

Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:
Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA — Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
P — Preliminary rating.
u — The upgrade state defines bonds that have recently been upgraded into higher rating categories.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa — Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A — Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa — Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ratings (unaudited) (concluded)

Ca — Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C — Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
e — Expected.
u — Upgraded.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA — Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AAApre — Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.
AA — Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A — Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C — Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D — Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR — Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
WD, WR — Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.
Short-Term Security Ratings
SP-1 — Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 — Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 — Moody’s highest rating for issues having a demand feature — VRDO.
MIG1 — Moody’s highest rating for short-term municipal obligations.
P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1 — Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.
F-2 — Fitch’s rating indicating a good capacity for timely payment of financial commitments.

Statements of Assets and Liabilities
February 28, 2019

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
ASSETS:
Investments, at value(1)(2)	$3,500,359,717	$993,608,859	$1,675,261,912	$400,303,695	$230,117,129
Foreign currency, at value(3)	3	—	356,067	—	8
Cash	128,236	47,566	77,086	7,730	5,311
Receivable for securities sold	6,081,355	7,633,466	2,453,846	—	141,278
Dividends and interest receivable	5,424,786	880,215	1,731,190	1,325,321	90,751
Receivable for Fund shares sold	2,814,543	728,600	1,230,331	327,759	152,765
Unrealized appreciation on open forward foreign currency contracts (Note 4)	—	—	119,696	—	—
Deposits with counterparty(4)	462,000	—	—	—	—
Cash held at Broker	—	—	—	—	—
Prepaid expenses	29,570	7,042	13,451	3,600	2,271
Prepaid Chief Compliance Officer expense	5,954	1,640	2,843	687	393
Total Assets	3,515,306,164	1,002,907,388	1,681,246,422	401,968,792	230,509,906
LIABILITIES:
Payable for collateral received from securities on loan	13,388,335	14,487,635	22,347,241	—	12,554,680
Payable for Fund shares repurchased	1,750,681	572,576	967,269	130,118	139,239
Payable for securities purchased	1,223,691	6,184,454	5,064,965	—	94
Investment management fee payable	1,666,262	612,729	1,129,117	195,805	162,570
Transfer agent fees payable	368,905	102,433	173,385	40,124	22,928
Custody fee payable	137,172	43,450	180,310	21,185	15,972
Trustees’ fees payable	38,773	10,612	18,590	4,469	2,613
Registration fees payable	87,075	23,401	49,649	23,478	14,848
Shareholder services	41,663	8,083	20,220	194	2,942
Variation margin on open future contracts (Note 4)	49,864	—	—	—	—
Unrealized depreciation on unfunded loan commitments	—	—	—	—	—
Forward sale commitments(5) (Note 5)	—	—	—	—	—
Securities sold short(5) (Note 5)	—	—	—	—	—
Cash due to Broker	—	—	—	—	—
Due to custodian(3)	—	—	—	41	—
Unrealized depreciation on open forward foreign currency contracts (Note 4)	—	—	—	—	—
Investment interest payable on securities sold short	—	—	—	—	—
Accrued expenses	74,063	20,618	37,742	12,344	8,980
Total Liabilities	18,826,484	22,065,991	29,988,488	427,758	12,924,866
Total Net Assets	$3,496,479,680	$980,841,397	$1,651,257,934	$401,541,034	$217,585,040
NET ASSETS:
Par value	$302,636	$87,123	$152,506	$39,410	$33,819
Paid-in capital in excess of par value	3,053,546,204	891,753,261	1,548,445,591	387,205,186	336,716,193
Total distributable earnings (losses)	442,630,840	89,001,013	102,659,837	14,296,438	(119,164,972)
Total Net Assets	$3,496,479,680	$980,841,397	$1,651,257,934	$401,541,034	$217,585,040
Total Net Assets Class I	$3,426,848,588	$962,148,151	$1,618,353,049	$391,352,963	$213,602,440
Total Net Assets Class Z	$69,631,092	$18,693,246	$32,904,885	$10,188,071	$3,982,600
Shares Outstanding Class I	295,278,711	85,090,842	149,035,020	38,380,679	33,206,170
Shares Outstanding Class Z	7,357,445	2,032,432	3,470,871	1,029,636	612,398
Net Asset Value Class I	$11.61	$11.31	$10.86	$10.20	$6.43
Net Asset Value Class Z	$9.46	$9.20	$9.48	$9.89	$6.50
(1) Investments, at cost	$3,051,844,963	$891,766,731	$1,548,740,552	$387,039,809	$334,339,758
(2) Includes securities on loan	$13,103,177	$14,162,346	$21,472,817	$—	$11,988,354
(3) Foreign currency, at cost	$(35)	$—	$356,234	$(41)	$8
(4) Related to futures contracts	$462,000	$—	$—	$—	$—
(5) Proceeds received	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Assets and Liabilities
February 28, 2019 (concluded)

	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
ASSETS:
Investments, at value(1)(2)	$1,740,129,613	$396,442,553	$795,065,800	$869,816,825	$975,023,148
Foreign currency, at value(3)	—	—	—	—	—
Cash	77,500	56,484	70,022	75,902	131,045
Receivable for securities sold	17,606,680	131,773	128,345	6,126,350	5,087,867
Dividends and interest receivable	8,439,440	3,406,812	9,373,602	7,995,386	4,876,488
Receivable for Fund shares sold	1,515,787	344,497	631,824	680,767	740,776
Unrealized appreciation on open forward foreign currency contracts (Note 4)	—	—	—	—	—
Deposits with counterparty(4)	—	—	500,000	—	—
Cash held at Broker	—	—	3,980,996	—	44,325,340
Prepaid expenses	15,854	1,873	5,740	956	10,394
Prepaid Chief Compliance Officer expense	3,072	693	1,384	1,542	1,583
Total Assets	1,767,787,946	400,384,685	809,757,713	884,697,728	1,030,196,641
LIABILITIES:
Payable for collateral received from securities on loan	136,818	—	2,381,368	—	33,797,448
Payable for Fund shares repurchased	1,333,359	262,026	491,935	297,974	482,656
Payable for securities purchased	25,916,964	7,888,899	18,637,706	9,687,038	39,638,330
Investment management fee payable	762,288	203,530	443,218	366,564	590,332
Transfer agent fees payable	193,347	43,562	85,663	96,079	98,751
Custody fee payable	145,714	33,796	56,787	84,401	69,061
Trustees’ fees payable	20,034	4,342	8,941	9,476	10,483
Registration fees payable	54,919	18,472	25,159	13,570	43,231
Shareholder services	21,010	2,258	6,736	2,848	10,821
Variation margin on open future contracts (Note 4)	—	—	—	—	—
Unrealized depreciation on unfunded loan commitments	877	—	—	—	—
Forward sale commitments(5) (Note 5)	2,069,187	—	—	—	—
Securities sold short(5) (Note 5)	—	—	3,975,219	—	43,059,339
Cash due to Broker	—	—	202,546	—	—
Due to custodian(3)	—	60	22	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 4)	—	27,300	43,091	—	72,219
Investment interest payable on securities sold short	3,000	—	35,930	—	—
Accrued expenses	48,409	13,189	21,465	11,239	34,199
Total Liabilities	30,705,926	8,497,434	26,415,786	10,569,189	117,906,870
Total Net Assets	$1,737,082,020	$391,887,251	$783,341,927	$874,128,539	$912,289,771
NET ASSETS:
Par value	$176,619	$39,823	$79,754	$86,438	$93,477
Paid-in capital in excess of par value	1,763,383,796	395,454,069	802,578,697	866,360,345	929,712,153
Total distributable earnings (losses)	(26,478,395)	(3,606,641)	(19,316,524)	7,681,756	(17,515,859)
Total Net Assets	$1,737,082,020	$391,887,251	$783,341,927	$874,128,539	$912,289,771
Total Net Assets Class I	$1,708,493,620	$385,771,862	$768,995,996	$862,000,359	$897,067,663
Total Net Assets Class Z	$28,588,400	$6,115,389	$14,345,931	$12,128,180	$15,222,108
Shares Outstanding Class I	173,781,911	39,213,464	78,315,523	85,241,826	91,881,235
Shares Outstanding Class Z	2,837,126	609,993	1,438,122	1,196,176	1,595,754
Net Asset Value Class I	$9.83	$9.84	$9.82	$10.11	$9.76
Net Asset Value Class Z	$10.08	$10.03	$9.98	$10.14	$9.54
(1) Investments, at cost	$1,759,331,183	$399,103,961	$805,894,484	$862,115,148	$997,644,041
(2) Includes securities on loan	$134,120	$—	$2,331,596	$—	$33,065,400
(3) Foreign currency, at cost	$—	$(11,172)	$(10,202)	$—	$—
(4) Related to futures contracts	$—	$—	$—	$—	$—
(5) Proceeds received	$2,073,555	$—	$3,942,008	$—	$41,541,438

See Notes to Financial Statements.

Statements of Operations
For the Year Ended February 28, 2019

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
INVESTMENT INCOME:
Dividends	$50,811,527	$11,747,862	$27,817,064	$13,340,758	$3,600,112
Interest	1,113,598	392,730	831,426	40,297	114,834
Income from securities lending	93,169	256,377	903,309	66,395	104,383
Less: Foreign taxes withheld (Note 5)	(271,517)	—	(1,833,525)	(194,483)	(186,804)
Total Investment Income	51,746,777	12,396,969	27,718,274	13,252,967	3,632,525
EXPENSES:
Investment management fee (Note 7)	22,111,546	7,139,823	13,843,860	2,649,056	2,572,855
Transfer agent fees	4,440,846	1,196,228	2,085,323	496,166	389,458
Custody fees	871,677	271,199	1,132,146	119,321	99,346
Trustees’ fees	171,762	46,817	82,930	19,074	16,425
Insurance	71,526	18,245	35,886	8,140	5,775
Audit and tax	48,225	15,748	59,961	10,417	7,869
Legal expense	98,493	28,467	51,363	13,426	8,423
Chief Compliance Officer expense	52,120	13,889	24,094	5,729	4,659
Offering fees	26,920	6,416	11,506	3,200	1,939
Shareholder services	144,886	38,136	66,311	28,387	13,913
Registration fees	328,550	101,760	176,415	58,220	48,048
Miscellaneous expense	81,980	27,475	78,248	17,908	14,536
Interest and dividend expense	—	—	—	—	—
Total Expenses	28,448,531	8,904,203	17,648,043	3,429,044	3,183,246
Less: Fee waivers and/or expense reimbursement (Note 7)	(3,512,683)	(723,137)	(1,395,136)	(553,148)	(90,297)
Net Expenses	24,935,848	8,181,066	16,252,907	2,875,896	3,092,949
Net Investment Income (Loss)	$26,810,929	$4,215,903	$11,465,367	$10,377,071	$539,576
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN,
FORWARD SALE COMMITMENTS, SECURITIES SHORT SOLD,
SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 4 AND 5):

Net Realized Gain (Loss) From:
Investments	$33,337,883	$20,208,237	$(19,727,089)	$7,454,331	$(12,898,438)
Futures contracts	(143,447)	—	—	—	—
Forward sale commitments	—	—	—	—	—
Option written	—	—	—	—	—
Securities sold short	—	—	—	—	—
Swap contracts	—	—	—	—	—
Forward foreign currency contracts	—	—	893,038	—	(27,748)
Foreign currency transactions	(1,574)	—	(505,438)	105,760	53,740
Realized Gain (Loss)	33,192,862	20,208,237	(19,339,489)	7,560,091	(12,872,446)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	75,261,791	58,022,773	(50,964,456)	9,687,991	(80,119,508)
Futures contracts	670,386	—	—	—	—
Unfunded loan commitments	—	—	—	—	—
Options contracts written	—	—	—	—	—
Forward sale commitments	—	—	—	—	—
Securities sold short	—	—	—	—	—
Swap contracts	—	—	—	—	—
Forward foreign currency contracts	—	—	184,651	—	—
Foreign currency transactions	424	—	(44,256)	(542)	3
Change in Net Unrealized Appreciation (Depreciation):	75,932,601	58,022,773	(50,824,061)	9,687,449	(80,119,505)
Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Securities Short Sold, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	109,125,463	78,231,010	(70,163,550)	17,247,540	(92,991,951)
Total Increase (Decrease) in Net Assets from Operations	$135,936,392	$82,446,913	$(58,698,183)	$27,624,611	$(92,452,375)

See Notes to Financial Statements.

Statements of Operations
For the Year Ended February 28, 2019 (concluded)

	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
INVESTMENT INCOME:
Dividends	$—	$666,102	$835,464	$13,393	$21,438,906
Interest	58,666,912	11,004,732	34,080,565	15,357,871	27,605,093
Income from securities lending	6,523	155,372	54,269	—	783,447
Less: Foreign taxes withheld (Note 5)	—	—	(770)	—	—
Total Investment Income	58,673,435	11,826,206	34,969,528	15,371,264	49,827,446
EXPENSES:
Investment management fee (Note 7)	10,418,122	1,867,263	6,091,230	4,285,970	12,840,879
Transfer agent fees	2,430,260	405,120	1,085,389	930,011	1,438,655
Custody fees	852,962	174,218	323,548	364,682	402,598
Trustees’ fees	98,937	16,218	44,258	38,491	56,764
Insurance	37,729	4,481	15,118	5,779	22,996
Audit and tax	34,559	12,193	17,362	9,159	25,548
Legal expense	74,063	10,128	50,101	32,514	57,511
Chief Compliance Officer expense	26,481	4,986	12,939	15,759	16,270
Offering fees	15,077	1,590	4,952	153	10,381
Shareholder services	75,840	12,723	33,686	31,255	54,916
Registration fees	214,343	43,579	95,629	45,606	132,490
Miscellaneous expense	46,930	13,707	23,907	17,576	34,647
Interest and dividend expense	—	—	14,727	—	1,175,491
Total Expenses	14,325,303	2,566,206	7,812,846	5,776,955	16,269,146
Less: Fee waivers and/or expense reimbursement (Note 7)	(1,291,725)	(87,197)	(796,270)	(905,017)	(4,600,665)
Net Expenses	13,033,578	2,479,009	7,016,576	4,871,938	11,668,481
Net Investment Income (Loss)	$45,639,857	$9,347,197	$27,952,952	$10,499,326	$38,158,965
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN,
FORWARD SALE COMMITMENTS, SECURITIES SHORT SOLD,
SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS (NOTES 4 AND 5):

Net Realized Gain (Loss) From:
Investments	$(7,214,394)	$(1,414,964)	$(8,229,910)	$(246,781)	$9,124,150
Futures contracts	—	—	—	—	451,830
Forward sale commitments	(48,143)	—	3,441	—	—
Option written	—	—	—	—	222,308
Securities sold short	—	—	20,483	—	(1,542,891)
Swap contracts	—	—	—	—	285,755
Forward foreign currency contracts	—	506,229	326,841	—	551,826
Foreign currency transactions	—	89,345	58,211	—	(17,379)
Realized Gain (Loss)	(7,262,537)	(819,390)	(7,820,934)	(246,781)	9,075,599
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,548,378	(1,109,371)	(4,666,897)	10,877,481	(36,044,212)
Futures contracts	—	—	—	—	(117,304)
Unfunded loan commitments	(1,304)	(139)	(5,581)	—	—
Options contracts written	—	—	—	—	1,545,835
Forward sale commitments	4,368	—	—	—	—
Securities sold short	—	—	(33,211)	—	(965,834)
Swap contracts	—	—	—	—	(161,279)
Forward foreign currency contracts	—	(27,300)	(43,091)	—	(221,019)
Foreign currency transactions	—	(72,797)	(41,832)	—	(1,609)
Change in Net Unrealized Appreciation (Depreciation):	6,551,442	(1,209,607)	(4,790,612)	10,877,481	(35,965,422)
Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Securities Short Sold, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(711,095)	(2,028,997)	(12,611,546)	10,630,700	(26,889,823)
Total Increase (Decrease) in Net Assets from Operations	$44,928,762	$7,318,200	$15,341,406	$21,130,026	$11,269,142

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended February 28, 2019 and Year Ended February 28, 2018

	Destinations Large Cap Equity Fund		Destinations Small-Mid Cap Equity Fund		Destinations International Equity Fund
	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018
OPERATIONS:
Net investment income (loss)	$26,810,929	$22,946,641	$4,215,903	$2,237,025	$11,465,367	$7,724,395
Net realized gain (loss)	33,192,862	24,206,823	20,208,237	5,990,710	(19,339,489)	3,457,601
Change in unrealized appreciation (depreciation)	75,932,601	373,390,256	58,022,773	43,819,355	(50,824,061)	177,447,340
Increase (Decrease) in Net Assets From Operations	135,936,392	420,543,720	82,446,913	52,047,090	(58,698,183)	188,629,336
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)*:
Class I	(92,350,553)	(18,721,435)	(38,682,869)	(5,681,793)	(17,525,265)	(9,219,265)
Class Z	(2,777,284)	—	(1,128,328)	—	(526,786)	—
Decrease in Net Assets From Distributions to Shareholders	(95,127,837)	(18,721,435)	(39,811,197)	(5,681,793)	(18,052,051)	(9,219,265)
FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares:
Class I	1,129,725,279	2,934,660,735	371,756,983	780,805,732	553,782,717	1,376,881,445
Class Z	82,958,463	—	22,691,457	—	37,465,208	—
Reinvestment of distributions:
Class I	92,147,062	18,718,734	38,556,303	5,680,960	17,486,924	9,217,957
Class Z	2,777,276	—	1,128,317	—	526,783	—
Cost of shares repurchased:
Class I	(643,323,422)	(551,471,595)	(193,629,966)	(132,006,984)	(289,212,441)	(152,944,298)
Class Z	(12,343,692)	—	(3,142,418)	—	(4,606,198)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	651,940,966	2,401,907,874	237,360,676	654,479,708	315,442,993	1,233,155,104
Increase (Decrease) in Net Assets	692,749,521	2,803,730,159	279,996,392	700,845,005	238,692,759	1,412,565,175
NET ASSETS:
Beginning of period	2,803,730,159	—	700,845,005	—	1,412,565,175	—
End of period**†	$3,496,479,680	$2,803,730,159	$980,841,397	$700,845,005	1,651,257,934	$1,412,565,175

	Destinations Equity Income Fund		Destinations Real Assets Fund
	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018
OPERATIONS:
Net investment income (loss)	$10,377,071	$9,527,803	$539,576	$46,114
Net realized gain (loss)	7,560,091	4,093,582	(12,872,446)	3,238,164
Change in unrealized appreciation (depreciation)	9,687,449	3,577,436	(80,119,505)	(24,103,421)
Increase (Decrease) in Net Assets From Operations	27,624,611	17,198,821	(92,452,375)	(20,819,143)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)*:
Class I	(20,431,968)	(9,660,430)	(337,560)	(5,544,347)
Class Z	(434,597)	—	(11,547)	—
Decrease in Net Assets From Distributions to Shareholders	(20,866,565)	(9,660,430)	(349,107)	(5,544,347)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	146,101,281	404,877,952	138,429,624	266,757,729
Class Z	11,442,280	—	5,826,365	—
Reinvestment of distributions:
Class I	20,394,007	8,979,970	337,006	5,543,554
Class Z	434,586	—	11,547	—
Cost of shares repurchased:
Class I	(102,029,957)	(101,413,746)	(56,134,660)	(23,387,131)
Class Z	(1,541,776)	—	(634,022)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	74,800,421	312,444,176	87,835,860	248,914,152
Increase (Decrease) in Net Assets	81,558,467	319,982,567	(4,965,622)	222,550,662
NET ASSETS:
Beginning of period	319,982,567	—	222,550,662	—
End of period**†	$401,541,034	$319,982,567	$217,585,040	$222,550,662

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended February 28, 2019 and Year Ended February 28, 2018 (continued)

	Destinations Core Fixed Income Fund		Destinations Low Duration Fixed Income Fund		Destinations Global Fixed Income Opportunities Fund
	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018
OPERATIONS:
Net investment income (loss)	$45,639,857	$28,426,085	$9,347,197	$4,247,920	$27,952,952	$17,973,190
Net realized gain (loss)	(7,262,537)	(594,401)	(819,390)	(284,260)	(7,820,934)	(938,211)
Change in unrealized appreciation (depreciation)	6,551,442	(25,749,521)	(1,209,607)	(1,467,170)	(4,790,612)	(6,103,823)
Increase (Decrease) in Net Assets From Operations	44,928,762	2,082,163	7,318,200	2,496,490	15,341,406	10,931,156
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)*:
Class I	(43,867,648)	(29,262,825)	(9,092,756)	(4,250,705)	(27,291,806)	(18,039,724)
Class Z	(358,847)	—	(86,004)	—	(257,556)	—
Decrease in Net Assets From Distributions to Shareholders	(44,226,495)	(29,262,825)	(9,178,760)	(4,250,705)	(27,549,362)	(18,039,724)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	504,965,401	1,704,394,993	257,497,046	206,141,510	326,225,606	664,465,917
Class Z	31,239,465	—	6,912,149	—	16,628,666	—
Reinvestment of distributions:
Class I	43,781,187	28,915,598	9,068,735	4,051,762	27,223,257	17,731,813
Class Z	358,837	—	86,000	—	257,546	—
Cost of shares repurchased:
Class I	(340,488,950)	(206,384,919)	(57,419,750)	(29,970,144)	(173,684,915)	(73,723,855)
Class Z	(3,221,197)	—	(865,282)	—	(2,465,584)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	236,634,743	1,526,925,672	215,278,898	180,223,128	194,184,576	608,473,875
Increase (Decrease) in Net Assets	237,337,010	1,499,745,010	213,418,338	178,468,913	181,976,620	601,365,307
NET ASSETS:
Beginning of period	1,499,745,010	—	178,468,913	—	601,365,307	—
End of period**†	$1,737,082,020	$1,499,745,010	$391,887,251	$178,468,913	$783,341,927	$601,365,307

	Destinations Municipal Fixed Income Fund		Destinations Multi Strategy Alternatives Fund
	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018
OPERATIONS:
Net investment income (loss)	$10,499,326	$1,044,539	$38,158,965	$24,363,473
Net realized gain (loss)	(246,781)	116,426	9,075,599	2,261,898
Change in unrealized appreciation (depreciation)	10,877,481	(3,175,804)	(35,965,422)	11,754,409
Increase (Decrease) in Net Assets From Operations	21,130,026	(2,014,839)	11,269,142	38,379,780
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)*:
Class I	(10,144,192)	(1,179,420)	(47,043,549)	(19,534,986)
Class Z	(109,819)	—	(586,246)	—
Decrease in Net Assets From Distributions to Shareholders	(10,254,011)	(1,179,420)	(47,629,795)	(19,534,986)
FUND SHARE TRANSACTIONS :
Net proceeds from sale of shares:
Class I	756,168,946	260,212,529	364,349,389	1,127,456,126
Class Z	14,466,808	—	20,189,598	—
Reinvestment of distributions:
Class I	10,104,941	1,179,382	46,982,654	19,295,487
Class Z	109,817	—	586,237	—
Cost of shares repurchased:
Class I	(144,701,847)	(28,460,557)	(387,871,442)	(256,219,259)
Class Z	(2,633,236)	—	(4,963,160)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	633,515,429	232,931,354	39,273,276	890,532,354
Increase (Decrease) in Net Assets	644,391,444	229,737,095	2,912,623	909,377,148
NET ASSETS:
Beginning of period	229,737,095	—	909,377,148	—
End of period**†	$874,128,539	$229,737,095	$912,289,771	$909,377,148

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended February 28, 2019 and Year Ended February 28, 2018 (concluded)

*
The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018. Components of distributions for the Year Ended February 28, 2018 are disclosed in supplementary tables below Statements of Changes in Net Assets for the Year Ended February 28, 2019 and Year Ended February 28, 2018.

	Destinations Large Cap Equity Fund		Destinations Small-Mid Cap Equity Fund		Destinations International Equity Fund
	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income		(18,721,435)		(2,375,380)		(8,662,171)
Net realized gains		—		(3,306,413)		(557,094)
Decrease in Net Assets From Distributions to Shareholders		(18,721,435)		(5,681,793)		(9,219,265)
The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
** Includes undistributed net investment income of:		$3,884,995		$—		$64,955
The SEC eliminated the requirement to disclose undistributed net investment loss in 2018.
† Includes accumulated net investment loss of:		$—		$—		$—

	Destinations Equity Income Fund		Destinations Real Assets Fund
	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income		(8,407,094)		(744,187)
Net realized gains		(1,253,336)		(4,800,160)
Decrease in Net Assets From Distributions to Shareholders		(9,660,430)		(5,544,347)
The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
** Includes undistributed net investment income of:		$1,089,086		$—
The SEC eliminated the requirement to disclose undistributed net investment loss in 2018.
† Includes accumulated net investment loss of:		$—		$—

	Destinations Core Fixed Income Fund		Destinations Low Duration Fixed Income Fund		Destinations Global Fixed Income Opportunities Fund
	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income		(27,010,187)		(4,250,705)		(17,704,050)
Net realized gains		(2,252,638)		—		(335,674)
Decrease in Net Assets From Distributions to Shareholders		(29,262,825)		(4,250,705)		(18,039,724)
The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
** Includes undistributed net investment income of:		$1,425,425		$—		$—
The SEC eliminated the requirement to disclose undistributed net investment loss in 2018.
† Includes accumulated net investment loss of:		$—		$(1,298)		$—

	Destinations Municipal Fixed Income Fund		Destinations Multi Strategy Alternatives Fund
	February 28, 2019	February 28, 2018	February 28, 2019	February 28, 2018
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income		(993,759)		(19,534,986)
Net realized gains		(185,661)		—
Decrease in Net Assets From Distributions to Shareholders		(1,179,420)		(19,534,986)
The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
** Includes undistributed net investment income of:		$50,769		$1,189,564
The SEC eliminated the requirement to disclose undistributed net investment loss in 2018.
† Includes accumulated net investment loss of:				$—

See Notes to Financial Statements.

Financial Highlights
Destinations Large Cap Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
	Class I
	2019	2018(1)
Net asset value, Beginning of Year	$11.71	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.11	0.10
Net realized and unrealized gain	0.18	1.69
Total Income from Operations	0.29	1.79
Less Distributions From:
Net investment income	(0.10)	(0.08)
Net realized gain	(0.29)	—
Total Distributions	(0.39)	(0.08)
Net Asset Value, End of Year	$11.61	$11.71
Total Return(3)	2.73%	17.89%(4)
Net Assets, End of Year (millions)	$3,427	$2,804
Ratios to Average Net Assets:
Gross expenses	0.97%	0.98%(5)
Net expenses(6)	0.85%	0.85%(5)
Net investment income(6)	0.91%	0.97%(5)
Portfolio Turnover Rate(7)	28%	52%(4)

(1)
For the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Large Cap Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
Class Z
2019(1)
Net asset value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.07
Net realized and unrealized (loss)	(0.21)
Total (Loss) from Operations	(0.14)
Less Distributions From:
Net investment income	(0.11)
Net realized gain	(0.29)
Total Distributions	(0.40)
Net Asset Value, End of Period	$9.46
Total Return(3)(4)	(0.94)%
Net Assets, End of Period (millions)	$70
Ratios to Average Net Assets:
Gross expenses(5)	0.82%
Net expenses(5)(6)	0.70%
Net investment income(5)(6)	1.06%
Portfolio Turnover Rate(4)(7)	28%

(1)
For the period from inception of Class (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Small Mid Cap Equity

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
	Class I
	2019	2018(1)
Net asset value, Beginning of Year	$10.98	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.06	0.04
Net realized and unrealized gain	0.84	1.04
Total Income from Operations	0.90	1.08
Less Distributions From:
Net investment income	(0.05)	(0.04)
Net realized gain	(0.52)	(0.06)
Total Distributions	(0.57)	(0.10)
Net Asset Value, End of Year	$11.31	$10.98
Total Return(3)	9.02%	10.83%(4)
Net Assets, End of Year (millions)	$962	$701
Ratios to Average Net Assets:
Gross expenses	1.12%	1.14%(5)
Net expenses(6)	1.03%	1.03%(5)
Net investment income(6)	0.53%	0.41%(5)
Portfolio Turnover Rate(7)	85%	112%(4)

(1)
For the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Small Mid Cap Equity

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
Class Z
2019(1)
Net asset value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.04
Net realized and unrealized loss	(0.25)
Total (Loss) from Operations	(0.21)
Less Distributions From:
Net investment income	(0.07)
Net realized gain	(0.52)
Total Distributions	(0.59)
Net Asset Value, End of Period	$9.20
Total Return(3)(4)	(1.24)%
Net Assets, End of Period (millions)	$19
Ratios to Average Net Assets:
Gross expenses(5)	0.97%
Net expenses(5)(6)	0.88%
Net investment income(5)(6)	0.68%
Portfolio Turnover Rate(4)(7)	85%

(1)
For the period from inception of Class (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations International Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
	Class I
	2019	2018(1)
Net asset value, Beginning of Year	$11.69	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.09	0.07
Net realized and unrealized gain (loss)	(0.77)	1.70
Total Income (Loss) from Operations	(0.68)	1.77
Less Distributions From:
Net investment income	(0.12)	(0.07)
Net realized gain	(0.03)	(0.01)
Total Distributions	(0.15)	(0.08)
Net Asset Value, End of Year	$10.86	$11.69
Total Return(3)	(5.71)%	17.70%(4)
Net Assets, End of Year (millions)	$1,618	$1,413
Ratios to Average Net Assets:
Gross expenses	1.28%	1.30%(5)
Net expenses(6)	1.18%	1.15%(5)
Net investment income(6)	0.83%	0.69%(5)
Portfolio Turnover Rate(7)	32%	50%(4)

(1)
For the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations International Equity Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
Class Z
2019(1)
Net asset value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.02
Net realized and unrealized loss	(0.38)
Total (Loss) from Operations	(0.36)
Less Distributions From:
Net investment income	(0.13)
Net realized gain	(0.03)
Total Distributions	(0.16)
Net Asset Value, End of Period	$9.48
Total Return(3)(4)	(3.43)%
Net Assets, End of Period (millions)	$33
Ratios to Average Net Assets:
Gross expenses(5)	1.13%
Net expenses(5)(6)	1.03%
Net investment income(5)(6)	0.98%
Portfolio Turnover Rate(4)(7)	32%

(1)
For the period from inception of Class (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Equity Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
	Class I
	2019	2018(1)
Net asset value, Beginning of Year	$10.14	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.32	0.31
Net realized and unrealized gain	0.39	0.12
Total Income from Operations	0.71	0.43
Less Distributions From:
Net investment income	(0.29)	(0.26)
Net realized gain	(0.36)	(0.03)
Total Distributions	(0.65)	(0.29)
Net Asset Value, End of Year	$10.20	$10.14
Total Return(3)	7.52%	4.34%(4)
Net Assets, End of Year (millions)	$391	$320
Ratios to Average Net Assets:
Gross expenses	1.04%	1.05%(5)
Net expenses(6)	0.87%	0.93%(5)
Net investment income(6)	3.13%	3.18%(5)
Portfolio Turnover Rate(7)	74%	57%(4)

(1)
For the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Equity Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
Class Z
2019(1)
Net asset value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.20
Net realized and unrealized gain	0.21
Total Income from Operations	0.41
Less Distributions From:
Net investment income	(0.16)
Net realized gain	(0.36)
Total Distributions	(0.52)
Net Asset Value, End of Period	$9.89
Total Return(3)(4)	4.51%
Net Assets, End of Period (millions)	$10
Ratios to Average Net Assets:
Gross expenses(5)	0.89%
Net expenses(5)(6)	0.72%
Net investment income(5)(6)	3.28%
Portfolio Turnover Rate(4)(7)	74%

(1)
For the period from inception of Class (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Real Assets Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
	Class I
	2019	2018(1)
Net asset value, Beginning of Year	$8.94	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.02	0.00(3)
Net realized and unrealized (loss)	(2.52)	(0.78)
Total (Loss) from Operations	(2.50)	(0.78)
Less Distributions From:
Net investment income	(0.00)(3)	(0.04)
Net realized gain	(0.01)	(0.24)
Total Distributions	(0.01)	(0.28)
Net Asset Value, End of Year	$6.43	$8.94
Total Return(4)	(27.95)%	(7.95)%(5)
Net Assets, End of Year (millions)	$214	$223
Ratios to Average Net Assets:
Gross expenses	1.24%	1.29%(6)
Net expenses(7)	1.20%	1.19%(6)
Net investment income(7)	0.21%	0.02%(6)
Portfolio Turnover Rate(8)	66%	58%(5)

(1)
For the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Amounts represent less than 0.01.

(4)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)
Not annualized.

(6)
Annualized.

(7)
Reflects fee waivers and/or expense reimbursements.

(8)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Real Assets Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
Class Z
2019(1)
Net asset value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.02
Net realized and unrealized (loss)	(3.50)
Total (Loss) from Operations	(3.48)
Less Distributions From:
Net investment income	(0.01)
Net realized gain	(0.01)
Total Distributions	(0.02)
Net Asset Value, End of Period	$6.50
Total Return(3)(4)	(34.79)%
Net Assets, End of Period (millions)	$4
Ratios to Average Net Assets:
Gross expenses(5)	1.09%
Net expenses(5)(6)	1.05%
Net investment income(5)(6)	0.36%
Portfolio Turnover Rate(4)(7)	66%

(1)
For the period from inception of Class (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Core Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
	Class I
	2019	2018(1)
Net asset value, Beginning of Year	$9.83	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.28	0.21
Net realized and unrealized loss	(0.01)	(0.17)
Total Income from Operations	0.27	0.04
Less Distributions From:
Net investment income	(0.27)	(0.19)
Net realized loss	—	(0.02)
Total Distributions	(0.27)	(0.21)
Net Asset Value, End of Year	$9.83	$9.83
Total Return(3)	2.77%	0.34%(4)
Net Assets, End of Year (millions)	$1,708	$1,500
Ratios to Average Net Assets:
Gross expenses	0.89%	0.90%(5)
Net expenses(6)	0.81%	0.82%(5)
Net investment income(6)	2.85%	2.22%(5)
Portfolio Turnover Rate(7)	64%	170%(4)

(1)
For the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Core Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
Class Z
2019(1)
Net asset value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.20
Net realized and unrealized gain	0.03
Total Income from Operations	0.23
Less Distributions From:
Net investment income	(0.15)
Total Distributions	(0.15)
Net Asset Value, End of Period	$10.08
Total Return(3)(4)	2.29%
Net Assets, End of Period (millions)	$29
Ratios to Average Net Assets:
Gross expenses(5)	0.74%
Net expenses(5)(6)	0.66%
Net investment income(5)(6)	3.00%
Portfolio Turnover Rate(4)(7)	64%

(1)
For the period from inception of Class (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Low Duration Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
	Class I
	2019	2018(1)
Net asset value, Beginning of Year	$9.90	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.35	0.27
Net realized and unrealized loss	(0.08)	(0.12)
Total Income from Operations	0.27	0.15
Less Distributions From:
Net investment income	(0.33)	(0.25)
Total Distributions	(0.33)	(0.25)
Net Asset Value, End of Year	$9.84	$9.90
Total Return(3)	2.79%	1.52%(4)
Net Assets, End of Year (millions)	$386	$178
Ratios to Average Net Assets:
Gross expenses	0.97%	1.00%(5)
Net expenses(6)	0.93%	0.94%(5)
Net investment income(6)	3.51%	2.84%(5)
Portfolio Turnover Rate(7)	120%	32%(4)

(1)
For the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Low Duration Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
Class Z
2019(1)
Net asset value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.22
Net realized and unrealized loss	(0.03)
Total Income from Operations	0.19
Less Distributions From:
Net investment income	(0.16)
Total Distributions	(0.16)
Net Asset Value, End of Period	$10.03
Total Return(3)(4)	1.82%
Net Assets, End of Period (millions)	$6
Ratios to Average Net Assets:
Gross expenses(5)	0.82%
Net expenses(5)(6)	0.78%
Net investment income(5)(6)	3.66%
Portfolio Turnover Rate(4)(7)	120%

(1)
For the period from inception of Class (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Global Fixed Income Opportunities Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
	Class I
	2019	2018(1)
Net asset value, Beginning of Year	$9.99	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.38	0.37
Net realized and unrealized (loss)	(0.18)	(0.02)
Total Income from Operations	0.20	0.35
Less Distributions From:
Net investment income	(0.37)	(0.35)
Net realized loss	—	(0.01)
Total Distributions	(0.37)	(0.36)
Net Asset Value, End of Year	$9.82	$9.99
Total Return(3)	2.20%	3.34%(4)
Net Assets, End of Year (millions)	$769	$601
Ratios to Average Net Assets:
Gross expenses	1.09%(5)	1.10%(6)
Net expenses(7)	0.98%(5)	0.99%(6)
Net investment income(7)	3.90%	3.88%(6)
Portfolio Turnover Rate(8)	79%	64%(4)

(1)
For the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Ratio includes interest and dividend expense on short sales which represents less than 0.00%.

(6)
Annualized.

(7)
Reflects fee waivers and/or expense reimbursements.

(8)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Global Fixed Income Opportunities Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
Class Z
2019(1)
Net asset value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.26
Net realized and unrealized (loss)	(0.08)
Total Income from Operations	0.18
Less Distributions From:
Net investment income	(0.20)
Total Distributions	(0.20)
Net Asset Value, End of Period	$9.98
Total Return(3)(4)	1.72%
Net Assets, End of Period (millions)	$14
Ratios to Average Net Assets:
Gross expenses(5)	0.94%(6)
Net expenses(5)(7)	0.83%(6)
Net investment income(5)(7)	4.05%
Portfolio Turnover Rate(4)(8)	79%

(1)
For the period from inception of Class (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Ratio includes interest and dividend expense on short sales which represents less than 0.00%.

(7)
Reflects fee waivers and/or expense reimbursements.

(8)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Municipal Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
	Class I
	2019	2018(1)
Net asset value, Beginning of Year	$9.93	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.17	0.08
Net realized and unrealized gain (loss)	0.15	(0.09)
Total Income (Loss) from Operations	0.32	(0.01)
Less Distributions From:
Net investment income	(0.14)	(0.05)
Net realized gain	—	(0.01)
Total Distributions	(0.14)	(0.06)
Net Asset Value, End of Year	$10.11	$9.93
Total Return(3)	3.30%	(0.14)%(4)
Net Assets, End of Year (millions)	$862	$230
Ratios to Average Net Assets:
Gross expenses	0.95%	0.97%(5)
Net expenses(6)	0.80%	0.80%(5)
Net investment income(6)	1.71%	0.79%(5)
Portfolio Turnover Rate(7)	84%	69%(4)

(1)
For the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Municipal Fixed Income Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
Class Z
2019(1)
Net asset value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.13
Net realized and unrealized gain	0.11
Total Income from Operations	0.24
Less Distributions From:
Net investment income	(0.10)
Total Distributions	(0.10)
Net Asset Value, End of Period	$10.14
Total Return(3)(4)	2.42%
Net Assets, End of Period (millions)	$12
Ratios to Average Net Assets:
Gross expenses(5)	0.80%
Net expenses(5)(6)	0.65%
Net investment income(5)(6)	1.86%
Portfolio Turnover Rate(4)(7)	84%

(1)
For the period from inception of Class (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Reflects fee waivers and/or expense reimbursements.

(7)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (continued)
Destinations Multi Strategy Alternatives Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
	Class I
	2019	2018(1)
Net asset value, Beginning of Year	$10.20	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.40	0.27
Net realized and unrealized gain (loss)	(0.32)	0.13
Total Income from Operations	0.08	0.40
Less Distributions From:
Net investment income	(0.35)	(0.20)
Net realized gain	(0.17)	—
Total Distributions	(0.52)	(0.20)
Net Asset Value, End of Year	$9.76	$10.20
Total Return(3)	1.10%	3.94%(4)
Net Assets, End of Year (millions)	$897	$909
Ratios to Average Net Assets:
Gross expenses	1.71%(5)	1.73%(6)(7)
Net expenses(8)	1.23%(5)	1.25%(6)(7)
Net investment income(8)	4.01%	2.82%(7)
Portfolio Turnover Rate(9)	109%	111%(4)

(1)
For the period from inception of Fund (March 20, 2017) through the period ended February 28, 2018.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Ratio includes interest and dividend expense on short sales which represents less than 0.12%.

(6)
Ratio includes interest and dividend expense on short sales which represents less than 0.12% (annualized).

(7)
Annualized.

(8)
Reflects fee waivers and/or expense reimbursements.

(9)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Financial Highlights (concluded)
Destinations Multi Strategy Alternatives Fund

For a share of beneficial interest outstanding throughout each year ended February 28, 2019, unless otherwise noted:
Class Z
2019(1)
Net asset value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.31
Net realized and unrealized (loss)	(0.35)
Total (Loss) from Operations	(0.04)
Less Distributions From:
Net investment income	(0.25)
Net realized gain	(0.17)
Total Distributions	(0.42)
Net Asset Value, End of Period	$9.54
Total Return(3)(4)	(0.21)%
Net Assets, End of Period (millions)	$15
Ratios to Average Net Assets:
Gross expenses(5)	1.56%(6)
Net expenses(5)(7)	1.08%(6)
Net investment income(5)(7)	4.16%
Portfolio Turnover Rate(4)(8)	109%

(1)
For the period from inception of Class (July 16, 2018) through the period ended February 28, 2019.

(2)
Per share amounts have been calculated using the average shares method.

(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)
Not annualized.

(5)
Annualized.

(6)
Ratio includes interest and dividend expense on short sales which represents less than 0.20% (annualized).

(7)
Reflects fee waivers and/or expense reimbursements.

(8)
Reflects the rate for the Fund as a whole; not on a share class basis.

See Notes to Financial Statements.

Notes to Financial Statements
February 28, 2019

1. Organization
Brinker Capital Destinations Trust (“Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Real Assets Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund and Destinations Multi Strategy Alternatives Fund (individually, a “Fund” and collectively, the “Funds”). Each Fund currently offers two classes of shares designated as Class I and Class Z shares. Class Z commenced operations on July 16, 2018.
Brinker Capital, Inc. (“Brinker Capital” or the “Adviser”), serves as the investment adviser for the Funds. The Funds employ a multimanager strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them.
2. Accounting Policies
The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies.
Each class of shares represents an interest in the same portfolio of investments of each fund and has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
3. Investment valuation
Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the bid price. For equity securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the NewYork Stock Exchange (“NYSE”).
Futures contracts are valued at the settlement price in the market where such contracts are principally traded. Foreign currency forward contracts are valued at the current Business Day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.
Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the bid price. Investments in registered open-end management investment companies are valued at reported net asset value per share.
Securities pledged by the Funds as collateral, if any, are identified as such in the Schedules of Investments.
Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events.

Notes to Financial Statements
February 28, 2019 (continued)

3. Investment valuation (continued)
The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Adviser pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Adviser in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).
Each business day, the Funds use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.
The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:
Level 1 — unadjusted quoted prices in active markets for identical securities.
Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.
Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments

Notes to Financial Statements
February 28, 2019 (continued)

3. Investment valuation (continued)
are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.
Investments in registered open-end investment management companies are valued based upon the NAVs of such investments on the valuation date and are categorized as Level 1 of the fair value hierarchy.
Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.
Centrally cleared swaps listed or traded on the multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.
The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:
	Total Fair Value at February 28, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Large Cap Equity Fund
Investments, at value
Common Stocks:
Basic Materials	$59,450,433	$59,450,433	$—	$—
Communications	579,613,342	579,613,342	—	—
Consumer Cyclical	246,279,731	246,279,731	—	—
Consumer Non-cyclical	831,957,851	831,957,851	—	—
Energy	196,587,162	196,587,162	—	—
Financial	538,754,776	537,170,153	—	1,584,623
Industrial	339,777,350	339,777,350	—	—
Technology	529,268,485	529,268,485	—	—
Utilities	67,091,956	67,091,956	—	—
Preferred Stock	406,539	—	—	406,539

Notes to Financial Statements
February 28, 2019 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Large Cap Equity Fund (continued)
Investments, at value (continued)
Short-Term Investments:
Time Deposits	$97,783,757	$—	$97,783,757	$—
Money Market Fund	13,388,335	13,388,335	—	—
Total Investments, at value	$3,500,359,717	$3,400,584,798	$97,783,757	$1,991,162
Other Financial Instruments – Assets
Futures Contract	$808,065	$808,065	$—	$—
Total Other Financial Instruments – Assets	$808,065	$808,065	$—	$—
Destinations Small-Mid Cap Equity Fund
Investments, at value
Common Stocks	$819,245,077	$819,245,077	$—	$—
Exchange Traded Funds (ETFs)	125,675,454	125,675,454	—	—
Short-Term Investments:
Time Deposits	34,200,693	—	34,200,693	—
Money Market Fund	14,487,635	14,487,635	—	—
Total Investments, at value	$993,608,859	$959,408,166	$34,200,693	$—
Destinations International Equity Fund
Investments, at value
Common Stocks:
Argentina	$8,429,439	$8,429,439	$—	$—
Australia	36,574,020	—	36,574,020	—
Austria	4,081,781	—	4,081,781	—
Belgium	824,245	824,245	—	—
Bermuda	2,489,244	—	2,489,244	—
Brazil	38,479,266	20,901,876	17,577,390	—
Canada	34,665,141	34,665,141	—	—
China	124,905,049	34,730,357	90,174,692	—
Denmark	3,718,812	—	3,718,812	—
Egypt	2,547,506	—	2,547,506	—
Finland	6,577,718	2,942,895	3,634,823	—
France	82,159,783	—	82,159,783	—
Germany	88,550,257	—	88,550,257	—
Greece	3,267,955	—	3,267,955	—
Hong Kong	31,623,299	—	31,623,299	—
Hungary	1,434,829	—	1,434,829	—
India	81,933,183	—	81,933,183	—
Indonesia	13,001,856	—	13,001,856	—
Ireland	6,664,187	2,298,515	4,365,672	—
Israel	4,861,026	2,040,820	2,820,206	—
Italy	8,036,199	—	8,036,199	—
Japan	201,428,647	—	201,428,647	—
Malaysia	5,448,484	—	5,448,484	—
Mexico	21,454,669	4,642,556	16,812,113	—
Netherlands	24,142,590	7,643,020	16,499,570	—
Nigeria	248,369	—	248,369	—
Norway	5,435,979	—	5,435,979	—
Pakistan	441,258	—	441,258	—

Notes to Financial Statements
February 28, 2019 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations International Equity Fund (continued)
Investments, at value (continued)
Common Stocks: (continued)
Panama	$1,437,171	$1,437,171	$—	$—
Peru	2,528,865	2,528,865	—	—
Philippines	16,664,857	—	16,664,857	—
Portugal	7,130,441	—	7,130,441	—
Russia	5,797,819	5,341,710	456,109	—
Singapore	4,030,994	—	4,030,994	—
South Africa	32,207,709	1,198,726	31,008,983	—
South Korea	42,040,002	—	42,040,002	—
Spain	15,425,902	1,406,283	14,019,619	—
Sweden	27,774,457	—	27,774,457	—
Switzerland	72,189,611	—	72,189,611	—
Taiwan	58,875,257	13,678,121	45,197,136	—
Thailand	12,247,115	—	12,247,115	—
United Arab Emirates	1,948,383	—	1,948,383	—
United Kingdom	112,310,573	4,307,226	107,999,240	4,107
United States	51,604,744	51,604,744	—	—
Exchange Traded Funds (ETFs)	269,231,699	269,231,699	—	—
Short-Term Investments:
Time Deposits	64,842,281	—	64,842,281	—
U.S. Government Agency	11,202,000	—	11,202,000	—
Money Market Fund	22,347,241	22,347,241	—	—
Total Investments, at value	$1,675,261,912	$492,200,650	$1,183,057,155	$4,107
Other Financial Instruments – Asset
Forward Foreign Currency Contracts	$119,696	$—	$119,696	$—
Total Other Financial Instruments – Assets	$119,696	$—	$119,696	$—
Destinations Equity Income Fund
Investments, at value
Common Stocks	$313,143,761	$313,143,761	$—	$—
Exchange Traded Funds (ETFs)	80,626,347	80,626,347	—	—
Short-Term Investments:
Corporate Note	1,318,600	—	1,318,600	—
Time Deposits	5,214,987	—	5,214,987	—
Total Investments, at value	$400,303,695	$393,770,108	$6,533,587	$—
Destinations Real Assets Fund
Investments, at value
Common Stocks	$179,643,470	$179,643,470	$—	$—
Exchange Traded Fund (ETF)	33,896,723	33,896,723	—	—
Short-Term Investments:
Time Deposits	4,022,256	—	4,022,256	—
Money Market Fund	12,554,680	12,554,680	—	—
Total Investments, at value	$230,117,129	$226,094,873	$4,022,256	$—

Notes to Financial Statements
February 28, 2019 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Core Fixed Income Fund
Investments, at value
Collateralized Mortgage Obligations	$420,897,388	$—	$420,897,388	$—
U.S. Government Agencies & Obligations	385,049,054	—	385,049,054	—
Corporate Bonds & Notes	336,067,822	—	336,067,822	—
Mortgage-Backed Securities	321,779,573	—	321,779,573	—
Asset-Backed Securities	134,604,243	—	134,604,243	—
Senior Loans	55,370,875	—	55,370,875	—
Sovereign Bonds	19,765,909	—	19,765,909	—
Municipal Bonds	3,467,217	—	3,467,217	—
Short-Term Investments:
Time Deposits	29,890,485	—	29,890,485	—
U.S. Government Obligations	33,100,229	—	33,100,229	—
Money Market Fund	136,818	136,818	—	—
Total Investments, at value	$1,740,129,613	$136,818	$1,739,992,795	$—
Other Financial Instruments – Liabilities
Forward Sale Commitment	$(2,069,187)	$—	$(2,069,187)	$—
Total Other Financial Instruments – Liabilities	$(2,069,187)	$—	$(2,069,187)	$—
Destinations Low Duration Fixed Income Fund
Investments, at value
Corporate Bonds & Notes	$205,978,177	$—	$205,978,177	$—
Asset-Backed Securities	43,436,795	—	43,436,795	—
Collateralized Mortgage Obligations	34,438,206	—	34,438,206	—
Senior Loans	22,302,276	—	22,302,276	—
U.S. Government Obligations	3,603,939	—	3,603,939	—
Sovereign Bonds	446,175	—	446,175	—
Exchange Traded Fund (ETF)	22,576,546	22,576,546	—	—
Common Stock	264,017	—	—	264,017
Short-Term Investments:
Commercial Papers	43,866,243	—	43,866,243	—
Time Deposits	13,405,206	—	13,405,206	—
U.S. Government Obligations	6,124,973	—	6,124,973	—
Total Investments, at value	$396,442,553	$22,576,546	$373,601,990	$264,017
Other Financial Instruments – Liabilities
Forward Foreign Currency Contracts	$(27,300)	$—	$(27,300)	$—
Total Other Financial Instruments – Liabilities	$(27,300)	$—	$(27,300)	$—
Destinations Global Fixed Income Opportunities Fund
Investments, at value
Corporate Bonds & Notes	$500,050,456	$—	$500,050,456	$—
Senior Loans	82,990,395	—	81,920,558	1,069,837
Sovereign Bonds	27,742,071	—	27,742,071	—
Common Stocks:
China	1,236,595	1,236,595	—	—
Colombia	201,847	201,847	—	—
Hong Kong	1,371,956	1,371,956	—	—
United States	18,101,235	14,301,515	—	3,799,720

Notes to Financial Statements
February 28, 2019 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Global Fixed Income Opportunities Fund (continued)
Investments, at value (continued)
Preferred Stocks:
Bermuda	$2,531,570	$2,531,570	$—		$—
United States	11,033,470	9,790,470	1,243,000		—
Warrant	98,775	98,775	—		—
Short-Term Investments:
Commercial Papers	99,885,732	—	99,885,732		—
Time Deposits	47,440,330	—	47,440,330		—
Money Market Fund	2,381,368	2,381,368	—		—
Total Investments, at value	$795,065,800	$31,914,096	$758,282,147		$4,869,557
Other Financial Instruments – Liabilities
Forward Foreign Currency Contracts	$(43,091)	$—	$(43,091)		$—
Securities Sold Short:
Corporate Bonds & Notes	(3,975,219)	—	(3,975,219)		—
Total Other Financial Instruments – Liabilities	$(4,018,310)	$—	$(4,018,310)		$—
Destinations Municipal Fixed Income Fund
Investments, at value
Municipal Bonds	$751,558,692	$—	$751,558,692		$—
Short-Term Investments:
Municipal Bonds	91,377,057	—	91,377,057		—
Time Deposits	26,881,076	—	26,881,076		—
Total Investments, at value	$869,816,825	$—	$869,816,825		$—
Destinations Multi Strategy Alternatives Fund
Investments, at value
Corporate Bonds & Notes:
Basic Materials	$2,007,240	$—	$2,007,240		$—
Communications	42,462,972*	—	42,462,972		—*
Consumer Cyclical	16,780,389	—	16,780,389		—
Consumer Non-cyclical	22,431,968	—	22,431,968		—
Energy	37,245,866	—	37,245,866		—
Financial	43,384,602	2,158,735	41,225,867		—
Senior Loans	73,429,672	—	73,429,672		—
Municipal Bonds	11,006,770	—	11,006,770		—
Open-End Funds	317,716,470	317,716,470	—		—
Closed-End Funds	146,222,423	146,222,423	—		—
Common Stocks	120,639,180	120,639,180	—		—
Preferred Stocks:
Financial	1,714,110	1,205,678	508,432		—
Warrants	239,899	239,899	—		—
Rights	69,905	69,905	—		—
Short-Term Investments:
Time Deposits	105,874,234	—	105,874,234		—
Money Market Fund	33,797,448	33,797,448	—		—
Total Investments, at value	$975,023,148*	$622,049,738	$352,973,410	$	—*

Notes to Financial Statements
February 28, 2019 (continued)

3. Investment valuation (continued)
	Total Fair Value at February 28, 2019	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Destinations Multi Strategy Alternatives Fund (continued)
Other Financial Instruments – Liabilities
Forward Foreign Currency Contract	$(72,219)	$—	$(72,219)	$—
Securities Sold Short:
Exchange Traded Funds (ETFs)	(39,325,770)	(39,325,770)	—	—
Common Stocks	(3,733,569)	(3,733,569)	—	—
Total Other Financial Instruments – Liabilities	$(43,131,558)	$(43,059,339)	$(72,219)	$—

*
Includes securities that are fair valued by the Board at $0.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.
During the year ended February 28, 2019, Destinations International Equity Fund had transfer from Level 2 to Level 3 of $4,107. Destinations Low Duration Fixed Income Fund had transfer from Level 3 to Level 2 of  $1,817,565. Destinations Global Fixed Income Opportunities Fund had transfer from Level 3 to Level 2 of  $3,291,090 and transfer from Level 1 to Level 2 of  $1,243,000. Destinations Multi Strategy Alternatives Fund had di minimus transfer under 1% of net assets from Level 2 to Level 3 and transfer from Level 3 to Level 2 of  $18,988.
The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year March 1, 2018 through February 28, 2019:
	Total		Common Stocks		Corporate Bonds & Notes	Preferred Stocks	Senior Loans
Destinations Large Cap Equity Fund
Balance as of February 28, 2018		$406,539		$—	$—	$406,539	$—
Purchases		1,584,623		1,584,623	—	—	—
(Sales/Paydowns)		—		—	—	—	—
Total realized gain (loss)		—		—	—	—	—
Change in unrealized appreciation (depreciation)		—		—	—	—	—
Transfers In		—		—	—	—	—
Transfers Out		—		—	—	—	—
Balance as of February 28, 2019		$1,991,162		$1,584,623	$—	$406,539	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2019		$—		$—	$—	$—	$—
Destinations International Equity Fund
Balance as of February 28, 2018	$	—*	$	—*	$—	$—	$—
Purchases		—		—	—	—	—
(Sales/Paydowns)		—*		—*	—	—	—
Total realized gain (loss)		—		—	—	—	—
Change in unrealized appreciation (depreciation)		—		—	—	—	—
Transfers In		4,107		4,107	—	—	—
Transfers Out		—		—	—	—	—
Balance as of February 28, 2019		$4,107		$4,107	$—	$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2019		$(1,577,298)		$(1,577,298)	$—	$—	$—

Notes to Financial Statements
February 28, 2019 (continued)

3. Investment valuation (continued)
	Total		Common Stocks		Corporate Bonds & Notes		Preferred Stocks	Senior Loans
Destinations Real Assets Fund
Balance as of February 28, 2018		$168,232		$168,232		$—	$—	$—
Purchases		—		—		—	—	—
(Sales/Paydowns)		(201,123)		(201,123)		—	—	—
Total realized gain (loss)		—		—		—	—	—
Change in unrealized appreciation (depreciation)		32,891		32,891		—	—	—
Transfers In		—		—		—	—	—
Transfers Out		—		—		—	—	—
Balance as of February 28, 2019		$—		$—		$—	$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2019		$—		$—		$—	$—	$—
Destinations Low Duration Fixed Income Fund
Balance as of February 28, 2018		$2,766,482		$—		$2,766,482	$—	$—
Purchases		1,510,049		395,660		1,114,389	—	—
(Sales/Paydowns)		(1,629,717)		—		(1,629,717)	—	—
Accrued Discounts (premiums)		—		—		—	—	—
Total realized gain (loss)		(252,434)		—		(252,434)	—	—
Change in unrealized appreciation (depreciation)		(312,798)		(131,643)		(181,155)	—	—
Transfers In		—		—		—	—	—
Transfers Out		(1,817,565)		—		(1,817,565)	—	—
Balance as of February 28, 2019		$264,017		$264,017		$—	$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2019		$(131,643)		$(131,643)		$—	$—	$—
Destinations Global Fixed Income Opportunities Fund
Balance as of February 28, 2018		$5,058,416		$—		$3,293,023	$—	$1,765,393
Purchases		7,846,474		5,029,121		1,650,375	—	1,166,978
(Sales/Paydowns)		(3,300,041)		—		(1,549,733)	—	(1,750,308)
Accrued Discounts (premiums)		—		—		—	—	—
Total realized gain (loss)		(88,690)		—		(88,781)	—	91
Change in unrealized appreciation (depreciation)		(1,355,512)		(1,229,401)		(13,794)	—	(112,317)
Transfers In		—		—		—	—	—
Transfers Out		(3,291,090)		—		(3,291,090)	—	—
Balance as of February 28, 2019		$4,869,557		$3,799,720		$—	$—	$1,069,837
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2019		$(1,229,401)		$(1,229,401)		$—	$—	$—
Destinations Multi Strategy Alternatives Fund
Balance as of February 28, 2018		$197,907*	$	—*		$8,032	$—	$189,875*
Purchases		396		—		—	—	396
(Sales/Paydowns)		(1,703)*		—*		(80)	—	(1,623)*
Accrued Discounts (premiums)		—		—		—	—	—
Total realized gain (loss)		(160,567)		—		(160,567)	—	—
Change in unrealized appreciation (depreciation)		(17,045)		—		152,615	—	(169,660)
Transfers In		—*		—		—*	—	—
Transfers Out		(18,988)		—		—	—	(18,988)
Balance as of February 28, 2019	$	—*		$—	$	—*	$—	$—
Change in unrealized appreciation (depreciation) from Investments held as of February 28, 2019	$	—*		$—	$	—*	$—	$—

*
Includes securities that are fair valued at $0.

Notes to Financial Statements
February 28, 2019 (continued)

4. Accounting for Derivative Instruments
Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. All open derivative positions at period end for each Fund are disclosed in the Fund’s Schedule of Investments. The following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:
(a)
Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.
(b)
Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c)
Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.
The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Notes to Financial Statements
February 28, 2019 (continued)

4. Accounting for Derivative Instruments (continued)
(d)
Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(e)
Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and changes in Net Assets. Details of purchased swaptions contracts held at period end are included on the Fund’s Schedule of Investments under the caption “Purchased Options”.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.
When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.
(f)
Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund is recorded as a liability on the Fund’s books. An upfront

Notes to Financial Statements
February 28, 2019 (continued)

4. Accounting for Derivative Instruments (continued)
payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
i.
Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.
For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.
Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.
ii.
Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.
iii.
Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at

Notes to Financial Statements
February 28, 2019 (continued)

4. Accounting for Derivative Instruments (continued)
the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.
iv.
Total Return Swaps. Certain Funds may enter into total return swaps to gain exposure and benefit from reference asset (single asset, or a basket of assets) without actually having to own it. Total return swaps are agreements where the total return of a reference asset is paid in exchange for periodic cash flows, either fixed or variable, and typically a floating rate such as LIBOR +/- a basis point spread. The deal is structured such that the total return (asset income plus capital appreciation/depreciation) is exchanged, in the cash flows. Periodic payments received or made by the Fund are recorded as realized gain or loss from swap contracts on the Statement of Operations.

v.
Variance Swaps. Certain Funds may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at February 28, 2019:
Destinations Large Cap Equity Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts(a)	$—	$—	$—	$808,065	$808,065
	$—	$—	$—	$808,065	$808,065

Effect of Derivative Instruments on the Statements of Operations of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on futures contracts	$—	$—	$—	$(143,447)	$(143,447)
	$—	$—	$—	$(143,447)	$(143,447)
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$—	$670,386	$670,386
	$—	$—	$—	$670,386	$670,386

Notes to Financial Statements
February 28, 2019 (continued)

4. Accounting for Derivative Instruments (continued)
Destinations International Equity Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on forward foreign currency contracts(d)	$—	$119,696	$—	$—	$119,696
	$—	$119,696	$—	$—	$119,696

Effect of Derivative Instruments on the Statements of Operations of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on forward foreign currency contracts	$—	$893,038	$—	$—	$893,038
	$—	$893,038	$—	$—	$893,038
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$184,651	$—	$—	$184,651
	$—	$184,651	$—	$—	$184,651

Destinations Real Assets Fund
Effect of Derivative Instruments on the Statements of Operations of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on forward foreign currency contracts	$—	$(27,748)	$—	$—	$(27,748)
	$—	$(27,748)	$—	$—	$(27,748)

Destinations Low Duration Fixed Income Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on forward foreign currency contracts(e)	$—	$(27,300)	$—	$—	$(27,300)
	$—	$(27,300)	$—	$—	$(27,300)

Notes to Financial Statements
February 28, 2019 (continued)

4. Accounting for Derivative Instruments (continued)
Effect of Derivative Instruments on the Statements of Operations of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on forward foreign currency contracts	$—	$506,229	$—	$—	$506,229
	$—	$506,229	$—	$—	$506,229
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$(27,300)	$—	$—	$(27,300)
	$—	$(27,300)	$—	$—	$(27,300)

Destinations Global Fixed Income Opportunities Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on forward foreign currency contracts(e)	$—	$(43,091)	$—	$—	$(43,091)
	$—	$(43,091)	$—	$—	$(43,091)

Effect of Derivative Instruments on the Statements of Operations of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on forward foreign currency contracts	$—	$326,841	$—	$—	$326,841
	$—	$326,841	$—	$—	$326,841
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	$—	$(43,091)	$—	$—	$(43,091)
	$—	$(43,091)	$—	$—	$(43,091)

Notes to Financial Statements
February 28, 2019 (continued)

4. Accounting for Derivative Instruments (continued)
Destinations Multi Strategy Alternatives Fund
Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on forward foreign currency contracts(e)	$—	$(72,219)	$—	$—	$(72,219)
	$—	$(72,219)	$—	$—	$(72,219)

Effect of Derivative Instruments on the Statements of Operations as of February 28, 2019
Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income(b)
Net realized gain (loss) on purchased options	$—	$—	$—	$(718,263)	$(718,263)
Net realized gain (loss) on options contracts written	—	—	—	222,308	222,308
Net realized gain (loss) on futures contracts	451,830	—	—	—	451,830
Net realized gain (loss) on forward foreign currency contracts	—	551,826	—	—	551,826
Net realized gain (loss) on swap contracts	—	288,581	(583,729)	580,903	285,755
	$451,830	$840,407	$(583,729)	$84,948	$793,456
Change in unrealized appreciation (depreciation) on derivatives recognized in income(c)
Net change in unrealized appreciation (depreciation) on purchased options	$—	$—	$—	$(143,410)	$(143,410)
Net change in unrealized appreciation (depreciation) on options contracts written	—	—	—	1,545,835	1,545,835
Net change in unrealized appreciation (depreciation) on futures contracts	(117,304)	—	—	—	(117,304)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(221,019)	—	—	(221,019)
Net change in unrealized appreciation (depreciation) on swap contracts	—	(124,537)	27,872	(64,614)	(161,279)
	$(117,304)	$(345,556)	$27,872	$1,337,811	$902,823

(a)
Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the “Open Futures Contracts” table.

(b)
Statements of Operations location: Net realized gain (loss) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.

(c)
Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.

(d)
Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.

(e)
Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.

Notes to Financial Statements
February 28, 2019 (continued)

4. Accounting for Derivative Instruments (continued)
The average notional amounts of futures contracts, swaps contracts, forward foreign currency contracts, and the average market value of purchased options and options contracts written during the year ended February 28, 2019 were as follows:
Destinations Large Cap Equity Fund
Average notional amounts
Futures contracts	$10,098,590
Destinations International Equity Fund
Average notional amounts
Forward foreign currency contracts	$14,474,883
Destinations Real Assets Fund
The Fund invested in an immaterial volume of forward foreign currency contracts during the year, and no positions were held as of February 28, 2019.
Destinations Low Duration Fixed Income Fund
Average notional amounts
Forward foreign currency contracts	$4,441,344
Destinations Global Fixed Income Opportunities Fund
Average notional amounts
Forward foreign currency contracts	$3,387,642
Destinations Multi Strategy Alternatives Fund
Average notional amounts
Purchased options	$378,090
Option contracts written	967,743
Futures contracts	79,841,545
Forward foreign currency contracts	8,123,547
Swap contracts	44,067,502
5. Accounting for Other Instruments
(a)
Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(b)
Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

Notes to Financial Statements
February 28, 2019 (continued)

5. Accounting for Other Instruments (continued)
(c)
Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 5(o).

The following table presents securities on loan that are subject to enforceable netting arrangements as of February 28, 2019.
Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Asset Amount Presented in Statements of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)(c)	Net Amount (Not Less than $0)
Destinations Large Cap Equity Fund	$13,103,177	$—	$(13,103,177)	$—
Destinations Small-Mid Cap Equity Fund	14,162,346	—	(14,162,346)	—
Destinations International Equity Fund	21,472,817	—	(21,472,817)	—
Destinations Real Assets Fund	11,988,354	—	(11,988,354)	—
Destinations Core Fixed Income Fund	134,120	—	(134,120)	—
Destinations Global Fixed Income Opportunities Fund	2,331,596	—	(2,331,596)	—
Destinations Multi Strategy Alternatives Fund	33,065,400	—	(33,065,400)	—

(a)
Represents market value of securities on loan at period end.

(b)
The Funds received cash collateral of  $13,388,335, $14,487,635, $22,347,241, $12,554,680, $136,818 $2,381,368 and $33,797,448, respectively, which was subsequently invested in Federated Government Obligations Fund as reported in the Schedules of Investments.

(c)
The actual collateral received could be greater than the amount shown here due to overcollateralization.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

Notes to Financial Statements
February 28, 2019 (continued)

5. Accounting for Other Instruments (continued)
The table below represents the disaggregation at February 28, 2019 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.
	Remaining Contractual Maturity of the Agreements As of February 28, 2019
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Destinations Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$13,388,335	$—	$—	$—	$13,388,335
Total Borrowings	$13,388,335	$—	$—	$—	$13,388,335
Gross amount of recognized liabilities for securities lending transactions					$13,388,335
Destinations Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$14,487,635	$—	$—	$—	$14,487,635
Total Borrowings	$14,487,635	$—	$—	$—	$14,487,635
Gross amount of recognized liabilities for securities lending transactions					$14,487,635
Destinations International Equity Fund
Securities Lending Transactions
Common Stocks	$22,347,241	$—	$—	$—	$22,347,241
Total Borrowings	$22,347,241	$—	$—	$—	$22,347,241
Gross amount of recognized liabilities for securities lending transactions					$22,347,241
Destinations Real Assets Fund
Securities Lending Transactions
Common Stocks	$12,415,850	$—	$—	$—	$12,415,850
Exchange Traded Funds (ETFs)	138,830	—	—	—	138,830
Total Borrowings	$12,554,680	$—	$—	$—	$12,554,680
Gross amount of recognized liabilities for securities lending transactions					$12,554,680
Destinations Core Fixed Income Fund
Securities Lending Transactions
Corporate Securities	$136,818	$—	$—	$—	$136,818
Total Borrowings	$136,818	$—	$—	$—	$136,818
Gross amount of recognized liabilities for securities lending transactions					$136,818
Destinations Global Fixed Income Opportunities Fund
Securities Lending Transactions
Corporate Securities	$1,244,520	$—	$—	$—	$1,244,520
Preferred Stocks	1,136,848	—	—	—	1,136,848
Total Borrowings	$2,381,368	$—	$—	$—	$2,381,368
Gross amount of recognized liabilities for securities lending transactions					$2,381,368

Notes to Financial Statements
February 28, 2019 (continued)

5. Accounting for Other Instruments (continued)
	Remaining Contractual Maturity of the Agreements As of February 28, 2019
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Destinations Multi Strategy Alternatives Fund
Securities Lending Transactions
Closed-End Funds	$4,183,475	$—	$—	$—	$4,183,475
Corporate Securities	21,731,498	—	—	—	21,731,498
Common Stocks	7,821,275	—	—	—	7,821,275
Preferred Stocks	61,200	—	—	—	61,200
Total Borrowings	$33,797,448	$—	$—	$—	$33,797,448
Gross amount of recognized liabilities for securities lending transactions					$33,797,448

(d)
To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in “Net realized gain (loss) on investments” on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.
TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.
(e)
Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

Notes to Financial Statements
February 28, 2019 (continued)

5. Accounting for Other Instruments (continued)
(f)
Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
(g)
Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(h)
Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. Shareholders of Funds that do not hold sufficient foreign securities to meet the above 50% threshold will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by those Funds.

Notes to Financial Statements
February 28, 2019 (continued)

5. Accounting for Other Instruments (continued)
(i)
Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(j)
Distributions to Shareholders. The Funds distribute their investment income periodically. It is the policy of the Destinations Equity Income and Destinations Multi Strategy Alternatives Funds to distribute their investment income quarterly. It is the policy of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity, Destinations International Equity and Destinations Real Assets Funds to distribute their investment income annually. It is the policy of the Destinations Core Fixed Income, Destinations Municipal Fixed Income, Destinations Global Fixed Income Opportunities and Destinations Low Duration Fixed Income Funds to distribute their investment income monthly. The Funds will make distributions of any undistributed capital gains earned annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

(k)
All distributions will be paid in cash. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

(l)
Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken on the 2018 tax returns.

(m)
Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

(n)
Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board.

Notes to Financial Statements
February 28, 2019 (continued)

5. Accounting for Other Instruments (continued)
(o)
Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(p)
Senior Floating-Rate Loans. Certain Funds may purchase assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, a Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. Participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

In connection with bank loan interests, Funds may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The fund is obligated to fund these commitments at borrower’s discretion. In connection with these commitments, Funds earn a commitment fee, which is included in interest income in the Statement of Operations and recognized respectively over the commitment period. Funds have sufficient cash/securities to cover commitments.
The following table summarizes the Funds’ wholly and partially unfunded loans positions as of February 28, 2019.
	Principal	Unfunded Bank Loan Interest (Cost)	Value of Underlying Bank Loan Interest (Value)	Unrealized Appreciation/ (Depreciation)
Destinations Core Fixed Income Fund
Dentalcorp of Canada ULC (partially unfunded)	$13,770	$13,813	$13,623	$(190)
Mavis Tire Express Services Corp. (wholly unfunded)	72,434	54,918	54,231	(687)
	$86,204	$68,731	$67,854	$(877)

(q)
Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Notes to Financial Statements
February 28, 2019 (continued)

5. Accounting for Other Instruments (continued)
Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of a Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at February 28, 2019 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 3).
For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.
The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of February 28, 2019.
	Assets	Liabilities
Derivative Instruments(a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Destinations International Equity Fund:
Forward foreign currency contracts	$119,696	$—
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$119,696	$—
Destinations Low Duration Fixed Income Fund:
Forward foreign currency contracts	$—	$27,300
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$—	$27,300
Destinations Global Fixed Income Opportunities Fund:
Forward foreign currency contracts	$—	$43,091
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$—	$43,091
Destinations Multi Strategy Alternatives Fund:
Forward foreign currency contracts	$—	$72,219
Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$—	$72,219

(a)
Excludes exchange-traded derivatives.

Notes to Financial Statements
February 28, 2019 (continued)

5. Accounting for Other Instruments (continued)
The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of February 28, 2019.
Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Other Cash Collateral(e)	Net Amount(b)
Destinations International Equity Fund
Over-the-counter
Citigroup Global Markets Inc.	$119,696	$—	$—	$119,696
Total Over-the-counter derivative instruments	$119,696	$—	$—	$119,696

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(c)	Other Cash Collateral(e)	Net Amount(d)
Destinations Low Duration Fixed Income Fund
Over-the-counter
Brown Brothers Harriman & Co.	$27,300	$—	$—	$27,300
Total Over-the-counter derivative instruments	$27,300	$—	$—	$27,300

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(c)	Other Cash Collateral(e)	Net Amount(d)
Destinations Global Fixed Income Opportunities Fund
Over-the-counter
Brown Brothers Harriman & Co.	$43,091	$—	$—	$43,091
Total Over-the-counter derivative instruments	$43,091	$—	$—	$43,091

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(c)	Other Cash Collateral(e)	Net Amount(d)
Destinations Multi Strategy Alternatives Fund
Over-the-counter
Goldman Sachs & Co.	$72,219	$—	$—	$72,219
Total Over-the-counter derivative instruments	$72,219	$—	$—	$72,219

(a)
Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)
Net amount represents the new amount receivable from the counterparty in the event of default.

(c)
Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

Notes to Financial Statements
February 28, 2019 (continued)

5. Accounting for Other Instruments (continued)
(d)
Net amount represents the net amount payable to the counterparty in the event of default.

(e)
In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

6. Significant Risks and Uncertainties
(a)
Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(b)
Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c)
Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(d)
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

7. Investment Management Agreement
Brinker Capital, Inc., serves as investment adviser to the Trust pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust and Brinker Capital. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Adviser on behalf of the Funds (“Sub-advisory Agreements”). Under the Advisory Agreement, each Fund pays Brinker Capital an investment advisory fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. Brinker Capital pays each Sub-adviser a sub-advisory fee from its investment advisory fees.

Notes to Financial Statements
February 28, 2019 (continued)

7. Investment Management Agreement (continued)
The maximum allowable annual management fee represents the total amount that could be charged to each Fund. The aggregate subadvisory fee expected to be paid by Brinker Capital to the Sub-advisers and the maximum fee expected to be retained by Brinker Capital for the Trust’s current fiscal year are indicated below:
Fund	Subadvisory Fee	Brinker Capital Inc. Fee	Maximum Allowable Annual Management Fee
Destinations Large Cap Equity Fund	0.24%	0.39%	0.75%
Destinations Small-Mid Cap Equity Fund	0.42%	0.39%	0.90%
Destinations International Equity Fund	0.51%	0.39%	1.00%
Destinations Equity Income Fund	0.24%	0.39%	0.80%
Destinations Real Assets Fund	0.57%	0.39%	1.00%
Destinations Core Fixed Income Fund	0.18%	0.39%	0.65%
Destinations Low Duration Fixed Income Fund	0.28%	0.39%	0.70%
Destinations Global Fixed Income Opportunities Fund	0.35%	0.39%	0.85%
Destinations Municipal Fixed Income Fund	0.16%	0.39%	0.70%
Destinations Multi Strategy Alternatives Fund	0.48%	0.39%	1.35%
Each Fund’s actual advisory fees may be less than the amounts set forth above due to the effect of additional voluntary fee waivers. Effective March 20, 2017, Brinker Capital has contractually agreed to waive a portion of its advisory fee with respect to any Fund until the period ended June 30, 2019 in order to keep the Fund’s management fees from exceeding 0.39% more than the total amount of sub-advisory fees paid by Brinker Capital with respect to such Fund. The agreement may be amended or terminated only with the consent of the Board of Trustees.
The Adviser voluntarily waived a portion of its advisory fee for Destinations Municipal Fixed Income Fund in order to keep the Funds’ expected total annual operating expenses at or below 0.80%. This voluntary waiver applies only to the advisory fee and does not apply to any other direct or indirect expenses incurred by the Fund. The Adviser may discontinue all or part of this voluntary waiver at anytime.
For the year ended February 28, 2019, the amounts waived by the Adviser were as follows:
Fund
Destinations Large Cap Equity Fund	$3,512,683
Destinations Small-Mid Cap Equity Fund	723,137
Destinations International Equity Fund	1,395,136
Destinations Equity Income Fund	553,148
Destinations Real Assets Fund	90,297
Destinations Core Fixed Income Fund	1,291,725
Destinations Low Duration Fixed Income Fund	87,197
Destinations Global Fixed Income Opportunities Fund	796,270
Destinations Municipal Fixed Income Fund	905,017
Destinations Multi Strategy Alternatives Fund	4,600,665

Notes to Financial Statements
February 28, 2019 (continued)

8. Class Specific Expenses
The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, custody, auditing, administrative and transfer agency expenses, fees and expenses of Trustees, and, to the extent applicable to a share class, shareholder servicing.
Shares of different classes are available to different eligible investors.
Class I Shares. Class I Shares are intended for investors participating in Destinations, an investment advisory program, sponsored by Brinker Capital or through certain third party advisory programs which includes a sub-transfer agent fee. The sub-transfer agent fee is calculated at a maximum annual rate of 0.15% of the average daily net assets of the I share class.
Class Z Shares. Class Z Shares are intended for investors participating in Destinations, an investment advisory program, available through certain third party advisory program that does not include a sub-transfer agent fee.
For the year ended February 28, 2019, class specific expenses were as follows:
Sub-Transfer Agent Fees
Fund	Class I
Destinations Large Cap Equity Fund	$4,339,236
Destinations Small-Mid Cap Equity Fund	1,167,986
Destinations International Equity Fund	2,037,960
Destinations Equity Income Fund	484,788
Destinations Real Assets Fund	380,054
Destinations Core Fixed Income Fund	2,371,512
Destinations Low Duration Fixed Income Fund	394,187
Destinations Global Fixed Income Opportunities Fund	1,057,733
Destinations Municipal Fixed Income Fund	904,211
Destinations Multi Strategy Alternatives Fund	1,405,735
9. Investments
During the year ended February 28, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:
Fund	Investments		U.S. Government & Agency Obligations
	Purchases	Sales	Purchases	Sales
Destinations Large Cap Equity Fund	$1,283,853,060	$798,209,228	$—	$—
Destinations Small-Mid Cap Equity Fund	837,451,454	651,460,407	—	—
Destinations International Equity Fund	708,095,379	425,788,270	—	—
Destinations Equity Income Fund	305,773,263	241,915,673	—	—
Destinations Real Assets Fund	193,001,257	157,980,709	—	—
Destinations Core Fixed Income Fund	462,310,835	289,808,568	759,003,417	698,900,743
Destinations Low Duration Fixed Income Fund	324,947,861	201,977,881	37,814,273	37,460,656
Destinations Global Fixed Income Opportunities Fund	518,519,569	456,984,983	135,000	—
Destinations Municipal Fixed Income Fund	845,863,562	410,944,539	—	—
Destinations Multi Strategy Alternatives Fund	915,804,611	887,636,795	—	6,700,241

Notes to Financial Statements
February 28, 2019 (continued)

9. Investments (continued)
At February 28, 2019, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:
Fund	Aggregate Cost For Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Destinations Large Cap Equity Fund	$3,071,154,155	$558,153,805	$(128,140,178)	$430,013,627
Destinations Small-Mid Cap Equity Fund	899,357,806	124,368,464	(30,117,411)	94,251,053
Destinations International Equity Fund	1,561,114,731	202,511,536	(88,244,659)	114,266,877
Destinations Equity Income Fund	388,399,754	27,851,857	(15,947,916)	11,903,941
Destinations Real Assets Fund	342,409,792	2,525,517	(114,818,180)	(112,292,663)
Destinations Core Fixed Income Fund	1,757,530,574	8,547,732	(28,017,880)	(19,470,148)
Destinations Low Duration Fixed Income Fund	399,109,699	568,054	(3,262,500)	(2,694,446)
Destinations Global Fixed Income Opportunities Fund	802,041,493	2,882,218	(13,876,221)	(10,994,003)
Destinations Municipal Fixed Income Fund	862,107,988	8,463,893	(755,056)	7,708,837
Destinations Multi Strategy Alternatives Fund	960,607,169	30,959,531	(59,675,110)	(28,715,579)
10. Shares of Beneficial Interest
At February 28, 2019, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of  $0.001 per share. At February 28, 2019, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.
Transactions in shares of each Fund’s Class were as follows:
	Year ended February 28, 2019		Period ended February 28, 2019*		Period ended February 28, 2018**
	Shares	Amount	Shares	Amount	Shares	Amount
	Class I		Class Z		Class I
Destinations Large Cap Equity Fund
Shares sold	101,792,492	1,129,725,279	8,374,344	82,958,463	287,473,592	2,934,660,735
Shares issued on reinvestment	8,817,901	92,147,062	325,972	2,777,276	1,649,228	18,718,734
Shares repurchased	(54,731,880)	(643,323,422)	(1,342,871)	(12,343,692)	(49,722,622)	(551,471,595)
Net Increase	55,878,513	578,548,919	7,357,445	73,392,047	239,400,198	2,401,907,874
Destinations Small-Mid Cap Equity Fund
Shares sold	34,664,792	371,756,983	2,255,609	22,691,457	75,742,390	780,805,732
Shares issued on reinvestment	3,886,724	38,556,303	139,990	1,128,317	515,514	5,680,960
Shares repurchased	(17,268,373)	(193,629,966)	(363,167)	(3,142,418)	(12,450,205)	(132,006,984)
Net Increase	21,283,143	216,683,320	2,032,432	20,677,356	63,807,699	654,479,708
Destinations International Equity Fund
Shares sold	52,618,227	553,782,717	3,921,131	37,465,208	133,664,043	1,376,881,445
Shares issued on reinvestment	1,768,142	17,486,924	61,041	526,783	808,593	9,217,957
Shares repurchased	(26,142,011)	(289,212,441)	(511,301)	(4,606,198)	(13,681,974)	(152,944,298)
Net Increase	28,244,358	282,057,200	3,470,871	33,385,793	120,790,662	1,233,155,104
Destinations Equity Income Fund
Shares sold	14,820,009	146,101,281	1,144,805	11,442,280	40,405,705	404,877,952
Shares issued on reinvestment	2,088,485	20,394,007	46,257	434,586	871,531	8,979,970
Shares repurchased	(10,089,294)	(102,029,957)	(161,426)	(1,541,776)	(9,715,757)	(101,413,746)
Net Increase	6,819,200	64,465,331	1,029,636	10,335,090	31,561,479	312,444,176

Notes to Financial Statements
February 28, 2019 (continued)

10. Shares of Beneficial Interest (continued)
	Year ended February 28, 2019		Period ended February 28, 2019*		Period ended February 28, 2018**
	Shares	Amount	Shares	Amount	Shares	Amount
	Class I		Class Z		Class I
Destinations Real Assets Fund
Shares sold	15,078,673	138,429,624	703,514	5,826,365	26,710,372	266,757,729
Shares issued on reinvestment	55,796	337,006	1,890	11,547	587,864	5,543,554
Shares repurchased	(6,821,564)	(56,134,660)	(93,006)	(634,022)	(2,404,971)	(23,387,131)
Net Increase	8,312,905	82,631,970	612,398	5,203,890	24,893,265	248,914,152
Destinations Core Fixed Income Fund
Shares sold	51,629,353	504,965,401	3,123,658	31,239,465	170,214,773	1,704,394,993
Shares issued on reinvestment	4,484,582	43,781,187	35,951	358,837	2,882,755	28,915,598
Shares repurchased	(34,866,632)	(340,488,950)	(322,483)	(3,221,197)	(20,562,920)	(206,384,919)
Net Increase	21,247,303	208,257,638	2,837,126	28,377,105	152,534,608	1,526,925,672
Destinations Low Duration Fixed Income Fund
Shares sold	26,087,024	257,497,046	687,831	6,912,149	20,631,298	206,141,510
Shares issued on reinvestment	922,285	9,068,735	8,602	86,000	407,204	4,051,762
Shares repurchased	(5,827,894)	(57,419,750)	(86,440)	(865,282)	(3,006,453)	(29,970,144)
Net Increase	21,181,415	209,146,031	609,993	6,132,867	18,032,049	180,223,128
Destinations Global Fixed Income Opportunities Fund
Shares sold	32,997,812	326,225,606	1,660,540	16,628,666	65,732,883	664,465,917
Shares issued on reinvestment	2,770,666	27,223,257	25,960	257,546	1,756,026	17,731,813
Shares repurchased	(17,652,417)	(173,684,915)	(248,378)	(2,465,584)	(7,289,447)	(73,723,855)
Net Increase	18,116,061	179,763,948	1,438,122	14,420,628	60,199,462	608,473,875
Destinations Municipal Fixed Income
Shares sold	75,603,154	756,168,946	1,447,265	14,466,808	25,843,707	260,212,529
Shares issued on reinvestment	1,013,048	10,104,941	10,976	109,817	117,490	1,179,382
Shares repurchased	(14,507,379)	(144,701,847)	(262,065)	(2,633,236)	(2,828,194)	(28,460,557)
Net Increase	62,108,823	621,572,040	1,196,176	11,943,389	23,133,003	232,931,354
Destinations Multi Strategy Alternatives Fund
Shares sold	35,970,092	364,349,389	2,040,589	20,189,598	112,492,168	1,127,456,126
Shares issued on reinvestment	4,873,632	46,982,654	63,263	586,237	1,912,479	19,295,487
Shares repurchased	(38,135,236)	(387,871,442)	(508,098)	(4,963,160)	(25,231,900)	(256,219,259)
Net Increase	2,708,488	23,460,601	1,595,754	15,812,675	89,172,747	890,532,354

*
The values shown represent the period from Fund’s Class Z inception (July 16, 2018) through the period ended February 28, 2019.

**
The values shown represent the period from Fund’s Class I inception (March 20, 2017) through the period ended February 28, 2018.

Notes to Financial Statements
February 28, 2019 (continued)

11. Dividend and Tax Components of Capital
The tax character of distributions paid during the fiscal period ended February 28, 2019, were as follows:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Ordinary Income	49,487,809	28,319,388	18,052,051	15,287,103
Net Long-term Capital Gains	45,640,028	11,491,809	—	5,579,462
Total Distributions Paid	$95,127,837	$39,811,197	$18,052,051	$20,866,565

	Destinations Real Assets Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Ordinary Income	349,107	44,226,495	9,178,760	27,549,362
Net Long-term Capital Gains	—	—	—	—
Total Distributions Paid	$349,107	$44,226,495	$9,178,760	$27,549,362

	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
Distributions paid from:
Tax Exempt	$10,254,011	$—
Ordinary Income	—	34,993,709
Net Long-term Capital Gains	—	12,636,086
Total Distributions Paid	$10,254,011	$47,629,795

As of February 28, 2019, the components of accumulated earnings on a tax basis were as follows:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund
Undistributed ordinary income—net	$5,706,662	$889,574	$1,074,591	$1,804,291
Undistributed long-term capital gains—net	6,910,513	—	—	587,207
Total Undistributed earnings	12,617,175	889,574	1,074,591	2,391,498
Capital Loss Carryforward	—	—	(12,663,854)	—
Current Year Late Year Loss Deferral	—	(6,139,614)	—	—
Unrealized appreciation (depreciation)	430,013,665(a)	94,251,053(a)	114,249,100(a)	11,904,940(a)
Total accumulated earnings/(losses)—net	$442,630,840	$89,001,013	$102,659,837	$14,296,438

Notes to Financial Statements
February 28, 2019 (continued)

11. Dividend and Tax Components of Capital (continued)
	Destinations Real Assets Fund	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund
Undistributed ordinary income—net	$459,393	$2,842,905	$455,632	$694,158
Undistributed long-term capital gains—net	—	—	—	—
Total Undistributed earnings	459,393	2,842,905	455,632	694,158
Capital Loss Carryforward	(7,331,405)	(9,850,275)	(1,379,758)	(9,027,230)
Current Year Late Year Loss Deferral	—	—	—	—
Unrealized appreciation (depreciation)	(112,292,960)(a)	(19,471,025)(a)	(2,682,515)(a)	(10,983,452)(a)
Total accumulated earnings/(losses)—net	$(119,164,972)	$(26,478,395)	$(3,606,641)	$(19,316,524)

	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
Undistributed ordinary income—net	$—	$8,118,091
Undistributed long-term capital gains—net	—	3,081,629
Undistributed tax-exempt income—net	286,760	—
Total Undistributed earnings	286,760	11,199,720
Capital Loss Carryforward	(313,841)	—
Current Year Late Year Loss Deferral	—	—
Unrealized appreciation (depreciation)	7,708,837(a)	(28,715,579)(a)
Total accumulated earnings/(losses)—net	$7,681,756	$(17,515,859)

(a)
The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, forwards, futures, ROC dividends received, real estate investments, the difference between book and tax amortization methods, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

12. Capital Loss Carry Forward
As of February 28, 2019, the Funds had the following net capital loss carryforwards remaining:
Year of Expiration	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
Short-Term	$—	$—	$12,663,854	$—	$3,265,441
Long-Term	—	—	—	—	4,065,964
	$—	$—	$12,663,854	$—	$7,331,405

Year of Expiration	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives, Fund
Short-Term	$6,102,453	$864,872	$4,400,188	$27,660	$—
Long-Term	3,747,822	514,886	4,627,042	286,181	—
	$9,850,275	$1,379,758	$9,027,230	$313,841	$—

Notes to Financial Statements
February 28, 2019 (concluded)

13. Subsequent Events
Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any events or transactions that would require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Brinker Capital Destinations Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund, Destinations International Equity Fund, Destinations Equity Income Fund, Destinations Real Assets Fund, Destinations Core Fixed Income Fund, Destinations Low Duration Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund, Destinations Municipal Fixed Income Fund and Destinations Multi Strategy Alternatives Fund (the “Funds”), each a series of Brinker Capital Destinations Trust (the “Trust”), including the schedules of investments, as of February 28, 2019, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period March 20, 2017 (commencement of operations) to February 28, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period ended February 28, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, brokers, private companies, transfer agent and agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
April 29, 2019

Board Approval of Management Agreement and Investment Advisory Agreements (unaudited)

Approval of Management Agreement and Sub-advisory Agreements
Brinker Capital Destinations Trust (“Trust” and, each series thereof a “Fund”) and Brinker Capital, Inc. (“Manager”), have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, the Manager both selects investments in third-party funds and serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them pursuant to a separate investment advisory agreement (each, a “Sub-advisory Agreement” and collectively, the “Sub-advisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each Sub-adviser.
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially, as well as renewed annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of any approvals or renewals of the Agreements, the Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.
At an in-person meeting held on December 4-5, 2018 (“December Meeting”), the Board, including a majority of the Independent Trustees, renewed the Management Agreement for an additional one-year period. In addition, each of the Sub-advisory Agreements listed in the table below were either approved or renewed at the December Meeting or a meeting of the Board held on June 6-7, 2018. The Board also considered information provided by the Sub-advisers at meetings held on June 6-7, 2018 and September 20-21, 2018. In doing so, the Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Trustees were assisted in their review by Fund counsel and met in executive sessions separate from representatives of the Manager and Sub-advisers.
Sub-adviser Name	Fund(s)
Avenue Capital Management II, L.P.	♦ Destinations Multi Strategy Alternatives Fund
BAMCO, Inc.	♦ Destinations International Equity Fund
BlackRock Investment Management, Inc.	♦ Destinations Core Fixed Income Fund
♦ Destinations Large Cap Equity Fund
Ceredex Value Advisors LLC	♦ Destinations Small-Mid Cap Equity Fund
Columbia Management Investment Advisers, LLC	♦ Destinations Large Cap Equity Fund
CrossingBridge Advisors, LLC	♦ Destinations Global Fixed Income Opportunities Fund
♦ Destinations Low Duration Fixed Income Fund
Delaware Investments Fund Advisers/ Macquarie Investment Management	♦ Destinations Large Cap Equity Fund
DoubleLine Capital LP	♦ Destinations Core Fixed Income Fund
♦ Destinations Global Fixed Income Opportunities Fund
♦ Destinations Low Duration Fixed Income Fund
Driehaus Capital Management LLC	♦ Destinations Multi Strategy Alternatives Fund
♦ Destinations Small-Mid Cap Equity Fund
Federated Equity Management Company of Pennsylvania	♦ Destinations Equity Income Fund
FIAM LLC	♦ Destinations Municipal Fixed Income Fund
Fort Washington Investment Advisors Inc	♦ Destinations Large Cap Equity Fund
LMCG Investments, LLC	♦ Destinations Small-Mid Cap Equity Fund
MFS Investment Management	♦ Destinations International Equity Fund

Board Approval of Management Agreement and Investment Advisory Agreements (unaudited) (continued)

Sub-adviser Name	Fund(s)
Northern Trust Investments, Inc.	♦ Destinations Municipal Fixed Income Fund
Nuveen Asset Management, LLC	♦ Destinations Global Fixed Income Opportunities Fund
NWQ Investment Management Company, LLC	♦ Destinations Equity Income Fund
RiverNorth Capital Management, LLC	♦ Destinations Multi Strategy Alternatives Fund
SailingStone Capital Partners LLC	♦ Destinations Real Assets Fund
Strategas Asset Management, LLC	♦ Destinations Large Cap Equity Fund
T. Rowe Price Associates, Inc.	♦ Destinations International Equity Fund
♦ Destinations Large Cap Equity Fund
TCW Investment Management Company	♦ Destinations Large Cap Equity Fund
Wasatch Advisors Inc	♦ Destinations International Equity Fund
In voting to approve or renew the Agreements, the Trustees considered whether the approval or renewal of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.
Nature, Extent and Quality of the Services Provided Under the Agreements
The Board received and considered information regarding the nature, extent and quality of services that, in the case of renewals, had been provided to the Funds by the Manager and the Sub-advisers under the Agreements, or that would be provided, in the case of approvals. The Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers to the Board and the Manager’s ongoing supervision of the Sub-advisers, including the Manager’s process for determining how Fund assets are allocated among the applicable Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services provided to the Trust and its shareholders. The Board noted information received at Board meetings related to the services provided by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the respective Fund assets allocated to it, as well as the qualifications, experience and responsibilities of the portfolio managers for the portion of the Fund assets managed by that Sub-adviser and other key personnel of the Sub-adviser. The Board specifically took into account each Sub-adviser’s investment process and capabilities, evaluating, as applicable, how the Sub-adviser complemented each of the other Sub-advisers to that Fund. The Board also considered the background and experience of each Sub-adviser’s portfolio managers. The Trustees also considered the services that the Manager provides to the Funds in directly managing a portion of the Funds’ portfolios, which are invested in shares of third-party exchange-traded funds (“ETFs”), and the fact that the Manager determines how best to allocate each Fund’s portfolio between passive investments in ETFs and active investments through the Sub-advisers.
The Trustees also discussed the terms of the Sub-Advisory Agreements and considered the Manager’s favorable assessment of the nature and quality of the Sub-advisers’ services. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and those of the Manager and each Sub-adviser.
At the December Meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds. In its discussion with the Funds’ portfolio managers at the meetings throughout the year, the Board elicited information about their experience with the various Sub-advisers, noting that the portfolio managers generally were familiar with the various Sub-advisers and their investment strategies through the portfolio managers’ experience in managing separate accounts that had exposure to the Sub-advisers’ investment strategies through investments in third-party registered investment companies. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

Board Approval of Management Agreement and Investment Advisory Agreements (unaudited) (continued)

The Board concluded, in the context of its full deliberations, that, overall, the nature, extent and quality of services expected to be provided under the approved or renewed Agreements were adequate and appropriate.
Fund Performance
As to each Fund, at the December Meeting the Board received and considered performance information provided by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”). As to each Fund, the Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Fund’s Performance Universe. The Board also noted that it had received and discussed with advisory personnel of the Trust at Board meetings throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. In addition, for each Sub-adviser, the Board received and considered performance information provided by the Manager for the portion of the respective Fund’s assets allocated to it or, in the case of approvals, the performance of the Sub-advisers’ strategies compared to relevant indices. The Board determined that these factors supported a decision to approve or renew, as applicable, the Agreements.
Management Fees and Expense Ratios
As to each Fund, the Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Fund to the Manager and by the Manager to the Sub-advisers in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements were in place or being proposed for a Fund and considered the actual fee rate (after taking any such waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and expense reimbursements could be discontinued. The Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers would not increase the fees or expenses otherwise incurred by a Fund and its shareholders. Further, the Board considered that, as a result of the contractual advisory fee waivers, the Manager would not retain a different percentage of the overall advisory fee based on the Sub-advisers selected, the fees charged to Sub-advisers or the allocation of a Fund’s assets among Sub-advisers. The Board also reviewed with management the scope of services provided to the Funds by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief operational and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-Advisers. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other sub-advised funds and accounts managed by the Sub-advisers. Additionally, the Board received and considered information comparing each Funds’ Contractual Management Fees and Actual Management Fees and the Fund’s actual total expenses with those of a group of funds selected by Broadridge.
The Board determined, in the context of its full deliberations, that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.
Manager Profitability
The Board considered the profits realized by the Manager in connection with the operation of the Funds, and whether the amount of profit was a fair entrepreneurial profit for the management of the Funds. In particular, the Board considered that the Manager retained a maximum amount of compensation (as a percentage of Fund assets) from each Fund as a result of the contractual fee waivers. The Board also considered the profitability of the Manager for providing advisory services to the Funds as an overall complex, noting that the Manager implemented its model-based investment advice through allocations of assets among the Funds. The Board also considered the Funds’ operating expenses and the impact of any fee waivers and expense reimbursements on the Manager’s profits. As to each Fund, the Board concluded, in the context of its full deliberations, that the Manager’s level of profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing, or seeking to provide, sub-advisory services to the Funds.

Board Approval of Management Agreement and Investment Advisory Agreements (unaudited) (concluded)

Economies of Scale
As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.
Other Benefits to the Manager and the Sub-advisers
As to each Fund, the Board considered other benefits received or that could be expected to be received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.
In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.
Based on the Trustee’s discussions and considerations, including those described above, the Board approved or renewed the Agreements for another year (or for an initial two-year period in the case of an approval). No single factor considered by the Board was identified by the Board as the principal factor in determining whether to approve or renew the Agreements.

Additional Information (unaudited)

Trustees and Officers of the Trust
The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.
Brinker Capital, Inc. (“Manager”) serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the portion of the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.
The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-877-771-7979.
Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
INDEPENDENT TRUSTEES*
Ellyn L. Brown Brown Associates 11055 Greenspring Ave, Annex A Lutherville, MD 21093 Birth Year: 1950	Chair of the Board of Trustees**	Chair as of April 1, 2018; Trustee Since 2017	Retired Attorney since 2006. Former Principal of Brown and Associates from 1996 to 2006.	10	CNO Financial, Inc. since 2012, Walter Investment Management Corp. from 2013 to 2017, NYSE Regulation, Inc. from 2010 to 2014. Financial Industry Regulatory Authority, Inc. (FINRA) from 2007 to 2012.
J. Scott Coleman, CFA 7 Forest Road Wayne, PA 19087 Birth Year: 1960	Trustee	Since 2017	Retired since 2015. President and CEO of Optimum Fund Trust from 2011 to 2015. President of Delaware Distributors from 2008 to 2015. Executive Vice President, Head of Distribution and Marketing, Delaware Investments 2008 to 2015. In addition, Head of Macquarie Investment Management EMEA Distribution from 2012 to 2015. Managing Director at Goldman Sachs & Co. from 2001 to 2008.	10	Optimum Fund Trust from 2011 to 2015.
Nicholas Marsini, Jr. 120 St. Moritz Drive Wilmington, DE 19807 Birth Year: 1955	Trustee, Chair of Audit Committee	Since 2017	Retired since 2016. Regional President of PNC Bank, Delaware from 2011 to 2016. Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from 1997 to 2010.	10	FundVantage Trust.

Additional Information (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
Gregory E. McGowan Franklin Templeton 300 SE 2nd Street Fort Lauderdale, FL 33301 Birth Year: 1949	Trustee	Since 2017	Senior Strategic Advisor, Franklin Templeton Investments since 2016. Executive Vice President, Director and General Counsel of Templeton International, Inc.from 1992 to 2016. Executive Vice President, Secretary and General Counsel of Templeton Global Advisors Limited (a Bahamian corporation) from 1992 to 2016.	10	Global Capital PLC (Malta Public Company), Franklin Templeton Sealand Fund Management Co. Ltd., China Life Franklin Asset Management Company Limited, Templeton Investment Counsel LLC, Franklin Templeton Trustee Services Private Limited (India), Franklin Templeton International Services S.A. (Luxembourg), Franklin Templeton Investments (Asia) Limited, Franklin Templeton Investments Japan Ltd., Templeton Asset Management Ltd. (Singapore), Franklin Templeton Holding Limited (Mauritius), Franklin Templeton Investment Services Mexico, S. de R. L.
* Each Trustee remains in office until he or she resigns, retires or is removed.
** Since April 1, 2018.
INTERESTED TRUSTEES*
Joseph V. Del Raso** Pepper Hamilton LLP 3000 Two Logan Square, 18th & Arch Streets Philadelphia, PA 19103-2799 Birth Year: 1952	Trustee	Since 2017 (Chair of the Board until April 1, 2018).	Partner at Pepper Hamilton LLP (law firm) since 1998.	10	Global Capital PLC (Malta Public Company).
Noreen D. Beaman*** Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1964	Trustee and Chief Executive Officer	Since 2018	Chief Executive Officer of Brinker Capital, Inc. since 2012.	10	PIMCO RIA Advisory Board, MMI Board of Governors, MMI Leadership Pathway, Envestnet Institute Women In Wealth; St. Peter’s University Board of Trustees (2014 to 2017).

*
Each Trustee remains in office until he or she resigns, retires or is removed.

**
Mr. Del Raso became an “interested” Trustee (as such term is defined under Section 2(a)(19) of the Investment Company Act) as of April 1, 2018.

***
At a meeting of the Board of Trustees held on March 8, 2018, the Board appointed Ms. Beaman to the Board, replacing Mr. John E. Coyne, who left Brinker Capital at the end of 2017 and resigned from the Board effective March 8, 2018.

Additional Information (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS*
Philip Green, Jr. Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1970	Chief Financial Officer & Treasurer	Since January 2017	Chief Financial Officer, Brinker Capital Holdings Inc., Brinker Capital Inc. and Brinker Capital Securities since 2000.
Brian Ferko Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1971	Chief Compliance Officer & Anti-Money Laundering Officer	Since January 2017	Chief Compliance Officer of Brinker Capital, Inc. since 2015; Chief Compliance Officer of Brinker Capital, Inc. contracted through Cipperman Compliance Services from 2010 to 2015; Chief Operating Officer of CCS from 2012 to 2015.
Jason B. Moore Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1972	President	Since January 2017	Chief Administrative Officer, Brinker Capital, Inc. since 2016; Managing Director, Morgan Stanley from 2012 to 2016.
Donna Marley Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1955	Chief Operating Officer	Since April 2017	Senior Vice President of Funds, Brinker Capital, Inc. since 2017; Executive Director, Morgan Stanley (2009-2017)
Peter Townsend Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1977	Secretary & Deputy Chief Compliance Officer	Since January 2017	Deputy Funds Chief Compliance Officer at Brinker Capital, Inc. since 2017; Director of Compliance at Penn Capital Management Company, Inc. from 2015 to 2017; Director of Compliance at Cipperman Compliance Services from 2013 to 2015; Associate at J.P. Morgan Chase & Co. from 2008 to 2013.
Charles Widger Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1945	Investment Officer	Since January 2017	Executive Chairman of Brinker Capital, Inc. since 2012.
Jeffrey Raupp, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312	Chief Investment Officer	Since January 2017	Chief Investment Officer of Brinker Capital, Inc. since 2018; Director of Investments of Brinker Capital, Inc. since 2017; Senior Vice President of Brinker Capital, Inc. 2016; Senior Investment Manager of Brinker

Additional Information (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Birth Year: 1969			Capital, Inc. from 2008 to 2016.
Amy Magnotta, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1978	Investment Officer	Since January 2017	Senior Vice President and Head of Discretionary Portfolios of Brinker Capital Inc. since 2017; Senior Investment Manager of Brinker Capital, Inc. from 2008 to 2017.
Leigh Lowman, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1982	Investment Officer	Since January 2017	Investment Manager, Brinker Capital, Inc. since 2017; Senior Investment Analyst, Brinker Capital, Inc. from 2015 to 2017; Outreach Analyst, The Investment Fund for Foundations from 2014 to 2015; Senior Associate, Mondrian Investment Partners from 2011 to 2014.
Christopher Hart Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1971	Investment Officer	Since January 2017	Senior Vice President and Head of Platform Manager Research at Brinker Capital, Inc. since 2017; Senior Vice President in 2016; Core Investment Manager at Brinker Capital, Inc. from 2014 to 2016; Investment Director at RS Investments 2013; Vice President/Investment Officer at Morgan Stanley Smith Barney from 2006 to 2013.
Timothy Holland, CFA Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1969	Investment Officer	Since June 2017	Senior Vice President and Global Investment Strategist of Brinker Capital, Inc. since 2017; Co-Head US Sub Advisory of Pictet Asset Management in 2016; Portfolio Manager and Partner of TAMRO Capital Partners from 2005 to 2016.
Kristin Pilipzeck Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1987	Investment Officer	Since March 2019	Investment Analyst, Brinker Capital, Inc. since 2017; Operations Associate, Brinker Capital, Inc. from 2011 – 2017.

*
The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure
Effective April 1, 2018, the Board appointed Ms. Brown, an Independent Trustee, to serve as Chair of the Board. Prior to April 1, 2018, Mr. Del Raso served as Chair of the Board and also as a member of the Audit Committee, but stepped down from those positions due to his change in status from independent to interested trustee. As of April 1, 2019, four of the six Trustees

Additional Information (unaudited) (continued)

(66.67%) were not “interested persons” (as defined in the 1940 Act) of the Trust and are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). .
There are two primary committees of the Board: the Audit Committee and the Governance Committee. The Audit Committee is chaired by Mr. Marsini and includes all of the Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers. Effective September 21, 2018, the Board approved the establishment of a Governance Committee. The Governance Committee is chaired by Mr. Del Raso and includes Ms. Beaman and Messrs. McGowan and Coleman. The Board believes that the existing Board structure is appropriate.
Board Oversight of Risk Management
The Board considers risk management as part of its general oversight responsibilities. As is the case with virtually all mutual funds, service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chair of the Board or the appropriate Committees, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds; many of which are reviewed by the Board. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all risks applicable to the Funds. The Board also receives reports from counsel to the Trust, also counsel to the Manager, and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.
Individual Trustee Qualifications
The Board believes that each Trustee’s experience, qualifications, attributes or skills individually and in combination with those of the other Trustees support the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and protect the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. The Board also believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with each other and with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies or other investment companies. The Board considered that the various Trustees have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board.

Additional Information (unaudited) (concluded)

Board Committees
The Trust has an Audit Committee. The members of the Audit Committee consist of all the Independent Trustees of the Trust, namely Ms. Brown, Mr. Coleman, Mr. Marsini, Jr. and Mr. McGowan. The Trust also has a Governance Committee composed of Ms. Beaman, Mr. Coleman, Mr. Del Raso and Mr. McGowan. The Board at times may constitute other committees of the Board to assist in the evaluation of specific matters.
The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and reviews the compensation of the independent registered public accounting firm. The Audit Committee also pre-approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any advisory affiliates. The Audit Committee met twice during the Trust’s most recent fiscal year.
The primary responsibility of the Governance Committee is to support the Board in providing effective and efficient governance of the Trust. The Governance Committee reviews and considers, on behalf of all of the Trustees, the Trust’s Management Agreement, Sub-advisory Agreements, and agreements with the Trust’s distributor, and assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The Governance Committee also reviews the compensation to be paid to the Board and coordinates the Board’s annual self-assessment for the purposes of evaluating the performance and effectiveness of the Board.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2019:
	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Real Assets Fund
Ordinary Income:
Qualified Dividend Income for Individuals	87.93%	25.85%	79.82%	54.42%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	82.62%	22.34%	2.33%	39.67%	100.00%
Foreign Taxes Paid			$1,576,941
Foreign Source Income			$20,573,276
Foreign Tax Paid Per Share	—	—	0.01	—	—
Foreign Source Income Per Share	—	—	0.13	—	—
	Destinations Core Fixed Income Fund	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Opportunities Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	—	24.97%
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	—	—	—	25.10%
Interest from Tax-Exempt Obligations	—	—	—	100%	—

Brinker Capital Destinations Trust
Investment Adviser
Brinker Capital, Inc.
1055 Westlakes Drive, Suite 250
Berwyn, PA 19312
www.brinkercapital.com
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com
Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
www.morganlewis.com
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
www.taitweller.com
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risk, objectives, fees and expenses, experience of its management, and other information.
Visit www.destinationsfunds.com for more information.
DSA_SAR

ITEM 2. CODE OF ETHICS.

As of the period ended February 28, 2019 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1). The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Nicholas Marsini Jr. possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Marsini as the Registrant’s audit committee financial expert. Mr. Marsini is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended February 28, 2019 and February 28, 2018 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $201,000 in 2019 and $175,000 in 2018.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended February 28, 2019 and February 28, 2018, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2019 and $0 in 2018.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended February 28, 2019 and February 28, 2018, for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,000 in 2019 and $25,000 in 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended February 28, 2019 and February 28, 2018, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2019 and $0 for 2018.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Brinker Capital Destinations Trust provides that the Committee may pre-approve all audit and permitted non-audit services the independent auditor provides to a Fund, and all services that the independent auditor provides to the Fund’s investment adviser(s) and advisory affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2019 and 0% for 2018; Tax Fees were 0% for 2019 and 0% for 2018; and Other Fees were 0% for 2019 and 0% for 2018.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2019 and $0 for 2018.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on their evaluations of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s last fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(a)(4) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brinker Capital Destinations Trust

By:	/s/ Jason B. Moore
Jason B. Moore
President

Date:	May 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jason B. Moore
Jason B. Moore
President

Date:	May 1, 2019

Brinker Capital Destinations Trust
By:	/s/ Philip Green, Jr.
Philip Green, Jr.
Chief Financial Officer and Treasurer

Date:	May 1, 2019